UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04087

Manning & Napier Fund, Inc.

(Exact name of registrant as specified in charter)

290 Woodcliff Drive, Fairport, NY 14450

(Address of principal executive offices) (Zip Code)

B. Reuben Auspitz 290 Woodcliff Drive, Fairport, NY 14450

(Name and address of agent for service)

Registrant’s telephone number, including area code: 585-325-6880

Date of fiscal year end: October 31, 2009

Date of reporting period: November 1, 2008 through October 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1:	REPORTS TO STOCKHOLDERS

Management Discussion and Analysis (unaudited)

Dear Shareholders:

Over the past twelve months, investor sentiment has moved rather quickly from extreme pessimism to guarded optimism. Volatility continued through the final months of 2008 and into the first quarter of 2009, with broad equity markets down more than 10%. After hitting a low point in late March, both domestic and foreign stock indexes turned upwards rather dramatically, posting 20% to 50% returns through the end of October.

While this turnaround has not been enough to fully offset losses experienced during the current bear market, recent returns indicate that market participants appear more confident in an economic rebound. For the twelve months ended October 31, 2009, the Russell 3000® Index gained 10.83% while the S&P 500 Index returned 9.83% .

The Equity Series earned a return well in excess of its benchmark, with a 17.23% gain for the twelve months ended October 31, 2009. In addition, the Series continues to outpace the Russell 3000® Index over the current stock market cycle, which includes both a bull and a bear market. Over this current cycle, the Equity Series has earned an annualized return of 8.95% relative to the 6.04% return of the Russell 3000® Index.

As equity market volatility heightened during the last quarter of 2008 and first quarter of 2009, we found meaningful investment opportunities in both the Information Technology and Health Care sectors. Using our Profile strategy for stock selection, we identified several companies with strong competitive advantages and growth drivers that we believed to be largely unrelated to the overall strength of the economy. Our allocations to both sectors detracted from performance at the end of 2008 and the beginning of 2009, but were a meaningful contributor to results as the markets turned off March lows.

As the market has strengthened into the later months of 2009, we have modestly pared back holdings in the Technology sector among companies that have appreciated closer to our estimate of fair market value. We have continued to add selectively to existing holdings in the Energy and Consumer Staples sectors.

Currently, Information Technology and Health Care are the Series’ largest sector weightings. Compared to the benchmark, we continue to have relatively small positions in both Energy and Financials. Our comparably small allocation to Financials helped relative performance during the later months of 2008 and the first quarter of 2009.

From a macro perspective, the current environment remains challenging. On the one hand, we have found more encouraging pockets of optimism in the Housing and Manufacturing sectors, and while the unemployment rate continues to move higher, there are subtle signs of improvement in the U.S. labor markets. On the other hand, macro-economic challenges remain in the face of a growing government deficit, continued easy monetary policy, a debt-burdened U.S. consumer and widespread inflation concerns.

We recognize that solving yesterday’s problems may create new and different macro-economic challenges in the global economy. Our approach has always been to remain cognizant of macro-economic conditions, but to allow company-specific factors to drive our investment decisions. In an environment like today, the very uncertainty that makes investors cautious can also create attractively priced investment opportunities for long-term investors. Over the past year, many of these opportunities have been represented by high quality growth companies and well-positioned companies in cyclical industries that are experiencing supply responses to lower demand. We will continue to seek out such opportunities as the next phase of this market and economic cycle unfolds.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, Inc.	1

Performance Update as of October 31, 2009 (unaudited)

	Average Annual Total Returns As of October 31, 2009
	One Year	Five Year	Ten Year	Since Inception[1]
Manning & Napier Fund, Inc. - Equity Series[2,3]	17.23%	3.98%	5.75%	5.77%
Russell 3000® Index[4]	10.83%	0.71%	-0.14%	1.49%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc.—Equity Series for the ten years ended October 31, 2009 to the Russell 3000® Index.

1Performance numbers for the Series and Index are calculated from May 1, 1998, the Collective’s inception date (see Note 3 below).

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2009, this net expense ratio was 1.05% . The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.11% for the year ended October 31, 2009.

3For periods prior to the inception of the Series on July 10, 2002, the performance figures reflect the performance of the Exeter Trust Company Group Trust for Employee Benefit Plans -All-Equity Collective Investment Trust (the “Collective”), which was managed by the Advisor and reorganized into the Series. The Collective was not open to the public generally, or registered under the Investment Company Act of 1940 (the “1940 Act”), or subject to certain restrictions that are imposed by the 1940 Act. If the Collective had been registered under the 1940 Act, performance may have been adversely affected. Because the fees of the Collective were lower than the Series’ fees, historical performance would have been lower if the Collective had been subject to the same fees.

4The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns, unlike Series returns, do not reflect any fees or expenses.

2

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 5/1/09	Ending Account Value 10/31/09	Expenses Paid During Period* 5/1/09-10/31/09
Actual	$1,000.00	$1,154.40	$5.70
Hypothetical (5% return before expenses)	$1,000.00	$1,019.91	$5.35

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.05%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data. The Series’ total return would have been lower had certain expenses not been waived during the period.

3

Portfolio Composition as of October 31, 2009 (unaudited)

4

Investment Portfolio - October 31, 2009

	Shares	Value (Note 2)

COMMON STOCKS - 95.4%

Consumer Discretionary - 14.3%
Hotels, Restaurants & Leisure - 2.6%
Carnival Corp.	476,150	$13,865,488
International Game Technology	703,970	12,558,825

		26,424,313

Household Durables - 0.7%
Fortune Brands, Inc.	174,260	6,787,427

Media - 4.7%
Comcast Corp. - Class A	1,181,310	17,128,995
The Walt Disney Co.	1,100,070	30,108,916

		47,237,911

Multiline Retail - 2.5%
Kohl’s Corp.*	216,420	12,383,552
Nordstrom, Inc.	397,810	12,642,402

		25,025,954

Specialty Retail - 3.8%
Dick’s Sporting Goods, Inc.*	605,420	13,736,980
The Home Depot, Inc.	267,930	6,722,364
Lowe’s Companies, Inc.	374,110	7,321,332
The Sherwin-Williams Co.	180,430	10,291,727

		38,072,403

Total Consumer Discretionary		143,548,008

Consumer Staples - 6.7%
Food Products - 6.7%
Dean Foods Co.*	977,590	17,821,466
General Mills, Inc.	303,390	19,999,469
H.J. Heinz Co.	238,800	9,609,312
Kellogg Co.	378,810	19,523,867

Total Consumer Staples		66,954,114

Energy - 6.5%
Energy Equipment & Services - 3.9%
Baker Hughes, Inc.	491,490	20,676,984
Weatherford International Ltd. (Switzerland)*	1,033,410	18,115,678

		38,792,662

Oil, Gas & Consumable Fuels - 2.6%
Hess Corp.	487,650	26,693,961

Total Energy		65,486,623

Financials - 11.9%
Capital Markets - 7.7%
Bank of New York Mellon Corp.[1]	959,160	25,571,206

The accompanying notes are an integral part of the financial statements.	5

Investment Portfolio - October 31, 2009

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Financials (continued)
Capital Markets (continued)
Federated Investors, Inc. - Class B	685,890	$18,004,612
Northern Trust Corp.	264,610	13,296,652
SEI Investments Co.	1,180,980	20,631,721

		77,504,191

Consumer Finance - 2.4%
American Express Co.	695,170	24,219,723

Insurance - 1.8%
The Progressive Corp.*	1,115,500	17,848,000

Total Financials		119,571,914

Health Care - 15.8%
Biotechnology - 1.6%
Genzyme Corp.*	324,360	16,412,616

Health Care Equipment & Supplies - 4.5%
Becton, Dickinson & Co.	270,329	18,479,690
Gen-Probe, Inc.*	323,780	13,508,102
Inverness Medical Innovations, Inc.*	347,210	13,197,452

		45,185,244

Health Care Providers & Services - 1.6%
Quest Diagnostics, Inc.	283,390	15,850,003

Health Care Technology - 2.5%
Cerner Corp.*	159,370	12,118,495
Eclipsys Corp.*	685,910	12,860,812

		24,979,307

Life Sciences Tools & Services - 4.0%
Millipore Corp.*	172,540	11,561,906
PerkinElmer, Inc.	668,120	12,433,713
Thermo Fisher Scientific, Inc.*	350,830	15,787,350

		39,782,969

Pharmaceuticals - 1.6%
Johnson & Johnson	269,270	15,900,393

Total Health Care		158,110,532

Industrials - 11.4%
Air Freight & Logistics - 3.8%
FedEx Corp.	222,640	16,183,701
United Parcel Service, Inc. - Class B	408,210	21,912,713

		38,096,414

Airlines - 3.1%
Southwest Airlines Co.	3,618,010	30,391,284

6	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2009

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Industrials (continued)
Commercial Services & Supplies - 1.4%
Waste Management, Inc.	477,030	$14,253,657

Machinery - 1.6%
Pall Corp.	514,750	16,338,165

Road & Rail - 1.5%
Heartland Express, Inc.	279,330	3,798,888
J.B. Hunt Transport Services, Inc.	237,620	7,142,857
Knight Transportation, Inc.	259,910	4,168,957

		15,110,702

Total Industrials		114,190,222

Information Technology - 22.4%
Communications Equipment - 3.9%
Cisco Systems, Inc.*	1,375,160	31,422,406
Juniper Networks, Inc.*	297,490	7,588,970

		39,011,376

Computers & Peripherals - 2.3%
EMC Corp.*	1,376,270	22,667,167

Internet Software & Services - 4.5%
Google, Inc. - Class A*	83,820	44,937,578

IT Services - 3.3%
Automatic Data Processing, Inc.	370,000	14,726,000
Paychex, Inc.	652,310	18,532,127

		33,258,127

Semiconductors & Semiconductor Equipment - 0.5%
KLA-Tencor Corp.	160,880	5,230,209

Software - 7.9%
Autodesk, Inc.*	803,970	20,042,972
Electronic Arts, Inc.*	1,287,850	23,490,384
Microsoft Corp.	1,283,060	35,579,254

		79,112,610

Total Information Technology		224,217,067

Materials - 3.4%
Chemicals - 1.9%
Monsanto Co.	292,460	19,647,463

Paper & Forest Products - 1.5%
Weyerhaeuser Co.	410,840	14,929,925

Total Materials		34,577,388

The accompanying notes are an integral part of the financial statements.	7

Investment Portfolio - October 31, 2009

	Shares/ Principal Amount	Value (Note 2)

COMMON STOCKS (continued)

Telecommunication Services - 3.0%
Wireless Telecommunication Services - 3.0%
American Tower Corp. - Class A*	275,020	$10,126,236
Crown Castle International Corp.*	655,620	19,812,837

Total Telecommunication Services		29,939,073

TOTAL COMMON STOCKS (Identified Cost $892,029,796)		956,594,941

SHORT-TERM INVESTMENTS - 5.8%
Dreyfus Cash Management, Inc. - Institutional Shares[2], 0.13%	8,167,605	8,167,605
Freddie Mac Discount Notes[3], 0.37%, 11/24/2009	$50,000,000	49,993,931

TOTAL SHORT-TERM INVESTMENTS (Identified Cost $58,161,536)		58,161,536

TOTAL INVESTMENTS - 101.2% (Identified Cost $950,191,332)		1,014,756,477
LIABILITIES, LESS OTHER ASSETS - (1.2%)		(11,713,391)

NET ASSETS - 100%		$1,003,043,086

*Non-income producing security

1Bank of New York Mellon Corp. is the Series’ custodian.

2Rate shown is the current yield as of report date.

3Rate shown reflects the annualized yield at time of purchase.

8	The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

October 31, 2009

ASSETS:

Investments, at value (identified cost $950,191,332) (Note 2)	$1,014,756,477
Receivable for fund shares sold	2,610,903
Dividends receivable	679,541

TOTAL ASSETS	1,018,046,921

LIABILITIES:

Accrued management fees (Note 3)	784,925
Accrued fund accounting and transfer agent fees (Note 3)	67,376
Accrued Chief Compliance Officer service fees (Note 3)	412
Payable for securities purchased	13,606,699
Payable for fund shares repurchased	470,266
Other payables and accrued expenses	74,157

TOTAL LIABILITIES	15,003,835

TOTAL NET ASSETS	$1,003,043,086

NET ASSETS CONSIST OF:

Capital stock	$644,852
Additional paid-in-capital	1,034,569,229
Undistributed net investment income	814,741
Accumulated net realized loss on investments	(97,550,881)
Net unrealized appreciation on investments	64,565,145

TOTAL NET ASSETS	$1,003,043,086

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($1,003,043,086/64,485,174 shares)	$15.55

The accompanying notes are an integral part of the financial statements.	9

Statement of Operations

For the Year Ended October 31, 2009

INVESTMENT INCOME:

Dividends	$8,800,620
Interest	62,110

Total Investment Income	8,862,730

EXPENSES:

Management fees (Note 3)	6,765,453
Fund accounting and transfer agent fees (Note 3)	524,001
Directors’ fees (Note 3)	12,302
Chief Compliance Officer service fees (Note 3)	3,800
Custodian fees	39,099
Miscellaneous	170,689

Total Expenses	7,515,344
Less reduction of expenses (Note 3)	(394,073)

Net Expenses	7,121,271

NET INVESTMENT INCOME	1,741,459

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized loss on investments	(59,388,937)
Net change in unrealized appreciation (depreciation) on investments	195,678,137

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	136,289,200

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$138,030,659

10	The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	For the Year Ended 10/31/09	For the Year Ended 10/31/08
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$1,741,459	$1,941,118
Net realized loss on investments	(59,388,937)	(38,140,400)
Net change in unrealized appreciation (depreciation) on investments	195,678,137	(134,982,408)

Net increase (decrease) from operations	138,030,659	(171,181,690)

DISTRIBUTIONS TO SHAREHOLDERS
(Note 8):

From net investment income	(2,526,440)	(750,464)
From net realized gain on investments	—	(7,613,462)

Total distributions to shareholders	(2,526,440)	(8,363,926)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	365,955,855	490,102,429

Net increase in net assets	501,460,074	310,556,813

NET ASSETS:

Beginning of year	501,583,012	191,026,199

End of year (including undistributed net investment income of $814,741 and $1,596,227, respectively)	$1,003,043,086	$501,583,012

The accompanying notes are an integral part of the financial statements.	11

Financial Highlights

	For the Years Ended
	10/31/09	10/31/08	10/31/07	10/31/06	10/31/05

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$13.34	$21.43	$19.19	$17.24	$15.63

Income (loss) from investment operations:
Net investment income (loss)	0.04[1]	0.07	0.06	0.04	(0.01)
Net realized and unrealized gain (loss) on investments	2.24	(7.35)	2.65	3.25	2.45

Total from investment operations	2.28	(7.28)	2.71	3.29	2.44

Less distributions to shareholders:
From net investment income	(0.07)	(0.07)	(0.05)	—	—
From net realized gain on investments	—	(0.74)	(0.42)	(1.34)	(0.83)

Total distributions to shareholders	(0.07)	(0.81)	(0.47)	(1.34)	(0.83)

Net asset value - End of year	$15.55	$13.34	$21.43	$19.19	$17.24

Net assets - End of year (000’s omitted)	$1,003,043	$501,583	$191,026	$8,310	$2,714

Total return[2]	17.23%	(35.09%)	14.37%	20.36%	16.05%
Ratios (to average net assets)/ Supplemental Data:
Expenses*	1.05%	1.05%	1.05%	1.05%	1.05%
Net investment income (loss)	0.26%	0.56%	0.45%	0.35%	(0.04%)
Portfolio turnover	50%	63%	44%	55%	57%

* The investment advisor did not impose all or a portion of its management fees, CCO fees and fund accounting and transfer agent fees and in some years paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased by the following amount:

	0.06%	0.06%	0.11%	1.24%	2.33%

1Calculated based on average shares outstanding during the year.

2Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the year.

12	The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	ORGANIZATION

Equity Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth of capital, primarily through investments in U.S. common stocks.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). Shares of the Series are offered to investors and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 10.0 billion shares of common stock each having a par value of $0.01. As of October 31, 2009, 4.6 billion shares have been designated in total among 29 series, of which 125 million have been designated as Equity Series Class A common stock.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Portfolio securities, including domestic equities, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold and the differences could be material.

Securities for which representative valuations or prices are not available from the Fund’s pricing service may be valued at fair value. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”).

Various inputs are used in determining the value of the Series’ assets or liabilities carried at market value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds,

13

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments.) The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2009 in valuing the Series’ assets or liabilities carried at market value:

Description	10/31/09	Level 1	Level 2	Level 3
Equity securities*	$956,594,941	$956,594,941	$—	$—
Debt Securities:
U.S. Treasury and other
U.S. government agencies	49,993,931	—	49,993,931	—
Mutual funds	8,167,605	8,167,605	—	—
Other financial instruments**	—	—	—	—

Total	$1,014,756,477	$964,762,546	$49,993,931	$—

*Includes common stock, warrants and rights. Please see the Investment Portfolio for industry classification.

**Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/ depreciation on the instrument. As of October 31, 2009, the Series did not hold any derivative instruments.

There were no Level 3 securities held by the Series as of October 31, 2008 or October 31, 2009.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to

14

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Federal Taxes (continued)

the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2009, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended October 31, 2006 through October 31, 2009. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

15

Notes to Financial Statements

3.	TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended for each active series of the Fund plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least February 28, 2010, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 1.05% of average daily net assets each year. Accordingly, the Advisor waived fees of $386,621 for the year ended October 31, 2009, which is included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

For fund accounting and transfer agent services, the Fund pays the Advisor an annual fee of 0.055% of the Fund’s average daily net assets up to $4.5 billion, 0.03% of the Fund’s average daily net assets between $4.5 billion and $7.5 billion, and 0.02% of the Fund’s average daily net assets over $7.5 billion. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense. Prior to October 12, 2009 (for sub-accountant) and November 9, 2009 (for sub-transfer agent) the Advisor had an agreement with Citi Fund Services Ohio, Inc. (“Citi”) under which Citi served as sub-accountant and sub-transfer agent. The Advisor voluntarily agreed to waive a portion of the fund accounting and transfer agent fees and the Chief Compliance Officer service fees for the period March 1, 2009 to April 30, 2009. Accordingly, the Advisor waived fees of $7,452, which is included as a reduction of expenses on the Statement of Operations.

The Advisor has entered into agreements dated October 12, 2009 and November 9, 2009 with PNC Global Investment Servicing (“PNC”) under which PNC serves as sub-accountant services agent and sub-transfer agent, respectively. Effective November 7, 2009 under the amended master services agreement, the Fund pays the Advisor an annual fee of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series); plus a base fee of $25,500 per Series. Additionally, certain transaction, account-based, and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged.

16

Notes to Financial Statements

4.	PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2009, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $676,472,454 and $320,109,518, respectively. There were no purchases or sales of U. S. Government securities.

5.	CAPITAL STOCK TRANSACTIONS

Transactions in shares of Equity Series were:

	For the Year Ended 10/31/09		For the Year Ended 10/31/08
	Shares	Amount	Shares	Amount
Sold	45,553,334	$605,942,070	36,287,140	$619,884,035
Reinvested	81,554	954,994	428,960	8,180,272
Repurchased	(18,762,919)	(240,941,209)	(8,016,843)	(137,961,878)

Total	26,871,969	$365,955,855	28,699,257	$490,102,429

At October 31, 2009, the retirement plan of the advisor and its affiliates owned 176,149 shares of the Series (0.3% of shares outstanding) valued at $2,739,117.

6.	FINANCIAL INSTRUMENTS

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes; the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivatives counterparties failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. No such investments were held by the Series during the year ended October 31, 2009.

7.	FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the United States Government.

8.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of recognition of net investment income or gains and losses, including losses deferred due to wash sales. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available

17

Notes to Financial Statements

8.	FEDERAL INCOME TAX INFORMATION (continued)

capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	For the Year Ended 10/31/09	For the Year Ended 10/31/08
Ordinary income	$2,526,440	$7,621,863
Long-term capital gains	—	742,063

At October 31, 2009, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$968,234,593
Unrealized appreciation	$85,639,978
Unrealized depreciation	(39,118,094)

Net unrealized appreciation	$46,521,884

Undistributed ordinary income	814,741
Capital loss carryover	79,507,620

The capital loss carryover, disclosed above, available to the extent allowed by tax law to offset future net capital gain, if any, will expire as follows:

Loss Carryover	Expiration Date
$36,496,456	October 31, 2016
$43,011,164	October 31, 2017

9.	SUBSEQUENT EVENTS

There were no subsequent events that require recognition or disclosure. In preparing these financial statements, management of the Fund has evaluated events and transactions for potential recognition or disclosure through December 21, 2009, the date the financial statements were issued.

18

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Equity Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Equity Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at October 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Columbus, Ohio

December 21, 2009

19

Supplemental Tax Information (unaudited)

For federal income tax purposes, the Series designates for the current fiscal year $2,526,440 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 99.9%.

20

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	62
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003;
President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Co-Executive Director; Executive Group
Member**; Chief Compliance Officer since 2004 - Manning &
Napier Advisors, Inc. President; Director - Manning & Napier
Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice
President, Director, Chairman, Treasurer, Chief Compliance Officer
or Member.
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	69
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating
Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley
Group (property management and investment). Chairman
(non-executive) 2004 - 2008; Director 1995 - 2008 - Fannie Mae
(mortgage)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	The Ashley Group
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel since 2006, Partner (1995-2006) - McDermott, Will
& Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit)
New York Collegium (non-profit)
Boston Early Music Festival (non-profit)

21

Directors’ and Officers’ Information (unaudited)

INDEPENDENT DIRECTORS (continued)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	74
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	63
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating
Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member,
PMSV Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Incyte Corp.
ViroPharma, Inc.
HLTH Corp.
Cheyne Capital International
MPM Bio-equities
GMP Companies
HoustonPharma
Name:	Richard M. Hurwitz
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating
Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2009
Principal Occupation(s) During Past 5 Years:	Managing Partner, Aegis Investment Partners, LLC (investments)
since 2006; Founder and Managing Partner (2004-2005) - Village
Markets, LLC (groceries); Partner (1996-2004) - Bancorp Services,
LLC (consulting)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Picometry International Corp.
Pioneering Technologies

22

Directors’ and Officers’ Information (unaudited)

OFFICERS

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	Co-Director of Research since 2002 & Executive Group Member**
since 2003, Manning & Napier Advisors, Inc. Holds one or more of the following titles for various subsidiaries and affiliates: President,
Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	43
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since
2001
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager, Manning & Napier Advisors, Inc. since
1997
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	41
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money
Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since
2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and
affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier
Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**The Executive Group performs the duties of the Office of the Chief Executive of Manning & Napier Advisors, Inc.

1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

23

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24

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25

Literature Requests

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3 rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On the Advisor’s web site	http://www.manningnapieradvisors.com

Additional information available at www.manningnapieradvisors.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

MNEQY-10/09-AR

Management Discussion and Analysis (unaudited)

Dear Shareholders:

Over the past twelve months, investor sentiment has moved rather quickly from extreme pessimism to guarded optimism. Volatility continued through the final months of 2008 and into the first quarter of 2009, with broad equity markets down more than 10%. After hitting a low point in late March, both domestic and foreign stock indexes turned upwards rather dramatically, posting 20% to 50% returns through the end of October.

While this turnaround has not been enough to fully offset losses experienced during the current bear market, recent returns indicate that market participants appear more confident in an economic rebound. For the twelve months ended October 31, 2009, the Russell 3000® Index gained 10.83% while the S&P 500 Index returned 9.83%.

The Tax Managed Series earned a return well in excess of its benchmark, with a 17.57% gain for the twelve months ended October 31, 2009. In addition, the Series continues to outpace the Russell 3000® Index over the current stock market cycle, which includes both a bull and a bear market. Over this current cycle, the Tax Managed Series has earned an annualized return of 8.25% relative to the 6.04% return of the Russell 3000® Index.

As equity market volatility heightened during the last quarter of 2008 and first quarter of 2009, we found meaningful investment opportunities in both the Information Technology and Health Care sectors. Using our Profile strategy for stock selection, we identified several companies with strong competitive advantages and growth drivers that we believed to be largely unrelated to the overall strength of the economy. Our allocations to both sectors detracted from performance at the end of 2008 and the beginning of 2009, but were a meaningful contributor to results as the markets turned off March lows.

As the market has strengthened into the later months of 2009, we have modestly pared back holdings in the Technology sector among companies that have appreciated closer to our estimate of fair market value. We have continued to add selectively to existing holdings in the Energy and Consumer Staples sectors.

Currently, Information Technology and Health Care remain the Series’ largest sector weightings. Relative to the benchmark, we continue to have relatively small positions in both Energy and Financials. Our comparably small allocation to Financials helped relative performance during the later months of 2008 and the first quarter of 2009.

From a macro perspective, the current environment remains challenging. On the one hand, more encouraging pockets of optimism have been found in the Housing and Manufacturing sectors, and while the unemployment rate continues to move higher, there are subtle signs of improvement in the U.S. labor markets. On the other hand, macro-economic challenges remain in the face of a growing government deficit, continued easy monetary policy, a debt-burdened U.S. consumer and widespread inflation concerns.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, Inc.

1

Performance Update as of October 31, 2009 (unaudited)

	Average Annual Total Returns As of October 31, 2009
	One Year	Five Year	Ten Year	Since Inception[1]
Manning & Napier Fund, Inc. -Tax Managed Series
Returns Before Taxes[2,4]	17.57%	4.12%	5.37%	8.31%
Returns After Taxes on Distributions[3,4]	17.45%	3.22%	4.83%	7.84%
Returns After Taxes on Distributions and Sale of Series Shares[3,4]	11.53%	3.56%	4.65%	7.40%
Russell 3000® Index[5]	10.83%	0.71%	-0.14%	6.15%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Tax Managed Series (returns before taxes) for the ten years ended October 31, 2009 to the Russell 3000® Index.

1Performance numbers for the Series and Index are calculated from November 1, 1995, the Series’ inception date.

2Returns before taxes do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2009, this net expense ratio was 1.20%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.44% for the year ended October 31, 2009.

3Returns after taxes on distributions assume that an investor owned the Series during the entire period and paid taxes on the Series’ distributions. Returns after taxes on distributions and sale of Series shares assume that an investor paid taxes on the Series’ distributions and sold all shares at the end of each period. After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not indicative of future tax effects. After-tax returns are not relevant to those investing through 401(k) plans, IRAs or other tax-deferred arrangements.

4The Series’ performance is historical and may not be indicative of future results.

5The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns, unlike Series returns, do not reflect any fees or expenses.

2

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 5/1/09	Ending Account Value 10/31/09	Expenses Paid During Period* 5/1/09-10/31/09
Actual	$1,000.00	$1,173.40	$6.57
Hypothetical (5% return before expenses)	$1,000.00	$1,019.16	$6.11

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data. The Series’ total return would have been lower had certain expenses not been waived during the period.

3

Portfolio Composition as of October 31, 2009 (unaudited)

4

Investment Portfolio - October 31, 2009

	Shares	Value (Note 2)

COMMON STOCKS - 97.4%

Consumer Discretionary - 12.1%
Hotels, Restaurants & Leisure - 2.6%
Carnival Corp.	12,560	$365,747
International Game Technology	21,050	375,532

		741,279

Media - 4.4%
Comcast Corp. - Class A	34,610	501,845
The Walt Disney Co.	29,030	794,551

		1,296,396

Multiline Retail - 1.5%
Nordstrom, Inc.	13,970	443,967

Specialty Retail - 3.6%
Dick’s Sporting Goods, Inc.*	15,350	348,291
The Home Depot, Inc.	8,190	205,487
Lowe’s Companies, Inc.	10,210	199,810
The Sherwin-Williams Co.	5,370	306,305

		1,059,893

Total Consumer Discretionary		3,541,535

Consumer Staples - 8.7%
Food Products - 8.7%
Dean Foods Co.*	17,570	320,301
General Mills, Inc.	6,090	401,453
Kellogg Co.	8,150	420,051
Nestle S.A. (Switzerland)	15,860	739,278
Unilever plc - ADR (United Kingdom)	22,270	664,314

Total Consumer Staples		2,545,397

Energy - 6.8%
Energy Equipment & Services - 3.2%
Baker Hughes, Inc.	10,490	441,314
National Oilwell Varco, Inc.*	2,752	112,805
Weatherford International Ltd. (Switzerland)*	22,580	395,827

		949,946

Oil, Gas & Consumable Fuels - 3.6%
Cameco Corp. (Canada)	12,760	347,200
Hess Corp.	12,910	706,693

		1,053,893

Total Energy		2,003,839

Financials - 10.1%
Capital Markets - 6.1%
Bank of New York Mellon Corp.[1]	25,410	677,431

The accompanying notes are an integral part of the financial statements.	5

Investment Portfolio - October 31, 2009

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Financials (continued)
Capital Markets (continued)
Federated Investors, Inc. - Class B	14,300	$375,375
Northern Trust Corp.	7,000	351,750
SEI Investments Co.	20,850	364,249

		1,768,805

Consumer Finance - 2.2%
American Express Co.	18,390	640,708

Insurance - 1.8%
The Progressive Corp.*	33,300	532,800

Total Financials		2,942,313

Health Care - 15.7%
Biotechnology - 1.4%
Genzyme Corp.*	8,080	408,848

Health Care Equipment & Supplies - 3.8%
Becton, Dickinson and Co.	6,340	433,402
Gen-Probe, Inc.*	8,600	358,792
Inverness Medical Innovations, Inc.*	8,290	315,103

		1,107,297

Health Care Providers & Services - 1.4%
Quest Diagnostics, Inc.	7,490	418,916

Health Care Technology - 1.5%
Cerner Corp.*	5,570	423,543

Life Sciences Tools & Services - 4.7%
Lonza Group AG (Switzerland)	1,950	151,966
Millipore Corp.*	7,360	493,194
PerkinElmer, Inc.	18,200	338,702
Thermo Fisher Scientific, Inc.*	8,550	384,750

		1,368,612

Pharmaceuticals - 2.9%
Johnson & Johnson	7,080	418,074
Novartis AG - ADR (Switzerland)	8,360	434,302

		852,376

Total Health Care		4,579,592

Industrials - 11.5%
Air Freight & Logistics - 3.5%
FedEx Corp.	6,110	444,136
United Parcel Service, Inc. - Class B	10,700	574,376

		1,018,512

6	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2009

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Industrials (continued)
Airlines - 3.2%
Southwest Airlines Co.	110,750	$930,300

Commercial Services & Supplies - 1.3%
Waste Management, Inc.	12,640	377,683

Industrial Conglomerates - 0.6%
3M Co.	2,660	195,697

Machinery - 1.5%
Pall Corp.	13,630	432,616

Road & Rail - 1.4%
Heartland Express, Inc.	8,360	113,696
J.B. Hunt Transport Services, Inc.	6,860	206,212
Knight Transportation, Inc.	6,460	103,618

		423,526

Total Industrials		3,378,334

Information Technology - 26.3%
Communications Equipment - 5.7%
Cisco Systems, Inc.*	36,320	829,912
Juniper Networks, Inc.*	8,360	213,263
Nokia Corp. - ADR (Finland)	49,680	626,465

		1,669,640

Computers & Peripherals - 2.0%
EMC Corp.*	35,895	591,191

Internet Software & Services - 3.8%
Google, Inc. - Class A*	2,080	1,115,130

IT Services - 4.5%
Accenture plc - Class A (Ireland)	9,580	355,226
Automatic Data Processing, Inc.	10,160	404,368
Paychex, Inc.	19,500	553,995

		1,313,589

Semiconductors & Semiconductor Equipment - 2.0%
Advantest Corp. (Japan)	6,000	137,310
KLA-Tencor Corp.	4,770	155,073
Lam Research Corp.*	4,130	139,264
Tokyo Electron Ltd. (Japan)	2,500	145,531

		577,178

The accompanying notes are an integral part of the financial statements.	7

Investment Portfolio - October 31, 2009

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Software - 8.3%
Autodesk, Inc.*	18,200	$453,726
Electronic Arts, Inc.*	31,790	579,850
Microsoft Corp.	27,250	755,642
Salesforce.com, Inc.*	4,510	255,942
SAP AG - ADR (Germany)	8,310	376,194

		2,421,354

Total Information Technology		7,688,082

Materials - 4.3%
Chemicals - 2.9%
Ecolab, Inc.	6,110	268,596
Monsanto Co.	8,640	580,435

		849,031

Paper & Forest Products - 1.4%
Weyerhaeuser Co.	11,330	411,732

Total Materials		1,260,763

Telecommunication Services - 1.9%
Wireless Telecommunication Services - 1.9%
American Tower Corp. - Class A*	5,120	188,518
Crown Castle International Corp.*	12,340	372,915

Total Telecommunication Services		561,433

TOTAL COMMON STOCKS (Identified Cost $25,544,731)		28,501,288

SHORT-TERM INVESTMENTS - 2.6%
Dreyfus Cash Management, Inc. - Institutional Shares[2] , 0.13%	11,811	11,811
U.S. Treasury Bill[3] , 0.02%, 11/19/2009	$750,000	749,993

TOTAL SHORT-TERM INVESTMENTS (Identified Cost $761,804)		761,804

TOTAL INVESTMENTS - 100.0% (Identified Cost $26,306,535)		29,263,092

LIABILITIES, LESS OTHER ASSETS - 0.0%**		(4,217)

NET ASSETS - 100%		$29,258,875

ADR - American Depository Receipt

*Non-income producing security

**Less than 0.1%

1 Bank of New York Mellon Corp. is the Series’ custodian.

2 Rate shown is the current yield as of report date.

3 Rate shown reflects the annualized yield at time of purchase.

8	The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

October 31, 2009

ASSETS:

Investments, at value (identified cost $26,306,535) (Note 2)	$29,263,092
Dividends receivable	24,716
Receivable for fund shares sold	18,640
Foreign tax reclaims receivable	12,444
Interest receivable	80

TOTAL ASSETS	29,318,972

LIABILITIES:

Accrued management fees (Note 3)	22,437
Accrued fund accounting and transfer agent fees (Note 3)	1,780
Accrued Chief Compliance Officer service fees (Note 3)	412
Audit fees payable	31,150
Other payables and accrued expenses	4,318

TOTAL LIABILITIES	60,097

TOTAL NET ASSETS	$29,258,875

NET ASSETS CONSIST OF:

Capital stock	$13,723
Additional paid-in-capital	30,920,963
Undistributed net investment income	44,797
Accumulated net realized loss on investments, foreign currency and translation of other assets and liabilities	(4,678,068)
Net unrealized appreciation on investments, foreign currency and translation of other assets and liabilities	2,957,460

TOTAL NET ASSETS	$29,258,875

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - CLASS A ($29,258,875/1,372,327 shares)	$21.32

The accompanying notes are an integral part of the financial statements.	9

Statement of Operations

For the Year Ended October 31, 2009

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $9,507)	$314,107

Interest	681

Total Investment Income	314,788

EXPENSES:

Management fees (Note 3)	207,553
Fund accounting and transfer agent fees (Note 3)	17,028
Directors’ fees (Note 3)	12,302
Chief Compliance Officer service fees (Note 3)	3,800
Audit fees	31,149
Registration and filing fees	16,450
Legal fees	4,600
Custodian fees	3,701
Miscellaneous	3,047

Total Expenses	299,630
Less reduction of expenses (Note 3)	(50,004)

Net Expenses	249,626

NET INVESTMENT INCOME	65,162

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	(1,837,344)
Foreign currency and translation of other assets and liabilities	28

(1,837,316)

Net change in unrealized appreciation (depreciation) on-
Investments	6,427,138
Foreign currency and translation of other assets and liabilities	1,286

6,428,424

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	4,591,108

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,656,270

10	The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	For the Year Ended 10/31/09	For the Year Ended 10/31/08

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$65,162	$103,756
Net realized loss on investments and foreign currency .	(1,837,316)	(2,719,950)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	6,428,424	(6,478,408)

Net increase (decrease) from operations	4,656,270	(9,094,602)

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(99,078)	(85,055)
From net realized gain on investments	—	(721,319)

Total distributions to shareholders	(99,078)	(806,374)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	9,171,810	(264,421)

Net increase (decrease) in net assets	13,729,002	(10,165,397)

NET ASSETS:

Beginning of year	15,529,873	25,695,270

End of year (including undistributed net investment income of $44,797 and $78,685, respectively)	$29,258,875	$15,529,873

The accompanying notes are an integral part of the financial statements.	11

Financial Highlights

	For the Years Ended
	10/31/09	10/31/08	10/31/07	10/31/06	10/31/05

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$18.26	$28.44	$27.01	$25.60	$23.51

Income (loss) from investment operations:
Net investment income	0.06[1]	0.12	0.08	0.13	0.06
Net realized and unrealized gain (loss) on investments	3.11	(9.42)	3.44	4.41	3.36

Total from investment operations	3.17	(9.30)	3.52	4.54	3.42

Less distributions to shareholders:
From net investment income	(0.11)	(0.09)	(0.14)	(0.06)	(0.02)
From net realized gain on investments	—	(0.79)	(1.95)	(3.07)	(1.31)

Total distributions to shareholders	(0.11)	(0.88)	(2.09)	(3.13)	(1.33)

Net asset value - End of year	$21.32	$18.26	$28.44	$27.01	$25.60

Net assets - End of year (000’s omitted)	$29,259	$15,530	$25,695	$7,585	$6,886

Total return[2]	17.57%	(33.62%)	13.65%	20.01%	14.96%
Ratios (to average net assets)/ Supplemental Data:
Expenses*	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment income	0.31%	0.44%	0.38%	0.54%	0.23%
Portfolio turnover	48%	96%	65%	61%	68%

* The investment advisor did not impose all of its management fees, CCO fees and fund accounting and transfer agent fees. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased by the following amounts:

	0.24%	0.20%	0.25%	0.78%	0.82%

1Calculated based on average shares outstanding during the year.

2Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during the year.

12	The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	ORGANIZATION

Tax Managed Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’investment objective is to maximize long-term growth while attempting to minimize the impact of taxes on the total return earned by shareholders.

The Series is authorized to issue five classes of shares (Class A, B, D, E and Z). Currently, only Class A shares have been issued. Each class of shares is substantially the same, except that class specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). Shares of the Series are offered to investors and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 10.0 billion shares of common stock each having a par value of $0.01. As of October 31, 2009, 4.6 billion shares have been designated in total among 29 series, of which 87.5 million have been designated as Tax Managed Series Class A common stock.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold and the differences could be material.

Securities for which representative valuations or prices are not available from the Fund’s pricing service may be valued at fair value. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair

13

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”).

Various inputs are used in determining the value of the Series’ assets or liabilities carried at market value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’own assumptions in determining the fair value of investments.) The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2009 in valuing the Series’ assets or liabilities carried at market value:

Description	10/31/09	Level 1	Level 2	Level 3
Equity securities*	$28,501,288	$28,501,288	$—	$—
Debt Securities:
U.S. Treasury and other U.S. government agencies	749,993	—	749,993	—
Mutual funds	11,811	11,811	—	—
Other financial instruments**	—	—	—	—

Total	$29,263,092	$28,513,099	$749,993	$—

* Includes common stock, warrants and rights. Please see the Investment Portfolio for industry classification.

** Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/ depreciation on the instrument. As of October 31, 2009, the Series did not hold any derivative instruments.

There were no Level 3 securities held by the Series as of October 31, 2008 or October 31, 2009.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

14

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Transactions, Investment Income and Expenses (continued)

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2009, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended October 31, 2006 through October 31, 2009. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

15

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended for each active series of the Fund plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least February 28, 2010, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Class A Series at no more than 1.20% of average daily net assets each year. Accordingly, the Advisor waived fees of $49,764 for the year ended October 31, 2009, which is included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

For fund accounting and transfer agent services, the Fund pays the Advisor an annual fee of 0.055% of the Fund’s average daily net assets up to $4.5 billion, 0.03% of the Fund’s average daily net assets between $4.5 billion and $7.5 billion, and 0.02% of the Fund’s average daily net assets over $7.5 billion. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Expenses not directly attributable to a series are allocated based on each series’ relative net

16

Notes to Financial Statements

3.	TRANSACTIONS WITH AFFILIATES (continued)

assets or number of accounts, depending on the expense. Prior to October 12, 2009 (for sub-accountant) and November 9, 2009 (for sub-transfer agent), the Advisor had an agreement with Citi Fund Services Ohio, Inc. (“Citi”) under which Citi served as sub-accountant and sub-transfer agent. The Advisor voluntarily agreed to waive a portion of the fund accounting and transfer agent fees and the Chief Compliance Officer service fees for the period March 1, 2009 to April 30, 2009. Accordingly, the Advisor waived fees of $240, which is included as a reduction of expenses on the Statement of Operations.

The Advisor has entered into agreements dated October 12, 2009 and November 9, 2009 with PNC Global Investment Servicing U.S. Inc. (“PNC”) under which PNC serves as sub-accountant services agent and sub-transfer agent, respectively. Effective November 7, 2009 under the amended master services agreement, the Fund pays the Advisor an annual fee of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series); plus a base fee of $25,500 per Series. Additionally, certain transaction, account-based, and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged.

4.	PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2009, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $18,045,335 and $9,391,624, respectively. There were no purchases or sales of U.S. Government securities.

5.	CAPITAL STOCK TRANSACTIONS

Transactions in Class A shares of Tax Managed Series were:

	For the Year Ended 10/31/09		For the Year Ended 10/31/08
	Shares	Amount	Shares	Amount
Sold	691,302	$12,064,908	210,131	$5,069,586
Reinvested	2,642	43,004	28,353	735,759
Repurchased	(172,173)	(2,936,102)	(291,328)	(6,069,766)

Total	521,771	$9,171,810	(52,844)	$(264,421)

At October 31, 2009, one omnibus account owned 872,850 shares of the Series (63.6% of shares outstanding) valued at $18,609,162. Investment activities of this shareholder may have a material effect on the Series.

6.	FINANCIAL INSTRUMENTS

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes; the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivatives counterparties failure to perform under contract

17

Notes to Financial Statements

6.	FINANCIAL INSTRUMENTS (continued)

terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. No such investments were held by the Series during the year ended October 31, 2009.

7.	FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain in come and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing and recognition of net investment income or gains and losses, including losses deferred due to wash sales and foreign currency gains and losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions were as follows:

	For the Year Ended 10/31/09	For the Year Ended 10/31/08
Ordinary income	$99,078	$85,168
Long-term capital gains	—	721,206

At October 31, 2009, the tax basis of distributable earnings and the net unrealized appreciation based on identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$26,634,241
Unrealized appreciation	$3,700,391
Unrealized depreciation	(1,071,540)

Net unrealized appreciation	$2,628,851

Undistributed ordinary income	44,797
Capital loss carryover	4,350,362

The capital loss carryover, disclosed above, available to the extent allowed by tax law to offset future net capital gain, if any, will expire as follows:

Loss Carryover	Expiration Date
$2,580,370	October 31, 2016
$1,769,992	October 31, 2017

18

Notes to Financial Statements

9.	SUBSEQUENT EVENTS

There were no subsequent events that require recognition or disclosure. In preparing these financial statements, management of the Fund has evaluated events and transactions for potential recognition or disclosure through December 21, 2009, the date the financial statements were issued.

19

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Tax Managed Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Tax Managed Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at October 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

Columbus, Ohio
December 21, 2009

20

Supplemental Tax Information (unaudited)

For federal income tax purposes, the Series designates for the current fiscal year $99,078 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 100%.

21

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	62
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Co-Executive Director; Executive Group Member**; Chief Compliance Officer since 2004 - Manning & Napier Advisors, Inc. President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	69
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Chairman (non-executive) 2004 - 2008; Director 1995 - 2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	The Ashley Group

Name:	Peter L. Faber
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel since 2006, Partner (1995-2006) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit) New York Collegium (non-profit) Boston Early Music Festival (non-profit)

22

Directors’ and Officers’ Information (unaudited)

INDEPENDENT DIRECTORS (continued)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	74
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	63
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Incyte Corp.
ViroPharma, Inc.
HLTH Corp.
Cheyne Capital International
MPM Bio-equities
GMP Companies
HoustonPharma

Name:	Richard M. Hurwitz
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2009
Principal Occupation(s) During Past 5 Years:	Managing Partner, Aegis Investment Partners, LLC (investments) since 2006; Founder and Managing Partner (2004-2005) - Village Markets, LLC (groceries); Partner (1996-2004) - Bancorp Services, LLC (consulting)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Picometry International Corp. Pioneering Technologies

23

Directors’ and Officers’ Information (unaudited)

OFFICERS

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	Co-Director of Research since 2002 & Executive Group Member** since 2003, Manning & Napier Advisors, Inc. Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

Name:	Christine Glavin
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	43
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager, Manning & Napier Advisors, Inc. since 1997
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	41
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**The Executive Group performs the duties of the Office of the Chief Executive of Manning & Napier Advisors, Inc.

1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

24

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25

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On the Advisor’s web site	http://manningnapieradvisors.com

Additional information available at www.manningnapieradvisors.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

MNTAX-10/09-AR

Management Discussion and Analysis (unaudited)

Dear Shareholders:

Over the past twelve months, investor sentiment has moved rather quickly from extreme pessimism to guarded optimism. Volatility continued through the final months of 2008 and into the first quarter of 2009, with broad equity markets down more than 10%. After hitting a low point in late March, both domestic and foreign stock indexes turned upwards rather dramatically, posting 20% to 50% returns through the end of October.

While this turnaround has not been enough to fully offset losses experienced during the current bear market, recent returns indicate that market participants appear more confident in an economic rebound. For the twelve months ended October 31, 2009, the S&P 500 Index had a total return of 9.83%. Foreign stocks, which experienced more significant declines than U.S. stocks in the latter part of 2008 and first quarter of 2009, rebounded much more sharply off March lows. Specifically, the Morgan Stanley Capital International (MSCI) Europe, Asia and Far East (EAFE) Index was up 27.71% during the past year through October helped in part by weakness in the US Dollar. Fixed income markets provided a sense of stability through this volatile equity environment, with the Barclay’s Capital Aggregate Bond Index up 13.79% over the past twelve months.

The Target Series represent six distinct mutual funds, each managed to a designated target date. The investment objective of each Series automatically becomes more conservative over time as the specified target date draws near. Over the past twelve months ended October 31, 2009, each of the six Target Series posted double-digit, positive returns. While the more conservative Income Series, 2010 Series and 2020 Series each modestly trailed the return of their respective blended index benchmarks, the more growth-oriented 2030 Series, 2040 Series and 2050 Series outperformed their benchmark handily over the last twelve months.

Each of the Target Series maintained a higher than average allocation to equities during the last twelve months, consistent with our investment approach of buying into weakness in the stock market. While this higher allocation to stocks hurt returns from both an absolute and relative perspective during the last few months of 2008 and the first quarter of 2009, it contributed to strong absolute returns as markets regained strength in the second and third quarters of 2009.

Within the equity portion of each of the Series’ portfolios, we found meaningful opportunities in both the Information Technology and Health Care sectors. During the latter stages of the financial crisis in 2008 and early 2009, the Series’ allocation to the Information Technology sector detracted from returns. In contrast, our allocation to the Health Care sector contributed positively to results, as did our generally low exposure to the Financial Services sector. As markets turned positive in mid-2009, the Series’ allocation to Information Technology contributed positively to results, as did many of our specific company selections in the Health Care sector.

Within the fixed income portion of the Series’ portfolios, we sought to add value through proactive duration management and sector selection. For example, we purchased long-term bonds as interest rates rose (causing prices to fall) during the first half of 2009. These actions paid off as interest rates declined (causing prices to rise) in the third quarter. On the yield front, we continued to increase exposure to the corporate sector to take advantage of the significant yield spread for corporate securities relative to U.S. Treasury issues.

From a macro perspective, the current environment remains challenging. On the one hand, we have found more encouraging pockets of optimism in the housing and manufacturing sectors, and while the unemployment rate continues to move higher, there are subtle signs of improvement in the U.S. labor markets. On the other hand, macro-economic challenges remain in the face of a growing government deficit, continued easy monetary policy, a debt-burdened U.S. consumer and widespread inflation concerns. As the global economy shifts from a recession into an expansion, the pro-active, flexible approach used in the management of the Series’ portfolios will be important for navigating such mixed signals.

1

Management Discussion and Analysis (unaudited)

While the markets have turned up from lows reached earlier this year, we recognize that solving yesterday’s problems may create new and different macro-economic challenges in the global economy. Our approach has always been to remain cognizant of macro-economic conditions, but to allow company-specific factors to drive our investment decisions. In an environment like today, the very uncertainty that makes investors cautious can also create attractively priced investment opportunities for long-term investors. Over the past year, many of these opportunities have been represented by high quality growth companies and well-positioned companies in cyclical industries that are experiencing supply responses to lower demand. We will continue to seek out such opportunities as the next phase of this market and economic cycle unfolds.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, Inc.

2

Performance Update - Target Income Series (unaudited)

	Average Annual Total Returns As of October 31, 2009
	One Year	Since Inception[1]
Manning & Napier Fund, Inc. -Target Income Series - Class K2	11.80%	2.47%
Manning & Napier Fund, Inc. -Target Income Series - Class R2	11.44%	2.19%
Manning & Napier Fund, Inc. -Target Income Series - Class C2	10.91%	1.68%
Manning & Napier Fund, Inc. -Target Income Series - Class I2	12.06%	2.76%
Barclays Capital Intermediate U.S.Aggregate Bond Index[3,5]	12.39%	5.71%
Target Income Blended Index[3,4,5]	13.67%	2.48%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target Income Series - Class K from its inception1 (3/28/08) to present (10/31/09) to the Barclays Capital Intermediate U.S. Aggregate Bond Index and the Target Income Blended Index.

1Performance numbers for the Series are calculated from March 28, 2008, the Series’ inception date. The Barclays Capital Intermediate U.S. Aggregate Bond Index, only publishes month-end numbers; therefore, performance numbers for the Index are calculated from March 31, 2008.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2009, this net expense ratio was 0.30% for Class K, 0.55% for Class R, 1.05% for Class C and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.71% for Class K, 169.89% for Class R, 11.75% for Class C and 54.74% for Class I for the year ended October 31, 2009.

3The Barclays Capital Intermediate U.S. Aggregate Bond Index is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value weighted index of investment grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities greater than one year but less than ten years. The Index returns assume reinvestment of income and, unlike Series returns, do not reflect any fees or expenses.

4The Target Income Blended Index is a 5%/15%/80% Blended Index which is made up of 5% Morgan Stanley Capital International (MSCI) All Country World Index ex U.S., 15% Russell 3000® Index, and 80% Barclays Capital Intermediate U.S. Aggregate Bond Index. The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market county indices outside the United States. The Index is denominated in U.S. Dollars. The Index returns assume daily reinvestment of net dividends (which do account for foreign dividend taxation). The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Both Indices’ returns, unlike Series returns, do not reflect any fees or expenses.

5Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative Index portfolios.

3

Performance Update - Target 2010 Series (unaudited)

	Average Annual Total Returns As of October 31, 2009
	One Year	Since Inception[1]
Manning & Napier Fund, Inc. -Target 2010 - Class K2	13.97%	-1.17%
Manning & Napier Fund, Inc. -Target 2010 - Class R2	13.54%	-1.41%
Manning & Napier Fund, Inc. -Target 2010 - Class C2	13.13%	-1.85%
Manning & Napier Fund, Inc. -Target 2010 - Class I2	14.23%	-0.89%
Barclays Capital U.S.Aggregate Bond Index[3,5]	13.79%	5.86%
Target 2010 Blended Index[3,4,5]	15.56%	-0.86%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc.—Target 2010 Series - Class K from its inception1 (3/28/08) to present (10/31/09) to the Barclays Capital U.S. Aggregate Bond Index and the Target 2010 Blended Index.

1Performance numbers for the Series are calculated from March 28, 2008, the Series’ inception date. The Barclays Capital Aggregate Bond Index, only publishes month-end numbers; therefore, performance numbers for the Index are calculated from March 31, 2008.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2009, this net expense ratio was 0.30% for Class K, 0.55% for Class R, 1.05% for Class C and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.61% for Class K, 25.91% for Class R, 6.06% for Class C and 8.31% for Class I for the year ended October 31, 2009.

3The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The Index returns assume reinvestment of income and, unlike Series returns, do not reflect any fees or expenses.

4The Target 2010 Blended Index is a 10%/30%/60% Blended Index which is made up of 10% Morgan Stanley Capital International (MSCI) All Country World Index ex U.S., 30% Russell 3000® Index, and 60% Barclays Capital U.S. Aggregate Bond Index. The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market country indices outside the United States. The Index is denominated in U.S. Dollars. The Index returns assume daily reinvestment of net dividends (which do account for foreign dividend taxation). The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Both Indices’ returns, unlike Series returns, do not reflect any fees or expenses.

5Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative Index portfolios.

4

Performance Update - Target 2020 Series (unaudited)

	Average Annual Total Returns As of October 31, 2009
	One Year	Since Inception[1]
Manning & Napier Fund, Inc. -Target 2020 Series - Class K2	15.72%	-3.67%
Manning & Napier Fund, Inc. -Target 2020 Series - Class R2	15.13%	-4.06%
Manning & Napier Fund, Inc. -Target 2020 Series - Class C2	14.74%	-4.48%
Manning & Napier Fund, Inc. -Target 2020 Series - Class I2	15.98%	-3.47%
Barclays Capital U.S.Aggregate Bond Index[3,5]	13.79%	5.86%
Target 2020 Blended Index[3,4,5]	16.25%	-3.53%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc.—Target 2020 Series - Class K from its inception1 (3/28/08) to present (10/31/09) to the Barclays Capital U.S. Aggregate Bond Index and the Target 2020 Blended Index.

1Performance numbers for the Series are calculated from March 28, 2008, the Series’ inception date. The Barclays Capital Aggregate Bond Index, only publishes month-end numbers; therefore, performance numbers for the Index are calculated from March 31, 2008.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the period ended October 31, 2009, this net expense ratio was 0.30% for Class K, 0.55% for Class R, 1.05% for Class C and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.02% for Class K, 15.09% for Class R, 4.13% for Class C and 2.95% for Class I for the year ended October 31, 2009.

3The Barclays Capital (formerly Lehman Brothers) U.S.Aggregate Bond Index is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The Index returns assume reinvestment of income and, unlike Series returns, do not reflect any fees or expenses.

4The Target 2020 Blended Index is a 15%/40%/45% Blended Index which is made up of 15% Morgan Stanley Capital International (MSCI) All Country World Index ex U.S., 40% Russell 3000® Index, and 45% Barclays Capital U.S. Aggregate Bond Index. The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market country indices outside the United States. The Index is denominated in U.S. Dollars. The Index returns assume daily reinvestment of net dividends (which do account for foreign dividend taxation). The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Both Indices’ returns, unlike Series returns, do not reflect any fees or expenses.

5Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative Index portfolios.

5

Performance Update - Target 2030 Series (unaudited)

	Average Annual Total Returns As of October 31, 2009
	One Year	Since Inception[1]
Manning & Napier Fund, Inc. -Target 2030 Series - Class K2	16.05%	-5.97%
Manning & Napier Fund, Inc. -Target 2030 Series - Class R2	16.09%	-6.10%
Manning & Napier Fund, Inc. -Target 2030 Series - Class C2	15.57%	-6.51%
Manning & Napier Fund, Inc. -Target 2030 Series - Class I2	16.56%	-5.64%
Russell 3000® Index[3,6]	10.83%	-11.91%
Barclays Capital U.S.Aggregate Bond Index[4,6]	13.79%	5.86%
Target 2030 Blended Index[3,4,5,6]	15.81%	-7.05%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2030 Series - Class K from its inception1 (3/28/08) to present (10/31/09) to the Russell 3000® Index and the Target 2030 Blended Index.

1Performance numbers for the Series are calculated from March 28, 2008, the Series’ inception date. The Barclays Capital Aggregate Bond Index, only publishes month-end numbers; therefore, performance numbers for the Index are calculated from March 31, 2008.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2009, this net expense ratio was 0.30% for Class K, 0.55% for Class R, 1.05% for Class C and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.27% for Class K, 29.22% for Class R, 6.89% for Class C and 6.23% for Class I for the year ended October 31, 2009.

3The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns, unlike Series returns, do not reflect any fees or expenses.

4The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The Index returns assume reinvestment of income. The Index returns, unlike Series returns, do not reflect any fees or expenses.

5The Target 2030 Blended Index is 60% of a 20%/65%/15% Blended Index which is made up of 20% Morgan Stanley Capital International (MSCI) All Country World Index ex U.S., 65% Russell 3000® Index, and 15% Barclays Capital U.S. Aggregate Bond Index and 40% of a 15%/40%/45% Blended Index which is 15% Morgan Stanley Capital International (MSCI) All Country World Index ex U.S., 40% Russell 3000® Index, and 45% Barclays Capital U.S. Aggregate Bond Index. The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market county indices outside the United States. The Index is denominated in U.S. Dollars. The Index returns assume daily reinvestment of net dividends (which do account for foreign dividend taxation). The Index returns, unlike Series returns, do not reflect any fees or expenses.

6Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative Index portfolios.

6

Performance Update - Target 2040 Series (unaudited)

	Average Annual Total Returns As of October 31, 2009
	One Year	Since Inception[1]
Manning & Napier Fund, Inc. -Target 2040 - Class K2	18.60%	-6.45%
Manning & Napier Fund, Inc. -Target 2040 - Class R2	18.21%	-6.64%
Manning & Napier Fund, Inc. -Target 2040 - Class C2	17.88%	-7.04%
Manning & Napier Fund, Inc. -Target 2040 - Class I2	18.86%	-6.17%
Russell 3000® Index[3,5]	10.83%	-11.91%
Target 2040 Blended Index[3,4,5]	16.08%	-9.10%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2040 Series - Class K from its inception1 (3/28/08) to present (10/31/09) to the Russell 3000® Index and the Target 2040 Blended Index.

1Performance numbers for the Series are calculated from March 28, 2008, the Series’ inception date. The Barclays Capital Aggregate Bond Index, a component of the Target 2040 Blended Index, only publishes month-end numbers; therefore, performance numbers for the Index are calculated from March 31, 2008.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2009, this net expense ratio was 0.30% for Class K, 0.55% for Class R, 1.05% for Class C and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 2.40% for Class K, 16.82% for Class R, 16.24% for Class C and 18.70% for Class I for the year ended October 31, 2009.

3The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns, unlike Series returns, do not reflect any fees or expenses.

4The Target 2040 Blended Index is a 20%/65%/15% Blended Index which is made up of 20% Morgan Stanley Capital International (MSCI) All Country World Index ex U.S., 65% Russell 3000® Index, and 15% Barclays Capital U.S. Aggregate Bond Index. The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market county indices outside the United States. The Index is denominated in U.S. Dollars. The Index returns assume daily reinvestment of net dividends (which do account for foreign dividend taxation). The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The Index returns assume reinvestment of income. Both Indices’ returns, unlike Series returns, do not reflect any fees or expenses.

5Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative Index portfolios.

7

Performance Update - Target 2050 Series (unaudited)

	Average Annual Total Returns As of October 31, 2009
	One Year	Since Inception[1]
Manning & Napier Fund, Inc. -Target 2050 - Class K2	20.71%	-5.41%
Manning & Napier Fund, Inc. -Target 2050 - Class R2	20.31%	-5.61%
Manning & Napier Fund, Inc. -Target 2050 - Class C2	19.84%	-6.07%
Manning & Napier Fund, Inc. -Target 2050 - Class I2	21.07%	-5.08%
Russell 3000® Index[3,5]	10.83%	-11.91%
Target 2050 Blended Index[3,4,5]	16.08%	-9.10%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2050 Series - Class K from its inception1 (3/28/08) to present (10/31/09) to the Russell 3000® Index and the Target 2050 Blended Index.

1Performance numbers for the Series are calculated from March 28, 2008, the Series’ inception date. The Barclays Capital Aggregate Bond Index, a component of the Target 2050 Blended Index, only publishes month-end numbers; therefore, performance numbers for the Index are calculated from March 31, 2008.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2009, this net expense ratio was 0.30% for Class K, 0.55% for Class R, 1.05% for Class C and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 25.40% for Class K, 242.60% for Class R, 74.50% for Class C and 141.58% for Class I for the year ended October 31, 2009.

3The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns, unlike Series returns, do not reflect any fees or expenses.

4The Target 2050 Blended Index is a 20%/65%/15% Blended Index which is made up of 20% Morgan Stanley Capital International (MSCI) All Country World Index ex U.S., 65% Russell 3000® Index, and 15% Barclays Capital U.S. Aggregate Bond Index. The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market county indices outside the United States. The Index is denominated in U.S. Dollars. The Index returns assume daily reinvestment of net dividends (which do account for foreign dividend taxation). The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The Index returns assume reinvestment of income. Both Indices’ returns, unlike Series returns, do not reflect any fees or expenses.

5Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative Index portfolios.

8

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009).

Actual Expenses

The Actual lines of the following tables provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Series and Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of the following tables provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example for the Series and Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the Hypothetical lines of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 5/1/09	Ending Account Value 10/31/09	Expenses Paid During Period 5/1/09-10/31/09[1]	Annualized Expense Ratio[2]
Target Income
Actual (Class K)	$1,000.00	$1,076.50	$1.57	0.30%
Hypothetical[3]	$1,000.00	$1,023.69	$1.53	0.30%

Actual (Class R)	$1,000.00	$1,074.70	$2.88	0.55%
Hypothetical[3]	$1,000.00	$1,022.43	$2.80	0.55%

Actual (Class C)	$1,000.00	$1,071.80	$5.48	1.05%
Hypothetical[3]	$1,000.00	$1,019.91	$5.35	1.05%

Actual (Class I)	$1,000.00	$1,077.40	$0.26	0.05%
Hypothetical[3]	$1,000.00	$1,024.95	$0.26	0.05%

9

Shareholder Expense Example (unaudited)

	Beginning Account Value 5/1/09	Ending Account Value 10/31/09	Expenses Paid During Period 5/1/09-10/31/09[1]	Annualized Expense Ratio[2]
Target 2010
Actual (Class K)	$1,000.00	$1,116.60	$1.60	0.30%
Hypothetical[3]	$1,000.00	$1,023.69	$1.53	0.30%

Actual (Class R)	$1,000.00	$1,114.50	$2.93	0.55%
Hypothetical[3]	$1,000.00	$1,022.43	$2.80	0.55%

Actual (Class C)	$1,000.00	$1,112.50	$5.59	1.05%
Hypothetical[3]	$1,000.00	$1,019.91	$5.35	1.05%

Actual (Class I)	$1,000.00	$1,118.70	$0.27	0.05%
Hypothetical[3]	$1,000.00	$1,024.95	$0.26	0.05%

	Beginning Account Value 5/1/09	Ending Account Value 10/31/09	Expenses Paid During Period 5/1/09-10/31/09[1]	Annualized Expense Ratio[2]
Target 2020
Actual (Class K)	$1,000.00	$1,145.00	$1.62	0.30%
Hypothetical[3]	$1,000.00	$1,023.69	$1.53	0.30%

Actual (Class R)	$1,000.00	$1,141.80	$2.97	0.55%
Hypothetical[3]	$1,000.00	$1,022.43	$2.80	0.55%

Actual (Class C)	$1,000.00	$1,139.60	$5.66	1.05%
Hypothetical[3]	$1,000.00	$1,019.91	$5.35	1.05%

Actual (Class I)	$1,000.00	$1,146.00	$0.27	0.05%
Hypothetical[3]	$1,000.00	$1,024.95	$0.26	0.05%

	Beginning Account Value 5/1/09	Ending Account Value 10/31/09	Expenses Paid During Period 5/1/09-10/31/09[1]	Annualized Expense Ratio[2]
Target 2030
Actual (Class K)	$1,000.00	$1,159.90	$1.63	0.30%
Hypothetical[3]	$1,000.00	$1,023.69	$1.53	0.30%

Actual (Class R)	$1,000.00	$1,158.80	$2.99	0.55%
Hypothetical[3]	$1,000.00	$1,022.43	$2.80	0.55%

Actual (Class C)	$1,000.00	$1,155.30	$5.70	1.05%
Hypothetical[3]	$1,000.00	$1,019.91	$5.35	1.05%

Actual (Class I)	$1,000.00	$1,160.50	$0.27	0.05%
Hypothetical[3]	$1,000.00	$1,024.95	$0.26	0.05%

10

Shareholder Expense Example (unaudited)

	Beginning Account Value 5/1/09	Ending Account Value 10/31/09	Expenses Paid During Period 5/1/09-10/31/09[1]	Annualized Expense Ratio[2]
Target 2040
Actual (Class K)	$1,000.00	$1,175.10	$1.64	0.30%
Hypothetical[3]	$1,000.00	$1,023.69	$1.53	0.30%

Actual (Class R)	$1,000.00	$1,172.70	$3.01	0.55%
Hypothetical[3]	$1,000.00	$1,022.43	$2.80	0.55%

Actual (Class C)	$1,000.00	$1,169.40	$5.74	1.05%
Hypothetical[3]	$1,000.00	$1,019.91	$5.35	1.05%

Actual (Class I)	$1,000.00	$1,174.40	$0.27	0.05%
Hypothetical[3]	$1,000.00	$1,024.95	$0.26	0.05%

	Beginning Account Value 5/1/09	Ending Account Value 10/31/09	Expenses Paid During Period 5/1/09-10/31/09[1]	Annualized Expense Ratio[2]
Target 2050
Actual (Class K)	$1,000.00	$1,183.20	$1.65	0.30%
Hypothetical[3]	$1,000.00	$1,023.69	$1.53	0.30%

Actual (Class R)	$1,000.00	$1,182.30	$3.03	0.55%
Hypothetical[3]	$1,000.00	$1,022.43	$2.80	0.55%

Actual (Class C)	$1,000.00	$1,180.80	$5.77	1.05%
Hypothetical[3]	$1,000.00	$1,019.91	$5.35	1.05%

Actual (Class I)	$1,000.00	$1,186.70	$0.28	0.05%
Hypothetical[3]	$1,000.00	$1,024.95	$0.26	0.05%

1 Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which is based on one-year data. The Class’ total returns would have been lower had certain expenses not been reimbursed during the period.

2 Expense ratios of the Class do not include fees and expenses indirectly incurred by the underlying funds. If these expenses were included, the expense ratios would have been higher.

3 Assumes 5% annual return before expenses.

11

Portfolio Composition as of October 31, 2009 - Asset Allocation1 (unaudited)

Target Income	Target 2010

Target 2020	Target 2030

Target 2040	Target 2050

1 As a percentage of net assets of the underlying investment(s) for each Series.

2 A U.S. Treasury Bond is a long-term obligation of the U.S. Treasury issued with a maturity period of more than ten years.

3 A U.S. Treasury Note is an intermediate-term obligation of the U.S. Treasury issued with a maturity period between one and ten years.

12

Statements of Assets and Liabilities

October 31, 2009

	Target Income	Target 2010	Target 2020	Target 2030	Target 2040	Target 2050
ASSETS:

Manning & Napier Pro-Blend® Maximum Term Series - Class I (1,534,165 shares, 1,638,937 shares, and 209,860 shares, respectively)	$—	$—	$—	$13,347,235	$14,258,754	$1,825,785
Manning & Napier Pro-Blend® Extended Term Series - Class I (3,823,579 shares and 1,425,116 shares, respectively)	—	—	34,718,093	12,940,055	—	—
Manning & Napier Pro-Blend® Moderate Term Series - Class I (1,888,430 shares)	—	18,015,627	—	—	—	—
Manning & Napier Pro-Blend® Conservative Term Series - Class I (4,211,835 shares)	42,581,647	—	—	—	—	—

Total investments in securities: At value*	42,581,647	18,015,627	34,718,093	26,287,290	14,258,754	1,825,785
Receivable for securities sold	14,980	28,819	—	—	—	—
Receivable for fund shares sold	36	6,221	109,949	88,860	38,606	5,670
Receivable from investment Advisor (Note 3)	22,585	31,062	28,700	31,334	32,958	34,635

TOTAL ASSETS	42,619,248	18,081,729	34,856,742	26,407,484	14,330,318	1,866,090

LIABILITIES:

Accrued transfer agent fees (Note 3)	11,391	11,243	10,997	11,197	11,250	11,350
Accrued distribution and service (Rule 12b-1) fees (Note 3)	9,338	4,709	8,570	6,028	3,287	346
Accrued fund accounting fees (Note 3)	2,792	2,792	2,792	2,792	2,792	2,792
Accrued Chief Compliance Officer service fees (Note 3)	417	417	417	417	417	417
Audit fees payable	18,998	18,997	18,997	18,998	18,998	18,998
Payable for securities purchased	—	—	58,544	63,762	29,982	5,666
Payable for fund shares repurchased	15,016	35,040	51,405	25,098	8,624	4
Other payables and accrued expenses	3,952	2,276	3,513	3,512	2,152	1,134

TOTAL LIABILITIES	61,904	75,474	155,235	131,804	77,502	40,707

TOTAL NET ASSETS	$42,557,344	$18,006,255	$34,701,507	$26,275,680	$14,252,816	$1,825,383

NET ASSETS CONSIST OF:

Capital stock	41,997	18,804	37,920	29,693	16,222	2,065
Additional paid-in-capital	38,208,134	16,058,752	30,868,643	23,189,694	12,737,870	1,779,384
Undistributed net investment income	88,727	10,042	30,979	15,150	1,348	—
Accumulated net realized gain on underlying series	146,214	38,159	47,728	76,189	41,787	13,424
Net unrealized appreciation on underlying series	4,072,272	1,880,498	3,716,237	2,964,954	1,455,589	30,510

TOTAL NET ASSETS	$42,557,344	$18,006,255	$34,701,507	$26,275,680	$14,252,816	$1,825,383

The accompanying notes are an integral part of the financial statements.	13

Statements of Assets and Liabilities (continued)

	Target Income	Target 2010	Target 2020	Target 2030	Target 2040	Target 2050
Class K
Net Assets	$42,116,076	$15,782,147	$30,089,283	$23,597,341	$12,880,137	$1,047,448
Shares Outstanding	4,155,725	1,646,957	3,286,195	2,666,522	1,465,602	118,307
Net Asset Value, Offering Price, and Redemption Price per share	$10.13	$9.58	$9.16	$8.85	$8.79	$8.85
Class R
Net Assets	$53,622	$283,872	$562,084	$327,968	$503,897	$600,799
Shares Outstanding	5,318	29,743	61,743	37,154	57,508	68,099
Net Asset Value, Offering Price, and Redemption Price per share	$10.08	$9.54	$9.10	$8.83	$8.76	$8.82
Class C
Net Assets	$329,657	$1,471,485	$2,123,018	$1,034,279	$440,396	$98,631
Shares Outstanding	32,970	155,009	234,286	117,833	50,617	11,271
Net Asset Value, Offering Price, and Redemption Price per share	$10.00	$9.49	$9.06	$8.78	$8.70	$8.75
Class I
Net Assets	$57,989	$468,751	$1,927,122	$1,316,092	$428,386	$78,505
Shares Outstanding	5,701	48,728	209,743	147,813	48,499	8,820
Net Asset Value, Offering Price, and Redemption Price per share	$10.17	$9.62	$9.19	$8.90	$8.83	$8.90

*At identified cost	$38,509,375	$16,135,129	$31,001,856	$23,322,336	$12,803,165	$1,795,275

14	The accompanying notes are an integral part of the financial statements.

Statements of Operations

For the Year Ended October 31, 2009

	Target Income	Target 2010	Target 2020	Target 2030	Target 2040	Target 2050
INVESTMENT INCOME:

Income distributions from underlying series	$179,794	$48,113	$104,979	$56,934	$20,152	$1,295

EXPENSES:

Distribution and services (Rule 12b-1)fees (Class K) (Note 3)	72,957	20,840	34,449	25,632	12,621	652
Distribution and services (Rule 12b-1)fees (Class C) (Note 3)	1,149	5,135	9,146	3,354	868	331
Distribution and services (Rule 12b-1)fees (Class R) (Note 3)	35	242	421	212	416	26
Transfer agent fees (Class K) (Note 3).	12,001	12,001	12,001	12,001	12,001	12,001
Transfer agent fees (Class R) (Note 3).	12,001	12,001	12,001	12,001	12,001	12,001
Transfer agent fees (Class C) (Note 3).	12,001	12,001	12,001	12,001	12,001	12,001
Transfer agent fees (Class I) (Note 3)	12,001	12,001	12,001	12,001	12,001	12,001
Directors’ fees (Note 3)	12,294	12,294	12,294	12,294	12,294	12,294
Fund accounting fees (Note 3)	21,649	21,651	21,649	21,649	21,649	21,649
Chief Compliance Officer service fees (Note 3)	3,801	3,801	3,801	3,801	3,801	3,801
Registration and filing fees	61,251	59,851	62,450	61,625	60,250	58,451
Audit fees	18,998	18,998	18,998	18,998	18,998	18,998
Legal fees	5,052	5,052	5,052	5,052	5,052	5,052
Custodian fees	1,176	1,205	1,695	3,325	1,540	1,120
Miscellaneous	2,629	2,268	2,395	2,317	2,198	2,098

Total Expenses	248,995	199,341	220,354	206,263	187,691	172,476
Less reduction of expenses (Note 3)	(159,827)	(168,375)	(168,153)	(171,210)	(170,954)	(171,281)

Net Expenses	89,168	30,966	52,201	35,053	16,737	1,195

NET INVESTMENT INCOME	90,626	17,147	52,778	21,881	3,415	100

REALIZED AND UNREALIZED GAIN ON UNDERLYING SERIES:

Net realized gain on underlying series	146,214	38,159	51,411	76,189	41,791	14,093

Net change in unrealized appreciation (depreciation) on underlying series	4,071,769	1,880,027	3,752,187	2,964,896	1,462,728	34,743

NET REALIZED AND UNREALIZED GAIN ON UNDERLYING SERIES	4,217,983	1,918,186	3,803,598	3,041,085	1,504,519	48,836

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,308,609	$1,935,333	$3,856,376	$3,062,966	$1,507,934	$48,936

The accompanying notes are an integral part of the financial statements.	15

Statements of Changes in Net Assets

	Target Income		Target 2010		Target 2020
	For the Year Ended 10/31/09	For the Period 3/28/08[1] to 10/31/08	For the Year Ended 10/31/09	For the Period 3/28/08[1] to 10/31/08	For the Year Ended 10/31/09	For the Period 3/28/08[1] to 10/31/08
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income (loss)	$90,626	$(4)	$17,147	$(37)	$52,778	$(239)
Net realized gain (loss) on underlying series	146,214	—	38,159	—	51,411	(3,683)
Net change in unrealized appreciation (depreciation) on underlying series	4,071,769	503	1,880,027	471	3,752,187	(35,950)

Net increase (decrease) from operations .	4,308,609	499	1,935,333	434	3,856,376	(39,872)

DISTRIBUTIONS TO SHAREHOLDERS (Note 7):

From net investment income (Class K)	(1,841)	—	(3,846)	—	(9,533)	—
From net investment income (Class R)	(2)	—	(2)	—	(2)	—
From net investment income (Class C)	(3)	—	(2,116)	—	(5,417)	—
From net investment income (Class I)	(53)	—	(1,141)	—	(6,847)	—

Total distributions to shareholders	(1,899)	—	(7,105)	—	(21,799)	—

CAPITAL STOCK ISSUED AND REPURCHASED:
Net increase from capital share transactions (Note 5)	38,179,735	70,400	15,878,343	199,250	30,587,054	319,748

Net increase in net assets	42,486,445	70,899	17,806,571	199,684	34,421,631	279,876

NET ASSETS:

Beginning of period	70,899	—	199,684	—	279,876	—

End of period[2]	$42,557,344	$70,899	$18,006,255	$199,684	$34,701,507	$279,876

[1] Commencement of operations.
[2] Including undistributed net investment income of:
	88,727	—	10,042	—	30,979	—

16	The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	Target 2030		Target 2040		Target 2050
	For the Year Ended 10/31/09	For the Period 3/28/08[1] to 10/31/08	For the Year Ended 10/31/09	For the Period 3/28/08[1] to 10/31/08	For the Year Ended 10/31/09	For the Period 3/28/08[1] to 10/31/08
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income (loss)	$21,881	$1	$3,415	$(3)	$100	$(1)
Net realized gain (loss) on underlying series	76,189	—	41,791	(4)	14,093	(3)
Net change in unrealized appreciation (depreciation) on underlying series	2,964,896	58	1,462,728	(7,139)	34,743	(4,233)

Net increase (decrease) from operations	3,062,966	59	1,507,934	(7,146)	48,936	(4,237)

DISTRIBUTIONS TO SHAREHOLDERS (Note 7):

From net investment income (Class K)	(5)	—	(797)	—	(2)	—
From net investment income (Class R)	(2)	—	(2)	—	(2)	—
From net investment income (Class C)	(828)	—	(2)	—	(2)	—
From net investment income (Class I)	(5,897)	—	(1,266)	—	(760)	—

Total distributions to shareholders	(6,732)	—	(2,067)	—	(766)	—

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	23,206,581	12,806	12,718,183	35,912	1,759,123	22,327

Net increase in net assets	26,262,815	12,865	14,224,050	28,766	1,807,293	18,090

NET ASSETS:

Beginning of period	12,865	—	28,766	—	18,090	—

End of period[2]	$26,275,680	$12,865	$14,252,816	$28,766	$1,825,383	$18,090

[1] Commencement of operations.
[2] Including undistributed net investment income (loss) of:
	15,150	1	1,348	—	—	—

The accompanying notes are an integral part of the financial statements.	17

Financial Highlights

Target Income Series Class K

	For the Year Ended 10/31/09	For the Period 3/28/08[1] to 10/31/08

Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$9.30	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.03	(0.01)
Net realized and unrealized gain (loss) on underlying series	1.04	(0.69)

Total from investment operations	1.07	(0.70)

Less distributions to shareholders:
From net investment income	(0.24)	—

Net asset value - End of period	$10.13	$9.30

Net assets - End of period (000’s omitted)	$42,116	$70,620[3]

Total return[4]	11.80%	(7.00%)
Ratios (to average net assets)/ Supplemental Data:
Expenses*[5]	0.30%	0.30%[6]
Net investment income (loss)	0.31%	(0.27%)[6]
Series portfolio turnover[7]	13%	0%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts[5]:

	0.41%	1,571%[6,8]
Target Income Series Class R
	For the Year Ended 10/31/09	For the Period 3/28/08[1] to 10/31/08

Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$9.29	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.05)	0.02
Net realized and unrealized gain (loss) on underlying series	1.09	(0.73)

Total from investment operations	1.04	(0.71)

Less distributions to shareholders:
From net investment income	(0.25)	—

Net asset value - End of period	$10.08	$9.29

Net assets - End of period (000’s omitted)	$54	$93[3]

Total return[4]	11.44%	(7.10%)
Ratios (to average net assets)/ Supplemental Data:
Expenses*[5]	0.55%	0.55%[6]
Net investment income (loss)	(0.51%)	0.34%[6]
Series portfolio turnover[7]	13%	0%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts[5] :

	169.34%	43,127%[6,8]

1 Commencement of operations.

2 Calculated based on average shares outstanding during the period.

3 Represents the whole number without rounding to the 000’s.

4 Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

5 Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series was 0.70%.

6 Annualized.

7 Reflects activity of the Series and does not include the activity of the underlying series.

8 The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

18	The accompanying notes are an integral part of the financial statements.

Financial Highlights

Target Income Series Class C

	For the Year Ended 10/31/09	For the Period 3/28/08[1] to 10/31/08

Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$9.26	$10.00

Income (loss) from investment operations:
Net investment loss[2]	(0.03)	(0.01)
Net realized and unrealized gain (loss) on underlying series	1.02	(0.73)

Total from investment operations	0.99	(0.74)

Less distributions to shareholders:
From net investment income	(0.25)	—

Net asset value - End of period	$10.00	$9.26

Net assets - End of period (000’s omitted)	$330	$93[3]

Total return[4]	10.91%	(7.40%)
Ratios (to average net assets)/ Supplemental Data:
Expenses*[5]	1.05%	1.05%[6]
Net investment loss	(0.30%)	(0.15%)[6]
Series portfolio turnover[7]	13%	0%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts[5] :

	10.70%	43,147%[6,8]
Target Income Series Class I
	For the Year Ended 10/31/09	For the Period 3/28/08[1] to 10/31/08

Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$9.32	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.06	0.05
Net realized and unrealized gain (loss) on underlying series	1.04	(0.73)

Total from investment operations	1.10	(0.68)

Less distributions to shareholders:
From net investment income	(0.25)	—

Net asset value - End of period	$10.17	$9.32

Net assets - End of period (000’s omitted)	$58	$93[3]

Total return[4]	12.06%	(6.80%)
Ratios (to average net assets)/ Supplemental Data:
Expenses*[5]	0.05%	0.05%[6]
Net investment income	0.66%	0.85%[6]
Series portfolio turnover[7]	13%	0%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts[5] :

	54.69%	43,107%[6,8]

1 Commencement of operations.

2 Calculated based on average shares outstanding during the period.

3 Represents the whole number without rounding to the 000’s.

4 Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

5 Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series was 0.70%.

6 Annualized.

7 Reflects activity of the Series and does not include the activity of the underlying series.

8 The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

The accompanying notes are an integral part of the financial statements.	19

Financial Highlights

Target 2010 Series Class K

	For the Year Ended 10/31/09	For the Period 3/28/08[1] to 10/31/08

Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$8.61	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.02	(0.01)
Net realized and unrealized gain (loss) on underlying series	1.15	(1.38)

Total from investment operations	1.17	(1.39)

Less distributions to shareholders:
From net investment income	(0.20)	—

Net asset value - End of period	$9.58	$8.61

Net assets - End of period (000’s omitted)	$15,782	$101,213[3]

Total return[4]	13.97%	(13.90%)
Ratios (to average net assets)/ Supplemental Data:
Expenses*[5]	0.30%	0.30%[6]
Net investment income (loss)	0.19%	(0.28%)[6]
Series portfolio turnover[7]	9%	0%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts[5] :

	1.31%	1,071%[6,8]

Target 2010 Series Class R
	For the Year Ended 10/31/09	For the Period 3/28/08[1] to 10/31/08

Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$8.61	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.05)	0.02
Net realized and unrealized gain (loss) on underlying series	1.18	(1.41)

Total from investment operations	1.13	(1.39)

Less distributions to shareholders:
From net investment income	(0.20)	—

Net asset value - End of period	$9.54	$8.61

Net assets - End of period (000’s omitted)	$284	$86[3]

Total return[4]	13.54%	(13.90%)
Ratios (to average net assets)/ Supplemental Data:
Expenses*[5]	0.55%	0.55%[6]
Net investment income (loss)	(0.55%)	0.36%[6]
Series portfolio turnover[7]	9%	0%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts[5] :

	25.36%	42,882%[6,8]

1 Commencement of operations.

2 Calculated based on average shares outstanding during the period.

3 Represents the whole number without rounding to the 000’s.

4 Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

5 Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series was 0.85%.

6 Annualized.

7 Reflects activity of the Series and does not include the activity of the underlying series.

8 The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

20	The accompanying notes are an integral part of the financial statements.

Financial Highlights

Target 2010 Series Class C

	For the Year Ended 10/31/09	For the Period 3/28/08[1] to 10/31/08

Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$8.58	$10.00

Income (loss) from investment operations:
Net investment loss[2]	(0.01)	(0.05)
Net realized and unrealized gain (loss) on underlying series	1.10	(1.37)

Total from investment operations	1.09	(1.42)

Less distributions to shareholders:
From net investment income	(0.18)	—

Net asset value - End of period	$9.49	$8.58

Net assets - End of period (000’s omitted)	$1,471	$98,226[3]

Total return[4]	13.13%	(14.20%)
Ratios (to average net assets)/ Supplemental Data:
Expenses*[5]	1.05%	1.05%[6]
Net investment loss	(0.12%)	(1.03%)[6]
Series portfolio turnover[7]	9%	0%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts[5] :

	5.01%	919%[6,8]
Target 2010 Series Class I
	For the Year Ended 10/31/09	For the Period 3/28/08[1] to 10/31/08

Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$8.63	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.07	0.05
Net realized and unrealized gain (loss) on underlying series	1.12	(1.42)

Total from investment operations	1.19	(1.37)

Less distributions to shareholders:
From net investment income	(0.20)	—

Net asset value - End of period	$9.62	$8.63

Net assets - End of period (000’s omitted)	$469	$159[3]

Total return[4]	14.23%	(13.70%)
Ratios (to average net assets)/ Supplemental Data:
Expenses*[5]	0.05%	0.05%[6]
Net investment income	0.83%	0.86%[6]
Series portfolio turnover[7]	9%	0%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts[5] :

	8.26%	42,439%[6,8]

1 Commencement of operations.

2 Calculated based on average shares outstanding during the period.

3 Represents the whole number without rounding to the 000’s.

4 Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

5 Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series was 0.85%.

6 Annualized.

7 Reflects activity of the Series and does not include the activity of the underlying series.

8 The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

The accompanying notes are an integral part of the financial statements.	21

Financial Highlights

Target 2020 Series Class K

	For the Year Ended 10/31/09	For the Period 3/28/08[1] to 10/31/08

Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$8.14	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.02	0.04
Net realized and unrealized gain (loss) on underlying series	1.21	(1.90)

Total from investment operations	1.23	(1.86)

Less distributions to shareholders:
From net investment income	(0.21)	—

Net asset value - End of period	$9.16	$8.14

Net assets - End of period (000’s omitted)	$30,089	$157[3]

Total return[4]	15.72%	(18.60%)
Ratios (to average net assets)/ Supplemental Data:
Expenses*[5]	0.30%	0.30%[6]
Net investment income	0.28%	0.74%[6]
Series portfolio turnover[7]	9%	31%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts[5] :

	0.72%	34,421%[6,8]
Target 2020 Series Class R
	For the Year Ended 10/31/09	For the Period 3/28/08[1] to 10/31/08

Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$8.13	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.05)	0.04
Net realized and unrealized gain (loss) on underlying series	1.23	(1.91)

Total from investment operations	1.18	(1.87)

Less distributions to shareholders:
From net investment income	(0.21)	—

Net asset value - End of period	$9.10	$8.13

Net assets - End of period (000’s omitted)	$562	$81[3]

Total return[4]	15.13%	(18.70%)
Ratios (to average net assets)/ Supplemental Data:
Expenses*[5]	0.55%	0.55%[6]
Net investment income (loss)	(0.54%)	0.62%[6]
Series portfolio turnover[7]	9%	31%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts[5] :

	14.54%	38,136%[6,8]

1 Commencement of operations.

2 Calculated based on average shares outstanding during the period.

3 Represents the whole number without rounding to the 000’s.

4 Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

5 Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series was 0.85%.

6 Annualized.

7 Reflects activity of the Series and does not include the activity of the underlying series.

8 The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

22	The accompanying notes are an integral part of the financial statements.

Financial Highlights

Target 2020 Series Class C

	For the Year Ended 10/31/09	For the Period 3/28/08[1] to 10/31/08

Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$8.10	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.02	(0.05)
Net realized and unrealized gain (loss) on underlying series	1.13	(1.85)

Total from investment operations	1.15	(1.90)

Less distributions to shareholders:
From net investment income	(0.19)	—

Net asset value - End of period	$9.06	$8.10

Net assets - End of period (000’s omitted)	$2,123	$228,171[3]

Total return[4]	14.74%	(19.00%)
Ratios (to average net assets)/ Supplemental Data:
Expenses*[5]	1.05%	1.05%[6]
Net investment income (loss)	0.25%	(1.05%)[6]
Series portfolio turnover[7]	9%	31%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts[5] :

	3.08%	158%[6,8]

Target 2020 Series Class I

	For the Year Ended 10/31/09	For the Period 3/28/08[1] to 10/31/08

Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$8.15	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.10	—[9]
Net realized and unrealized gain (loss) on underlying series	1.15	(1.85)

Total from investment operations	1.25	(1.85)

Less distributions to shareholders:
From net investment income	(0.21)	—

Net asset value - End of period	$9.19	$8.15

Net assets - End of period (000’s omitted)	$1,927	$51,467[3]

Total return[4]	15.98%	(18.50%)
Ratios (to average net assets)/ Supplemental Data:
Expenses*[5]	0.05%	0.05%[6]
Net investment income (loss)	1.22%	(0.02%)[6]
Series portfolio turnover[7]	9%	31%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts[5] :

	2.90%	871%[6,8]

1 Commencement of operations.

2 Calculated based on average shares outstanding during the period.

3 Represents the whole number without rounding to the 000’s.

4 Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

5 Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series was 0.85%.

6 Annualized.

7 Reflects activity of the Series and does not include the activity of the underlying series.

8 The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

9 Less than $0.01.

The accompanying notes are an integral part of the financial statements.	23

Financial Highlights

Target 2030 Series Class K

	For the Year Ended 10/31/09	For the Period 3/28/08[1] to 10/31/08

Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$7.81	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.01	0.03
Net realized and unrealized gain (loss) on underlying series	1.20	(2.22)

Total from investment operations	1.21	(2.19)

Less distributions to shareholders:
From net investment income	(0.17)	—

Net asset value - End of period	$8.85	$7.81

Net assets - End of period (000’s omitted)	$23,597	$118[3]

Total return[4]	16.05%	(21.90%)
Ratios (to average net assets)/ Supplemental Data:
Expenses*[5]	0.30%	0.30%[6]
Net investment income	0.14%	0.54%[6]
Series portfolio turnover[7]	9%	—%[8]

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts[5] :

	0.97%	37,175%[6,9]

Target 2030 Series Class R

	For the Year Ended 10/31/09	For the Period 3/28/08[1] to 10/31/08

Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$7.79	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.05)	0.02
Net realized and unrealized gain (loss) on underlying series	1.26	(2.23)

Total from investment operations	1.21	(2.21)

Less distributions to shareholders:
From net investment income	(0.17)	—

Net asset value - End of period	$8.83	$7.79

Net assets - End of period (000’s omitted)	$328	$78[3]

Total return[4]	16.09%	(22.10%)
Ratios (to average net assets)/ Supplemental Data:
Expenses*[5]	0.55%	0.55%[6]
Net investment income (loss)	(0.53%)	0.31%[6]
Series portfolio turnover[7]	9%	—%[8]

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts[5] :

	28.67%	38,768%[6,9]

1 Commencement of operations.

2 Calculated based on average shares outstanding during the period.

3 Represents the whole number without rounding to the 000’s.

4 Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

5 Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series were 0.85%.

6 Annualized.

7 Reflects activity of the Series and does not include the activity of the underlying series.

8 Less than 1%.

9 The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

24	The accompanying notes are an integral part of the financial statements.

Financial Highlights

Target 2030 Series Class C

	For the Year Ended 10/31/09	For the Period 3/28/08[1] to 10/31/08

Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$7.77	$10.00

Income (loss) from investment operations:
Net investment (loss)[2]	(0.02)	(0.01)
Net realized and unrealized gain (loss) on underlying series	1.19	(2.22)

Total from investment operations	1.17	(2.23)

Less distributions to shareholders:
From net investment income	(0.16)	—

Net asset value - End of period	$8.78	$7.77

Net assets - End of period (000’s omitted)	$1,034	$78[3]

Total return[4]	15.57%	(22.30%)
Ratios (to average net assets)/ Supplemental Data:
Expenses*[5]	1.05%	1.05%[6]
Net investment loss	(0.22%)	(0.17%)[6]
Series portfolio turnover[7]	9%	—%[8]

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts[5] :

	5.84%	38,789%[6,9]

Target 2030 Series Class I

	For the Year Ended 10/31/09	For the Period 3/28/08[1] to 10/31/08

Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$7.82	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.11	0.01
Net realized and unrealized gain (loss) on underlying series	1.14	(2.19)

Total from investment operations	1.25	(2.18)

Less distributions to shareholders:
From net investment income	(0.17)	—

Net asset value - End of period	$8.90	$7.82

Net assets - End of period (000’s omitted)	$1,316	$12,591[3]

Total return[4]	16.56%	(21.80%)
Ratios (to average net assets)/ Supplemental Data:
Expenses*[5]	0.05%	0.05%[6]
Net investment income	1.37%	0.16%[6]
Series portfolio turnover[7]	9%	—%[8]

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts[5] :

	6.18%	14,979%[6,9]

1 Commencement of operations.

2 Calculated based on average shares outstanding during the period.

3 Represents the whole number without rounding to the 000’s.

4 Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

5 Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series were 0.85%.

6 Annualized.

7 Reflects activity of the Series and does not include the activity of the underlying series.

8 Less than 1%.

9 The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

The accompanying notes are an integral part of the financial statements.	25

Financial Highlights

Target 2040 Series Class K

	For the Year Ended 10/31/09	For the Period 3/28/08[1] to 10/31/08

Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$7.58	$10.00

Income (loss) from investment operations:
Net investment income[2]	—[3]	0.02
Net realized and unrealized gain (loss) on underlying series	1.36	(2.44)

Total from investment operations	1.36	(2.42)

Less distributions to shareholders:
From net investment income	(0.15)	—

Net asset value - End of period	$8.79	$7.58

Net assets - End of period (000’s omitted)	$12,880	$76[4]

Total return[5]	18.60%	(24.20%)
Ratios (to average net assets)/ Supplemental Data:
Expenses*[6]	0.30%	0.30%[7]
Net investment income	0.05%	0.40%[7]
Series portfolio turnover[8]	7%	—%[9]

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts[6] :

	2.10%	28,865%[7,10]

Target 2040 Series Class R

	For the Year Ended 10/31/09	For the Period 3/28/08[1] to 10/31/08

Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$7.58	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.02)	0.01
Net realized and unrealized gain (loss) on underlying series	1.35	(2.43)

Total from investment operations	1.33	(2.42)

Less distributions to shareholders:
From net investment income	(0.15)	—

Net asset value - End of period	$8.76	$7.58

Net assets - End of period (000’s omitted)	$504	$76[4]

Total return[5]	18.21%	(24.20%)
Ratios (to average net assets)/ Supplemental Data:
Expenses*[6]	0.55%	0.55%[7]
Net investment income (loss)	(0.21%)	0.14%[7]
Series portfolio turnover[8]	7%	—%[9]

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts[6] :

	16.27%	28,865%[7,10]

1 Commencement of operations.

2 Calculated based on average shares outstanding during the period.

3 Less than $0.01.

4 Represents the whole number without rounding to the 000’s.

5 Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

6 Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series was 0.85%.

7 Annualized.

8 Reflects activity of the Series and does not include the activity of the underlying series.

9 Less than 1%.

10 The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

The accompanying notes are an integral part of the financial statements.	27

Financial Highlights

Target 2040 Series Class C

	For the Year Ended 10/31/09	For the Period 3/28/08[1] to 10/31/08

Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$7.55	$10.00

Income (loss) from investment operations:
Net investment loss[2]	(0.06)	(0.02)
Net realized and unrealized gain (loss) on underlying series	1.36	(2.43)

Total from investment operations	1.30	(2.45)

Less distributions to shareholders:
From net investment income	(0.15)	—

Net asset value - End of period	$8.70	$7.55

Net assets - End of period (000’s omitted)	$440	$75[3]

Total return[4]	17.88%	(24.50%)
Ratios (to average net assets)/ Supplemental Data:
Expenses*[5]	1.05%	1.05%[6]
Net investment loss	(0.65%)	(0.36%)[6]
Series portfolio turnover[7]	7%	—%[8]

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts[5] :

	15.19%	28,898%[6,9]
Target 2040 Series Class I
	For the Year Ended 10/31/09	For the Period 3/28/08[1] to 10/31/08

Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$7.60	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.07	—[10]
Net realized and unrealized gain (loss) on underlying series	1.32	(2.40)

Total from investment operations	1.39	(2.40)

Less distributions to shareholders:
From net investment income	(0.16)	—

Net asset value - End of period	$8.83	$7.60

Net assets - End of period (000’s omitted)	$428	$28,539[3]

Total return[4]	18.86%	(24.00%)
Ratios (to average net assets)/ Supplemental Data:
Expenses*[5]	0.05%	0.05%[6]
Net investment income (loss)	0.93%	(0.04%)[6]
Series portfolio turnover[7]	7%	—%[8]

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts[5] :

	18.65%	767%[6,9]

1 Commencement of operations.

2 Calculated based on average shares outstanding during the period.

3 Represents the whole number without rounding to the 000’s.

4 Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

5 Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series was 0.85%.

6 Annualized.

7 Reflects activity of the Series and does not include the activity of the underlying series.

8 Less than 1%.

9 The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

10 Less than $0.01.

The accompanying notes are an integral part of the financial statements.	27

Financial Highlights

Target 2050 Series Class K

	For the Year Ended 10/31/09	For the Period 3/28/08[1] to 10/31/08

Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$7.58	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.02)	0.02
Net realized and unrealized gain (loss) on underlying series	1.52	(2.44)

Total from investment operations	1.50	(2.42)

Less distributions to shareholders:
From net investment income	(0.23)	—

Net asset value - End of period	$8.85	$7.58

Net assets - End of period (000’s omitted)	$1,047	$76[3]

Total return[4]	20.71%	(24.20%)
Ratios (to average net assets)/ Supplemental Data:
Expenses*[5]	0.30%	0.30%[6]
Net investment income (loss)	(0.24%)	0.40%[6]
Series portfolio turnover[7]	46%	1%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts[5] :

	25.10%	35,232%[6,8]

Target 2050 Series Class R

	For the Year Ended 10/31/09	For the Period 3/28/08[1] to 10/31/08

Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$7.58	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.05)	0.01
Net realized and unrealized gain (loss) on underlying series	1.52	(2.43)

Total from investment operations	1.47	(2.42)

Less distributions to shareholders:
From net investment income	(0.23)	—

Net asset value - End of period	$8.82	$7.58

Net assets - End of period (000’s omitted)	$601	$76[3]

Total return[4]	20.31%	(24.20%)
Ratios (to average net assets)/ Supplemental Data:
Expenses*[5]	0.55%	0.55%[6]
Net investment income (loss)	(0.50%)	0.14%[6]
Series portfolio turnover[7]	46%	1%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts[5] :

	242.05%	35,243%[6,8]

1 Commencement of operations.

2 Calculated based on average shares outstanding during the period.

3 Represents the whole number without rounding to the 000’s.

4 Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

5 Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series was 0.85%.

6 Annualized.

7 Reflects activity of the Series and does not include the activity of the underlying series.

8 The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

28	The accompanying notes are an integral part of the financial statements.

Financial Highlights

Target 2050 Series Class C

	For the Year Ended 10/31/09	For the Period 3/28/08[1] to 10/31/08

Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$7.55	$10.00

Income (loss) from investment operations:
Net investment loss[2]	(0.06)	(0.02)
Net realized and unrealized gain (loss) on underlying series	1.49	(2.43)

Total from investment operations	1.43	(2.45)

Less distributions to shareholders:
From net investment income	(0.23)	—

Net asset value - End of period	$8.75	$7.55

Net assets - End of period (000’s omitted)	$99	$75[3]

Total return[4]	19.84%	(24.50%)
Ratios (to average net assets)/ Supplemental Data:
Expenses*[5]	1.05%	1.05%[6]
Net investment loss	(0.71%)	(0.36%)[6]
Series portfolio turnover[7]	46%	1%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts[5] :

	73.45%	35,267%[6,8]

Target 2050 Series Class I
	For the Year Ended 10/31/09	For the Period 3/28/08[1] to 10/31/08

Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$7.60	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.16	—[9]
Net realized and unrealized gain (loss) on underlying series	1.37	(2.40)

Total from investment operations	1.53	(2.40)

Less distributions to shareholders:
From net investment income	(0.23)	—

Net asset value - End of period	$8.90	$7.60

Net assets - End of period (000’s omitted)	$79	$17,863[3]

Total return[4]	21.07%	(24.00%)
Ratios (to average net assets)/ Supplemental Data:
Expenses*[5]	0.05%	0.05%[6]
Net investment income (loss)	2.07%	(0.03%)[6]
Series portfolio turnover[7]	46%	1%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts[5] :

	141.53%	1,903%[6,8]

1 Commencement of operations.

2 Calculated based on average shares outstanding during the period.

3 Represents the whole number without rounding to the 000’s.

4 Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

5 Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series was 0.85%.

6 Annualized.

7 Reflects activity of the Series and does not include the activity of the underlying series.

8 The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

9 Less than $0.01.

The accompanying notes are an integral part of the financial statements.	29

Notes to Financial Statements

1.	ORGANIZATION

Target Income Series, Target 2010 Series, Target 2020 Series, Target 2030 Series, Target 2040 Series and Target 2050 Series (each the “Series”) are no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.

Each Series seeks to achieve its investment objectives by investing in a combination of other Manning & Napier mutual funds (the “underlying series”) in order to meet its target asset allocations and investment style. The Series are designed to provide a single investment portfolio that adjusts over time to meet the changing risk and return objectives of investors over their expected investment horizon. As the target retirement date approaches, the Series’ portfolio becomes more conservative with a larger fixed-income investment component. The financial statements of the underlying series should be read in conjunction with the Series’ financial statements.

Each Series is authorized to issue four classes of shares (Class K, R, C and I). Each class of shares is substantially the same, except that class-specific transfer agency distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). Shares of each Series are offered to investors and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 10.0 billion shares of common stock each having a par value of $0.01. As of October 31, 2009, 4.6 billion shares have been designated in total among 29 series, of which 10 million have been designated in each of the Series for Class C and I common stock and 40 million have been designated in each of the Series for Class K and R common stock.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Investments in the underlying series are valued at their net asset value per share on valuation date. In the absence of the availability of a net asset value per share on the underlying series, security valuations may be determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”).

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold and the differences could be material.

Securities for which representative valuations or prices are not available from the Fund’s pricing service may be valued at fair value. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities,

30

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”).

Various inputs are used in determining the value of the Series’ assets or liabilities carried at market value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments.) The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2009 in valuing the Series’ assets or liabilities carried at market value:

	Target Income Series
Description	10/31/09	Level 1	Level 2	Level 3
Mutual funds	$42,581,647	$42,581,647	$—	$—
Other financial instruments*	—	—	—	—

Total	$42,581,647	$42,581,647	$—	$—

	Target 2010 Series
Description	10/31/09	Level 1	Level 2	Level 3
Mutual funds	$18,015,627	$18,015,627	$—	$—
Other financial instruments*	—	—	—	—

Total	$18,015,627	$18,015,627	$—	$—

	Target 2020 Series
Description	10/31/09	Level 1	Level 2	Level 3
Mutual funds	$34,718,093	$34,718,093	$—	$—
Other financial instruments*	—	—	—	—

Total	$34,718,093	$34,718,093	$—	$—

	Target 2030 Series
Description	10/31/09	Level 1	Level 2	Level 3
Mutual funds	$26,287,290	$26,287,290	$—	$—
Other financial instruments*	—	—	—	—

Total	$26,287,290	$26,287,290	$—	$—

31

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

	Target 2040 Series
Description	10/31/09	Level 1	Level 2	Level 3
Mutual funds	$14,258,754	$14,258,754	$—	$—
Other financial instruments*	—	—	—	—

Total	$14,258,754	$14,258,754	$—	$—

	Target 2050 Series
Description	10/31/09	Level 1	Level 2	Level 3
Mutual funds	$1,825,785	$1,825,785	$—	$—
Other financial instruments*	—	—	—	—

Total	$1,825,785	$1,825,785	$—	$—

*Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument. As of October 31, 2009, the Series did not hold any derivative instruments.

There were no Level 3 securities held by any of the Series as of October 31, 2008 or October 31, 2009.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Expenses included in the accompanying statements of operations do not include any expense of the underlying series.

Income, expenses (other than class specific expenses), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that Class.

The Series use the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

Each Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series are not subject to federal income tax or excise tax to the extent that each Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

32

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Federal Taxes (continued)

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2009, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to betaken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended October 31, 2008 through October 31, 2009. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Additionally, based on the Series’ understanding of the tax rules and rates related to income, gains and transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made semi-annually. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of a Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Advisor does not receive an advisory fee for the services it performs for the Series. However, the Advisor is entitled to receive an advisory fee from its investment in each of the underlying series.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain

33

Notes to Financial Statements

3.	TRANSACTIONS WITH AFFILIATES (continued)

the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended for each active series of the Fund plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least February 28, 2011, to limit each class’ total direct annual fund operating expenses for the Series at no more than 0.05% for each class, exclusive of distribution and service fees, of average daily net assets each year. The Advisor’s agreement to limit each class’ operating expenses is limited to direct operating expenses and, therefore, does not apply to the indirect expenses incurred by the Series through their investments in the underlying series. For the year ended October 31, 2009, the Advisor reimbursed expenses of $158,671 for Target Income Series, $167,217 for Target 2010 Series, $166,991 for Target 2020 Series, $170,051 for Target 2030 Series, $169,797 for Target 2040 Series and $170,125 for Target 2050 Series, which is included as a reduction of expenses on the Statements of Operations. The Advisor is not eligible to recoup any expenses that have been reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. Each Series compensates the distributor for distributing and servicing the Series’ Class K, Class R and Class C shares pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act, regardless of expenses actually incurred. Under the agreement, each Series pays distribution and services fees to the distributor at an annual rate of 0.25% of average daily net assets attributable to Class K shares, 0.50% of average daily net assets attributable to Class R shares, and 1.00% of average daily net assets attributable to Class C shares. There are no distribution and services fees on the Class I shares of each Series. The fees are accrued daily and paid monthly.

For fund accounting services, the Fund pays the Advisor an annual fee of $19,000 for each Target Series. For transfer agency services, the Fund pays the Advisor an annual fee of $12,000 per class for each Target Series. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense. Prior to October 12, 2009 (for sub-accounting) and November 9, 2009 (for sub-transfer agent) the Advisor had an agreement with Citi Fund Services Ohio, Inc. (“Citi”) under which Citi served as sub-accountant and sub-transfer agent. The Advisor voluntarily agreed to waive a portion of the fund accounting and transfer agent fees and the Chief Compliance Officer service fees for the period March 1, 2009 to April 30, 2009. Accordingly, the Advisor waived fees of $1,156 for Target Income

Series, $1,158 for Target 2010 Series, $1,162 for Target 2020 Series, $1,159 for Target 2030 Series, $1,157 for Target 2040 Series and $1,156 for Target 2050 Series, which is included as a reduction of expenses on the Statements of Operations.

The Advisor has entered into agreements dated October 12, 2009 and November 9, 2009 with PNC Global Investment Servicing (U.S.) Inc. (“PNC”) under which PNC serves as sub-accountant services agent and sub-transfer agent, respectively. Effective November 7, 2009 under the amended

34

Notes to Financial Statements

3.	TRANSACTIONS WITH AFFILIATES (continued)

master services agreement, the fee rates for these Series are as follows: An annual fee of 0.025% of the average daily net assets with an annual base fee of $40,500 per Series.

4.	PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2009, purchases and sales of underlying series were as follows:

Series	Purchases	Sales
Target Income Series	$41,799,166	$3,506,407
Target 2010 Series	$16,720,212	$822,494
Target 2020 Series	$32,067,580	$1,433,174
Target 2030 Series	$24,227,242	$993,904
Target 2040 Series	$13,107,386	$381,922
Target 2050 Series	$1,934,495	$175,638

5.	CAPITAL STOCK TRANSACTIONS

Transactions in Class K, Class R, Class C and Class I shares:

	For the Year Ended 10/31/09		For the Period 3/28/08[1] to 10/31/08		For the Year Ended 10/31/09		For the Period 3/28/08[1] to 10/31/08
	Class K		Class K		Class R		Class R
Target Income Series:
Sold	4,514,355	$41,239,891	7,594	$70,100	5,379	$54,154	10	$100
Reinvested	201	1,841	—	—	— *	2	—	—
Repurchased	(366,425)	(3,488,850)	—	—	(71)	(718)	—	—

Total	4,148,131	$37,752,882	7,594	$70,100	5,308	$53,438	10	$100

	For the Year Ended 10/31/09		For the Period 3/28/08[1] to 10/31/08		For the Year Ended 10/31/09		For the Period 3/28/08[1] to 10/31/08
	Class C		Class C		Class I		Class I
Target Income Series:
Sold	38,623	$368,418	10	$100	10,821	$103,574	10	$100
Reinvested	— *	2	—	—	6	53	—	—
Repurchased	(5,663)	(49,236)	—	—	(5,136)	(49,396)	—	—

Total	32,960	$319,184	10	$100	5,691	$54,231	10	$100

	For the Year Ended 10/31/09		For the Period 3/28/08[1] to 10/31/08		For the Year Ended 10/31/09		For the Period 3/28/08[1] to 10/31/08
	Class K		Class K		Class R		Class R
Target 2010 Series:
Sold	1,742,272	$14,833,594	11,755	$98,879	29,844	$281,376	10	$100
Reinvested	472	3,846	—	—	— *	2	—	—
Repurchased	(107,542)	(949,897)	—	—	(111)	(941)	—	—

Total	1,635,202	$13,887,543	11,755	$98,879	29,733	$280,437	10	$100

35

Notes to Financial Statements

5.	CAPITAL STOCK TRANSACTIONS (continued)

	For the Year Ended 10/31/09		For the Period 3/28/08[1] to 10/31/08		For the Year Ended 10/31/09		For the Period 3/28/08[1] to 10/31/08
	Class C		Class C		Class I		Class I
Target 2010 Series:
Sold	143,296	$1,279,993	11,452	$100,100	51,725	$455,086	18		$171
Reinvested	261	2,116	—	—	140	1,141	—		—
Repurchased	—	—	—	—	(3,155)	(27,973)	—		—

Total	143,557	$1,282,109	11,452	$100,100	48,710	$428,254	18		$171

	For the Year Ended 10/31/09		For the Period 3/28/08[1] to 10/31/08		For the Year Ended 10/31/09		For the Period 3/28/08[1] to 10/31/08
	Class K		Class K		Class R		Class R
Target 2020 Series:
Sold	3,443,211	$28,020,075	20	$189	61,784	$554,710	10		$100
Reinvested	1,274	9,533	—	—	— *	2	—		—
Repurchased	(158,310)	(1,363,931)	—	—	(51)	(379)	—		—

Total	3,286,175	$26,665,677	20	$189	61,733	$554,333	10		$100

	For the Year Ended 10/31/09		For the Period 3/28/08[1] to 10/31/08		For the Year Ended 10/31/09		For the Period 3/28/08[1] to 10/31/08
	Class C		Class C		Class I		Class I
Target 2020 Series:
Sold	205,520	$1,694,895	30,244	$285,432	260,233	$2,131,142	6,314		$50,343
Reinvested	727	5,417	—	—	913	6,847	—		—
Repurchased	(130)	(1,200)	(2,075)	(16,316)	(57,717)	(470,057)	—		—

Total	206,117	$1,699,112	28,169	$269,116	203,429	$1,667,932	6,314		$50,343

	For the Year Ended 10/31/09		For the Period 3/28/08[1] to 10/31/08		For the Year Ended 10/31/09		For the Period 3/28/08[1] to 10/31/08
	Class K		Class K		Class R		Class R
Target 2030 Series:
Sold	2,794,177	$21,809,364	15	$148	37,951	$332,769	10		$100
Reinvested	1	5	—	—	— *	2	—		—
Repurchased	(127,671)	(1,047,780)	—	—	(807)	(5,692)	—		—

Total	2,666,507	$20,761,589	15	$148	37,144	$327,079	10		$100

	For the Year Ended 10/31/09		For the Period 3/28/08[1] to 10/31/08		For the Year Ended 10/31/09		For the Period 3/28/08[1] to 10/31/08
	Class C		Class C		Class I		Class I
Target 2030 Series:
Sold	118,501	$958,524	10	$100	199,628	$1,570,440	1,609		$12,459
Reinvested	119	828	—	—	838	5,897	—		—
Repurchased	(797)	(7,212)	—	—	(54,262)	(410,564)	—	*	(1)

Total	117,823	$952,140	10	$100	146,204	$1,165,773	1,609		$12,458

36

Notes to Financial Statements

5.	CAPITAL STOCK TRANSACTIONS (continued)

	For the Year Ended 10/31/09		For the Period 3/28/08[1] to 10/31/08		For the Year Ended 10/31/09		For the Period 3/28/08[1] to 10/31/08
	Class K		Class K		Class R		Class R
Target 2040 Series:
Sold	1,526,640	$11,952,261	10	$100	57,580	$486,565	10	$100
Reinvested	118	797	—	—	1	2	—	—
Repurchased	(61,166)	(497,219)	—	—	(83)	(698)	—	—

Total	1,465,592	$11,455,839	10	$100	57,498	$485,869	10	$100

	For the Year Ended 10/31/09		For the Period 3/28/08[1] to 10/31/08		For the Year Ended 10/31/09		For the Period 3/28/08[1] to 10/31/08
	Class C		Class C		Class I		Class I
Target 2040 Series:
Sold	50,606	$434,520	10	$100	49,478	$378,200	3,761	$35,664
Reinvested	1	2	—	—	186	1,266	—	—
Repurchased	—	—	—	—	(4,920)	(37,513)	(6)	(52)

Total	50,607	$434,522	10	$100	44,744	$341,953	3,755	$35,612

	For the Year Ended 10/31/09		For the Period 3/28/08[1] to 10/31/08		For the Year Ended 10/31/09		For the Period 3/28/08[1] to 10/31/08
	Class K		Class K		Class R		Class R
Target 2050 Series:
Sold	138,367	$1,163,926	10	$100	68,090	$614,158	10	$100
Reinvested	— *	2	—	—	— *	2	—	—
Repurchased	(20,070)	(155,126)	—	—	(1)	(4)	—	—

Total	118,297	$1,008,802	10	$100	68,089	$614,156	10	$100

	For the Year Ended 10/31/09		For the Period 3/28/08[1] to 10/31/08		For the Year Ended 10/31/09		For the Period 3/28/08[1] to 10/31/08
	Class C		Class C		Class I		Class I
Target 2050 Series:
Sold	11,569	$90,462	10	$100	7,680	$58,108	2,354	$22,054
Reinvested	— *	2	—	—	113	760	—	—
Repurchased	(308)	(2,800)	—	—	(1,324)	(10,367)	(3)	(27)

Total	11,261	$87,664	10	$100	6,469	$48,501	2,351	$22,027

*Less than 1 share.

1 Commencement of operations.

37

Notes to Financial Statements

5.	CAPITAL STOCK TRANSACTIONS (continued)

At October 31, 2009, one omnibus account owned the following in Target Income Series, Target 2010 Series, Target 2020 Series, Target 2030 Series, Target 2040 Series and Target 2050 Series:

Series	Shares Owned	Percentage of Series Shares Outstanding	Value
Target Income Series	4,143,190	98.7%	$41,970,516
Target 2010 Series	1,608,221	85.5%	15,406,760
Target 2020 Series	3,207,832	84.6%	29,383,745
Target 2030 Series	2,611,046	87.9%	23,107,761
Target 2040 Series	1,397,073	86.1%	12,280,273
Target 2050 Series	104,110	50.4%	921,372

6.	FINANCIAL INSTRUMENTS

The underlying Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The underlying Series may be subject to various elements of risk and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes; the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivatives counterparties failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. No such investments were held by the underlying Series during the year ended October 31, 2009.

7.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including losses deferred due to wash sales. Each Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions for the year ended October 31, 2009 were as follows:

	Target Income Series	Target 2010 Series	Target 2020 Series	Target 2030 Series	Target 2040 Series	Target 2050 Series
Ordinary income	$1,899	$7,105	$21,799	$6,732	$2,067	$766

38

Notes to Financial Statements

7.	FEDERAL INCOME TAX INFORMATION (continued)

At October 31, 2009, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost for federal income tax purposes were as follows:

	Target Income Series	Target 2010 Series	Target 2020 Series	Target 2030 Series	Target 2040 Series	Target 2050 Series
Cost for federal income tax purposes	$38,511,514	$16,139,232	$31,035,185	$23,335,946	$12,806,253	$1,795,275
Unrealized appreciation	$4,070,133	$1,876,395	$3,682,908	$2,951,344	$1,452,501	$30,510
Unrealized depreciation	—	—	—	—	—	—

Net unrealized appreciation	$4,070,133	$1,876,395	$3,682,908	$2,951,344	$1,452,501	$30,510

Undistributed ordinary income	237,080	52,304	112,036	104,949	57,575	17,133
Capital loss carryover	—	—	—	—	11,352	3,709

The capital loss carryover, disclosed above, is subject to limitations under Section 382-384 of The Internal Revenue Code, and is available to the extent allowed by tax law to offset future net capital gain, if any, and will expire on October 31, 2017.

8.	SUBSEQUENT EVENTS

There were no subsequent events that require recognition or disclosure. In preparing these financial statements, management of the Fund has evaluated events and transactions for potential recognition or disclosure through December 21, 2009, the date the financial statements were issued.

39

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of –Target Income Series, Target 2010 Series, Target 2020 Series, Target 2030 Series, Target 2040 Series and Target 2050 Series:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Target Income Series, Target 2010 Series, Target 2020 Series, Target 2030 Series, Target 2040 Series and Target 2050 Series (each a series of Manning & Napier Fund, Inc., hereafter collectively referred to as the “Series”) at October 31, 2009, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and transfer agent, provides a reasonable basis for our opinion.

Columbus, Ohio

December 21, 2009

40

Supplemental Tax Information (unaudited)

For federal income tax purposes, each of the Series designates for the current fiscal year the amount disclosed below or, if different, the maximum amount allowable under the tax law as qualified dividend income (“QDI”).

Series	QDI
Target Income Series	$386
Target 2010 Series	3,869
Target 2020 Series	17,907
Target 2030 Series	6,119
Target 2040 Series	2,030
Target 2050 Series	802

For corporate shareholders, the percentage of investment income (dividend income plus short-term gain, if any) that qualifies for the dividends received deduction (DRD) for the current fiscal year is as follows:

Series	DRD%
Target Income Series	37.9%
Target 2010 Series	28.9%
Target 2020 Series	39.4%
Target 2030 Series	19.6%
Target 2040 Series	7.1%
Target 2050 Series	0.7%

41

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	62
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003;
President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Co-Executive Director; Executive Group
Member**; Chief Compliance Officer since 2004 - Manning &
Napier Advisors, Inc. President; Director - Manning & Napier
Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice
President, Director, Chairman, Treasurer, Chief Compliance Officer
or Member.
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	69
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating
Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley
Group (property management and investment). Chairman
(non-executive) 2004 - 2008; Director 1995 - 2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	The Ashley Group
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel since 2006, Partner (1995-2006) - McDermott, Will
& Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit)
New York Collegium (non-profit)
Boston Early Music Festival (non-profit)

42

Directors’ and Officers’ Information (unaudited)

INDEPENDENT DIRECTORS (continued)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	74
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating
Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994;
Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	63
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating
Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member,
PMSV Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Incyte Corp.
ViroPharma, Inc.
HLTH Corp.
Cheyne Capital International
MPM Bio-equities
GMP Companies
HoustonPharma
Name:	Richard M. Hurwitz
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating
Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2009
Principal Occupation(s) During Past 5 Years:	Managing Partner, Aegis Investment Partners, LLC (investments)
since 2006; Founder and Managing Partner (2004-2005) - Village
Markets, LLC (groceries); Partner (1996-2004) - Bancorp Services,
LLC (consulting)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Picometry International Corp.
Pioneering Technologies

43

Directors’ and Officers’ Information (unaudited)

OFFICERS

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	Co-Director of Research since 2002 & Executive Group Member**
since 2003, Manning & Napier Advisors, Inc. Holds one or more of the following titles for various subsidiaries and affiliates: President,
Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	43
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since
2001
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager, Manning & Napier Advisors, Inc. since
1997
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	41
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money
Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since
2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and
affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier
Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**The Executive Group performs the duties of the Office of the Chief Executive of Manning & Napier Advisors, Inc.

1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

44

THIS PAGE INTENTIONALLY LEFT BLANK

45

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On the Advisor’s web site	http://www.manningnapieradvisors.com

Additional information available at www.manningnapieradvisors.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

MNTGT-10/09-AR

Management Discussion and Analysis (unaudited)

Dear Shareholders:

Over the past twelve months, investor sentiment has moved rather quickly from extreme pessimism to guarded optimism. Volatility continued through the final months of 2008 and into the first quarter of 2009, with broad equity markets down more than 10%. After hitting a low point in late March, both domestic and foreign stock indexes turned upwards rather dramatically, posting 20% to 50% returns through the end of October.

While this turnaround has not been enough to fully offset losses experienced during the current bear market, recent returns indicate that market participants appear more confident in an economic rebound. For the twelve months ended October 31, 2009, the Russell 3000® Index gained 10.83%. Consistent with a market rally off bear market lows, growth stocks generally outperformed value stocks, with the Russell 1000® Growth Index earning 17.51% over the twelve months ended October 31, 2009, and the Russell 1000® Value Index earning only 4.78%.

The Dividend Focus Series was opened for investment on November 7, 2008. Since its inception, the Series has earned a return of 15.81%, relative to a 9.01% return for the Russell 1000® Value Index and a 14.11% return for the S&P 500 Index.

The Series employs a diversified and disciplined approach, seeking out equity holdings of companies with high dividends, high free cash flow and low risk of bankruptcy. As such, there is a clear quality bias to the resulting portfolio. For example, the Series has a less than 1% allocation to the Financial sector, which suffered intense turmoil during the recent credit crisis. This near avoidance of financial stocks aided performance in late 2008 and early 2009, but was a drag on performance as the equity markets turned off March lows.

Despite having a high quality focus and generally low exposure to the top performing sector during the market rebound (i.e., Financials), the Series outperformed its benchmark since its inception through October 31, 2009. The Series’ higher allocation to Information Technology relative to the benchmark contributed to this outperformance.

Currently, the Series’ greatest exposure is to the Energy and Health Care sectors, where several well-established companies have strong balance sheets and a long dividend-paying history. The current dividend yield for the equity securities in the Series’ portfolio is just over 4%, relative to a roughly 2% dividend yield for the Russell 1000® Value Index.

From a macro perspective, the current environment remains challenging. On the one hand, more encouraging pockets of optimism have been found in the housing and manufacturing sectors, and while the unemployment rate continues to move higher, there are subtle signs of improvement in the U.S. labor markets. On the other hand, macro-economic challenges remain in the face of a growing government deficit, continued easy monetary policy, a debt-burdened U.S. consumer and widespread inflation concerns. Generally speaking, we recognize that solving yesterday’s problems may create new and different macro-economic challenges, so a focus on quality will be important in the current environment.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, Inc.

1

Performance Update as of October 31, 2009 (unaudited)

Total Returns Since Inception[1] As of October 31, 2009
Manning & Napier Fund, Inc. - Dividend Focus Series[2]	15.81%
Russell 1000®Value Index[3]	9.01%
Standard & Poor’s (S&P) 500 Total Return Index[3]	14.11%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Dividend Focus Series from its inception1 (November 7, 2008) to present (October 31, 2009) to the Russell 1000® Value Index and the S&P 500 Total Return Index.

1Performance numbers for the Series and Index are calculated from November 7, 2008, the Series’ inception date.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the period ended October 31, 2009, this annualized net expense ratio was 0.60%. The annualized gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 6.81% for the period ended October 31, 2009.

3The Russell 1000® Value Index is an unmanaged, market capitalization-weighted index consisting of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The Index returns assume daily reinvestment of dividends. Both Indices’ returns, unlike Series returns, do not reflect any fees or expenses.

2

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 5/1/09	Ending Account Value 10/31/09	Expenses Paid During Period* 5/1/09-10/31/09
Actual	$1,000.00	$1,225.40	$3.37
Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$3.06

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.60%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data. The Series’ total return would have been lower had certain expenses not been waived during the period.

3

Portfolio Composition as of October 31, 2009 (unaudited)

4

Investment Portfolio - October 31, 2009

	Shares	Value (Note 2)

COMMON STOCKS - 96.4%

Consumer Discretionary - 7.3%
Auto Components - 0.3%
Johnson Controls, Inc.	221	$5,286

Distributors - 0.2%
Genuine Parts Co.	118	4,129

Hotels, Restaurants & Leisure - 2.6%
McDonald’s Corp.	906	53,101

Household Durables - 0.6%
The Black & Decker Corp.	30	1,417
Fortune Brands, Inc.	93	3,622
Leggett & Platt, Inc.	109	2,107
Newell Rubbermaid, Inc.	169	2,452
Whirlpool Corp.	25	1,790

		11,388

Leisure Equipment & Products - 0.2%
Mattel, Inc.	254	4,808

Media - 1.2%
The McGraw-Hill Companies, Inc.	228	6,562
Pearson plc - ADR (United Kingdom)	286	3,893
Thomson Reuters Corp.	453	14,337

		24,792

Multiline Retail - 0.2%
J.C. Penney Co., Inc.	85	2,816
Nordstrom, Inc.	76	2,415

		5,231

Specialty Retail - 1.7%
The Home Depot, Inc.	1,262	31,664
Limited Brands, Inc.	212	3,731

		35,395

Textiles, Apparel & Luxury Goods - 0.3%
VF Corp.	78	5,541

Total Consumer Discretionary		149,671

Consumer Staples - 18.0%
Beverages - 9.5%
The Coca - Cola Co.	1,700	90,627
Diageo plc - ADR (United Kingdom)	460	29,909
PepsiCo, Inc.	1,221	73,932

		194,468

Food & Staples Retailing - 0.6%
SYSCO Corp.	437	11,559

The accompanying notes are an integral part of the financial statements.	5

Investment Portfolio - October 31, 2009

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Food Products - 3.6%
Campbell Soup Co.	198	$6,287
General Mills, Inc.	170	11,206
H.J. Heinz Co.	225	9,054
The Hershey Co.	159	6,009
The J.M. Smucker Co.	52	2,742
Kellogg Co.	234	12,060
Kraft Foods, Inc. - Class A	620	17,062
McCormick & Co., Inc. - NVS	75	2,626
Sara Lee Corp.	538	6,074

		73,120

Household Products - 0.9%
Kimberly-Clark Corp.	316	19,326

Personal Products - 0.3%
Avon Products, Inc.	158	5,064

Tobacco - 3.1%
Altria Group, Inc.	1,335	24,177
Lorillard, Inc.	63	4,896
Philip Morris International, Inc.	744	35,236

		64,309

Total Consumer Staples		367,846

Energy - 20.5%
Energy Equipment & Services - 0.4%
Tenaris S.A. - ADR (Luxembourg)	211	7,516

Oil, Gas & Consumable Fuels - 20.1%
BP plc - ADR (United Kingdom)	1,568	88,780
Chevron Corp.	956	73,172
ConocoPhillips	916	45,965
EnCana Corp. (Canada)	278	15,399
Enerplus Resources Fund (Canada)	63	1,368
Marathon Oil Corp.	258	8,248
Penn West Energy Trust (Canada)	180	2,961
Repsol YPF, S.A. - ADR (Spain)	677	18,008
Royal Dutch Shell plc - Class A - ADR (Netherlands)	1,246	74,025
Sasol Ltd. - ADR (South Africa)	236	8,824
Sunoco, Inc.	45	1,386
Total S.A. - ADR (France)	1,161	69,741
The Williams Companies, Inc.	209	3,940

		411,817

Total Energy		419,333

6	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2009

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Financials - 0.8%
Capital Markets - 0.3%
Federated Investors, Inc. - Class B	75	$1,969
Invesco Ltd.	157	3,320
Waddell & Reed Financial, Inc. - Class A	39	1,094

		6,383

Insurance - 0.4%
Marsh & McLennan Companies, Inc.	328	7,695

Real Estate Investment Trusts (REITS) - 0.1%
Plum Creek Timber Co., Inc.	85	2,660

Total Financials		16,738

Health Care - 20.0%
Pharmaceuticals - 20.0%
Abbott Laboratories	922	46,625
AstraZeneca plc - ADR (United Kingdom)	1,079	48,458
Biovail Corp. (Canada)	67	902
Bristol-Myers Squibb Co.	1,417	30,891
Eli Lilly & Co.	702	23,875
GlaxoSmithKline plc - ADR (United Kingdom)	1,755	72,236
Johnson & Johnson	1,205	71,155
Merck & Co., Inc.	1,542	47,694
Pfizer, Inc.	3,943	67,149

Total Health Care		408,985

Industrials - 10.8%
Aerospace & Defense - 0.9%
Empresa Brasileira de Aeronautica S.A. (Embraer) - ADR (Brazil)*	68	1,377
Honeywell International, Inc.	303	10,875
Northrop Grumman Corp.	138	6,918

		19,170

Air Freight & Logistics - 2.0%
United Parcel Service, Inc. - Class B	778	41,763

Building Products - 0.2%
Masco Corp.	257	3,020

Commercial Services & Supplies - 1.0%
Avery Dennison Corp.	69	2,460
Pitney Bowes, Inc.	148	3,626
RR Donnelley & Sons Co.	150	3,012
Waste Management, Inc.	380	11,354

		20,452

The accompanying notes are an integral part of the financial statements.	7

Investment Portfolio - October 31, 2009

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Industrials (continued)
Electrical Equipment - 1.5%
Cooper Industries plc - Class A	112	$4,333
Emerson Electric Co.	582	21,971
Hubbell, Inc. - Class B	29	1,233
Rockwell Automation, Inc.	57	2,334

		29,871

Industrial Conglomerates - 2.6%
3M Co.	531	39,066
Koninklijke Philips Electronics N.V. - NY Shares (Netherlands)	299	7,502
Tyco International Ltd. (Switzerland)	164	5,502

		52,070

Machinery - 2.3%
Caterpillar, Inc.	238	13,104
Dover Corp.	67	2,525
Eaton Corp.	100	6,045
Harsco Corp.	32	1,008
Illinois Tool Works, Inc.	347	15,934
Ingersoll-Rand plc (Ireland)	115	3,633
Pentair, Inc.	50	1,455
Snap-On, Inc.	28	1,023
The Stanley Works	49	2,216

		46,943

Road & Rail - 0.3%
Norfolk Southern Corp.	134	6,247

Total Industrials		219,536

Information Technology - 7.4%
Electronic Equipment, Instruments & Components - 0.3%
AU Optronics Corp. - ADR (Taiwan)	338	2,985
Tyco Electronics Ltd. (Switzerland)	168	3,570

		6,555

IT Services - 1.2%
Automatic Data Processing, Inc.	382	15,203
Paychex, Inc.	285	8,097

		23,300

Semiconductors & Semiconductor Equipment - 5.9%
Analog Devices, Inc.	194	4,972
Intel Corp.	3,614	69,064
Linear Technology Corp.	139	3,597
Maxim Integrated Products, Inc.	111	1,850

8	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2009

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Information Technology (continued)
Semiconductors & Semiconductor Equipment (continued)
Microchip Technology, Inc.	140	$3,354
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan)	3,999	38,151

		120,988

Total Information Technology		150,843

Materials - 8.8%
Chemicals - 2.5%
The Dow Chemical Co.	690	16,201
E.I. Du Pont de Nemours & Co.	630	20,047
Eastman Chemical Co.	53	2,783
International Flavors & Fragrances, Inc.	46	1,752
The Lubrizol Corp.	44	2,929
PPG Industries, Inc.	118	6,659
RPM International, Inc.	44	775

		51,146

Construction Materials - 0.2%
CRH plc - ADR (Ireland)	183	4,526

Containers & Packaging - 0.2%
Bemis Co., Inc.	69	1,782
Greif, Inc. - Class A	16	856
Sonoco Products Co.	72	1,926

		4,564

Metals & Mining - 5.9%
ArcelorMittal - NY Shares (Luxembourg)	432	14,697
BHP Billiton Ltd. - ADR (Australia)	888	58,235
Companhia Siderurgica Nacional S.A. (CSN) - ADR (Brazil)	267	8,854
Gerdau S.A. - ADR (Brazil)	678	10,238
Nucor Corp.	130	5,180
Rio Tinto plc - ADR (United Kingdom)	119	21,185
Steel Dynamics, Inc.	66	884
United States Steel Corp.	31	1,069

		120,342

Total Materials		180,578

Telecommunication Services - 1.7%
Diversified Telecommunication Services - 1.4%
Brasil Telecom S.A. - ADR (Brazil)	126	3,245
CenturyTel, Inc.	40	1,298
Chunghwa Telecom Co. Ltd. - ADR (Taiwan)	403	7,004

The accompanying notes are an integral part of the financial statements.	9

Investment Portfolio - October 31, 2009

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Telecommunication Services (continued)
Diversified Telecommunication Services (continued)
Hellenic Telecommunications Organization S.A. (OTE) - ADR (Greece)	600	$5,088
Magyar Telekom Telecommunications plc - ADR (Hungary)	139	2,975
Telecom Corp. of New Zealand Ltd. - ADR (New Zealand)	278	2,491
Telefonos de Mexico S.A.B. de C.V. (Telmex) - ADR (Mexico)	381	6,328

		28,429

Wireless Telecommunication Services - 0.3%
Cellcom Israel Ltd. (Israel)	37	1,113
Partner Communications Co. Ltd. - ADR (Israel)	102	1,923
Philippine Long Distance Telephone Co. - ADR (Philippines)	70	3,731

		6,767

Total Telecommunication Services		35,196

Utilities - 1.1%
Electric Utilities - 0.1%
Companhia Energetica de Minas Gerais (CEMIG) - ADR (Brazil)	127	2,005
DPL, Inc.	47	1,191

		3,196

Gas Utilities - 0.2%
National Fuel Gas Co.	58	2,630
WGL Holdings, Inc.	18	595

		3,225

Multi-Utilities - 0.7%
MDU Resources Group, Inc.	114	2,366
Public Service Enterprise Group, Inc.	390	11,622

		13,988

Water Utilities - 0.1%
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP) - ADR (Brazil)	69	2,658

Total Utilities		23,067

TOTAL COMMON STOCKS (Identified Cost $1,710,556)		1,971,793

10	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2009

	Shares	Value (Note 2)

SHORT-TERM INVESTMENTS - 3.5%
Dreyfus Cash Management, Inc. - Institutional Shares[1] , 0.13% (Identified Cost $70,529)	70,529	$70,529

TOTAL INVESTMENTS - 99.9% (Identified Cost $1,781,085)		2,042,322

OTHER ASSETS, LESS LIABILITIES - 0.1%		2,073

NET ASSETS - 100%		$2,044,395

ADR - American Depository Receipt

NVS - Non-Voting Shares

*Non-income producing security

1Rate shown is the current yield as of report date.

The accompanying notes are an integral part of the financial statements.	11

Statement of Assets and Liabilities

October 31, 2009

ASSETS:

Investments, at value (identified cost $1,781,085) (Note 2)	$2,042,322
Receivable from investment advisor (Note 3)	37,417
Dividends receivable	1,748
Receivable for fund shares sold	719
Foreign tax reclaims receivable	199

TOTAL ASSETS	2,082,405

LIABILITIES:

Accrued fund accounting and transfer agent fees (Note 3)	611
Accrued Chief Compliance Officer service fees (Note 3)	414
Audit fees payable	31,150
Other payables and accrued expenses	5,835

TOTAL LIABILITIES	38,010

TOTAL NET ASSETS	$2,044,395

NET ASSETS CONSIST OF:

Capital stock	$1,797
Additional paid-in-capital	1,779,324
Undistributed net investment income	14,733
Accumulated net realized loss on investments	(12,696)
Net unrealized appreciation on investments	261,237

TOTAL NET ASSETS	$2,044,395

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($2,044,395/179,703 shares)	$11.38

12	The accompanying notes are an integral part of the financial statements.

Statement of Operations

For the Period November 7, 20081 to October 31, 2009

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $1,060)	$42,886

EXPENSES:

Directors’ fees (Note 3)	9,702
Management fees (Note 3)	4,891
Fund accounting and transfer agent fees (Note 3)	4,767
Chief Compliance Officer service fees (Note 3)	3,802
Audit fees	31,150
Custodian fees	7,738
Registration and filing fees	6,899
Legal fees	4,299
Miscellaneous	1,084

Total Expenses	74,332
Less reduction of expenses (Note 3)	(67,827)

Net Expenses	6,505

NET INVESTMENT INCOME	36,381

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized loss on investments	(12,704)
Net change in unrealized appreciation on investments	261,237

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	248,533

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$284,914

1Commencement of operations.

The accompanying notes are an integral part of the financial statements.	13

Statement of Changes in Net Assets

For the Period November 7, 20081 to October 31, 2009

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$36,381
Net realized loss on investments	(12,704)
Net change in unrealized appreciation on investments	261,237

Net increase from operations	284,914

DISTRIBUTIONS TO SHAREHOLDERS
(Note 8):

From net investment income	(21,640)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	1,781,121

Net increase in net assets	2,044,395

NET ASSETS:

Beginning of period	—

End of period (including undistributed net investment income of $14,733)	$2,044,395

1 Commencement of operations.

14	The accompanying notes are an integral part of the financial statements.

Financial Highlights

For the Period November 7, 20081 to October 31, 2009

Per share data (for a share outstanding throughout the period):
Net asset value - Beginning of period	$10.00

Income from investment operations:
Net investment income[2]	0.34
Net realized and unrealized gain on investments	1.22

Total from investment operations	1.56

Less distributions to shareholders:
From net investment income	(0.18)

Net asset value - End of period	$11.38

Net assets - End of period (000’s omitted)	$2,044

Total return[3]	15.81%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.60%[4]
Net investment income	3.33%[4]
Portfolio turnover	28%

* The investment advisor did not impose all of its management fees, CCO fees and fund accounting and transfer agent fees and paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased by 6.21%4.

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the period. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.	15

Notes to Financial Statements

1.	ORGANIZATION

Dividend Focus Series (the “Series”) is a no-load non-diversified series of Manning & Napier Fund, Inc. (the “Fund”).The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide competitive returns consistent with the broad equity market while providing a level of capital protection during market downturns through a passive quantitative investment approach.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). Shares of the Series are offered to investors and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 10.0 billion shares of common stock each having a par value of $0.01. As of October 31, 2009, 4.6 billion shares have been designated in total among 29 series, of which 100 million have been designated as Dividend Focus Series Class A common stock.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold and the differences could be material.

Securities for which representative valuations or prices are not available from the Fund’s pricing service may be valued at fair value. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”).

Various inputs are used in determining the value of the Series’ assets or liabilities carried at market value. These inputs are summarized in three broad levels. Level 1 includes quoted

16

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments.) The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2009 in valuing the Series’ assets or liabilities carried at market value:

Description	10/31/09	Level 1	Level 2	Level 3
Equity securities*	$1,971,793	$1,971,793	$—	$—
Mutual funds	70,529	70,529	—	—
Other financial instruments**	—	—	—	—

Total	$2,042,322	$2,042,322	$—	$—

* Includes common stock, warrants and rights. Please see the Investment Portfolio for industry classification.

** Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/ depreciation on the instrument. As of October 31, 2009, the Series did not hold any derivative instruments.

There were no Level 3 securities held by the Series as of November 7, 2008 (commencement of operations) or October 31, 2009.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the

17

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Foreign Currency Translation (continued)

respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2009, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation, as this is the inception year for the Series, and it has not yet filed any tax returns. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

18

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.45% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended for each active series of the Fund plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least February 28, 2010, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 0.60% of average daily net assets each year. Accordingly, the Advisor did not impose its fee of $4,891 and assumed expenses amounting to $62,890 for the period November 7, 2008 (commencement of operations) to October 31, 2009, which is included as a reduction of expenses on the Statement of Operations.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

For fund accounting and transfer agent services, the Fund pays the Advisor an annual fee of 0.055% of the Fund’s average daily net assets up to $4.5 billion, 0.03% of the Fund’s average daily net assets between $4.5 billion and $7.5 billion, and 0.02% of the Fund’s average daily net assets over $7.5 billion. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense. Prior to October 12, 2009 (for sub-accountant) and November 9, 2009 (for sub-transfer agent), the Advisor had an agreement with Citi Fund Services Ohio, Inc. (“Citi”) under which Citi served as sub-accountant and sub-transfer agent. The Advisor voluntarily agreed to waive a portion of the fund accounting and transfer agent fees and the Chief Compliance Officer service fees for the period March 1, 2009 to April 30, 2009. Accordingly, the Advisor waived fees of $46, which is included as a reduction of expenses on the Statement of Operations.

19

Notes to Financial Statements

3.	TRANSACTIONS WITH AFFILIATES (continued)

The Advisor has entered into agreements dated October 12, 2009 and November 9, 2009 with PNC Global Investment Servicing (U.S.) Inc. (“PNC”) under which PNC serves as sub-accountant services agent and sub-transfer agent, respectively. Effective November 7, 2009 under the amended master services agreement, the Fund pays the Advisor an annual fee of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series); plus a base fee of $25,500 per Series. Additionally, certain transaction, account-based, and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged.

4.	PURCHASES AND SALES OF SECURITIES

For the period November 7, 2008 (commencement of operations) to October 31, 2009, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $2,037,981 and $314,722, respectively. There were no purchases or sales of U.S. Government securities.

5.	CAPITAL STOCK TRANSACTIONS

Transactions in shares of Dividend Focus Series were:

	For the period 11/7/08 (commencement of operations) to 10/31/09
	Shares	Amount
Sold	205,149	$2,029,521
Reinvested	2,031	21,640
Repurchased	(27,477)	(270,040)

Total	179,703	$1,781,121

At October 31, 2009, two shareholders owned 78,484 shares of the Series (43.7% of shares outstanding) valued at $893,148. In addition, the Advisor owned 50,884 shares (28.3% of shares outstanding) valued at $579,060 and the retirement plan of the Advisor and its affiliates owned 27,736 shares of the Series (15.4% of shares outstanding) valued at $315,636. Investment activities of these shareholders may have a material effect on the Series.

6.	FINANCIAL INSTRUMENTS

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes; the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivatives counterparties failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. No such investments were held by the Series during the period ended October 31, 2009.

20

Notes to Financial Statements

7.	FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing and recognition of net investment income or gains and losses including losses deferred due to wash sales and investments in Real Estate Investment Trusts (REITs). The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid for the period November 7, 2008 (commencement of operations) to October 31, 2009 were as follows:

Ordinary income	$21,640

At October 31, 2009, the tax basis of distributable earnings and the net unrealized appreciation based on identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$1,794,530
Unrealized appreciation	$248,278
Unrealized depreciation	(486)

Net unrealized appreciation	$247,792

Undistributed ordinary income	15,474
Undistributed long-term capital gains	8

9.	SUBSEQUENT EVENTS

There were no subsequent events that require recognition or disclosure. In preparing these financial statements, management of the Fund has evaluated events and transactions for potential recognition or disclosure through December 21, 2009, the date the financial statements were issued.

21

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Dividend Focus Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Dividend Focus Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at October 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for the period November 7, 2008 (commencement of operations) through October 31, 2009, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2009 by correspondence with the custodian, provides a reasonable basis for our opinion.

Columbus, Ohio

December 21, 2009

22

Supplemental Tax Information (unaudited)

For federal income tax purposes, the Series designates for the current fiscal year $21,640 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 70.6%.

23

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	62
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Co-Executive Director; Executive Group Member**; Chief Compliance Officer since 2004 - Manning & Napier Advisors, Inc. President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	69
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Chairman (non-executive) 2004 - 2008; Director 1995 - 2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	The Ashley Group
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel since 2006, Partner (1995-2006) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit)
New York Collegium (non-profit)
Boston Early Music Festival (non-profit)

24

Directors’ and Officers’ Information (unaudited)

INDEPENDENT DIRECTORS (continued)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	74
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994;
Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	63
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Incyte Corp.
ViroPharma, Inc.
HLTH Corp.
Cheyne Capital International
MPM Bio-equities
GMP Companies
HoustonPharma
Name:	Richard M. Hurwitz
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2009
Principal Occupation(s) During Past 5 Years:	Managing Partner, Aegis Investment Partners, LLC (investments) since 2006; Founder and Managing Partner (2004-2005) - Village Markets, LLC (groceries); Partner (1996-2004) - Bancorp Services, LLC (consulting)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Picometry International Corp.
Pioneering Technologies

25

Directors’ and Officers’ Information (unaudited)

OFFICERS

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	Co-Director of Research since 2002 & Executive Group Member** since 2003, Manning & Napier Advisors, Inc. Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	43
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager, Manning & Napier Advisors, Inc. since 1997
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	41
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**The Executive Group performs the duties of the Office of the Chief Executive of Manning & Napier Advisors, Inc.

1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

26

Literature Requests

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3 rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On the Advisor’s web site	http://manningnapieradvisors.com

Additional information available at www.manningnapieradvisors.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

MNDIV-10/09-AR

Manning & Napier Fund, Inc.

OVERSEAS SERIES | Annual Report - October 31, 2009

MANNING & NAPIER

FUND, INC.

Management Discussion and Analysis (unaudited)

Dear Shareholders:

Over the past twelve months, investor sentiment has moved rather quickly from extreme pessimism to guarded optimism. Volatility continued through the final months of 2008 and into the first quarter of 2009, with broad equity markets down more than 10%. After hitting a low point in late March, both domestic and foreign stock indexes turned upwards rather dramatically, posting 20% to 50% returns through the end of October.

While this turnaround has not been enough to fully offset losses experienced during the current bear market, recent returns indicate that market participants appear more confident in an economic rebound. For the twelve months ended October 31, 2009, the Morgan Stanley Capital International (MSCI) All Country World Index excluding the U.S. (ACWIxUS) was up 34.10%.

The Overseas Series was also up significantly over the twelve months ended October 31, 2009, with a return of 28.10%. While the Series’ return over this last twelve months lagged that of its benchmark, the Series continues to outperform the MSCI ACWIxUS over the current international stock market cycle, which includes both a bull and a bear market. Over this current cycle, the Overseas Series has earned an annualized return of 14.00% relative to the 13.67% return of the MSCI ACWIxUS.

As equity market volatility heightened during the last quarter of 2008 and first quarter of 2009, we found meaningful investment opportunities in both the Information Technology and Health Care sectors. Using our Profile strategy for stock selection, we identified several companies with strong competitive advantages and growth drivers that we believed to be largely unrelated to the overall shape of the economy. Our allocations to both sectors detracted from performance at the end of 2008 and the beginning of 2009. In addition, our generally low allocation to Financials detracted from returns relative to the benchmark as this sector experienced quite strong returns once the markets began to rebound in late March 2009.

Country allocations have also been a driver of results. The Series’ generally low allocation to emerging market countries over the past twelve months detracted from performance relative to the benchmark, as such countries generally performed better than developed markets in the latter part of 2009. In contrast, the Series benefited from a relatively small position in Japan, whose stock market has not recovered as quickly as others, as well as from investments in France and the United Kingdom.

Currently, Information Technology and Industrials remain the Series’ largest sector weightings. Relative to the benchmark, we continue to have a relatively small position in Financials. The Series’ greatest country allocations are in France, Switzerland and Germany.

From a macro perspective, the current environment remains challenging. On the one hand, there have been signs of improved global growth including rising Leading Economic Indicators and improved Industrial Production for most countries around the globe. On the other hand, macro-economic challenges remain in the face of continued reliance on government spending for several countries, signs of excessive capital flows into developing countries like China and Brazil, inflationary risks associated with continued easy monetary policy and a debt-burdened U.S. consumer restraining growth for exporters to the U.S.

We recognize that solving yesterday’s problems may create new and different macro-economic challenges for the global economy. Our approach has always been to remain cognizant of macro-economic conditions, but to allow company-specific factors to drive our investment decisions. In an environment like today, the very uncertainty that makes investors cautious can also create attractively priced investment opportunities for long-term investors. Over the past year, many of these opportunities have been represented by high quality growth companies and well-positioned companies in cyclical industries that are experiencing supply responses to lower demand. We will continue to seek out such opportunities as the next phase of this market and economic cycle unfolds.

As always, we appreciate your business. Sincerely,

Manning & Napier Advisors, Inc.

1

Performance Update as of October 31, 2009 (unaudited)

	Average Annual Total Returns As of October 31, 2009
	One Year	Five Year	Ten Year	Since Inception[1]
Manning & Napier Fund, Inc. - Overseas Series[2,3]	28.10%	8.44%	8.58%	9.91%
Morgan Stanley Capital International (MSCI) All Country World Index ex U.S.[4]	34.10%	7.10%	3.54%	6.24%

The following graph compares the value of a $1,000,000 investment in the Manning & Napier Fund, Inc. - Overseas Series for the ten years ended October 31, 2009 to the MSCI All Country World Index ex U.S.

1 Performance numbers for the Series are calculated from September 23, 1998, the Collective’s inception date (see Note 3 below). Prior to 2001, the MSCI All Country World Index ex U.S. only published month-end numbers; therefore, performance numbers for the Index are calculated from September 30, 1998.

2 The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2009, this net expense ratio was 0.75%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.80% for the year ended October 31, 2009.

3 For periods prior to the inception of the Series on July 10, 2002, the performance figures reflect the performance of the Exeter Trust Company Group Trust for Employee Benefit Plans - International Equity Collective Investment Trust (the “Collective”), which was managed by the Advisor and reorganized into the Series. The Collective was not open to the public generally, or registered under the Investment Company Act of 1940 (the “1940 Act”), or subject to certain restrictions that are imposed by the 1940 Act. If the Collective had been registered under the 1940 Act, performance may have been adversely affected. Because the fees of the Collective were lower than the Series’ fees, historical performance would have been lower if the Collective had been subject to the same fees.

4 The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market country indices outside the United States. The Index is denominated in U.S. Dollars. The Index returns assume daily reinvestment of gross dividends (which do not account for foreign dividend taxation) from the inception of the Collective (see note 1 above) through December 31, 1998, as net returns were not available. Subsequent to December 31, 1998, the Index returns assume daily reinvestment of net dividends (thus accounting for foreign dividend taxation). Unlike Series returns, the Index returns do not reflect any fees or expenses.

2

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 5/1/09	Ending Account Value 10/31/09	Expenses Paid During Period* 5/1/09-10/31/09
Actual	$1,000.00	$1,295.90	$4.34
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.82

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.75%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data. The Series’ total return would have been lower had certain expenses not been waived during the period.

3

Portfolio Composition as of October 31, 2009 (unaudited)

4

Investment Portfolio - October 31, 2009

	Shares	Value (Note 2)

COMMON STOCKS - 92.3%

Consumer Discretionary - 9.5%
Automobiles - 1.6%
Bayerische Motoren Werke AG (BMW) (Germany)	94,870	$4,648,492
Suzuki Motor Corp. (Japan)	102,400	2,542,509

		7,191,001

Hotels, Restaurants & Leisure - 0.6%
Club Mediterranee S.A. (France)*	143,168	2,912,831

Leisure Equipment & Products - 0.5%
Sankyo Co. Ltd. (Japan)	38,500	2,228,351

Media - 5.8%
Grupo Televisa S.A. - ADR (Mexico)	516,960	10,008,346
Pearson plc (United Kingdom)	359,290	4,909,140
Societe Television Francaise 1 (France)	692,200	10,904,918

		25,822,404

Textiles, Apparel & Luxury Goods - 1.0%
Adidas AG (Germany)	93,850	4,350,598

Total Consumer Discretionary		42,505,185

Consumer Staples - 11.2%
Beverages - 2.0%
Heineken N.V. (Netherlands)	206,830	9,166,437

Food & Staples Retailing - 3.6%
Carrefour S.A. (France)	253,150	10,904,476
Tesco plc (United Kingdom)	755,580	5,051,545

		15,956,021

Food Products - 5.6%
Nestle S.A. (Switzerland)	219,900	10,250,139
Unilever plc - ADR (United Kingdom)	495,560	14,782,555

		25,032,694

Total Consumer Staples		50,155,152

Energy - 8.4%
Energy Equipment & Services - 5.2%
Calfrac Well Services Ltd. (Canada)	394,050	6,241,871
Compagnie Generale de Geophysique - Veritas (CGG - Veritas) (France)*	401,590	7,981,447
Trican Well Service Ltd. (Canada)	791,200	9,257,051

		23,480,369

Oil, Gas & Consumable Fuels - 3.2%
Cameco Corp. (Canada)	175,320	4,770,457

The accompanying notes are an integral part of the financial statements.	5

Investment Portfolio - October 31, 2009

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Energy (continued)
Oil, Gas & Consumable Fuels (continued)
Talisman Energy, Inc. (Canada)	545,540	$9,307,027

		14,077,484

Total Energy		37,557,853

Financials - 3.7%
Diversified Financial Services - 1.0%
Financiere Marc de Lacharriere S.A. (Fimalac) (France)	83,610	4,367,466

Insurance - 2.7%
Allianz SE (Germany)	68,360	7,850,973
Willis Group Holdings Ltd. (United Kingdom)	166,090	4,484,430

		12,335,403

Total Financials		16,702,869

Health Care - 16.4%
Health Care Equipment & Supplies - 6.4%
Covidien plc (Ireland)	289,150	12,178,998
Mindray Medical International Ltd. - ADR (China)	235,600	7,239,988
Nobel Biocare Holding AG (Switzerland)	164,710	4,688,110
Straumann Holding AG (Switzerland)	18,590	4,493,927

		28,601,023

Health Care Providers & Services - 5.8%
BML, Inc. (Japan)	89,300	2,415,658
Bumrungrad Hospital Public Co. Ltd. - NVDR (Thailand)	3,530,600	2,957,571
Diagnosticos da America S.A. (Brazil)*	136,250	3,360,617
Sonic Healthcare Ltd. (Australia)	1,366,590	17,246,449

		25,980,295

Life Sciences Tools & Services - 3.1%
Lonza Group AG (Switzerland)	181,320	14,130,553

Pharmaceuticals - 1.1%
Novartis AG - ADR (Switzerland)	96,170	4,996,032

Total Health Care		73,707,903

Industrials - 17.6%
Aerospace & Defense - 2.5%
Empresa Brasileira de Aeronautica S.A. (Embraer) - ADR (Brazil)*	547,510	11,087,078

Air Freight & Logistics - 3.1%
TNT N.V. (Netherlands)	529,510	14,088,889

Airlines - 2.4%
Ryanair Holdings plc - ADR (Ireland)*	260,010	7,090,473

6	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2009

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Industrials (continued)
Airlines (continued)
Singapore Airlines Ltd. (Singapore)	375,000	$3,638,828

		10,729,301

Electrical Equipment - 5.0%
ABB Ltd. (Asea Brown Boveri) - ADR (Switzerland)	586,680	10,871,181
Gamesa Corporacion Tecnologica S.A. (Spain)	278,340	5,112,041
Nexans S.A. (France)	93,400	6,626,560

		22,609,782

Industrial Conglomerates - 3.5%
Siemens AG (Germany)	173,560	15,700,627

Road & Rail - 1.1%
Canadian National Railway Co. (Canada)	98,880	4,769,971

Total Industrials		78,985,648

Information Technology - 22.0%
Communications Equipment - 4.6%
Alcatel-Lucent - ADR (France)*	2,977,440	10,986,754
Nokia Corp. - ADR (Finland)	774,560	9,767,201

		20,753,955

IT Services - 8.3%
Accenture plc - Class A (Ireland)	130,760	4,848,581
Amdocs Ltd. (Guernsey)*	716,010	18,043,452
Companhia Brasileira de Meios de Pagamento (Brazil)	784,280	7,216,836
Redecard S.A. (Brazil)	494,980	7,266,226

		37,375,095

Semiconductors & Semiconductor Equipment - 2.5%
Advantest Corp. (Japan)	180,600	4,133,044
Tokyo Electron Ltd. (Japan)	123,300	7,177,604

		11,310,648

Software - 6.6%
Misys plc (United Kingdom)*	1,936,140	6,581,015
SAP AG - ADR (Germany)	158,960	7,196,119
Shanda Interactive Entertainment Ltd. - ADR (China)*	82,440	3,600,979
Square Enix Holdings Co. Ltd. (Japan)	203,000	5,130,534
UbiSoft Entertainment S.A. (France)*	437,890	6,927,518

		29,436,165

Total Information Technology		98,875,863

The accompanying notes are an integral part of the financial statements.	7

Investment Portfolio - October 31, 2009

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Materials - 1.3%
Chemicals - 1.0%
Johnson Matthey plc (United Kingdom)	185,580	$4,300,727

Paper & Forest Products - 0.3%
Norbord, Inc. (Canada)	111,782	1,538,223

Total Materials		5,838,950

Telecommunication Services - 2.2%
Diversified Telecommunication Services - 0.3%
Hutchison Telecommunications Hong Kong Holdings Ltd. (Hong Kong)	6,307,000	1,098,610

Wireless Telecommunication Services - 1.9%
Hutchison Telecommunications International Ltd. (Hong Kong)	6,307,000	1,277,643
SK Telecom Co. Ltd. - ADR (South Korea)	438,170	7,321,821

		8,599,464

Total Telecommunication Services		9,698,074

TOTAL COMMON STOCKS (Identified Cost $419,303,446)		414,027,497

PREFERRED STOCKS - 1.1%
Consumer Staples - 1.1%
Household Products - 1.1%
Henkel AG & Co. KGaA (Germany) (Identified Cost $3,402,550)	109,610	4,994,078

SHORT-TERM INVESTMENTS - 6.4%
Dreyfus Cash Management, Inc. - Institutional Shares[1] , 0.13%	11,720,280	11,720,280
U.S. Treasury Bill[2] , 0.08%, 11/19/2009	$17,000,000	16,999,448

TOTAL SHORT-TERM INVESTMENTS (Identified Cost $28,719,728)		28,719,728

TOTAL INVESTMENTS - 99.8% (Identified Cost $451,425,724)		447,741,303
OTHER ASSETS, LESS LIABILITIES - 0.2%		699,916

NET ASSETS - 100%		$448,441,219

ADR - American Depository Receipt

NVDR - Non-Voting Depository Receipt

*Non-income producing security

1Rate shown is the current yield as of report date.

2Rate shown reflects the annualized yield at time of purchase.

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in the following countries:

France - 13.7%; Switzerland - 11.0%; Germany - 10.0%.

8	The accompanying notes are an integral part of the financial statements.

Statement of Assets & Liabilities

October 31, 2009

ASSETS:

Investments, at value (identified cost $451,425,724) (Note 2)	$447,741,303
Cash	2,578,547
Foreign currency, at value (cost $705)	727
Receivable for securities sold	7,149,716
Foreign tax reclaims receivable	390,267
Receivable for fund shares sold	306,933
Dividends receivable	300,260
Interest receivable	1,252

TOTAL ASSETS	458,469,005

LIABILITIES:

Accrued management fees (Note 3)	262,869
Accrued fund accounting and transfer agent fees (Note 3)	16,968
Accrued Chief Compliance Officer service fees (Note 3)	412
Payable for securities purchased	9,610,624
Payable for fund shares repurchased	73,739
Audit fees payable	35,384
Other payables and accrued expenses	27,790

TOTAL LIABILITIES	10,027,786

TOTAL NET ASSETS	$448,441,219

NET ASSETS CONSIST OF:

Capital stock	$206,799
Additional paid-in-capital	457,009,985
Undistributed net investment income	4,148,866
Accumulated net realized loss on investments, foreign currency and translation of other assets and liabilities	(9,268,344)
Net unrealized depreciation on investments, foreign currency and translation of other assets and liabilities	(3,656,087)

TOTAL NET ASSETS	$448,441,219

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($448,441,219/20,679,930 shares)	$21.68

The accompanying notes are an integral part of the financial statements.	9

Statement of Operations

For the Year Ended October 31, 2009

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $586,691)	$7,834,827
Interest	16,239

Total Investment Income	7,851,066

EXPENSES:

Management fees (Note 3)	2,015,203
Fund accounting and transfer agent fees (Note 3)	146,965
Directors’ fees (Note 3)	12,302
Chief Compliance Officer service fees (Note 3)	3,800
Custodian fees	57,999
Miscellaneous	76,639

Total Expenses	2,312,908
Less reduction of expenses (Note 3)	(147,018)

Net Expenses	2,165,890

NET INVESTMENT INCOME	5,685,176

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	(9,240,774)
Foreign currency and translation of other assets and liabilities	37,325

(9,203,449)

Net change in unrealized appreciation (depreciation) on-
Investments	95,399,025
Foreign currency and translation of other assets and liabilities	29,477

95,428,502

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	86,225,053

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$91,910,229

10	The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	For the Year Ended 10/31/09	For the Year Ended 10/31/08

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$5,685,176	$3,465,823
Net realized gain (loss) on investments and foreign currency	(9,203,449)	4,293,017
Net change in unrealized appreciation (depreciation) on investments and foreign currency	95,428,502	(125,388,293)

Net increase (decrease) from operations	91,910,229	(117,629,453)

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(4,819,796)	(1,913,152)
From net realized gain on investments	(4,482,170)	(17,685,972)

Total distributions to shareholders	(9,301,966)	(19,599,124)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	191,461,774	94,962,306

Net increase (decrease) in net assets	274,070,037	(42,266,271)

NET ASSETS:

Beginning of year	174,371,182	216,637,453

End of year (including undistributed net investment income of $4,148,866 and $3, 246, 815, respectively)	$448,441,219	$174,371,182

The accompanying notes are an integral part of the financial statements.	11

Financial Highlights

	For the Years Ended
	10/31/09	10/31/08	10/31/07	10/31/06	10/31/05

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$17.78	$33.55	$26.69	$21.56	$18.84

Income (loss) from investment operations:
Net investment income	0.36[1]	0.34	0.40[1]	0.42[1]	0.21
Net realized and unrealized gain (loss) on investments	4.35	(13.17)	7.16	6.42	2.85

Total from investment operations	4.71	(12.83)	7.56	6.84	3.06

Less distributions to shareholders:
From net investment income	(0.42)	(0.29)	(0.17)	(0.21)	(0.15)
From net realized gain on investments	(0.39)	(2.65)	(0.53)	(1.50)	(0.19)

Total distributions to shareholders	(0.81)	(2.94)	(0.70)	(1.71)	(0.34)

Net asset value - End of year	$21.68	$17.78	$33.55	$26.69	$21.56

Net assets - End of year (000’s omitted)	$448,441	$174,371	$216,637	$87,418	$1,617

Total return[2]	28.10%	(41.58%)	28.88%	33.68%	16.34%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.75%	0.80%	0.84%	0.95%	1.05%
Net investment income	1.97%	1.48%	1.34%	1.69%	1.15%
Portfolio turnover	49%	43%	54%	54%	40%

*The investment advisor did not impose all or a portion of its management fees, CCO fees and fund accounting and transfer agent fees in some years and in some years paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets)

would have been increased by the following amount:	0.05%	0.03%	N/A	0.09%	4.16%

1Calculated based on average shares outstanding during the year.

2Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

12	The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	ORGANIZATION

Overseas Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth by investing primarily in common stocks of issuers from outside the United States.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). Shares of the Series are offered to investors and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 10.0 billion shares of common stock each having a par value of $0.01. As of October 31, 2009, 4.6 billion shares have been designated in total among 29 series, of which 100 million have been designated as Overseas Series Class A common stock.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold and the differences could be material.

Securities for which representative valuations or prices are not available from the Fund’s pricing service may be valued at fair value. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”).

Various inputs are used in determining the value of the Series’ assets or liabilities carried at market value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds,

13

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments.) The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2009 in valuing the Series’ assets or liabilities carried at market value:

Description	10/31/09	Level 1	Level 2	Level 3
Equity securities*	$414,027,497	$414,027,497	$—	$—
Preferred securities	4,994,078	4,994,078	—	—
Debt Securities:
U.S. Treasury and other U.S. government agencies	16,999,448	—	16,999,448	—
Mutual funds	11,720,280	11,720,280	—	—
Other financial instruments**	—	—	—	—

Total	$447,741,303	$430,741,855	$16,999,448	$—

* Includes common stock, warrants and rights. Please see the Investment Portfolio for industry classification.

** Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/ depreciation on the instrument. As of October 31, 2009, the Series did not hold any derivative instruments.

There were no Level 3 securities held by the Series as of October 31, 2008 or October 31, 2009.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

14

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2009, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended October 31, 2006 through October 31, 2009. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their

15

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Indemnifications (continued)

duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.70% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended for each active series of the Fund plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least February 28, 2010, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 0.75% of average daily net assets each year. Accordingly, the Advisor waived fees of $144,983 for the year ended October 31, 2009, which is included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

For fund accounting and transfer agent services, the Fund pays the Advisor an annual fee of 0.055% of the Fund’s average daily net assets up to $4.5 billion, 0.03% of the Fund’s average daily net assets between $4.5 billion and $7.5 billion, and 0.02% of the Fund’s average daily net assets over $7.5 billion. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense. Prior to October 12, 2009 (for sub-accountant) and November 9, 2009 (for sub-transfer agent), the Advisor had an agreement with Citi Fund Services Ohio, Inc. (“Citi”) under which Citi served as sub-accountant and sub-transfer

16

Notes to Financial Statements

3.	TRANSACTIONS WITH AFFILIATES (continued)

agent. The Advisor voluntarily agreed to waive a portion of the fund accounting and transfer agent fees and the Chief Compliance Officer service fees for the period March 1, 2009 to April 30, 2009. Accordingly, the Advisor waived fees of $2,035, which is included as a reduction of expenses on the Statement of Operations.

The Advisor has entered into agreements dated October 12, 2009 and November 9, 2009 with PNC Global Investment Servicing (U.S.) Inc. (“PNC”) under which PNC serves as sub-accountant services agent and sub-transfer agent, respectively. Effective November 7, 2009 under the amended master services agreement, the Fund pays the Advisor an annual fee of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series); plus a base fee of $25,500 per Series. Additionally, certain transaction, account-based, and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged.

4.	PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2009, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $298,032,686 and $131,437,547, respectively. There were no purchases or sales of U.S. Government securities.

5.	CAPITAL STOCK TRANSACTIONS

Transactions in Class A shares of Overseas Series were:

	For the Year Ended 10/31/09		For the Year Ended 10/31/08
	Shares	Amount	Shares	Amount

Sold	12,172,723	$214,883,533	2,953,611	$82,422,779
Reinvested	474,684	7,609,183	630,236	18,062,553
Repurchased	(1,775,090)	(31,030,942)	(232,654)	(5,523,026)

Total	10,872,317	$191,461,774	3,351,193	$94,962,306

At October 31, 2009, the retirement plan of the Advisor and its affiliates owned 118,019 shares of the Series (0.6% of shares outstanding) valued at $2,558,652. In addition, two shareholders owned 5,482,881 shares of the Series (26.5% of shares outstanding) valued at $118,868,860. Investment activities of these shareholders may have a material effect on the Series.

6.	FINANCIAL INSTRUMENTS

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes; the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivatives counterparties failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund

17

Notes to Financial Statements

6.	FINANCIAL INSTRUMENTS (continued)

to close out its position(s); and, documentation risk relating to disagreement over contract terms. No such investments were held by the Series during the year ended October 31, 2009.

7.	FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including differences in the cost basis of securities contributed in-kind, losses deferred due to wash sales and foreign currency gains and losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	For the Year Ended 10/31/09	For the Year Ended 10/31/08
Ordinary income	$5,226,572	$15,153,583
Long-term capital gains	4,075,394	4,445,541

At October 31, 2009, the tax components of distributable earnings and the net unrealized depreciation based on the identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$455,395,825
Unrealized appreciation	$28,700,065
Unrealized depreciation	(36,354,587)

Net unrealized depreciation	$(7,654,522)

Undistributed ordinary income	4,148,866
Capital loss carryover	5,298,243

The capital loss carryover, disclosed above, available to the extent allowed by tax law to offset future net capital gain, if any, which will expire on October 31, 2017.

9.	SUBSEQUENT EVENTS

There were no subsequent events that require recognition or disclosure. In preparing these financial statements, management of the Fund has evaluated events and transactions for potential recognition or disclosure through December 21, 2009, the date the financial statements were issued.

18

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Overseas Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Overseas Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at October 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Columbus, Ohio
December 21, 2009

19

Supplemental Tax Information (unaudited)

For federal income tax purposes, the Series designates for the current fiscal year $4,837,855 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Series hereby designates $4,075,394 as capital gains for its taxable year ended October 31, 2009.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 0.6%.

20

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	62
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Co-Executive Director; Executive Group Member**; Chief Compliance Officer since 2004 - Manning & Napier Advisors, Inc. President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	69
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Chairman (non-executive) 2004 - 2008; Director 1995 - 2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	The Ashley Group
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel since 2006, Partner (1995-2006) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit)
New York Collegium (non-profit)
Boston Early Music Festival (non-profit)

21

Directors’ and Officers’ Information (unaudited)

INDEPENDENT DIRECTORS (continued)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	74
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	63
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Incyte Corp.
ViroPharma, Inc.
HLTH Corp.
Cheyne Capital International
MPM Bio-equities
GMP Companies
HoustonPharma
Name:	Richard M. Hurwitz
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2009
Principal Occupation(s) During Past 5 Years:	Managing Partner, Aegis Investment Partners, LLC (investments) since 2006; Founder and Managing Partner (2004-2005) - Village Markets, LLC (groceries); Partner (1996-2004) - Bancorp Services, LLC (consulting)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Picometry International Corp.
Pioneering Technologies

22

Directors’ and Officers’ Information (unaudited)

OFFICERS

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	Co-Director of Research since 2002 & Executive Group Member** since 2003, Manning & Napier Advisors, Inc. Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	43
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager, Manning & Napier Advisors, Inc. since 1997
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	41
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**The Executive Group performs the duties of the Office of the Chief Executive of Manning & Napier Advisors, Inc.

1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

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25

Literature Requests

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3 rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On the Advisor’s web site	http://manningnapieradvisors.com

Additional information available at www.manningnapieradvisors.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

MNOVS-10/09-AR

Management Discussion and Analysis (unaudited)

Dear Shareholders:

Over the past twelve months, investor sentiment has moved rather quickly from extreme pessimism to guarded optimism. Volatility continued through the final months of 2008 and into the first quarter of 2009, with broad equity markets down more than 10%. After hitting a low point in late March, both domestic and foreign stock indexes turned upwards rather dramatically, posting 20% to 50% returns through the end of October.

While this turnaround has not been enough to fully offset losses experienced during the current bear market, recent returns indicate that market participants appear more confident in an economic rebound. For the twelve months ended October 31, 2009, the S&P 500 Index had a total return of 9.83%. Foreign stocks, which experienced more significant declines than U.S. stocks in the latter part of 2008 and first quarter of 2009, rebounded much more sharply off March lows. Specifically, the Morgan Stanley Capital International (MSCI) Europe, Asia and Far East (EAFE) Index was up 27.71% during the past year through October helped in part by weakness in the US Dollar. Fixed income markets provided a sense of stability through this volatile equity environment, with the Barclay’s Capital Aggregate Bond Index up 13.79% over the past twelve months.

Over the current stock market cycle, which includes the bull market in stocks from October 2002 until November 2007 and the current bear market, all four Pro-Blend® Series continue to provide solid, absolute returns for long-term investors. The Conservative Term Series (i.e., the most fixed income oriented Series with an average of approximately 80% in bonds) performed in line with its blended index benchmark over the current stock market cycle. The more growth-oriented Moderate-Term Series, Extended Term Series and Maximum Term Series each continue to outperform their respective blended index benchmarks over this most recent full cycle.

Over the past twelve months ended October 31, 2009, each of the Series posted double-digit, positive returns. While the Pro-Blend® Conservative Term, Moderate Term and Extended Term Series each modestly trailed the return of their respective blended index benchmarks, the most equity-oriented Pro-Blend® Maximum Term Series outperformed its benchmark handily over the last twelve months.

Each of the Pro-Blend® Series maintained a higher than average allocation to equities during the last twelve months, consistent with our investment approach of buying into weakness in the stock market. While this higher allocation to stocks hurt returns from both an absolute and relative perspective during the last few months of 2008 and the first quarter of 2009, it contributed to strong absolute returns as markets regained strength in the second and third quarters of 2009.

Within the equity portion of each of the Series’ portfolios, we found meaningful opportunities in both the Information Technology and Health Care sectors. During the latter stages of the financial crisis in 2008 and early 2009, the Series’ allocation to the Information Technology sector detracted from returns. In contrast, our allocation to the Health Care sector contributed positively to results, as did our generally low exposure to the Financial Services sector. As markets turned positive in mid-2009, the Series’ allocation to Information Technology contributed positively to results, as did many of our specific company selections in the Health Care sector.

Within the fixed income portion of the Series’ portfolios, we sought to add value through proactive duration management and sector selection. For example, we purchased long-term bonds as interest rates rose (causing prices to fall) during the first half of 2009. These actions paid off as interest rates declined (causing prices to rise) in the third quarter. On the yield front, we continued to increase exposure to the corporate sector to take advantage of the significant yield spread for corporate securities relative to U.S. Treasury issues.

From a macro perspective, the current environment remains challenging. On the one hand, we have found more encouraging pockets of optimism in the housing and manufacturing sectors, and while the unemployment rate continues to move higher, there are subtle signs of improvement in the U.S. labor markets. On the other hand, macro-economic challenges remain in

1

Management Discussion and Analysis (unaudited)

the face of a growing government deficit, continued easy monetary policy, a debt-burdened U.S. consumer and widespread inflation concerns. As the global economy shifts from a recession into an expansion, the pro-active, flexible approach used in the management of the four Pro-Blend® Series’ portfolios will be important for navigating such mixed signals.

While the markets have turned up from lows reached earlier this year, we recognize that solving yesterday’s problems may create new and different macro-economic challenges in the global economy. Our approach has always been to remain cognizant of macro-economic conditions, but to allow company-specific factors to drive our investment decisions. In an environment like today, the very uncertainty that makes investors cautious can also create attractively priced investment opportunities for long-term investors. Over the past year, many of these opportunities have been represented by high quality growth companies and well-positioned companies in cyclical industries that are experiencing supply responses to lower demand. We will continue to seek out such opportunities as the next phase of this market and economic cycle unfolds.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, Inc.

2

Performance Update - Pro-Blend® Conservative Term Series (unaudited)

	Average Annual Total Returns As of October 31, 2009
	One Year	Five Year	Ten Year	Since Inception[1]
Manning & Napier Fund, Inc. - Pro-Blend® Conservative Term Series - Class S2	11.83%	5.02%	6.07%	5.89%
Manning & Napier Fund, Inc. - Pro-Blend® Conservative Term Series - Class I2,3	11.94%	5.27%	6.35%	6.19%
Barclays Capital Intermediate U.S. Aggregate Bond Index[4,6]	12.39%	5.00%	6.08%	6.09%
5%/15%/80% Blended Index[4,5,6]	13.67%	4.72%	5.27%	6.32%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Pro-Blend® Conservative Term Series - Class S for the ten years ended October 31, 2009 to the Barclays Capital Intermediate U.S. Aggregate Bond Index and a 5%/15%/80% Blended Index.

1Performance numbers for the Series and Indices are calculated from November 1, 1995, the Class S inception date.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2009, this net expense ratio was 0.90% for Class S and 0.70% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.93% for Class S and 0.73% for Class I for the year ended October 31, 2009.

3For periods prior to the inception of Class I on March 28, 2008, the performance figures are hypothetical and reflect the performance of the Manning & Napier Fund, Inc. -Pro-Blend® Conservative Term Series - Class S adjusted for expense differences.

4The Barclays Capital Intermediate U.S. Aggregate Bond Index is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities greater than one year but less than ten years. The Index returns assume reinvestment of income and, unlike Series returns, do not reflect any fees or expenses.

5The 5%/15%/80% Blended Index is 5% Morgan Stanley Capital International (MSCI) All Country World Index ex U.S., 15% Russell 3000® Index, and 80% Barclays Capital Intermediate U.S. Aggregate Bond Index. The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market country indices outside the United States. The Index is denominated in U.S. Dollars. The Index returns assume daily reinvestment of gross dividends (which do not account for foreign dividend taxation) from the inception of the Series through December 31, 1998, as net returns were not available. Subsequent to December 31, 1998, the Index returns assume daily reinvestment of net dividends (thus accounting for foreign dividend taxation). The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Both Indices’ returns, unlike Series returns, do not reflect any fees or expenses.

6Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative Indices’ portfolios.

3

Shareholder Expense Example - Pro-Blend® Conservative Term Series (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the Hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 5/1/09	Ending Account Value 10/31/09	Expenses Paid During Period 5/1/09-10/31/09*	Annualized Expense ratio
Class S
Actual	$1,000.00	$1,076.00	$4.71	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.58	0.90%
Class I
Actual	$1,000.00	$1,078.20	$3.67	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.57	0.70%

*Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which is based on one-year data. The Class’ total return would have been lower had certain expenses not been waived during the period.

4

Portfolio Composition - Pro-Blend® Conservative Term Series (unaudited)

As of October 31, 2009

Sector Allocation4

Financials	12.70%
Industrials	8.66%
Information Technology	8.32%
Consumer Discretionary	7.02%
Health Care	5.51%
Energy	3.62%
Materials	2.75%
Consumer Staples	2.66%
Utilities	0.63%
Telecommunication Services	0.22%

4Including common stocks, preferred stocks, warrants, and corporate bonds, as a percentage of total investments.

Top Five Stock Holdings5

Google, Inc. - Class A	1.19%
Microsoft Corp.	1.05%
The Walt Disney Co.	0.83%
Southwest Airlines Co.	0.81%
Cisco Systems, Inc.	0.76%

5As a percentage of total investments.

Top Five Bond Holdings6

Fannie Mae, 1.375%, 4/28/2011	4.40%
Freddie Mac, 3.75%, 3/27/2019	3.65%
U.S. Treasury Note, 4.00%, 2/15/2015	3.54%
U.S. Treasury Note, 4.00%, 11/15/2012	2.27%
U.S. Treasury Note, 2.625%, 6/30/2014	1.55%

6As a percentage of total investments.

5

Investment Portfolio - October 31, 2009

Pro-Blend® Conservative Term Series	Shares	Value (Note 2)

COMMON STOCKS - 23.71%

Consumer Discretionary - 2.64%
Auto Components - 0.02%
Hankook Tire Co. Ltd. (South Korea)	2,750	$53,267
WABCO Holdings, Inc.	1,010	23,957

		77,224

Automobiles - 0.02%
Bayerische Motoren Werke AG (BMW) (Germany)	710	34,789
Hyundai Motor Co. (South Korea)	430	39,827
Suzuki Motor Corp. (Japan)	500	12,414

		87,030

Diversified Consumer Services - 0.00%**
Coinstar, Inc.*	780	24,757

Hotels, Restaurants & Leisure - 0.46%
Carnival Corp.*	38,573	1,123,246
Choice Hotels International, Inc.	680	20,278
Club Mediterranee S.A. (France)*	305	6,205
International Game Technology	43,980	784,603

		1,934,332

Household Durables - 0.27%
Corporacion Geo S.A.B. de C.V. - Class B (Mexico)*	2,270	5,974
Fortune Brands, Inc.	23,200	903,640
LG Electronics, Inc. (South Korea)	500	47,367
NVR, Inc.*	60	39,736
Rodobens Negocios Imobiliarios S.A. (Brazil)	14,800	154,503

		1,151,220

Leisure Equipment & Products - 0.00%**
Sankyo Co. Ltd. (Japan)	300	17,364

Media - 1.30%
Comcast Corp. - Class A	107,091	1,552,820
Grupo Televisa S.A. - ADR (Mexico)	4,890	94,670
Impresa-Sociedade Gestora de Participacoes S.A. (Portugal)*	820	1,641
The McGraw-Hill Companies, Inc	3,430	98,715
Mediacom Communications Corp. - Class A*	5,510	26,338
Reed Elsevier plc - ADR (United Kingdom)	198	5,972
Societe Television Francaise 1 (France)	8,070	127,135
The Walt Disney Co.	129,460	3,543,320
Wolters Kluwer N.V. (Netherlands)	2,040	45,618

		5,496,229

Multiline Retail - 0.01%
Nordstrom, Inc.	980	31,145

6	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2009

Pro-Blend® Conservative Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Consumer Discretionary (continued)
Multiline Retail (continued)
PPR (France)	65	$7,113

		38,258

Specialty Retail - 0.54%
Dick’s Sporting Goods, Inc.*	2,560	58,086
Dufry South America Ltd. - BDR (Bermuda)	1,580	27,446
The Finish Line, Inc. - Class A	4,780	48,469
The Home Depot, Inc.	18,976	476,108
KOMERI Co. Ltd. (Japan)	100	2,800
Lowe’s Companies, Inc.	43,960	860,297
The Sherwin-Williams Co.	14,400	821,376

		2,294,582

Textiles, Apparel & Luxury Goods - 0.02%
Adidas AG (Germany)	890	41,257
LVMH S.A. (Louis Vuitton Moet Hennessy) (France)	40	4,159
True Religion Apparel, Inc.*	1,470	37,882

		83,298

Total Consumer Discretionary		11,204,294

Consumer Staples - 2.34%
Beverages - 0.02%
Diageo plc (United Kingdom)	290	4,741
Heineken N.V. (Netherlands)	1,950	86,421

		91,162

Food & Staples Retailing - 0.11%
BJ’s Wholesale Club, Inc.*	2,560	89,677
Carrefour S.A. (France)	5,240	225,714
Casino Guichard-Perrachon S.A. (France)	530	42,259
Tesco plc (United Kingdom)	17,865	119,439

		477,089

Food Products - 2.19%
Cadbury plc (United Kingdom)	8,553	108,160
Danone S.A. (France)	160	9,644
Dean Foods Co.*	68,840	1,254,953
Flowers Foods, Inc.	1,690	39,479
General Mills, Inc.	24,100	1,588,672
Kellogg Co.	28,780	1,483,321
Nestle S.A. (Switzerland)	47,620	2,219,698
Sanderson Farms, Inc.	590	21,588
Suedzucker AG (Germany)	120	2,483

The accompanying notes are an integral part of the financial statements.	7

Investment Portfolio - October 31, 2009

Pro-Blend® Conservative Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Food Products (continued)
Unilever plc - ADR (United Kingdom)	86,340	$2,575,522

		9,303,520

Household Products - 0.01%
Reckitt Benckiser Group plc (United Kingdom)	585	29,140

Personal Products - 0.01%
Alberto-Culver Co.	1,150	30,843

Total Consumer Staples		9,931,754

Energy - 1.52%
Energy Equipment & Services - 1.09%
Baker Hughes, Inc.	49,845	2,096,979
Calfrac Well Services Ltd. (Canada)	6,480	102,645
Compagnie Generale de Geophysique - Veritas (CGG - Veritas) (France)*	2,175	43,228
Dril-Quip, Inc.*	740	35,957
Trican Well Service Ltd. (Canada)	11,360	132,912
Weatherford International Ltd. (Switzerland)*	127,104	2,228,133

		4,639,854

Oil, Gas & Consumable Fuels - 0.43%
BP plc (United Kingdom)	450	4,227
Cameco Corp. (Canada)	1,210	32,924
Forest Oil Corp.*	145	2,842
Hess Corp.	27,460	1,503,160
Mariner Energy, Inc.*	111	1,414
Royal Dutch Shell plc - Class B - ADR (Netherlands)	1,360	79,097
Royal Dutch Shell plc - Class B (Netherlands)	1,346	38,881
Talisman Energy, Inc. (Canada)	4,980	84,960
Total S.A. (France)	480	28,704
Uranium One, Inc. (Canada)*	9,130	25,904

		1,802,113

Total Energy		6,441,967

Financials - 1.76%
Capital Markets - 0.74%
Bank of New York Mellon Corp.[1]	60,970	1,625,460
Credit Suisse Group AG - ADR (Switzerland)	830	44,239
Federated Investors, Inc. - Class B	8,810	231,262
GAM Holding Ltd. (Switzerland)	6,980	85,524
The Goldman Sachs Group, Inc.	380	64,665
Legg Mason, Inc.	2,480	72,193
Northern Trust Corp.	820	41,205

8	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2009

Pro-Blend® Conservative Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Financials (continued)
Capital Markets (continued)
SEI Investments Co.	53,690	$937,964
State Street Corp.	490	20,570

		3,123,082

Commercial Banks - 0.10%
BNP Paribas (France)	100	7,572
Commerzbank AG (Germany)*	250	2,612
Credit Agricole S.A. (France)	160	3,086
First Commonwealth Financial Corp.	12,240	64,260
The Hachijuni Bank Ltd. (Japan)	800	4,826
HSBC Holdings plc - ADR (United Kingdom)	1,787	98,982
ICICI Bank Ltd. - ADR (India)	1,840	57,868
KeyCorp.	11,650	62,794
Societe Generale - ADR (France)[2]	3,250	45,662
The Sumitomo Trust & Banking Co. Ltd. (Japan)	800	4,328
Wilmington Trust Corp.	6,050	72,902

		424,892

Consumer Finance - 0.46%
American Express Co.	55,430	1,931,181
Discover Financial Services	2,070	29,270

		1,960,451

Diversified Financial Services - 0.12%
Financiere Marc de Lacharriere S.A. (Fimalac) (France)	2,125	111,002
ING Groep N.V. (Netherlands)*	185	2,433
JPMorgan Chase & Co.	5,190	216,786
Moody’s Corp.	7,540	178,547

		508,768

Insurance - 0.22%
Allianz SE (Germany)	2,470	283,673
Amil Participacoes S.A. (Brazil)	10,900	61,876
AXA S.A. (France)	160	4,007
Brown & Brown, Inc.	4,020	73,847
Muenchener Rueckversicherungs AG (MunichRe) (Germany)	625	99,005
Principal Financial Group, Inc.	850	21,284
The Progressive Corp.*	12,360	197,760
Willis Group Holdings Ltd. (United Kingdom)	7,325	197,775

		939,227

Real Estate Investment Trusts (REITS) - 0.05%
Alstria Office REIT AG (Germany)	4,800	53,121

The accompanying notes are an integral part of the financial statements.	9

Investment Portfolio - October 31, 2009

Pro-Blend® Conservative Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Financials (continued)
Real Estate Investment Trusts (REITS) (continued)
American Campus Communities, Inc.	860	$23,237
Corporate Office Properties Trust	3,700	122,803
Home Properties, Inc.	630	24,683

		223,844

Thrifts & Mortgage Finance - 0.07%
Aareal Bank AG (Germany)*	525	11,373
First Niagara Financial Group, Inc.	10,460	134,306
NewAlliance Bancshares, Inc.	10,450	115,786
People’s United Financial, Inc.	2,680	42,961

		304,426

Total Financials		7,484,690

Health Care - 5.12%
Biotechnology - 0.47%
Celera Corp.*	47,540	294,273
Genzyme Corp.*	33,270	1,683,462

		1,977,735

Health Care Equipment & Supplies - 1.29%
Abaxis, Inc.*	4,140	94,475
Becton, Dickinson and Co.	27,250	1,862,810
Cochlear Ltd. (Australia)	3,450	199,063
Conmed Corp.*	12,480	264,451
Covidien plc (Ireland)	11,650	490,698
DENTSPLY International, Inc.	7,470	246,211
DexCom, Inc.*	14,790	101,459
Gen-Probe, Inc.*	6,000	250,320
Hologic, Inc.*	5,760	85,133
Inverness Medical Innovations, Inc.*	10,220	388,462
Micrus Endovascular Corp.*	1,775	20,981
Mindray Medical International Ltd. - ADR (China)	8,270	254,137
Nobel Biocare Holding AG (Switzerland)	7,960	226,564
OraSure Technologies, Inc.*	39,505	128,786
Shandong Weigao Group Medical Polymer Co. Ltd. - Class H (China)	41,000	145,745
Sirona Dental Systems, Inc.*	4,260	114,637
Straumann Holding AG (Switzerland)	1,115	269,539
Synthes, Inc.	900	107,028
Zoll Medical Corp.*	12,120	235,370

		5,485,869

10	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2009

Pro-Blend® Conservative Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Health Care (continued)
Health Care Providers & Services - 0.89%
Aetna, Inc.	8,140	$211,884
Bio-Reference Laboratories, Inc.*	2,740	88,584
Bumrungrad Hospital Public Co. Ltd. - NVDR (Thailand)	12,000	10,052
CIGNA Corp.	7,500	208,800
Diagnosticos da America S.A. (Brazil)*	10,460	257,997
Quest Diagnostics, Inc.	33,450	1,870,859
Sonic Healthcare Ltd. (Australia)	36,750	463,787
UnitedHealth Group, Inc.	8,380	217,461
VCA Antech, Inc.*	10,110	240,820
WellPoint, Inc.*	4,500	210,420

		3,780,664

Health Care Technology - 0.30%
Allscripts - Misys Healthcare Solutions, Inc.*	5,530	107,835
Cerner Corp.*	9,570	727,703
Eclipsys Corp.*	23,070	432,562

		1,268,100

Life Sciences Tools & Services - 1.26%
Caliper Life Sciences, Inc.*	51,547	113,919
ICON plc - ADR (Ireland)*	5,950	146,965
Lonza Group AG (Switzerland)	7,120	554,873
Millipore Corp.*	18,560	1,243,706
PerkinElmer, Inc.	86,863	1,616,520
Thermo Fisher Scientific, Inc.*	36,780	1,655,100

		5,331,083

Pharmaceuticals - 0.91%
AstraZeneca plc - ADR (United Kingdom)	120	5,389
AstraZeneca plc (United Kingdom)	25	1,125
Bayer AG (Germany)	2,080	144,572
GlaxoSmithKline plc (United Kingdom)	2,675	54,880
Johnson & Johnson	29,170	1,722,489
Novartis AG - ADR (Switzerland)	35,888	1,864,382
Sanofi - Aventis S.A. (France)	31	2,269
Shire plc (United Kingdom)	3,265	57,445

		3,852,551

Total Health Care		21,696,002

The accompanying notes are an integral part of the financial statements.	11

Investment Portfolio - October 31, 2009

Pro-Blend® Conservative Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Industrials - 2.16%
Aerospace & Defense - 0.03%
Empresa Brasileira de Aeronautica S.A. (Embraer) - ADR (Brazil)*	5,255	$106,414
Hexcel Corp.*	910	10,010

		116,424

Air Freight & Logistics - 0.99%
FedEx Corp.	20,705	1,505,046
TNT N.V. (Netherlands)	5,146	136,922
United Parcel Service, Inc. - Class B	47,562	2,553,128

		4,195,096

Airlines - 0.87%
AirTran Holdings, Inc.*	17,750	75,083
Deutsche Lufthansa AG (Germany)	3,170	48,984
Ryanair Holdings plc - ADR (Ireland)*	2,020	55,085
Singapore Airlines Ltd. (Singapore)	2,000	19,407
Southwest Airlines Co.	413,165	3,470,586

		3,669,145

Building Products - 0.01%
Owens Corning*	1,260	27,859

Commercial Services & Supplies - 0.05%
Tomra Systems ASA (Norway)	38,830	195,984

Electrical Equipment - 0.06%
ABB Ltd. (Asea Brown Boveri) - ADR (Switzerland)	6,190	114,701
Alstom S.A. (France)	490	34,126
Gamesa Corporacion Tecnologica S.A. (Spain)	930	17,081
Nexans S.A. (France)	940	66,691
Schneider Electric S.A. (France)	340	35,531

		268,130

Industrial Conglomerates - 0.07%
Siemens AG (Germany)	3,450	312,095

Machinery - 0.02%
Lindsay Corp.	970	31,845
MAN SE (Germany)	390	32,129
Wabtec Corp.	950	34,922

		98,896

Professional Services - 0.04%
Equifax, Inc.	3,850	105,413
Experian plc (Ireland)	6,260	57,433

		162,846

12	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2009

Pro-Blend® Conservative Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Industrials (continued)
Road & Rail - 0.02%
All America Latina Logistica S.A. (Brazil)	9,900	$72,665
Kansas City Southern*	970	23,503

		96,168

Total Industrials		9,142,643

Information Technology - 7.27%
Communications Equipment - 1.77%
Alcatel-Lucent - ADR (France)*	44,230	163,209
Blue Coat Systems, Inc.*	11,280	251,319
Cisco Systems, Inc.*	141,028	3,222,490
Infinera Corp.*	27,890	207,223
Juniper Networks, Inc.*	39,836	1,016,216
Nokia Corp. - ADR (Finland)	198,107	2,498,129
Riverbed Technology, Inc.*	6,060	124,169

		7,482,755

Computers & Peripherals - 0.67%
Diebold, Inc.	330	9,979
EMC Corp.*	172,170	2,835,640

		2,845,619

Electronic Equipment, Instruments & Components - 0.03%
LoJack Corp.*	26,660	112,505

Internet Software & Services - 1.24%
comScore, Inc.*	8,100	124,173
Google, Inc. - Class A*	9,465	5,074,376
Vocus, Inc.*	3,490	63,169

		5,261,718

IT Services - 0.76%
Accenture plc - Class A (Ireland)	4,490	166,489
Amdocs Ltd. (Guernsey)*	11,540	290,808
Automatic Data Processing, Inc.	46,018	1,831,516
Cap Gemini S.A. (France)	3,360	156,303
Companhia Brasileira de Meios de Pagamento (Brazil)	21,920	201,705
Online Resources Corp.*	24,770	130,043
Paychex, Inc.	5,800	164,778
Redecard S.A. (Brazil)	13,370	196,269
The Western Union Co.	5,210	94,666

		3,232,577

Semiconductors & Semiconductor Equipment - 0.11%
Advantest Corp. (Japan)	4,200	96,117
Hynix Semiconductor, Inc. (South Korea)*	230	3,512

The accompanying notes are an integral part of the financial statements.	13

Investment Portfolio - October 31, 2009

Pro-Blend® Conservative Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Information Technology (continued)
Semiconductors & Semiconductor Equipment (continued)
KLA-Tencor Corp.	1,420	$46,164
Lam Research Corp.*	3,580	120,718
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan)	2,321	22,142
Tokyo Electron Ltd. (Japan)	3,300	192,101

		480,754

Software - 2.69%
Autodesk, Inc.*	85,980	2,143,481
DemandTec, Inc.*	2,880	25,315
Electronic Arts, Inc. (EA)*	128,830	2,349,859
Intuit, Inc.*	2,160	62,791
Microsoft Corp.	161,860	4,488,378
Misys plc (United Kingdom)*	11,205	38,086
Net 1 UEPS Technologies, Inc. (South Africa)*	5,000	87,450
SAP AG - ADR (Germany)	41,260	1,867,840
SAP AG (Germany)	640	29,009
Shanda Interactive Entertainment Ltd. - ADR (China)*	2,380	103,959
Square Enix Holdings Co. Ltd. (Japan)	1,600	40,438
TIBCO Software, Inc.*	8,610	75,338
UbiSoft Entertainment S.A. (France)*	7,160	113,273

		11,425,217

Total Information Technology		30,841,145

Materials - 0.73%
Chemicals - 0.47%
Arkema S.A. (France)	2	76
Calgon Carbon Corp.*	6,120	96,941
Johnson Matthey plc (United Kingdom)	1,340	31,054
Monsanto Co.	27,650	1,857,527
The Scotts Miracle-Gro Co. - Class A	700	28,434

		2,014,032

Containers & Packaging - 0.01%
Bemis Co., Inc.	1,200	30,996

Paper & Forest Products - 0.25%
Norbord, Inc. (Canada)	577	7,940
Weyerhaeuser Co.	28,504	1,035,836

		1,043,776

Total Materials		3,088,804

14	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2009

Pro-Blend® Conservative Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Telecommunication Services - 0.12%
Diversified Telecommunication Services - 0.01%
France Telecom S.A. (France)	1,180	$29,278
Hutchison Telecommunications Hong Kong Holdings Ltd. (Hong Kong)	6,550	1,141
Swisscom AG - ADR (Switzerland)[2]	800	28,760

		59,179

Wireless Telecommunication Services - 0.11%
American Tower Corp. - Class A*	2,290	84,318
Crown Castle International Corp.*	4,640	140,221
Hutchison Telecommunications International Ltd. (Hong Kong)	6,550	1,327
SBA Communications Corp. - Class A*	5,150	145,281
SK Telecom Co. Ltd. - ADR (South Korea)	5,860	97,920

		469,067

Total Telecommunication Services		528,246

Utilities - 0.05%
Electric Utilities - 0.02%
E.ON AG (Germany)	2,535	97,332

Independent Power Producers & Energy Traders - 0.01%
Mirant Corp.*	1,280	17,894
RRI Energy, Inc.*	3,910	20,606

		38,500

Multi-Utilities - 0.00%**
National Grid plc (United Kingdom)	740	7,366

Water Utilities - 0.02%
Cia de Saneamento de Minas Gerais - Copasa MG (Brazil)	3,500	61,592

Total Utilities		204,790

TOTAL COMMON STOCKS (Identified Cost $92,667,212)		100,564,335

PREFERRED STOCKS - 0.15%

Consumer Staples - 0.01%
Household Products - 0.01%
Henkel AG & Co. KGaA (Germany)	930	42,373

Financials - 0.14%
Commercial Banks - 0.06%
PNC Financial Services Group, Inc., Series K	65,000	65,175

The accompanying notes are an integral part of the financial statements.	15

Investment Portfolio - October 31, 2009

Pro-Blend® Conservative Term Series	Shares/ Principal Amount	Value (Note 2)

PREFERRED STOCKS (continued)

Financials (continued)
Commercial Banks (continued)
Wells Fargo & Co., Series K	185,000	$173,206

		238,381

Diversified Financial Services - 0.08%
Bank of America Corp., Series K	190,000	170,863
JPMorgan Chase & Co., Series 1	170,000	170,940

		341,803

Total Financials		580,184

TOTAL PREFERRED STOCKS (Identified Cost $615,884)		622,557

WARRANTS - 0.00%**
Health Care - 0.00%**
Life Sciences Tools & Services - 0.00%**
Caliper Life Sciences, Inc., 8/10/2011 (Identified Cost $214)	348	36

CORPORATE BONDS - 28.53%
Convertible Corporate Bonds - 0.07%
Consumer Discretionary - 0.01%
Hotels, Restaurants & Leisure - 0.01%
Carnival Corp. (Panama), 2.00%, 4/15/2021	$55,000	57,200

Consumer Staples - 0.01%
Beverages - 0.01%
Central European Distribution Corp., 3.00%, 3/15/2013	50,000	41,000

Health Care - 0.03%
Biotechnology - 0.03%
Amgen, Inc., 0.375%, 2/1/2013	110,000	108,212

Industrials - 0.01%
Airlines - 0.01%
AirTran Holdings, Inc., 5.25%, 11/1/2016	45,000	42,525

Information Technology - 0.01%
Computers & Peripherals - 0.01%
EMC Corp., 1.75%, 12/1/2013	40,000	48,000

Total Convertible Corporate Bonds (Identified Cost $295,175)		296,937

16	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2009

Pro-Blend® Conservative Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds - 28.46%
Consumer Discretionary - 4.40%
Diversified Consumer Services - 0.01%
Affinion Group, Inc., 11.50%, 10/15/2015	$50,000	$52,250

Hotels, Restaurants & Leisure - 1.58%
International Game Technology, 7.50%, 6/15/2019	3,205,000	3,542,192
McDonald’s Corp., 5.80%, 10/15/2017	1,920,000	2,152,645
McDonald’s Corp., 6.30%, 10/15/2037	190,000	213,920
Pinnacle Entertainment, Inc., 7.50%, 6/15/2015	385,000	346,500
Scientific Games Corp.[4] , 7.875%, 6/15/2016	110,000	107,800
Scientific Games International, Inc.[4,5] , 9.25%, 6/15/2019	140,000	145,600
Wendy’s - Arby’s Restaurants LLC[4] , 10.00%, 7/15/2016	110,000	117,150
Yonkers Racing Corp.[4] , 11.375%, 7/15/2016	75,000	78,000

		6,703,807

Household Durables - 0.48%
Fortune Brands, Inc., 4.875%, 12/1/2013	1,800,000	1,812,157
Fortune Brands, Inc., 5.375%, 1/15/2016	195,000	196,700
Jarden Corp., 7.50%, 5/1/2017	40,000	39,400

		2,048,257

Media - 1.70%
Cablevision Systems Corp.[4] , 8.625%, 9/15/2017	385,000	398,475
Cinemark USA, Inc.[4] , 8.63%, 6/15/2019	75,000	77,625
Comcast Cable Communications Holdings, Inc., 8.375%, 3/15/2013	657,000	763,685
Comcast Corp., 5.70%, 7/1/2019	2,800,000	2,928,400
Comcast Corp., 6.50%, 11/15/2035	55,000	56,928
Comcast Corp., 6.95%, 8/15/2037	170,000	185,430
Interpublic Group of Companies, Inc., 10.00%, 7/15/2017	55,000	59,125
MDC Partners, Inc. (Canada)[4] , 11.00%, 11/1/2016	50,000	50,062
Mediacom LLC - Mediacom Capital Corp.[4] , 9.125%, 8/15/2019	75,000	77,438
Time Warner, Inc., 7.625%, 4/15/2031	130,000	145,392
UPC Holding B.V. (Netherlands)[4] , 9.875%, 4/15/2018	45,000	47,587
Virgin Media Finance plc, Series 1, (United Kingdom), 9.50%, 8/15/2016	110,000	116,325
The Walt Disney Co., Series C, 5.625%, 9/15/2016	1,800,000	1,982,947
The Walt Disney Co., Series B, 7.00%, 3/1/2032	145,000	176,088
WMG Acquisition Corp.[4] , 9.50%, 6/15/2016	40,000	42,700
XM Satellite Radio, Inc.[4] , 11.25%, 6/15/2013	75,000	78,750

		7,186,957

The accompanying notes are an integral part of the financial statements.	17

Investment Portfolio - October 31, 2009

Pro-Blend® Conservative Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Discretionary (continued)
Multiline Retail - 0.05%
Target Corp., 6.00%, 1/15/2018	$180,000	$202,051

Specialty Retail - 0.54%
The Home Depot, Inc., 5.40%, 3/1/2016	275,000	290,219
Lowe’s Companies, Inc., 6.10%, 9/15/2017	1,800,000	2,018,991

		2,309,210

Textiles, Apparel & Luxury Goods - 0.04%
Jones Apparel Group, Inc., 6.125%, 11/15/2034	75,000	60,000
Levi Strauss & Co., 8.875%, 4/1/2016	40,000	40,800
VF Corp., 5.95%, 11/1/2017	75,000	81,238

		182,038

Total Consumer Discretionary		18,684,570

Consumer Staples - 0.31%
Beverages - 0.15%
The Coca - Cola Co., 5.35%, 11/15/2017	160,000	173,908
Constellation Brands, Inc., 8.375%, 12/15/2014	110,000	116,050
Pepsico, Inc., 5.00%, 6/1/2018	110,000	117,164
Pepsico, Inc., 7.90%, 11/1/2018	170,000	213,647

		620,769

Food & Staples Retailing - 0.07%
The Kroger Co., 6.75%, 4/15/2012	240,000	263,067
Rite Aid Corp., 9.75%, 6/12/2016	55,000	59,400

		322,467

Food Products - 0.09%
Dole Food Co., Inc.[4] , 8.00%, 10/1/2016	40,000	40,500
General Mills, Inc., 5.65%, 2/15/2019	165,000	178,084
Kraft Foods, Inc., 6.125%, 2/1/2018	165,000	174,883

		393,467

Total Consumer Staples		1,336,703

Energy - 2.12%
Energy Equipment & Services - 1.03%
Baker Hughes, Inc., 7.50%, 11/15/2018	150,000	181,971
Cie Generale de Geophysique - Veritas (France), 7.75%, 5/15/2017	275,000	272,250
Complete Production Services, Inc., 8.00%, 12/15/2016	65,000	61,588
Hercules Offshore, Inc.[4] , 10.50%, 10/15/2017	45,000	44,887
Hornbeck Offshore Services, Inc.[4] , 8.00%, 9/1/2017	80,000	79,200

18	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2009

Pro-Blend® Conservative Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Energy (continued)
Energy Equipment & Services (continued)
Weatherford International Ltd. (Switzerland), 9.625%, 3/1/2019	$3,000,000	$3,714,123

		4,354,019

Oil, Gas & Consumable Fuels - 1.09%
Alon Refining Krotz Springs, Inc.[4] , 13.50%, 10/15/2014.	90,000	85,050
Anadarko Petroleum Corp., 6.95%, 6/15/2019	3,000,000	3,371,283
Anadarko Petroleum Corp., 5.95%, 9/15/2016	95,000	101,887
Apache Corp., 6.90%, 9/15/2018	155,000	183,303
Arch Coal, Inc.[4] , 8.75%, 8/1/2016	55,000	56,375
Arch Western Finance LLC, 6.75%, 7/1/2013	180,000	173,700
Chesapeake Energy Corp., 6.875%, 1/15/2016	55,000	53,075
Encore Acquisition Co., 7.25%, 12/1/2017	75,000	71,625
Gibson Energy ULC - GEP Midstream Finance Corp. (Canada)[4] , 11.75%, 5/27/2014	40,000	42,200
Plains Exploration & Production Co., 8.625%, 10/15/2019	350,000	350,875
Tesoro Corp., 9.75%, 6/1/2019	110,000	113,025
Whiting Petroleum Corp., 7.00%, 2/1/2014	35,000	34,869

		4,637,267

Total Energy		8,991,286

Financials - 10.87%
Capital Markets - 0.96%
Goldman Sachs Capital I, 6.345%, 2/15/2034	55,000	52,101
Goldman Sachs Capital II, 5.793%, 12/29/2049	230,000	171,063
The Goldman Sachs Group, Inc.[6] , 3.25%, 6/15/2012	3,266,000	3,413,835
The Goldman Sachs Group, Inc., 6.15%, 4/1/2018	190,000	202,467
Merrill Lynch & Co., Inc., 6.11%, 1/29/2037	20,000	18,904
Morgan Stanley, 5.55%, 4/27/2017	202,000	203,303

		4,061,673

Commercial Banks - 1.77%
HSBC Finance Corp., 7.00%, 5/15/2012	250,000	272,125
HSBC Finance Corp., 6.375%, 11/27/2012	55,000	59,789
KeyBank National Association[6] , 3.20%, 6/15/2012	3,476,000	3,633,463
Manufacturers & Traders Trust Co., 6.625%, 12/4/2017	190,000	196,856
PNC Bank National Association, 5.25%, 1/15/2017	195,000	196,250
PNC Funding Corp.[6] , 2.30%, 6/22/2012	2,246,000	2,295,825
U.S. Bank National Association, 6.375%, 8/1/2011	30,000	32,387
U.S. Bank National Association, 6.30%, 2/4/2014	100,000	112,227
Wachovia Corp., 5.25%, 8/1/2014	185,000	192,306

The accompanying notes are an integral part of the financial statements.	19

Investment Portfolio - October 31, 2009

Pro-Blend® Conservative Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Commercial Banks (continued)
Wells Fargo & Co.[6] , 3.00%, 12/9/2011	$515,000	$534,654

		7,525,882

Consumer Finance - 1.08%
American Express Co., 8.125%, 5/20/2019	3,300,000	3,949,199
American Express Co., 6.80%, 9/1/2066	205,000	178,350
American Express Credit Corp., Series B7 , 0.396%, 10/4/2010	280,000	278,417
SLM Corp., 4.00%, 1/15/2010	185,000	184,711

		4,590,677

Diversified Financial Services - 7.03%
Bank of America Corp., 4.875%, 1/15/2013	1,800,000	1,866,283
Bank of America Corp.[6] , 3.125%, 6/15/2012	5,518,000	5,745,816
Bank of America Corp., 5.75%, 8/15/2016	205,000	205,484
Bank of America Corp., Series L, 7.625%, 6/1/2019	3,200,000	3,692,515
Citigroup Funding, Inc.[6] , 1.875%, 10/22/2012	1,520,000	1,525,072
Citigroup, Inc., 8.50%, 5/22/2019	3,000,000	3,506,718
Citigroup, Inc.[6] , 2.875%, 12/9/2011	5,788,000	5,990,268
JPMorgan Chase & Co.[6] , 3.125%, 12/1/2011	3,600,000	3,746,862
JPMorgan Chase & Co., 6.30%, 4/23/2019	3,200,000	3,512,026

		29,791,044

Insurance - 0.01%
Ambac Financial Group, Inc., 5.95%, 12/5/2035	80,000	20,046
American International Group, Inc., 4.25%, 5/15/2013	30,000	25,247

		45,293

Real Estate Investment Trusts (REITS) - 0.02%
Felcor Lodging LP4 , 10.00%, 10/1/2014	75,000	74,063

Total Financials		46,088,632

Health Care - 0.40%
Health Care Equipment & Supplies - 0.17%
Becton, Dickinson and Co., 6.00%, 5/15/2039	190,000	204,958
Fresenius Medical Care Capital Trust IV, 7.875%, 6/15/2011	75,000	76,313
Inverness Medical Innovations, Inc., 7.875%, 2/1/2016	55,000	54,175
Inverness Medical Innovations, Inc., 9.00%, 5/15/2016	362,000	367,430

		702,876

Health Care Providers & Services - 0.10%
HCA, Inc.[4] , 7.875%, 2/15/2020	385,000	396,550

20	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2009

Pro-Blend® Conservative Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Health Care (continued)
Health Care Providers & Services (continued)
Health Management Associates, Inc., 6.125%, 4/15/2016	$55,000	$50,875

		447,425

Pharmaceuticals - 0.13%
Abbott Laboratories, 5.60%, 11/30/2017	160,000	175,426
Johnson & Johnson, 5.95%, 8/15/2037	160,000	179,298
Wyeth, 6.50%, 2/1/2034	155,000	179,269

		533,993

Total Health Care		1,684,294

Industrials - 6.55%
Aerospace & Defense - 0.11%
The Boeing Co., 6.00%, 3/15/2019	175,000	194,161
GeoEye, Inc.[4] , 9.625%, 10/1/2015	75,000	77,438
Honeywell International, Inc., 5.30%, 3/1/2018	170,000	182,642

		454,241

Air Freight & Logistics - 0.96%
FedEx Corp., 8.00%, 1/15/2019	3,200,000	3,876,803
United Parcel Service, Inc., 6.20%, 1/15/2038	180,000	202,983

		4,079,786

Airlines - 0.40%
AirTran Airways, Inc.[5,8] , 10.41%, 4/1/2017	60,378	51,925
Delta Air Lines, Inc.[4] , 9.50%, 9/15/2014	385,000	392,700
Southwest Airlines Co., 5.25%, 10/1/2014	210,000	211,614
Southwest Airlines Co., 5.75%, 12/15/2016	1,070,000	1,059,970

		1,716,209

Building Products - 0.05%
Owens Corning, 9.00%, 6/15/2019	55,000	59,669
USG Corp.[4] , 9.75%, 8/1/2014	120,000	126,000
USG Corp., 6.30%, 11/15/2016	35,000	30,100

		215,769

Commercial Services & Supplies - 0.92%
ACCO Brands Corp.[4] , 10.625%, 3/15/2015	80,000	85,600
Corrections Corp. of America, 6.25%, 3/15/2013	75,000	74,625
Waste Management, Inc., 7.375%, 3/11/2019	3,200,000	3,730,697

		3,890,922

Industrial Conglomerates - 2.06%
General Electric Capital Corp.[6] , 3.00%, 12/9/2011	5,798,000	6,016,811

The accompanying notes are an integral part of the financial statements.	21

Investment Portfolio - October 31, 2009

Pro-Blend® Conservative Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Industrial Conglomerates (continued)
General Electric Capital Corp., 5.625%, 5/1/2018	$1,800,000	$1,852,560
General Electric Capital Corp., 6.375%, 11/15/2067	205,000	177,837
General Electric Capital Corp., Series A, 6.75%, 3/15/2032	130,000	136,632
General Electric Co., 5.25%, 12/6/2017	180,000	187,262
Textron, Inc., 7.25%, 10/1/2019	345,000	351,357

		8,722,459

Machinery - 0.58%
Caterpillar Financial Services Corp., 7.05%, 10/1/2018	165,000	191,095
John Deere Capital Corp., 5.50%, 4/13/2017	20,000	21,617
John Deere Capital Corp., 5.75%, 9/10/2018	2,060,000	2,244,298

		2,457,010

Road & Rail - 1.47%
CSX Corp., 6.25%, 4/1/2015	1,800,000	2,010,303
CSX Corp., 7.375%, 2/1/2019	3,200,000	3,733,392
CSX Corp., 6.00%, 10/1/2036	225,000	226,787
RailAmerica, Inc.[4] , 9.25%, 7/1/2017	75,000	78,375
Union Pacific Corp., 5.65%, 5/1/2017	175,000	185,956

		6,234,813

Total Industrials		27,771,209

Information Technology - 1.09%
Communications Equipment - 0.11%
Cisco Systems, Inc., 5.90%, 2/15/2039	180,000	191,492
Hughes Network Systems LLC - HNS Finance Corp., 9.50%, 4/15/2014	290,000	295,075

		486,567

Computers & Peripherals - 0.05%
International Business Machines Corp., 8.00%, 10/15/2038	155,000	211,651

Electronic Equipment, Instruments & Components - 0.88%
Corning, Inc., 6.20%, 3/15/2016	180,000	194,797
Corning, Inc., 6.625%, 5/15/2019	3,200,000	3,529,098

		3,723,895

Software - 0.05%
Microsoft Corp., 5.20%, 6/1/2039	190,000	189,990

Total Information Technology		4,612,103

22	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2009

Pro-Blend® Conservative Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Materials - 2.03%
Chemicals - 0.52%
E. I. du Pont de Nemours & Co., 5.875%, 1/15/2014	$1,800,000	$2,003,322
E. I. du Pont de Nemours & Co., 6.00%, 7/15/2018	165,000	185,290
Terra Capital, Inc.[4] , 7.75%, 11/1/2019	45,000	45,225

		2,233,837

Containers & Packaging - 0.08%
Ball Corp., 6.625%, 3/15/2018	75,000	73,688
Cascades, Inc. (Canada), 7.25%, 2/15/2013	55,000	53,762
Reynolds Group DL Escrow, Inc. - Reynolds Group Escrow LLC[4] , 7.75%, 10/15/2016	200,000	199,000

		326,450

Metals & Mining - 0.86%
Alcoa, Inc., 5.72%, 2/23/2019	2,032,000	1,951,145
Alcoa, Inc., 5.87%, 2/23/2022	70,000	64,678
BHP Billiton Finance (USA) Ltd. (Australia), 6.50%, 4/1/2019	925,000	1,062,454
Freeport-McMoRan Copper & Gold, Inc.[3] , 3.881%, 4/1/2015	120,000	121,323
Teck Resources Ltd. (Canada), 10.25%, 5/15/2016	110,000	126,775
Teck Resources Ltd. (Canada), 10.75%, 5/15/2019	275,000	320,375

		3,646,750

Paper & Forest Products - 0.57%
Georgia-Pacific LLC[4] , 8.25%, 5/1/2016	275,000	291,500
Georgia-Pacific LLC[4] , 7.125%, 1/15/2017	110,000	111,100
International Paper Co., 9.375%, 5/15/2019	1,667,000	2,018,050

		2,420,650

Total Materials		8,627,687

Telecommunication Services - 0.10%
Diversified Telecommunication Services - 0.06%
Intelsat Subsidiary Holding Co. Ltd. (Bermuda)[4] , 8.875%, 1/15/2015	55,000	55,206
Telesat - Telesat LLC (Canada), 11.00%, 11/1/2015	110,000	119,350
Wind Acquisition Finance S.A. (Luxembourg)[4] , 11.75%, 7/15/2017	75,000	84,750

		259,306

Wireless Telecommunication Services - 0.04%
CC Holdings GS V LLC - Crown Castle GS III Corp.[4] , 7.75%, 5/1/2017	40,000	42,000

The accompanying notes are an integral part of the financial statements.	23

Investment Portfolio - October 31, 2009

Pro-Blend® Conservative Term Series	Principal Amount/ Shares	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Telecommunication Services (continued)
Wireless Telecommunication Services (continued)
SBA Telecommunications, Inc.[4] , 8.00%, 8/15/2016	$110,000	$113,850

		155,850

Total Telecommunication Services		415,156

Utilities - 0.59%
Electric Utilities - 0.51%
Columbus Southern Power Co., Series C, 5.50%, 3/1/2013	1,800,000	1,898,143
Exelon Generation Co. LLC, 5.35%, 1/15/2014	55,000	58,409
Southwestern Electric Power Co., 6.45%, 1/15/2019	185,000	200,424

		2,156,976

Gas Utilities - 0.02%
Ferrellgas Partners LP4 , 9.125%, 10/1/2017	74,000	77,330

Independent Power Producers & Energy Traders - 0.04%
Mirant Americas Generation LLC, 9.125%, 5/1/2031	110,000	90,612
North American Energy Alliance LLC - North American Energy Alliance Finance Corp.[4] , 10.875%, 6/1/2016	75,000	78,000

		168,612

Multi-Utilities - 0.02%
CenterPoint Energy Resources Corp., Series B, 7.875%, 4/1/2013	85,000	95,858

Total Utilities		2,498,776

Total Non-Convertible Corporate Bonds (Identified Cost $117,449,725)		120,710,416

TOTAL CORPORATE BONDS (Identified Cost $117,744,900)		121,007,353

MUTUAL FUNDS - 0.47%
Financial Select Sector SPDR Fund	6,820	95,616
iShares iBoxx High Yield Corporate Bond Fund	6,770	576,669
iShares iBoxx Investment Grade Corporate Bond Fund	9,850	1,040,948
SPDR Barclays Capital High Yield Bond ETF	6,790	257,952

TOTAL MUTUAL FUNDS (Identified Cost $1,819,053)		1,971,185

U.S. TREASURY SECURITIES - 13.13%
U.S. Treasury Bonds - 1.57%
U.S. Treasury Bond, 5.50%, 8/15/2028	$1,410,000	1,648,819

24	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2009

Pro-Blend® Conservative Term Series	Principal Amount	Value (Note 2)

U.S. TREASURY SECURITIES (continued)

U.S. Treasury Bonds (continued)
U.S. Treasury Bond, 5.25%, 2/15/2029	$4,400,000	$5,004,314

Total U.S. Treasury Bonds (Identified Cost $6,545,452)		6,653,133

U.S. Treasury Notes - 11.56%
U.S. Treasury Note, 5.00%, 2/15/2011	1,000,000	1,057,461
U.S. Treasury Note, 4.00%, 11/15/2012	9,000,000	9,697,500
U.S. Treasury Note, 3.625%, 5/15/2013	5,525,000	5,891,462
U.S. Treasury Note, 2.25%, 5/31/2014	1,300,000	1,305,586
U.S. Treasury Note, 2.625%, 6/30/2014	6,490,000	6,614,225
U.S. Treasury Note, 2.375%, 9/30/2014	2,490,000	2,499,910
U.S. Treasury Note, 4.00%, 2/15/2015	14,000,000	15,113,434
U.S. Treasury Note, 3.50%, 2/15/2018	3,700,000	3,770,822
U.S. Treasury Note, 3.75%, 11/15/2018	3,000,000	3,092,814

Total U.S. Treasury Notes (Identified Cost $47,047,356)		49,043,214

TOTAL U.S. TREASURY SECURITIES (Identified Cost $53,592,808)		55,696,347

ASSET-BACKED SECURITIES - 0.04%
Hertz Vehicle Financing LLC, Series 2009-2A, Class A2[4] , 5.29%, 3/25/2016 (Identified Cost $169,990)	170,000	171,172

U.S. GOVERNMENT AGENCIES - 24.78%
Mortgage-Backed Securities - 10.11%
Fannie Mae, Pool #805347, 5.50%, 1/1/2020	15,038	16,077
Fannie Mae, Pool #816064, 4.50%, 4/1/2020	123,487	129,797
Fannie Mae, Pool #863151, 4.50%, 11/1/2020	77,250	81,197
Fannie Mae, Pool #851149, 5.00%, 4/1/2021	248,053	262,779
Fannie Mae, Pool #899023, 4.50%, 1/1/2022	80,056	83,446
Fannie Mae, Pool #899287, 5.00%, 2/1/2022	83,689	88,357
Fannie Mae, Pool #888815, 4.50%, 11/1/2022	685,340	714,364
Fannie Mae, Pool #AA1563, 4.50%, 2/1/2024	1,669,389	1,736,956
Fannie Mae, Pool #AA4537, 4.50%, 4/1/2024	170,169	177,056
Fannie Mae, Pool #AC0495, 4.50%, 9/1/2024	794,488	826,644
Fannie Mae, Pool #AC5902, 4.50%, 10/1/2024	1,365,000	1,420,247
Fannie Mae, Pool #357319, 6.00%, 12/1/2032	124,458	133,605
Fannie Mae, Pool #790393, 6.50%, 9/1/2034	3,653	3,943
Fannie Mae, Pool #745147, 4.50%, 12/1/2035	472,487	480,689
Fannie Mae, Pool #886904, 6.50%, 9/1/2036	1,226,478	1,319,250

The accompanying notes are an integral part of the financial statements.	25

Investment Portfolio - October 31, 2009

Pro-Blend® Conservative Term Series	Principal Amount	Value (Note 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae, Pool #901895, 6.50%, 9/1/2036	$100,572	$108,179
Fannie Mae, Pool #899393, 6.00%, 4/1/2037	207,806	221,194
Fannie Mae, Pool #939487, 5.00%, 6/1/2037	68,869	71,504
Fannie Mae, Pool #945845, 6.00%, 8/1/2037	154,725	164,693
Fannie Mae, Pool #949709, 6.50%, 9/1/2037	2,040	2,193
Fannie Mae, Pool #946148, 6.00%, 10/1/2037	799,434	850,940
Fannie Mae, Pool #950248, 6.00%, 10/1/2037	157,520	167,669
Fannie Mae, Pool #960196, 5.00%, 11/1/2037	47,376	49,189
Fannie Mae, Pool #933521, 5.00%, 1/1/2038	749,925	778,575
Fannie Mae, Pool #929084, 5.00%, 2/1/2038	255,267	265,034
Fannie Mae, Pool #969756, 5.00%, 2/1/2038	665,001	690,406
Fannie Mae, Pool #972107, 5.00%, 2/1/2038	785,983	816,011
Fannie Mae, Pool #961950, 5.00%, 3/1/2038	43,661	45,329
Fannie Mae, Pool #973091, 5.00%, 3/1/2038	28,704	29,801
Fannie Mae, Pool #889260, 5.00%, 4/1/2038	489,782	508,521
Fannie Mae, Pool #912948, 5.00%, 5/1/2038	1,196,471	1,242,248
Fannie Mae, Pool #975840, 5.00%, 5/1/2038	830,649	862,383
Fannie Mae, Pool #976516, 5.00%, 5/1/2038	26,484	27,496
Fannie Mae, Pool #984379, 6.00%, 5/1/2038	778,135	827,661
Fannie Mae, Pool #981636, 5.00%, 6/1/2038	29,219	30,335
Fannie Mae, Pool #981650, 5.00%, 6/1/2038	404,958	420,429
Fannie Mae, Pool #985554, 5.00%, 6/1/2038	83,521	86,712
Fannie Mae, Pool #934329, 5.00%, 7/1/2038	409,607	425,255
Fannie Mae, Pool #986458, 6.00%, 8/1/2038	425,954	453,065
Fannie Mae, Pool #987831, 6.00%, 9/1/2038	1,410,487	1,500,261
Fannie Mae, Pool #988990, 6.00%, 9/1/2038	39,156	41,648
Fannie Mae, Pool #990897, 6.00%, 9/1/2038	1,865,874	1,984,633
Fannie Mae, Pool #986889, 6.00%, 10/1/2038	880,369	936,403
Fannie Mae, Pool #983839, 5.00%, 11/1/2038	31,663	32,873
Fannie Mae, Pool #993920, 6.00%, 11/1/2038	620,758	660,268
Fannie Mae, Pool #257497, 6.00%, 12/1/2038	552,163	587,307
Fannie Mae, Pool #AA0675, 6.00%, 12/1/2038	397,423	422,718
Fannie Mae, Pool #971022, 5.00%, 1/1/2039	1,090,060	1,131,704
Fannie Mae, Pool #992293, 5.00%, 1/1/2039	369,715	383,840
Fannie Mae, Pool #994216, 5.00%, 1/1/2039	47,993	49,827
Fannie Mae, Pool #AA1717, 5.00%, 1/1/2039	753,466	782,251
Fannie Mae, Pool #AA1810, 5.00%, 1/1/2039	755,661	784,454
Fannie Mae, Pool #988811, 6.00%, 1/1/2039	375,374	399,266
Fannie Mae, Pool #983686, 5.00%, 2/1/2039	806,440	837,168
Fannie Mae, Pool #AA1686, 5.00%, 3/1/2039	263,254	273,285
Fannie Mae, Pool #AA4461, 5.00%, 3/1/2039	52,846	54,859
Fannie Mae, Pool #AA5087, 5.00%, 4/1/2039	70,959	73,662
Fannie Mae, Pool #AA6788, 6.00%, 8/1/2039	1,000,001	1,063,493

26	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2009

Pro-Blend® Conservative Term Series	Principal Amount	Value (Note 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae, Pool #AC2881, 6.00%, 8/1/2039	$323,403	$343,987
Fannie Mae, Pool #AC5111, 5.00%, 11/1/2039	1,310,000	1,359,915
Fannie Mae TBA[9] , 4.50%, 11/15/2024	1,220,000	1,267,275
Fannie Mae TBA[9] , 5.00%, 11/15/2039	1,220,000	1,264,606
Fannie Mae TBA[9] , 6.00%, 11/15/2039	1,175,000	1,248,071
Freddie Mac, Pool #J06512, 5.00%, 12/1/2022	133,936	141,701
Freddie Mac, Pool #B16835, 5.50%, 10/1/2019	12,411	13,330
Freddie Mac, Pool #G11896, 4.50%, 1/1/2021	72,625	76,313
Freddie Mac, Pool #G11912, 5.50%, 3/1/2021	254,450	271,781
Freddie Mac, Pool #G18168, 5.00%, 2/1/2022	46,486	49,181
Freddie Mac, Pool #G18182, 5.50%, 5/1/2022	37,268	39,719
Freddie Mac, Pool #G12833, 4.50%, 9/1/2022	143,595	149,631
Freddie Mac, Pool #G12966, 5.50%, 1/1/2023	67,827	72,288
Freddie Mac, Pool #G13136, 4.50%, 5/1/2023	106,880	111,256
Freddie Mac, Pool #G01736, 6.50%, 9/1/2034	8,878	9,592
Freddie Mac, Pool #A52888, 6.50%, 10/1/2036	96,899	104,062
Freddie Mac, Pool #A62373, 5.00%, 6/1/2037	282,795	293,527
Freddie Mac, Pool #A82556, 5.50%, 10/1/2038	136,389	143,757
GNMA, Pool #365225, 9.00%, 11/15/2024	1,994	2,295
GNMA, Pool #398655, 6.50%, 5/15/2026	928	999
GNMA, Pool #452826, 9.00%, 1/15/2028	2,079	2,408
GNMA, Pool #460820, 6.00%, 6/15/2028	14,957	16,048
GNMA, Pool #458983, 6.00%, 1/15/2029	33,741	36,204
GNMA, Pool #530481, 8.00%, 8/15/2030	16,766	19,261
GNMA, Pool #577796, 6.00%, 1/15/2032	24,194	25,960
GNMA, Pool #631703, 6.50%, 9/15/2034	5,261	5,609
GNMA, Pool #003808, 6.00%, 1/20/2036	402,742	429,557
GNMA, Pool #651235, 6.50%, 2/15/2036	271,727	289,451
GNMA, Pool #003830, 5.50%, 3/20/2036	958,289	1,015,452
GNMA, Pool #671304, 5.50%, 6/15/2037	167,816	177,463
GNMA, Pool #671531, 5.50%, 9/15/2037	143,051	151,274
GNMA, Pool #671161, 5.50%, 11/15/2037	449,330	475,159
GNMA, Pool #672715, 5.50%, 5/15/2038	345,000	364,670
GNMA, Pool #782639, 5.50%, 12/15/2038	999,900	1,057,851
GNMA, Pool #703481, 5.50%, 2/15/2039	1,882,941	1,990,297
GNMA, TBA[9] , 5.50%, 11/15/2039	1,175,000	1,239,258

Total Mortgage-Backed Securities (Identified Cost $42,025,620)		42,878,357

Other Agencies - 14.67%
Fannie Mae, 1.375%, 4/28/2011	18,600,000	18,756,296
Fannie Mae, 4.875%, 5/18/2012	1,135,000	1,233,830
Fannie Mae, 6.25%, 5/15/2029	1,404,000	1,685,562

The accompanying notes are an integral part of the financial statements.	27

Investment Portfolio - October 31, 2009

Pro-Blend® Conservative Term Series	Principal Amount/ Shares	Value (Note 2)

U.S. GOVERNMENT AGENCIES (continued)

Other Agencies (continued)
Fannie Mae, 7.25%, 5/15/2030	$2,910,000	$3,889,189
Fannie Mae, 6.625%, 11/15/2030	1,364,000	1,712,012
Federal Farm Credit Bank, 5.125%, 8/25/2016	3,640,000	4,012,347
Federal Home Loan Bank, 4.625%, 10/10/2012	3,600,000	3,919,237
Federal Home Loan Bank, 5.25%, 6/18/2014	4,950,000	5,567,607
Freddie Mac, 5.50%, 7/18/2016	2,600,000	2,955,927
Freddie Mac, 3.75%, 3/27/2019	15,565,000	15,573,654
Freddie Mac, 6.75%, 3/15/2031	718,000	913,377
Freddie Mac, 6.25%, 7/15/2032	1,625,000	1,977,128

Total Other Agencies (Identified Cost $61,896,113)		62,196,166

TOTAL U.S. GOVERNMENT AGENCIES (Identified Cost $103,921,733)		105,074,523

SHORT-TERM INVESTMENTS - 9.78%
Dreyfus Cash Management, Inc. - Institutional Shares[10] , 0.13%	8,477,543	8,477,543
Fannie Mae Discount Notes[11] , 0.09%, 1/12/2010	$10,000,000	9,999,010
Federal Home Loan Bank Discount Notes[11] , 0.35%, 10/8/2010	3,000,000	2,989,233
U.S. Treasury Bill[11] , 0.38%, 11/5/2009	3,000,000	2,999,950
U.S. Treasury Bill[11] , 0.08%, 11/19/2009	13,000,000	12,999,577
U.S. Treasury Bill[11] , 0.22%, 11/27/2009	4,000,000	3,999,596

TOTAL SHORT-TERM INVESTMENTS (Identified Cost $41,464,920)		41,464,909

TOTAL INVESTMENTS - 100.59% (Identified Cost $411,996,714)		426,572,417

LIABILITIES, LESS OTHER ASSETS - (0.59%)		(2,491,994)

NET ASSETS - 100%		$424,080,423

ADR - American Depository Receipt

BDR - Brazilian Depository Receipt

NVDR - Non-Voting Depository Receipt

*Non-income producing security

**Less than 0.01%

1Bank of New York Mellon Corp. is the Fund’s custodian.

2Latest quoted sales price is not available and the latest quoted bid price was used to value the security.

3The coupon rate is a floating rate and is subject to change semi-annually. The coupon rate stated is the rate as of October 31, 2009.

4Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under rule 144A and have been determined to be liquid under guidelines

28	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2009

established by the Board of Directors. These securities amount to $4,069,258, or 0.96%, of the Series’ net assets as of October 31, 2009 (see Note 2 to the financial statements).

5Security has been valued at fair value (see Note 2 to the financial statements).

6Security insured under the Federal Deposit Insurance Corporation Temporary Liquidity Guarantee Program.

7The coupon rate is a floating rate and is subject to change monthly. The coupon rate stated is the rate as of October 31, 2009.

8Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. This security was acquired on October 13, 2009 at a cost of $52,529 ($87.00 per share). This security has been sold under rule 144A and has been determined to be illiquid under guidelines established by the Board of Directors. This security amounts to $51,925, or 0.01%, of the Series’ net assets as of October 31, 2009 (see Note 2 to the financial statements).

9Securities purchased on a forward commitment or when-issued basis. TBA - to be announced.

10Rate shown is the current yield as of report date.

11Rate shown reflects the annualized yield at time of purchase.

The accompanying notes are an integral part of the financial statements.	29

Statement of Assets and Liabilities - Pro-Blend® Conservative Term Series

October 31, 2009

ASSETS:

Investments, at value (identified cost $411,996,714) (Note 2)	$426,572,417
Cash	696,967
Foreign currency, at value (cost $3,419)	3,411
Interest receivable	3,204,335
Receivable for fund shares sold	1,374,810
Dividends receivable	44,770
Foreign tax reclaims receivable	30,480

TOTAL ASSETS	431,927,190

LIABILITIES:

Accrued management fees (Note 3)	185,172
Accrued shareholder services fees (Class S) (Note 3)	51,496
Accrued fund accounting and transfer agent fees (Note 3)	17,749
Accrued Chief Compliance Officer service fees (Note 3)	412
Accrued directors’ fees (Note 3)	176
Payable for securities purchased	7,284,951
Payable for fund shares repurchased	249,767
Audit fees payable	32,922
Other payables and accrued expenses	24,122

TOTAL LIABILITIES	7,846,767

TOTAL NET ASSETS	$424,080,423

NET ASSETS CONSIST OF:

Capital stock	$363,699
Additional paid-in-capital	408,042,864
Undistributed net investment income	3,372,561
Accumulated net realized loss on investments, foreign currency and translation of other assets and liabilities	(2,276,268)
Net unrealized appreciation on investments, foreign currency and translation of other assets and liabilities	14,577,567

TOTAL NET ASSETS	$424,080,423

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($328,200,989/26,883,443 shares)	$12.21

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($95,879,434/9,486,435 shares)	$10.11

30	The accompanying notes are an integral part of the financial statements.

Statement of Operations - Pro-Blend® Conservative Term Series

For the Year Ended October 31, 2009

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $35,127)	$1,085,452
Interest	5,616,913

Total Investment Income	6,702,365

EXPENSES:

Management fees (Note 3)	1,396,882
Shareholder services fees (Class S) (Note 3)	381,521
Fund accounting and transfer agent fees (Note 3)	149,412
Directors’ fees (Note 3)	12,479
Chief Compliance Officer service fees (Note 3)	3,800
Custodian fees	30,250
Miscellaneous	111,281

Total Expenses	2,085,625
Less reduction of expenses (Note 3)	(69,235)

Net Expenses	2,016,390

NET INVESTMENT INCOME	4,685,975

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	248,005
Foreign currency and translation of other assets and liabilities	(3,545)

244,460

Net change in unrealized appreciation (depreciation) on-
Investments	22,244,061
Foreign currency and translation of other assets and liabilities	4,816

22,248,877

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	22,493,337

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$27,179,312

The accompanying notes are an integral part of the financial statements.	31

Statements of Changes in Net Assets - Pro-Blend® Conservative Term Series

	For the Year Ended 10/31/09	For the Year Ended 10/31/08

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$4,685,975	$2,827,876
Net realized gain (loss) on investments and foreign currency	244,460	(2,432,127)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	22,248,877	(11,077,037)

Net increase (decrease) from operations	27,179,312	(10,681,288)

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(2,955,314)	(2,505,754)
From net investment income (Class I)	(235,623)	(2)
From net realized gain on investments (Class S)	—	(3,940,142)

Total distributions to shareholders	(3,190,937)	(6,445,898)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	260,840,800	45,811,636

Net increase in net assets	284,829,175	28,684,450

NET ASSETS:

Beginning of year	139,251,248	110,566,798

End of year (including undistributed net investment income of $3,372,561 and $1,877,915, respectively)	$424,080,423	$139,251,248

32	The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Conservative Term Series - Class S

	For the Years Ended
	10/31/09	10/31/08	10/31/07	10/31/06	10/31/05

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$11.13	$12.74	$12.35	$11.90	$11.54

Income (loss) from investment operations:
Net investment income	0.23[1]	0.24	0.30	0.28	0.17
Net realized and unrealized gain (loss) on investments	1.07	(1.15)	0.65	0.69	0.46

Total from investment operations	1.30	(0.91)	0.95	0.97	0.63

Less distributions to shareholders:
From net investment income	(0.22)	(0.27)	(0.31)	(0.20)	(0.18)
From net realized gain on investments	—	(0.43)	(0.25)	(0.32)	(0.09)

Total distributions to shareholders	(0.22)	(0.70)	(0.56)	(0.52)	(0.27)

Net asset value - End of year	$12.21	$11.13	$12.74	$12.35	$11.90

Net assets - End of year (000’s omitted)	$328,201	$139,174	$110,567	$71,790	$45,899

Total return[2]	11.83%	(7.52%)	7.95%	8.49%	5.49%
Ratios (to average net assets)/ Supplemental Data:
Expenses*	0.90%	0.92%	0.99%	1.00%	1.00%
Net investment income	1.97%	2.33%	2.73%	2.65%	1.81%
Series portfolio turnover	47%	45%	49%	48%	60%

*The investment advisor did not impose all or a portion of its management fees, CCO fees and fund accounting and transfer agent fees in some years. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have been increased by the following amount:

	0.03%	0.05%	N/A	0.07%	0.21%

1Calculated based on average shares outstanding during the year.

2Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

The accompanying notes are an integral part of the financial statements.	33

Financial Highlights - Pro-Blend® Conservative Term Series - Class I

	For the Year Ended 10/31/09	For the Period 3/28/08[1] to 10/31/08

Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$9.27	$10.00

Income (loss) from investment operations:
Net investment income	0.21[2]	0.06
Net realized and unrealized gain (loss) on investments	0.87	(0.74)

Total from investment operations	1.08	(0.68)

Less distributions to shareholders:
From net investment income	(0.24)	(0.05)

Net asset value - End of period	$10.11	$9.27

Net assets - End of period (000’s omitted)	$95,879	$77

Total return[3]	11.94%	(6.81%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.70%	0.70%[4]
Net investment income	2.17%	1.81%[4]
Series portfolio turnover	47%	45%

*The investment advisor did not impose all or a portion of its management fees, CCO fees and fund accounting and transfer agent fees in some periods. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have been increased by the following amount:

	0.03%	0.15%[4]

1Commencement of operations.

2Calculated based on average shares outstanding during the year.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during certain periods. Periods less than one year are not annualized.

4Annualized.

34	The accompanying notes are an integral part of the financial statements.

Performance Update - Pro-Blend® Moderate Term Series (unaudited)

	Average Annual Total Returns As of October 31, 2009
	One Year	Five Year	Ten Year	Since Inception[1]
Manning & Napier Fund, Inc. - Pro-Blend® Moderate Term Series - Class S2	13.65%	4.96%	6.07%	6.81%
Manning & Napier Fund, Inc. - Pro-Blend® Moderate Term Series - Class I2,3	14.11%	5.26%	6.40%	7.16%
Barclays Capital U.S. Aggregate Bond Index[4,6]	13.79%	5.05%	6.31%	6.15%
10%/30%/60% Blended Index[4,5,6]	15.56%	4.34%	4.46%	6.76%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Pro-Blend® Moderate Term Series - Class S for the ten years ended October 31, 2009 to the Barclays Capital U.S. Aggregate Bond Index and a 10%/30%/60% Blended Index.

1Performance numbers for the Series are calculated from September 15, 1993, the Class S inception date. The Barclays Capital U.S. Aggregate Bond Index only publishes month-end numbers; therefore, performance numbers for the Indices are calculated from September 30, 1993.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2009, this net expense ratio was 1.10% for Class S and 0.85% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.12% for Class S and 0.87% for Class I for the year ended October 31, 2009.

3For periods prior to the inception of Class I on March 28, 2008, the performance figures are hypothetical and reflect the performance of the Manning & Napier Fund, Inc. - Pro-Blend® Moderate Term Series - Class S adjusted for expense differences.

4The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The Index returns assume reinvestment of income and, unlike Series returns, do not reflect any fees or expenses.

5The 10%/30%/60% Blended Index is 10% Morgan Stanley Capital International (MSCI) All Country World Index ex U.S., 30% Russell 3000® Index, and 60% Barclays Capital U.S. Aggregate Bond Index. The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market country indices outside the United States. The Index is denominated in U.S. Dollars. The Index returns assume daily reinvestment of gross dividends (which do not account for foreign dividend taxation) from the inception of the Series (see Note 1 above) through December 31, 1998, as net returns were not available. Subsequent to December 31, 1998, the Index returns assume daily reinvestment of net dividends (thus accounting for foreign dividend taxation). The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Both Indices’ returns, unlike Series returns, do not reflect any fees or expenses.

6Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative Indices’ portfolios.

35

Shareholder Expense Example - Pro-Blend® Moderate Term Series (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the Hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 5/1/09	Ending Account Value 10/31/09	Expenses Paid During Period 5/1/09-10/31/09*	Annualized Expense ratio
Class S
Actual	$1,000.00	$1,116.40	$5.87	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.60	1.10%
Class I
Actual	$1,000.00	$1,118.90	$4.54	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33	0.85%

*Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which is based on one-year data. The Class’ total return would have been lower had certain expenses not been waived during the period.

36

Portfolio Composition - Pro-Blend® Moderate Term Series (unaudited)

As of October 31, 2009

Sector Allocation4

Information Technology	15.14%
Financials	14.82%
Health Care	10.90%
Industrials	7.96%
Consumer Discretionary	7.89%
Consumer Staples	5.47%
Energy	4.57%
Materials	3.39%
Utilities	0.54%
Telecommunication Services	0.48%

4Including common stocks, preferred stocks, warrants and corporate bonds, as a percentage of total investments.

Top Ten Stock Holdings5

Google, Inc. - Class A	2.27%
Microsoft Corp.	1.94%
Southwest Airlines Co.	1.77%
The Walt Disney Co.	1.53%
Cisco Systems, Inc.	1.49%
EMC Corp.	1.27%
United Parcel Service, Inc. - Class B	1.15%
Unilever plc - ADR (United Kingdom)	1.14%
Nokia Corp. - ADR (Finland)	1.09%
Electronic Arts, Inc. (EA)	1.07%

5As a percentage of total investments.

37

Investment Portfolio - October 31, 2009

Pro-Blend® Moderate Term Series	Shares	Value (Note 2)

COMMON STOCKS - 46.72%

Consumer Discretionary - 5.21%
Auto Components - 0.04%
Hankook Tire Co. Ltd. (South Korea)	5,000	$96,849
WABCO Holdings, Inc.	2,350	55,742

		152,591

Automobiles - 0.05%
Bayerische Motoren Werke AG (BMW) (Germany)	1,670	81,828
Hyundai Motor Co. (South Korea)	1,310	121,332
Suzuki Motor Corp. (Japan)	1,300	32,278

		235,438

Diversified Consumer Services - 0.01%
Coinstar, Inc.*	1,770	56,180

Hotels, Restaurants & Leisure - 1.00%
Carnival Corp.*	88,875	2,588,040
Choice Hotels International, Inc	1,580	47,116
Club Mediterranee S.A. (France)*	2,590	52,695
International Game Technology	97,130	1,732,799

		4,420,650

Household Durables - 0.47%
Corporacion Geo S.A.B. de C.V. - Class B (Mexico)*	25,910	68,191
Fortune Brands, Inc.	40,110	1,562,284
LG Electronics, Inc. (South Korea)	1,070	101,366
NVR, Inc.*	170	112,586
Rodobens Negocios Imobiliarios S.A. (Brazil)	22,910	239,166

		2,083,593

Leisure Equipment & Products - 0.01%
Sankyo Co. Ltd. (Japan)	800	46,303

Media - 2.38%
Comcast Corp. - Class A	199,923	2,898,884
Grupo Televisa S.A. - ADR (Mexico)	10,470	202,699
Impresa-Sociedade Gestora de Participacoes S.A. (Portugal)*	8,330	16,672
The McGraw-Hill Companies, Inc.	6,600	189,948
Mediacom Communications Corp. - Class A*	13,650	65,247
Reed Elsevier plc - ADR (United Kingdom)	1,384	41,741
Societe Television Francaise 1 (France)	17,250	271,757
The Walt Disney Co.	246,370	6,743,147
Wolters Kluwer N.V. (Netherlands)	3,705	82,850

		10,512,945

Multiline Retail - 0.03%
Nordstrom, Inc.	2,860	90,891

38	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2009

Pro-Blend® Moderate Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Consumer Discretionary (continued)
Multiline Retail (continued)
PPR (France)	325	$35,565

		126,456

Specialty Retail - 1.17%
Dick’s Sporting Goods, Inc.*	7,750	175,848
Dufry South America Ltd. - BDR (Bermuda)	3,110	54,022
The Finish Line, Inc. - Class A	9,320	94,505
The Home Depot, Inc.	42,870	1,075,608
KOMERI Co. Ltd. (Japan)	2,700	75,587
Lowe’s Companies, Inc.	81,640	1,597,695
The Sherwin-Williams Co.	36,320	2,071,693

		5,144,958

Textiles, Apparel & Luxury Goods - 0.05%
Adidas AG (Germany)	1,570	72,780
LVMH S.A. (Louis Vuitton Moet Hennessy) (France)	480	49,907
True Religion Apparel, Inc.*	3,500	90,195

		212,882

Total Consumer Discretionary		22,991,996

Consumer Staples - 4.62%
Beverages - 0.08%
Diageo plc (United Kingdom)	5,360	87,619
Heineken N.V. (Netherlands)	3,580	158,661
Kirin Holdings Co. Ltd. (Japan)	6,400	106,436

		352,716

Food & Staples Retailing - 0.23%
BJ’s Wholesale Club, Inc.*	4,960	173,749
Carrefour S.A. (France)	11,150	480,288
Casino Guichard-Perrachon S.A. (France)	1,120	89,302
Tesco plc (United Kingdom)	37,955	253,754

		997,093

Food Products - 4.26%
Cadbury plc (United Kingdom)	35,898	453,962
Danone S.A. (France)	1,470	88,599
Dean Foods Co.*	139,930	2,550,924
Flowers Foods, Inc.	5,290	123,574
General Mills, Inc.	50,070	3,300,614
Kellogg Co.	54,540	2,810,992
Nestle S.A. (Switzerland)	92,440	4,308,881
Sanderson Farms, Inc.	1,760	64,398
Suedzucker AG (Germany)	2,970	61,453

The accompanying notes are an integral part of the financial statements.	39

Investment Portfolio - October 31, 2009

Pro-Blend® Moderate Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Food Products (continued)
Unilever plc - ADR (United Kingdom)	168,694	$5,032,142

		18,795,539

Household Products - 0.04%
Kao Corp. (Japan)	1,900	42,848
Reckitt Benckiser Group plc (United Kingdom)	2,570	128,017

		170,865

Personal Products - 0.01%
Alberto-Culver Co.	2,450	65,709

Total Consumer Staples		20,381,922

Energy - 2.97%
Energy Equipment & Services - 2.02%
Baker Hughes, Inc.	93,325	3,926,183
Calfrac Well Services Ltd. (Canada)	12,510	198,162
Compagnie Generale de Geophysique - Veritas (CGG - Veritas) (France)*	8,330	165,556
Dril-Quip, Inc.*	2,350	114,186
Trican Well Service Ltd. (Canada)	23,490	274,833
Weatherford International Ltd. (Switzerland)*	242,620	4,253,129

		8,932,049

Oil, Gas & Consumable Fuels - 0.95%
BP plc (United Kingdom)	8,410	78,994
Cameco Corp. (Canada)	2,790	75,916
Forest Oil Corp.*	2,110	41,356
Hess Corp.	61,670	3,375,816
Mariner Energy, Inc.*	3,151	40,143
Royal Dutch Shell plc - Class B - ADR (Netherlands)	2,880	167,501
Royal Dutch Shell plc - Class B (Netherlands)	2,932	84,694
Talisman Energy, Inc. (Canada)	9,150	156,101
Total S.A. (France)	1,880	112,425
Uranium One, Inc. (Canada)*	21,200	60,149

		4,193,095

Total Energy		13,125,144

Financials - 3.49%
Capital Markets - 1.40%
Bank of New York Mellon Corp.[1]	119,440	3,184,270
Credit Suisse Group AG - ADR (Switzerland)	1,650	87,945
Daiwa Securities Group, Inc. (Japan)	2,000	10,909
Federated Investors, Inc. - Class B	16,970	445,463
GAM Holding Ltd. (Switzerland)	14,180	173,743

40	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2009

Pro-Blend® Moderate Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Financials (continued)
Capital Markets (continued)
The Goldman Sachs Group, Inc.	890	$151,451
Legg Mason, Inc.	5,660	164,763
Northern Trust Corp.	2,830	142,208
SEI Investments Co.	100,100	1,748,747
State Street Corp.	1,890	79,342

		6,188,841

Commercial Banks - 0.28%
BNP Paribas (France)	1,070	81,016
The Chugoku Bank Ltd. (Japan)	4,800	65,802
Commerzbank AG (Germany)*	1,625	16,979
Credit Agricole S.A. (France)	2,415	46,576
First Commonwealth Financial Corp.	29,200	153,300
The Hachijuni Bank Ltd. (Japan)	9,800	59,117
HSBC Holdings plc - ADR (United Kingdom)	3,392	187,883
ICICI Bank Ltd. - ADR (India)	4,290	134,921
KeyCorp.	26,590	143,320
Mitsubishi UFJ Financial Group, Inc. (Japan)	2,800	15,397
Societe Generale - ADR (France)[2]	6,440	90,482
The Sumitomo Trust & Banking Co. Ltd. (Japan)	9,800	53,020
Wilmington Trust Corp.	16,100	194,005

		1,241,818

Consumer Finance - 0.88%
American Express Co.	108,540	3,781,534
Discover Financial Services	6,770	95,728

		3,877,262

Diversified Financial Services - 0.23%
Financiere Marc de Lacharriere S.A. (Fimalac) (France)	4,225	220,698
ING Groep N.V. (Netherlands)*	1,285	16,898
JPMorgan Chase & Co.	9,980	416,865
Moody’s Corp.	15,250	361,120

		1,015,581

Insurance - 0.44%
Allianz SE (Germany)	5,020	576,534
Amil Participacoes S.A. (Brazil)	29,440	167,121
AXA S.A. (France)	1,260	31,550
Brown & Brown, Inc.	6,310	115,915
Muenchener Rueckversicherungs AG (MunichRe) (Germany)	1,335	211,475
Principal Financial Group, Inc.	2,490	62,350
The Progressive Corp.*	23,890	382,240

The accompanying notes are an integral part of the financial statements.	41

Investment Portfolio - October 31, 2009

Pro-Blend® Moderate Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Financials (continued)
Insurance (continued)
Willis Group Holdings Ltd. (United Kingdom)	14,465	$390,555

		1,937,740

Real Estate Investment Trusts (REITS) - 0.11%
Alstria Office REIT AG (Germany)	8,790	97,277
American Campus Communities, Inc.	2,010	54,310
Corporate Office Properties Trust	7,710	255,895
Home Properties, Inc.	1,460	57,203

		464,685

Thrifts & Mortgage Finance - 0.15%
Aareal Bank AG (Germany)*	3,310	71,703
First Niagara Financial Group, Inc.	20,160	258,854
NewAlliance Bancshares, Inc.	20,170	223,484
People’s United Financial, Inc.	6,130	98,264

		652,305

Total Financials		15,378,232

Health Care - 9.89%
Biotechnology - 0.88%
Celera Corp.*	96,520	597,459
Genzyme Corp.*	65,200	3,299,120

		3,896,579

Health Care Equipment & Supplies - 2.55%
Abaxis, Inc.*	7,660	174,801
Becton, Dickinson and Co.	50,330	3,440,559
Cochlear Ltd. (Australia)	7,040	406,204
Conmed Corp.*	23,200	491,608
Covidien plc (Ireland)	28,040	1,181,045
DENTSPLY International, Inc.	15,310	504,618
DexCom, Inc.*	45,910	314,943
Gen-Probe, Inc.*	12,250	511,070
Hologic, Inc.*	15,470	228,647
Inverness Medical Innovations, Inc.*	20,680	786,047
Micrus Endovascular Corp.*	6,235	73,698
Mindray Medical International Ltd. - ADR (China)	17,080	524,868
Nobel Biocare Holding AG (Switzerland)	16,410	467,075
OraSure Technologies, Inc.*	79,980	260,735
Shandong Weigao Group Medical Polymer Co. Ltd. - Class H (China)	85,000	302,153
Sirona Dental Systems, Inc.*	11,140	299,777
Straumann Holding AG (Switzerland)	2,320	560,834

42	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2009

Pro-Blend® Moderate Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Health Care (continued)
Health Care Equipment & Supplies (continued)
Synthes, Inc.	2,130	$253,299
Zoll Medical Corp.*	24,340	472,683

		11,254,664

Health Care Providers & Services - 1.73%
Aetna, Inc.	16,580	431,577
Bio-Reference Laboratories, Inc.*	6,830	220,814
Bumrungrad Hospital Public Co. Ltd. - NVDR (Thailand)	45,000	37,696
CIGNA Corp.	15,280	425,395
Diagnosticos da America S.A. (Brazil)*	20,450	504,401
Quest Diagnostics, Inc.	66,790	3,735,565
Sonic Healthcare Ltd. (Australia)	76,360	963,668
UnitedHealth Group, Inc.	16,070	417,016
VCA Antech, Inc.*	19,440	463,061
WellPoint, Inc.*	8,980	419,905

		7,619,098

Health Care Technology - 0.59%
Allscripts - Misys Healthcare Solutions, Inc.*	13,850	270,075
Cerner Corp.*	18,749	1,425,674
Eclipsys Corp.*	47,203	885,056

		2,580,805

Life Sciences Tools & Services - 2.34%
Caliper Life Sciences, Inc.*	91,758	202,785
ICON plc - ADR (Ireland)*	13,960	344,812
Lonza Group AG (Switzerland)	14,036	1,093,848
Millipore Corp.*	33,200	2,224,732
PerkinElmer, Inc.	169,859	3,161,076
Thermo Fisher Scientific, Inc.*	72,660	3,269,700

		10,296,953

Pharmaceuticals - 1.80%
AstraZeneca plc - ADR (United Kingdom)	1,520	68,263
AstraZeneca plc (United Kingdom)	930	41,853
Bayer AG (Germany)	4,425	307,564
GlaxoSmithKline plc (United Kingdom)	5,710	117,145
Johnson & Johnson	56,990	3,365,260
Novartis AG - ADR (Switzerland)	73,950	3,841,702
Sanofi - Aventis S.A. (France)	880	64,422
Shire plc (United Kingdom)	7,075	124,479

The accompanying notes are an integral part of the financial statements.	43

Investment Portfolio - October 31, 2009

Pro-Blend® Moderate Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Health Care (continued)
Pharmaceuticals (continued)
Takeda Pharmaceutical Co. Ltd. (Japan)	700	$28,384

		7,959,072

Total Health Care		43,607,171

Industrials - 4.52%
Aerospace & Defense - 0.06%
Empresa Brasileira de Aeronautica S.A. (Embraer) - ADR (Brazil)*	11,210	227,002
Hexcel Corp.*	3,500	38,500

		265,502

Air Freight & Logistics - 1.98%
FedEx Corp.	46,810	3,402,619
TNT N.V. (Netherlands)	10,959	291,590
United Parcel Service, Inc. - Class B	94,070	5,049,678

		8,743,887

Airlines - 1.87%
AirTran Holdings, Inc.*	35,310	149,361
Deutsche Lufthansa AG (Germany)	6,865	106,080
Ryanair Holdings plc - ADR (Ireland)*	4,200	114,534
Singapore Airlines Ltd. (Singapore)	7,000	67,925
Southwest Airlines Co.	927,950	7,794,780

		8,232,680

Building Products - 0.02%
Owens Corning*	4,200	92,862

Commercial Services & Supplies - 0.09%
Tomra Systems ASA (Norway)	78,830	397,874

Electrical Equipment - 0.14%
ABB Ltd. (Asea Brown Boveri) - ADR (Switzerland)	13,140	243,484
Alstom S.A. (France)	1,120	78,003
Gamesa Corporacion Tecnologica S.A. (Spain)	4,630	85,035
Nexans S.A. (France)	1,990	141,187
Schneider Electric S.A. (France)	790	82,557

		630,266

Industrial Conglomerates - 0.16%
Siemens AG (Germany)	7,360	665,802
Sonae (Portugal)	16,575	21,831
Sonae Capital S.A. (SGPS) (Portugal)*	2,074	2,717

		690,350

44	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2009

Pro-Blend® Moderate Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Industrials (continued)
Machinery - 0.06%
FANUC Ltd. (Japan)	400	$34,261
Lindsay Corp.	1,920	63,034
MAN SE (Germany)	910	74,968
Wabtec Corp.	2,180	80,137

		252,400

Professional Services - 0.08%
Equifax, Inc.	7,430	203,434
Experian plc (Ireland)	18,620	170,831

		374,265

Road & Rail - 0.06%
All America Latina Logistica S.A. (Brazil)	29,810	218,803
Kansas City Southern*	2,260	54,760

		273,563

Total Industrials		19,953,649

Information Technology - 13.94%
Communications Equipment - 3.39%
Alcatel-Lucent - ADR (France)*	95,110	350,956
Blue Coat Systems, Inc.*	22,930	510,881
Cisco Systems, Inc.*	286,754	6,552,329
Infinera Corp.*	58,480	434,506
Juniper Networks, Inc.*	78,867	2,011,897
Nokia Corp. - ADR (Finland)	380,990	4,804,284
Riverbed Technology, Inc.*	14,780	302,842

		14,967,695

Computers & Peripherals - 1.27%
Diebold, Inc.	710	21,470
EMC Corp.*	339,300	5,588,271

		5,609,741

Electronic Equipment, Instruments & Components - 0.05%
KEYENCE Corp. (Japan)	121	24,492
LoJack Corp.*	44,745	188,824

		213,316

Internet Software & Services - 2.37%
comScore, Inc.*	18,700	286,671
Google, Inc. - Class A*	18,596	9,969,687
Vocus, Inc.*	9,800	177,380

		10,433,738

The accompanying notes are an integral part of the financial statements.	45

Investment Portfolio - October 31, 2009

Pro-Blend® Moderate Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Information Technology (continued)
IT Services - 1.47%
Accenture plc - Class A (Ireland)	9,730	$360,788
Amdocs Ltd. (Guernsey)*	24,740	623,448
Automatic Data Processing, Inc.	89,888	3,577,542
Cap Gemini S.A. (France)	7,260	337,727
Companhia Brasileira de Meios de Pagamento (Brazil)	43,790	402,949
Online Resources Corp.*	47,800	250,950
Paychex, Inc.	11,870	337,227
Redecard S.A. (Brazil)	26,700	391,952
The Western Union Co.	12,070	219,312

		6,501,895

Semiconductors & Semiconductor Equipment - 0.27%
Advantest Corp. (Japan)	9,000	205,966
Hynix Semiconductor, Inc. (South Korea)*	1,400	21,374
KLA-Tencor Corp.	5,750	186,932
Lam Research Corp.*	7,740	260,993
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan)	9,066	86,490
Tokyo Electron Ltd. (Japan)	7,260	422,623

		1,184,378

Software - 5.12%
Autodesk, Inc.*	171,630	4,278,736
DemandTec, Inc.*	9,920	87,197
Electronic Arts, Inc. (EA)*	257,170	4,690,781
Intuit, Inc.*	7,110	206,688
Microsoft Corp.	308,240	8,547,495
Misys plc (United Kingdom)*	38,700	131,543
Net 1 UEPS Technologies, Inc. (South Africa)*	9,000	157,410
SAP AG - ADR (Germany)	81,700	3,698,559
SAP AG (Germany)	2,150	97,452
Shanda Interactive Entertainment Ltd. - ADR (China)*	5,160	225,389
Square Enix Holdings Co. Ltd. (Japan)	2,900	73,293
TIBCO Software, Inc.*	15,000	131,250
UbiSoft Entertainment S.A. (France)*	14,620	231,292

		22,557,085

Total Information Technology		61,467,848

Materials - 1.68%
Chemicals - 1.04%
Arkema S.A. (France)	20	767
Calgon Carbon Corp.*	11,855	187,783
Johnson Matthey plc (United Kingdom)	3,130	72,536

46	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2009

Pro-Blend® Moderate Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Materials (continued)
Chemicals (continued)
Monsanto Co.	63,470	$4,263,915
The Scotts Miracle-Gro Co. - Class A	1,360	55,243

		4,580,244

Containers & Packaging - 0.01%
Bemis Co., Inc.	2,470	63,800

Paper & Forest Products - 0.63%
Norbord, Inc. (Canada)	2,580	35,503
Weyerhaeuser Co.	75,493	2,743,416

		2,778,919

Total Materials		7,422,963

Telecommunication Services - 0.27%
Diversified Telecommunication Services - 0.04%
France Telecom S.A. (France)	2,570	63,767
Hutchison Telecommunications Hong Kong Holdings Ltd. (Hong Kong)	34,820	6,065
Swisscom AG - ADR (Switzerland)[2]	2,985	107,311

		177,143

Wireless Telecommunication Services - 0.23%
American Tower Corp. - Class A*	4,950	182,259
Crown Castle International Corp.*	10,080	304,617
Hutchison Telecommunications International Ltd. (Hong Kong)	34,820	7,054
SBA Communications Corp. - Class A*	10,780	304,104
SK Telecom Co. Ltd. - ADR (South Korea)	12,530	209,376

		1,007,410

Total Telecommunication Services		1,184,553

Utilities - 0.13%
Electric Utilities - 0.05%
E.ON AG (Germany)	5,420	208,103

Independent Power Producers & Energy Traders - 0.02%
Mirant Corp.*	2,980	41,661
RRI Energy, Inc.*	9,090	47,904

		89,565

Multi-Utilities - 0.04%
GDF Suez (France)	1,695	71,104
National Grid plc (United Kingdom)	9,470	94,266

		165,370

The accompanying notes are an integral part of the financial statements.	47

Investment Portfolio - October 31, 2009

Pro-Blend® Moderate Term Series	Shares/ Principal Amount	Value (Note 2)

COMMON STOCKS (continued)

Utilities (continued)
Water Utilities - 0.02%
Cia de Saneamento de Minas Gerais - Copasa MG (Brazil)	6,370	$112,097

Total Utilities		575,135

TOTAL COMMON STOCKS (Identified Cost $194,841,109)		206,088,613

PREFERRED STOCKS - 0.29%
Consumer Staples - 0.02%
Household Products - 0.02%
Henkel AG & Co. KGaA (Germany)	2,160	98,415

Financials - 0.27%
Commercial Banks - 0.12%
PNC Financial Services Group, Inc., Series K	185,000	185,496
Wells Fargo & Co., Series K	360,000	337,050

		522,546

Diversified Financial Services - 0.15%
Bank of America Corp., Series K	365,000	328,237
JPMorgan Chase & Co., Series 1	335,000	336,853

		665,090

Total Financials		1,187,636

TOTAL PREFERRED STOCKS (Identified Cost $1,266,626)		1,286,051

WARRANTS - 0.00%**
Health Care - 0.00%**
Life Sciences Tools & Services - 0.00%**
Caliper Life Sciences, Inc., 8/10/2011 (Identified Cost $5,086)	10,455	1,098

CORPORATE BONDS - 23.94%
Convertible Corporate Bonds - 0.31%
Consumer Discretionary - 0.04%
Hotels, Restaurants & Leisure - 0.04%
Carnival Corp. (Panama), 2.00%, 4/15/2021	$175,000	182,000

Consumer Staples - 0.02%
Beverages - 0.02%
Central European Distribution Corp., 3.00%, 3/15/2013	105,000	86,100

48	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2009

Pro-Blend® Moderate Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Convertible Corporate Bonds (continued)
Health Care - 0.11%
Biotechnology - 0.09%
Amgen, Inc., 0.375%, 2/1/2013	$400,000	$393,500

Health Care Equipment & Supplies - 0.02%
Medtronic, Inc., 1.625%, 4/15/2013	90,000	87,525

Total Health Care		481,025

Industrials - 0.08%
Airlines - 0.08%
AirTran Holdings, Inc., 5.25%, 11/1/2016	85,000	80,325
JetBlue Airways Corp., 3.75%, 3/15/2035	270,000	265,613

Total Industrials		345,938

Information Technology - 0.06%
Computers & Peripherals - 0.06%
EMC Corp., 1.75%, 12/1/2013	215,000	258,000

Total Convertible Corporate Bonds (Identified Cost $1,381,529)		1,353,063

Non-Convertible Corporate Bonds - 23.63%
Consumer Discretionary - 2.61%
Diversified Consumer Services - 0.03%
Affinion Group, Inc., 11.50%, 10/15/2015	110,000	114,950

Hotels, Restaurants & Leisure - 0.93%
International Game Technology, 7.50%, 6/15/2019	1,715,000	1,895,432
McDonald’s Corp., 5.80%, 10/15/2017	325,000	364,380
McDonald’s Corp., 6.30%, 10/15/2037	445,000	501,024
Pinnacle Entertainment, Inc., 7.50%, 6/15/2015	545,000	490,500
Scientific Games Corp.[3] , 7.875%, 6/15/2016	250,000	245,000
Scientific Games International, Inc.[3,4] , 9.25%, 6/15/2019	150,000	156,000
Wendy’s - Arby’s Restaurants LLC[3] , 10.00%, 7/15/2016	250,000	266,250
Yonkers Racing Corp.[3] , 11.375%, 7/15/2016	165,000	171,600

		4,090,186

Household Durables - 0.22%
Fortune Brands, Inc., 6.375%, 6/15/2014	465,000	494,168
Fortune Brands, Inc., 5.375%, 1/15/2016	400,000	403,487
Jarden Corp., 7.50%, 5/1/2017	90,000	88,650

		986,305

Media - 0.86%
Cablevision Systems Corp.[3] , 8.625%, 9/15/2017	545,000	564,075
Cinemark USA, Inc.[3] , 8.63%, 6/15/2019	165,000	170,775
Comcast Corp., 6.50%, 11/15/2035	280,000	289,817

The accompanying notes are an integral part of the financial statements.	49

Investment Portfolio - October 31, 2009

Pro-Blend® Moderate Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Discretionary (continued)
Media (continued)
Comcast Corp., 6.95%, 8/15/2037	$185,000	$201,791
Interpublic Group of Companies, Inc., 10.00%, 7/15/2017	125,000	134,375
MDC Partners, Inc. (Canada)[3] , 11.00%, 11/1/2016	95,000	95,119
Mediacom LLC - Mediacom Capital Corp.[3] , 9.125%, 8/15/2019	165,000	170,362
Time Warner, Inc., 7.625%, 4/15/2031	730,000	816,430
UPC Holding B.V. (Netherlands)[3] , 9.875%, 4/15/2018	85,000	89,887
Virgin Media Finance plc, Series 1, (United Kingdom), 9.50%, 8/15/2016	250,000	264,375
The Walt Disney Co., Series B, 7.00%, 3/1/2032	615,000	746,858
WMG Acquisition Corp.[3] , 9.50%, 6/15/2016	85,000	90,738
XM Satellite Radio, Inc.[3] , 11.25%, 6/15/2013	165,000	173,250

		3,807,852

Multiline Retail - 0.14%
Target Corp., 6.00%, 1/15/2018	560,000	628,604

Specialty Retail - 0.32%
The Home Depot, Inc., 5.40%, 3/1/2016	955,000	1,007,851
Lowe’s Companies, Inc., 6.10%, 9/15/2017	340,000	381,365

		1,389,216

Textiles, Apparel & Luxury Goods - 0.11%
Jones Apparel Group, Inc., 6.125%, 11/15/2034	165,000	132,000
Levi Strauss & Co., 8.875%, 4/1/2016	90,000	91,800
VF Corp., 5.95%, 11/1/2017	250,000	270,793

		494,593

Total Consumer Discretionary		11,511,706

Consumer Staples - 0.80%
Beverages - 0.31%
The Coca - Cola Co., 5.35%, 11/15/2017	330,000	358,684
Constellation Brands, Inc., 8.375%, 12/15/2014	250,000	263,750
Pepsico, Inc., 5.00%, 6/1/2018	315,000	335,517
Pepsico, Inc., 7.90%, 11/1/2018	315,000	395,875

		1,353,826

Food & Staples Retailing - 0.11%
The Kroger Co., 6.75%, 4/15/2012	315,000	345,276
Rite Aid Corp., 9.75%, 6/12/2016	125,000	135,000

		480,276

50	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2009

Pro-Blend® Moderate Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Staples (continued)
Food Products - 0.38%
Dole Food Co., Inc.[3] , 8.00%, 10/1/2016	$85,000	$86,062
General Mills, Inc., 5.65%, 2/15/2019	680,000	733,923
Kraft Foods, Inc., 6.125%, 2/1/2018	805,000	853,215

		1,673,200

Total Consumer Staples		3,507,302

Energy - 1.58%
Energy Equipment & Services - 0.83%
Baker Hughes, Inc., 7.50%, 11/15/2018	610,000	740,015
Cie Generale de Geophysique - Veritas (France), 7.75%, 5/15/2017	295,000	292,050
Complete Production Services, Inc., 8.00%, 12/15/2016	130,000	123,175
Hercules Offshore, Inc.[3] , 10.50%, 10/15/2017	85,000	84,788
Hornbeck Offshore Services, Inc.[3] , 8.00%, 9/1/2017	180,000	178,200
Weatherford International Ltd. (Switzerland), 9.625%, 3/1/2019	1,800,000	2,228,474

		3,646,702

Oil, Gas & Consumable Fuels - 0.75%
Alon Refining Krotz Springs, Inc.[3] , 13.50%, 10/15/2014	175,000	165,375
Anadarko Petroleum Corp., 5.95%, 9/15/2016	720,000	772,199
Apache Corp., 6.90%, 9/15/2018	625,000	739,123
Arch Coal, Inc.[3] , 8.75%, 8/1/2016	125,000	128,125
Arch Western Finance LLC, 6.75%, 7/1/2013	360,000	347,400
Chesapeake Energy Corp., 6.875%, 1/15/2016	125,000	120,625
Encore Acquisition Co., 7.25%, 12/1/2017	165,000	157,575
Gibson Energy ULC - GEP Midstream Finance Corp. (Canada)[3] , 11.75%, 5/27/2014	85,000	89,675
Plains Exploration & Production Co., 8.625%, 10/15/2019	460,000	461,150
Tesoro Corp., 9.75%, 6/1/2019	250,000	256,875
Whiting Petroleum Corp., 7.00%, 2/1/2014	85,000	84,681

		3,322,803

Total Energy		6,969,505

Financials - 11.02%
Capital Markets - 2.73%
Goldman Sachs Capital I, 6.345%, 2/15/2034	725,000	686,782
Goldman Sachs Capital II, 5.793%, 12/29/2049	450,000	334,687
The Goldman Sachs Group, Inc.[5] , 3.25%, 6/15/2012	8,228,000	8,600,440
The Goldman Sachs Group, Inc., 6.15%, 4/1/2018	610,000	650,025
Merrill Lynch & Co., Inc., 6.875%, 4/25/2018	1,250,000	1,345,874

The accompanying notes are an integral part of the financial statements.	51

Investment Portfolio - October 31, 2009

Pro-Blend® Moderate Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Capital Markets (continued)
Merrill Lynch & Co., Inc., 6.11%, 1/29/2037	$110,000	$103,974
Morgan Stanley, 5.55%, 4/27/2017	327,000	329,110

		12,050,892

Commercial Banks - 3.29%
HSBC Finance Corp., 7.00%, 5/15/2012	575,000	625,887
HSBC Finance Corp., 6.375%, 11/27/2012	585,000	635,942
KeyBank National Association[5] , 3.20%, 6/15/2012	3,506,000	3,664,822
Manufacturers & Traders Trust Co., 6.625%, 12/4/2017	750,000	777,061
PNC Bank National Association, 5.25%, 1/15/2017	545,000	548,495
PNC Funding Corp.[5] , 2.30%, 6/22/2012	3,600,000	3,679,862
U.S. Bank National Association, 6.375%, 8/1/2011	315,000	340,061
U.S. Bank National Association, 6.30%, 2/4/2014	285,000	319,847
Wachovia Corp., 5.25%, 8/1/2014	330,000	343,033
Wells Fargo & Co.[5] , 3.00%, 12/9/2011	3,458,000	3,589,964

		14,524,974

Consumer Finance - 0.76%
American Express Co., 8.125%, 5/20/2019	2,165,000	2,590,914
American Express Co., 6.80%, 9/1/2066	400,000	348,000
SLM Corp., 4.00%, 1/15/2010	425,000	424,337

		3,363,251

Diversified Financial Services - 4.15%
Bank of America Corp.[5] , 3.125%, 6/15/2012	6,028,000	6,276,872
Bank of America Corp., 5.75%, 8/15/2016	355,000	355,838
Bank of America Corp., Series L, 7.625%, 6/1/2019	450,000	519,260
Citigroup Funding, Inc.[5] , 1.875%, 10/22/2012	3,088,000	3,098,305
Citigroup, Inc.[5] , 2.875%, 12/9/2011	3,506,000	3,628,521
JPMorgan Chase & Co.[5] , 3.125%, 12/1/2011	3,510,000	3,653,190
JPMorgan Chase & Co., 6.30%, 4/23/2019	710,000	779,231

		18,311,217

Insurance - 0.05%
Ambac Financial Group, Inc., 5.95%, 12/5/2035	425,000	106,494
American International Group, Inc., 4.25%, 5/15/2013	125,000	105,198

		211,692

Real Estate Investment Trusts (REITS) - 0.04%
Felcor Lodging LP3 , 10.00%, 10/1/2014	165,000	162,938

Total Financials		48,624,964

52	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2009

Pro-Blend® Moderate Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Health Care - 0.88%
Health Care Equipment & Supplies - 0.35%
Becton, Dickinson and Co., 6.00%, 5/15/2039	$685,000	$738,927
Fresenius Medical Care Capital Trust IV, 7.875%, 6/15/2011	165,000	167,887
Inverness Medical Innovations, Inc., 7.875%, 2/1/2016	125,000	123,125
Inverness Medical Innovations, Inc., 9.00%, 5/15/2016	490,000	497,350

		1,527,289

Health Care Providers & Services - 0.15%
HCA, Inc.[3] , 7.875%, 2/15/2020	545,000	561,350
Health Management Associates, Inc., 6.125%, 4/15/2016	125,000	115,625

		676,975

Pharmaceuticals - 0.38%
Johnson & Johnson, 5.95%, 8/15/2037	440,000	493,071
Novartis Securities Investment Ltd. (Bermuda), 5.125%, 2/10/2019	700,000	745,251
Wyeth, 6.50%, 2/1/2034	365,000	422,150

		1,660,472

Total Health Care		3,864,736

Industrials - 3.33%
Aerospace & Defense - 0.34%
The Boeing Co., 6.00%, 3/15/2019	545,000	604,674
GeoEye, Inc.[3] , 9.625%, 10/1/2015	170,000	175,525
Honeywell International, Inc., 5.30%, 3/1/2018	680,000	730,569

		1,510,768

Air Freight & Logistics - 0.17%
United Parcel Service, Inc., 6.20%, 1/15/2038	660,000	744,269

Airlines - 0.49%
AirTran Airways, Inc.[4,6] , 10.41%, 4/1/2017	117,401	100,965
Delta Air Lines, Inc.[3] , 9.50%, 9/15/2014	550,000	561,000
Southwest Airlines Co., 5.25%, 10/1/2014	390,000	392,998
Southwest Airlines Co., 5.75%, 12/15/2016	1,120,000	1,109,501

		2,164,464

Building Products - 0.08%
Owens Corning, 9.00%, 6/15/2019	125,000	135,611
USG Corp.[3] , 9.75%, 8/1/2014	125,000	131,250
USG Corp., 6.30%, 11/15/2016	85,000	73,100

		339,961

The accompanying notes are an integral part of the financial statements.	53

Investment Portfolio - October 31, 2009

Pro-Blend® Moderate Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Commercial Services & Supplies - 0.52%
ACCO Brands Corp.[3] , 10.625%, 3/15/2015	$180,000	$192,600
Corrections Corp. of America, 6.25%, 3/15/2013	165,000	164,175
Waste Management, Inc., 7.375%, 3/11/2019	1,665,000	1,941,128

		2,297,903

Industrial Conglomerates - 1.30%
General Electric Capital Corp.[5] , 3.00%, 12/9/2011	3,518,000	3,650,766
General Electric Capital Corp., 5.625%, 5/1/2018	120,000	123,504
General Electric Capital Corp., 6.375%, 11/15/2067	395,000	342,662
General Electric Capital Corp., Series A, 6.75%, 3/15/2032	530,000	557,037
General Electric Co., 5.25%, 12/6/2017	370,000	384,927
Textron, Inc., 7.25%, 10/1/2019	675,000	687,438

		5,746,334

Machinery - 0.20%
Caterpillar Financial Services Corp., 7.05%, 10/1/2018	325,000	376,399
John Deere Capital Corp., 5.50%, 4/13/2017	120,000	129,702
John Deere Capital Corp., 5.75%, 9/10/2018	365,000	397,654

		903,755

Road & Rail - 0.23%
CSX Corp., 6.00%, 10/1/2036	430,000	433,416
RailAmerica, Inc.[3] , 9.25%, 7/1/2017	165,000	172,425
Union Pacific Corp., 5.65%, 5/1/2017	365,000	387,851

		993,692

Total Industrials		14,701,146

Information Technology - 1.10%
Communications Equipment - 0.50%
Cisco Systems, Inc., 5.90%, 2/15/2039	960,000	1,021,290
Hughes Network Systems LLC - HNS Finance Corp., 9.50%, 4/15/2014	445,000	452,787
Nokia Corp. (Finland), 5.375%, 5/15/2019	705,000	728,074

		2,202,151

Computers & Peripherals - 0.22%
International Business Machines Corp., 8.00%, 10/15/2038	725,000	989,979

Electronic Equipment, Instruments & Components - 0.21%
Corning, Inc., 6.20%, 3/15/2016	375,000	405,828

54	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2009

Pro-Blend® Moderate Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Information Technology (continued)
Electronic Equipment, Instruments & Components (continued)
Corning, Inc., 6.625%, 5/15/2019	$460,000	$507,308

		913,136

Software - 0.17%
Microsoft Corp., 5.20%, 6/1/2039	735,000	734,963

Total Information Technology		4,840,229

Materials - 1.69%
Chemicals - 0.13%
E. I. du Pont de Nemours & Co., 6.00%, 7/15/2018	440,000	494,106
Terra Capital, Inc.[3] , 7.75%, 11/1/2019	85,000	85,425

		579,531

Containers & Packaging - 0.12%
Ball Corp., 6.625%, 3/15/2018	165,000	162,112
Cascades, Inc. (Canada), 7.25%, 2/15/2013	125,000	122,188
Reynolds Group DL Escrow, Inc. - Reynolds Group Escrow LLC[3] , 7.75%, 10/15/2016	250,000	248,750

		533,050

Metals & Mining - 0.82%
Alcoa, Inc., 5.72%, 2/23/2019	2,166,000	2,079,813
Alcoa, Inc., 5.87%, 2/23/2022	210,000	194,035
BHP Billiton Finance (USA) Ltd. (Australia), 6.50%, 4/1/2019	640,000	735,103
Teck Resources Ltd. (Canada), 10.25%, 5/15/2016	250,000	288,125
Teck Resources Ltd. (Canada), 10.75%, 5/15/2019	295,000	343,675

		3,640,751

Paper & Forest Products - 0.62%
Georgia-Pacific LLC[3] , 8.25%, 5/1/2016	295,000	312,700
Georgia-Pacific LLC[3] , 7.125%, 1/15/2017	250,000	252,500
International Paper Co., 9.375%, 5/15/2019	1,777,000	2,151,215

		2,716,415

Total Materials		7,469,747

Telecommunication Services - 0.21%
Diversified Telecommunication Services - 0.13%
Intelsat Subsidiary Holding Co. Ltd. (Bermuda)[3] , 8.875%, 1/15/2015	125,000	125,469
Telesat - Telesat LLC (Canada), 11.00%, 11/1/2015	250,000	271,250

The accompanying notes are an integral part of the financial statements.	55

Investment Portfolio - October 31, 2009

Pro-Blend® Moderate Term Series	Principal Amount/ Shares	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Telecommunication Services (continued)
Diversified Telecommunication Services (continued)
Wind Acquisition Finance S.A. (Luxembourg)[3] , 11.75%, 7/15/2017	$165,000	$186,450

		583,169

Wireless Telecommunication Services - 0.08%
CC Holdings GS V LLC - Crown Castle GS III Corp.[3] , 7.75%, 5/1/2017	85,000	89,250
SBA Telecommunications, Inc.[3] , 8.00%, 8/15/2016	250,000	258,750

		348,000

Total Telecommunication Services		931,169

Utilities - 0.41%
Electric Utilities - 0.27%
Exelon Generation Co. LLC, 5.35%, 1/15/2014	710,000	754,009
Southwestern Electric Power Co., 6.45%, 1/15/2019	415,000	449,599

		1,203,608

Gas Utilities - 0.04%
Ferrellgas Partners LP3 , 9.125%, 10/1/2017	165,000	172,425

Independent Power Producers & Energy Traders - 0.09%
Mirant Americas Generation LLC, 9.125%, 5/1/2031	250,000	205,937
North American Energy Alliance LLC - North American Energy Alliance Finance Corp.[3] , 10.875%, 6/1/2016	170,000	176,800

		382,737

Multi-Utilities - 0.01%
CenterPoint Energy Resources Corp., Series B, 7.875%, 4/1/2013	50,000	56,387

Total Utilities		1,815,157

Total Non-Convertible Corporate Bonds (Identified Cost $100,947,458)		104,235,661

TOTAL CORPORATE BONDS (Identified Cost $102,328,987)		105,588,724

MUTUAL FUNDS - 0.99%
Financial Select Sector SPDR Fund	13,470	188,849
iShares iBoxx High Yield Corporate Bond Fund	17,000	1,448,060
iShares iBoxx Investment Grade Corporate Bond Fund	20,110	2,125,225
SPDR Barclays Capital High Yield Bond ETF	15,430	586,186

TOTAL MUTUAL FUNDS (Identified Cost $3,952,717)		4,348,320

56	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2009

Pro-Blend® Moderate Term Series	Principal Amount	Value (Note 2)

U.S. TREASURY SECURITIES - 13.56%
U.S. Treasury Bonds - 4.10%
U.S. Treasury Bond, 5.50%, 8/15/2028	$4,485,000	$5,244,647
U.S. Treasury Bond, 5.25%, 2/15/2029	3,525,000	4,009,138
U.S. Treasury Bond, 5.375%, 2/15/2031	7,598,000	8,829,111

Total U.S. Treasury Bonds (Identified Cost $18,213,532)		18,082,896

U.S. Treasury Notes - 9.46%
U.S. Treasury Note, 1.75%, 8/15/2012	4,160,000	4,208,427
U.S. Treasury Note, 4.25%, 9/30/2012	3,500,000	3,790,664
U.S. Treasury Note, 1.50%, 12/31/2013	4,300,000	4,218,369
U.S. Treasury Note, 1.875%, 2/28/2014	1,800,000	1,787,344
U.S. Treasury Note, 2.25%, 5/31/2014	5,500,000	5,523,634
U.S. Treasury Note, 2.625%, 6/30/2014	3,890,000	3,964,458
U.S. Treasury Note, 2.625%, 7/31/2014	8,805,000	8,963,217
U.S. Treasury Note, 4.00%, 8/15/2018	6,540,000	6,877,732
U.S. Treasury Note, 2.75%, 2/15/2019	2,500,000	2,375,780

Total U.S. Treasury Notes (Identified Cost $41,634,818)		41,709,625

TOTAL U.S. TREASURY SECURITIES (Identified Cost $59,848,350)		59,792,521

ASSET-BACKED SECURITIES - 0.08%
Hertz Vehicle Financing LLC, Series 2009-2A, Class A2[3] , 5.29%, 3/25/2016 (Identified Cost $334,980)	335,000	337,309

U.S. GOVERNMENT AGENCIES - 10.56%
Mortgage-Backed Securities - 2.99%
Fannie Mae, Pool #545883, 5.50%, 9/1/2017	80,285	86,456
Fannie Mae, Pool #813938, 4.50%, 12/1/2020	202,997	213,370
Fannie Mae, Pool #911750, 4.50%, 12/1/2021	355,402	370,453
Fannie Mae, Pool #908642, 5.00%, 1/1/2022	19,080	20,213
Fannie Mae, Pool #912771, 5.00%, 3/1/2022	475,169	503,377
Fannie Mae, Pool #745147, 4.50%, 12/1/2035	3,170,028	3,225,060
Fannie Mae, Pool #906666, 6.50%, 12/1/2036	539,370	580,169
Fannie Mae, Pool #899393, 6.00%, 4/1/2037	1,254,969	1,335,825
Freddie Mac, Pool #B16835, 5.50%, 10/1/2019	82,740	88,867
Freddie Mac, Pool #G11896, 4.50%, 1/1/2021	519,111	545,475
Freddie Mac, Pool #J04222, 5.00%, 1/1/2022	273,306	289,151
Freddie Mac, Pool #G18168, 5.00%, 2/1/2022	124,303	131,509
Freddie Mac, Pool #G18182, 5.50%, 5/1/2022	265,872	283,359
Freddie Mac, Pool #G12833, 4.50%, 9/1/2022	856,467	892,470

The accompanying notes are an integral part of the financial statements.	57

Investment Portfolio - October 31, 2009

Pro-Blend® Moderate Term Series	Principal Amount/ Shares	Value (Note 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Freddie Mac, Pool #J06711, 5.00%, 1/1/2023	$727,809	$770,003
Freddie Mac, Pool #G12966, 5.50%, 1/1/2023	404,825	431,450
Freddie Mac, Pool #G13136, 4.50%, 5/1/2023	388,806	404,725
Freddie Mac, Pool #G01736, 6.50%, 9/1/2034	59,184	63,948
Freddie Mac, Pool #A52716, 6.50%, 10/1/2036	640,115	687,434
Freddie Mac, Pool #A62373, 5.00%, 6/1/2037	1,712,847	1,777,844
Freddie Mac, Pool #A82556, 5.50%, 10/1/2038	435,487	459,013
GNMA, Pool #286310, 9.00%, 2/15/2020	1,643	1,861
GNMA, Pool #288873, 9.50%, 8/15/2020	28	33
GNMA, Pool #550290, 6.50%, 8/15/2031	30,599	33,054

Total Mortgage-Backed Securities (Identified Cost $12,347,560)		13,195,119

Other Agencies - 7.57%
Fannie Mae, 4.875%, 5/18/2012	8,980,000	9,761,933
Fannie Mae, 1.75%, 8/10/2012	1,700,000	1,705,358
Fannie Mae, 6.25%, 5/15/2029	1,668,000	2,002,506
Fannie Mae, 7.25%, 5/15/2030	1,494,000	1,996,718
Fannie Mae, 6.625%, 11/15/2030	1,585,000	1,989,398
Federal Farm Credit Bank, 5.125%, 8/25/2016	2,275,000	2,507,717
Freddie Mac, 3.00%, 7/28/2014	1,960,000	2,004,253
Freddie Mac, 3.75%, 3/27/2019	7,490,000	7,494,164
Freddie Mac, 6.75%, 3/15/2031	1,545,000	1,965,415
Freddie Mac, 6.25%, 7/15/2032	1,625,000	1,977,128

Total Other Agencies (Identified Cost $32,643,093)		33,404,590

TOTAL U.S. GOVERNMENT AGENCIES (Identified Cost $44,990,653)		46,599,709

SHORT-TERM INVESTMENTS - 3.56%
Dreyfus Cash Management, Inc. - Institutional Shares[7] , 0.13%	4,717,783	4,717,783
U.S. Treasury Bill[8] , 0.38%, 11/5/2009	$5,000,000	4,999,917
U.S. Treasury Bill[8] , 0.22%, 11/27/2009	6,000,000	5,999,393

TOTAL SHORT-TERM INVESTMENTS (Identified Cost $15,717,093)		15,717,093

TOTAL INVESTMENTS - 99.70% (Identified Cost $423,285,601)		439,759,438

OTHER ASSETS, LESS LIABILITIES - 0.30%		1,301,600

NET ASSETS - 100%		$441,061,038

58	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2009

ADR - American Depository Receipt

BDR - Brazilian Depository Receipt

NVDR - Non-Voting Depository Receipt

*Non-income producing security

**Less than 0.01%

1Bank of New York Mellon Corp. is the Fund’s custodian.

2Latest quoted sales price is not available and the latest quoted bid price was used to value the security.

3Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under rule 144A and have been determined to be liquid under guidelines established by the Board of Directors. These securities amounts to $7,128,194, or 1.62%, of the Series’ net assets as of October 31, 2009 (see Note 2 to the financial statements).

4Security has been valued at fair value (see Note 2 to the financial statements).

5Security insured under the Federal Deposit Insurance Corporation Temporary Liquidity Guarantee Program.

6Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. This security was acquired on October 13, 2009 at a cost of $102,139 ($87.00 per share). This security has been sold under rule 144A and has been determined to be illiquid under guidelines established by the Board of Directors. This security amounts to $100,965, or 0.02%, of the Series’ net assets as of October 31, 2009 (see Note 2 to the financial statements).

7Rate shown is the current yield as of report date.

8Rate shown reflects the annualized yield at time of purchase.

The accompanying notes are an integral part of the financial statements.	59

Statement of Assets and Liabilities - Pro-Blend® Moderate Term Series

October 31, 2009

ASSETS:

Investments, at value (identified cost $423,285,601) (Note 2)	$439,759,438
Cash	589,731
Foreign currency, at value (cost $41,360)	41,907
Interest receivable	2,557,448
Receivable for fund shares sold	1,245,492
Dividends receivable	98,662
Foreign tax reclaims receivable	72,401

TOTAL ASSETS	444,365,079

LIABILITIES:

Accrued management fees (Note 3)	260,399
Accrued shareholder services fees (Class S) (Note 3)	82,164
Accrued fund accounting and transfer agent fees (Note 3)	20,671
Accrued Chief Compliance Officer service fees (Note 3)	412
Payable for securities purchased	2,182,395
Payable for fund shares repurchased	701,089
Audit fees payable	33,738
Other payables and accrued expenses	23,173

TOTAL LIABILITIES	3,304,041

TOTAL NET ASSETS	$441,061,038

NET ASSETS CONSIST OF:

Capital stock	$388,116
Additional paid-in-capital	443,029,934
Undistributed net investment income	3,037,303
Accumulated net realized loss on investments, foreign currency and translation of other assets and liabilities	(21,875,808)
Net unrealized appreciation on investments, foreign currency and translation of other assets and liabilities	16,481,493

TOTAL NET ASSETS	$441,061,038

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($396,926,664/34,183,280 shares)	$11.61

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($44,134,374/4,628,356 shares)	$9.54

60	The accompanying notes are an integral part of the financial statements.

Statement of Operations - Pro-Blend® Moderate Term Series

For the Year Ended October 31, 2009

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $83,965)	$2,614,176
Interest	5,039,529

Total Investment Income	7,653,705

EXPENSES:

Management fees (Note 3)	2,212,723
Shareholder services fees (Class S) (Note 3)	694,556
Fund accounting and transfer agent fees (Note 3)	187,799
Directors’ fees (Note 3)	12,300
Chief Compliance Officer service fees (Note 3)	3,800
Custodian fees	31,800
Miscellaneous	117,118

Total Expenses	3,260,096
Less reduction of expenses (Note 3)	(53,332)

Net Expenses	3,206,764

NET INVESTMENT INCOME	4,446,941

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized loss on-
Investments	(13,722,120)
Foreign currency and translation of other assets and liabilities	(9,685)

(13,731,805)

Net change in unrealized appreciation (depreciation) on-
Investments	50,961,795
Foreign currency and translation of other assets and liabilities	18,060

50,979,855

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	37,248,050

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$41,694,991

The accompanying notes are an integral part of the financial statements.	61

Statements of Changes in Net Assets - Pro-Blend® Moderate Term Series

	For the Year Ended 10/31/09	For the Year Ended 10/31/08

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$4,446,941	$5,024,565
Net realized loss on investments and foreign currency	(13,731,805)	(7,594,309)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	50,979,855	(56,881,976)

Net increase (decrease) from operations	41,694,991	(59,451,720)

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(4,470,282)	(5,900,735)
From net investment income (Class I)	(85,830)	(2)
From net realized gain on investments (Class S)	—	(27,806,987)

Total distributions to shareholders	(4,556,112)	(33,707,724)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	184,793,523	(67,097,277)

Net increase (decrease) in net assets	221,932,402	(160,256,721)

NET ASSETS:

Beginning of year	219,128,636	379,385,357

End of year (including undistributed net investment income of $3,037,303 and $3,137,475, respectively)	$441,061,038	$219,128,636

62	The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Moderate Term Series - Class S

	For the Years Ended
	10/31/09	10/31/08	10/31/07	10/31/06	10/31/05

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.41	$14.18	$13.55	$12.75	$11.81

Income (loss) from investment operations:
Net investment income	0.16[1]	0.23	0.24	0.20	0.11
Net realized and unrealized gain (loss) on investments	1.23	(2.75)	1.19	1.36	1.16

Total from investment operations	1.39	(2.52)	1.43	1.56	1.27

Less distributions to shareholders:
From net investment income	(0.19)	(0.23)	(0.23)	(0.14)	(0.11)
From net realized gain on investments	—	(1.02)	(0.57)	(0.62)	(0.22)

Total distributions to shareholders	(0.19)	(1.25)	(0.80)	(0.76)	(0.33)

Net asset value - End of year	$11.61	$10.41	$14.18	$13.55	$12.75

Net assets - End of year (000’s omitted)	$396,927	$218,807	$379,385	$297,096	$191,022

Total return[2]	13.65%	(19.28%)	10.91%	12.88%	10.94%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.10%	1.10%	1.11%	1.16%	1.20%
Net investment income	1.49%	1.74%	1.86%	1.75%	1.09%
Series portfolio turnover	58%	75%	78%	72%	77%

*The investment advisor did not impose all or a portion of its management fees, CCO fees and fund accounting and transfer agent fees in some years. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have been increased by the following amount:

	0.02%	0.02%	N/A	N/A	0.01%

1Calculated based on average shares outstanding during the year.

2Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

The accompanying notes are an integral part of the financial statements.	63

Financial Highlights - Pro-Blend® Moderate Term Series - Class I

	For the Year Ended 10/31/09	For the Period 3/28/08[1] to 10/31/08

Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$8.59	$10.00

Income (loss) from investment operations:
Net investment income	0.15[2]	0.06
Net realized and unrealized gain (loss) on investments	1.02	(1.42)

Total from investment operations	1.17	(1.36)

Less distributions to shareholders:
From net investment income	(0.22)	(0.05)

Net asset value - End of period	$9.54	$8.59

Net assets - End of period (000’s omitted)	$44,134	$322

Total return[3]	14.11%	(13.64%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.85%	0.85%[4]
Net investment income	1.67%	1.47%[4]
Series portfolio turnover	58%	75%

*The investment advisor did not impose all or a portion of its management fees, CCO fees and fund accounting and transfer agent fees in some periods. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have been increased by the following amount:

	0.02%	0.10%[4]

1Commencement of operations.

2Calculated based on average shares outstanding during the year.

3Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the period. Periods less than one year are not annualized.

4Annualized.

64	The accompanying notes are an integral part of the financial statements.

Performance Update - Pro-Blend® Extended Term Series (unaudited)

	Average Annual Total Returns As of October 31, 2009
	One Year	Five Year	Ten Year	Since Inception[1]
Manning & Napier Fund, Inc. - Pro-Blend® Extended Term Series - Class S2	15.47%	4.89%	6.38%	8.45%
Manning & Napier Fund, Inc. - Pro-Blend® Extended Term Series - Class I2,3	15.82%	5.18%	6.71%	8.80%
Barclays Capital U.S.Aggregate Bond Index[4,6]	13.79%	5.05%	6.31%	6.16%
15%/40%/45% Blended Index[4,5,6]	16.25%	4.03%	3.70%	6.82%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Pro-Blend® Extended Term Series - Class S for the ten years ended October 31, 2009 to the Barclays Capital U.S. Aggregate Bond Index and a 15%/40%/45% Blended Index.

1Performance numbers for the Series are calculated from October 12, 1993, the Class S inception date. The Barclays Capital U.S. Aggregate Bond Index only publishes month-end numbers; therefore, performance numbers for the Indices are calculated from October 31, 1993.

2The Series’performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.The Series’performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2009, this net expense ratio was 1.10% for Class S and 0.85% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.11% for Class S and 0.85% for Class I for the year ended October 31, 2009.

3For periods prior to the inception of Class I on March 28, 2008, the performance figures are hypothetical and reflect the performance of the Manning & Napier Fund, Inc. - Pro-Blend® Extended Term Series - Class S adjusted for expense differences.

4The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The Index returns assume reinvestment of income and, unlike Series returns, do not reflect any fees or expenses.

5The 15%/40%/45% Blended Index is 15% Morgan Stanley Capital International (MSCI) All Country World Index ex U.S., 40% Russell 3000® Index, and 45% Barclays Capital U.S. Aggregate Bond Index. The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market country indices outside the United States. The Index is denominated in U.S. Dollars. The Index returns assume daily reinvestment of gross dividends (which do not account for foreign dividend taxation) from the inception of the Series (see note 1 above) through December 31, 1998, as net returns were not available. Subsequent to December 31, 1998, the Index returns assume daily reinvestment of net dividends (thus accounting for foreign dividend taxation). The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Both Indices’ returns, unlike Series returns, do not reflect any fees or expenses.

6Because the Series’asset allocation will vary over time, the composition of the Series’portfolio may not match the composition of the comparative Indices’portfolios.

65

Shareholder Expense Example - Pro-Blend® Extended Term Series (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the Hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 5/1/09	Ending Account Value 10/31/09	Expenses Paid During Period* 5/1/09-10/31/09	Annualized Expense ratio
Class S
Actual	$1,000.00	$1,144.70	$5.95	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.60	1.10%
Class I
Actual	$1,000.00	$1,146.50	$4.60	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33	0.85%

*Expenses are equal to the Class’annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which is based on one-year data. The Class’total return would have been lower had certain expenses not been waived during the period.

66

Portfolio Composition - Pro-Blend® Extended Term Series (unaudited)

As of October 31, 2009

Sector Allocation4

Information Technology	18.81%
Health Care	13.58%
Financials	10.59%
Consumer Discretionary	9.31%
Industrials	8.50%
Consumer Staples	6.99%
Energy	4.88%
Materials	4.05%
Utilities	0.58%
Telecommunication Services	0.49%

4Including common stocks, preferred stocks, warrants and corporate bonds, as a percentage of total investments.

Top Ten Stock Holdings5

Google, Inc. - Class A	3.04%
Microsoft Corp.	2.54%
Southwest Airlines Co.	2.24%
Cisco Systems, Inc.	2.00%
The Walt Disney Co.	1.95%
EMC Corp.	1.69%
Unilever plc - ADR (United Kingdom)	1.54%
United Parcel Service, Inc. - Class B	1.51%
Electronic Arts, Inc. (EA)	1.40%
Nokia Corp. - ADR (Finland)	1.39%

5As a percentage of total investments.

67

Investment Portfolio - October 31, 2009

Pro-Blend® Extended Term Series	Shares	Value (Note 2)

COMMON STOCKS - 60.96%

Consumer Discretionary - 7.11%
Auto Components - 0.07%
Hankook Tire Co. Ltd. (South Korea)	15,560	$301,395
WABCO Holdings, Inc.	4,810	114,093

		415,488

Automobiles - 0.07%
Bayerische Motoren Werke AG (BMW) (Germany)	3,410	167,085
Hyundai Motor Co. (South Korea)	2,080	192,650
Suzuki Motor Corp. (Japan)	2,500	62,073

		421,808

Diversified Consumer Services - 0.02%
Coinstar, Inc.*	3,410	108,233

Hotels, Restaurants & Leisure - 1.44%
Carnival Corp.*	171,255	4,986,946
Choice Hotels International, Inc.	3,230	96,318
Club Mediterranee S.A. (France)*	5,750	116,987
International Game Technology	201,250	3,590,300

		8,790,551

Household Durables - 0.70%
Corporacion Geo S.A.B. de C.V. - Class B (Mexico)*	38,100	100,273
Fortune Brands, Inc.	82,220	3,202,469
LG Electronics, Inc. (South Korea)	2,110	199,890
NVR, Inc.*	260	172,190
Rodobens Negocios Imobiliarios S.A. (Brazil)	55,370	578,028

		4,252,850

Leisure Equipment & Products - 0.01%
Sankyo Co. Ltd. (Japan)	1,400	81,031

Media - 3.01%
Comcast Corp. - Class A	360,574	5,228,323
Grupo Televisa S.A. - ADR (Mexico)	9,660	187,017
Impresa-Sociedade Gestora de Participacoes S.A. (Portugal)*	32,800	65,647
The McGraw-Hill Companies, Inc.	8,740	251,537
Mediacom Communications Corp. - Class A*	26,740	127,817
Reed Elsevier plc - ADR (United Kingdom)	7,379	222,551
Societe Television Francaise 1 (France)	15,330	241,509
The Walt Disney Co.	433,070	11,853,126
Wolters Kluwer N.V. (Netherlands)	7,425	166,036

		18,343,563

Multiline Retail - 0.05%
Nordstrom, Inc.	6,620	210,384

68	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2009

Pro-Blend® Extended Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Consumer Discretionary (continued)
Multiline Retail (continued)
PPR (France)	1,200	$131,318

		341,702

Specialty Retail - 1.66%
Dick’s Sporting Goods, Inc.*	11,610	263,431
Dufry South America Ltd. - BDR (Bermuda)	6,000	104,223
The Finish Line, Inc. - Class A	18,170	184,244
The Home Depot, Inc.	87,430	2,193,619
KOMERI Co. Ltd. (Japan)	3,900	109,182
Lowe’s Companies, Inc.	153,530	3,004,582
The Sherwin-Williams Co.	74,790	4,266,021

		10,125,302

Textiles, Apparel & Luxury Goods - 0.08%
Adidas AG (Germany)	2,580	119,601
LVMH S.A. (Louis Vuitton Moet Hennessy) (France)	1,575	163,756
True Religion Apparel, Inc.*	7,010	180,648

		464,005

Total Consumer Discretionary		43,344,533

Consumer Staples - 6.25%
Beverages - 0.09%
Diageo plc (United Kingdom)	8,825	144,261
Heineken N.V. (Netherlands)	4,270	189,241
Kirin Holdings Co. Ltd. (Japan)	12,000	199,567

		533,069

Food & Staples Retailing - 0.25%
BJ’s Wholesale Club, Inc.*	6,100	213,683
Carrefour S.A. (France)	18,440	794,306
Casino Guichard-Perrachon S.A. (France)	1,710	136,345
Tesco plc (United Kingdom)	59,540	398,064

		1,542,398

Food Products - 5.85%
Cadbury plc (United Kingdom)	54,040	683,383
Danone S.A. (France)	4,100	247,113
Dean Foods Co.*	270,920	4,938,872
Flowers Foods, Inc.	8,020	187,347
General Mills, Inc.	94,370	6,220,870
Kellogg Co.	108,920	5,613,737
Nestle S.A. (Switzerland)	177,070	8,253,716
Sanderson Farms, Inc.	1,850	67,691
Suedzucker AG (Germany)	4,250	87,938

The accompanying notes are an integral part of the financial statements.	69

Investment Portfolio - October 31, 2009

Pro-Blend® Extended Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Food Products (continued)
Unilever plc - ADR (United Kingdom)	313,055	$9,338,431

		35,639,098

Household Products - 0.04%
Kao Corp. (Japan)	3,000	67,655
Reckitt Benckiser Group plc (United Kingdom)	4,125	205,475

		273,130

Personal Products - 0.02%
Alberto-Culver Co.	5,390	144,560

Total Consumer Staples		38,132,255

Energy - 3.83%
Energy Equipment & Services - 2.59%
Baker Hughes, Inc.	170,470	7,171,673
Calfrac Well Services Ltd. (Canada)	15,090	239,030
Compagnie Generale de Geophysique - Veritas (CGG - Veritas) (France)*	11,395	226,471
Dril-Quip, Inc.*	2,000	97,180
Trican Well Service Ltd. (Canada)	35,980	420,967
Weatherford International Ltd. (Switzerland)*	434,280	7,612,928

		15,768,249

Oil, Gas & Consumable Fuels - 1.24%
BP plc (United Kingdom)	13,825	129,857
Cameco Corp. (Canada)	5,360	145,846
Forest Oil Corp.*	1,900	37,240
Hess Corp.	115,770	6,337,250
Mariner Energy, Inc.*	2,589	32,984
Royal Dutch Shell plc - Class B - ADR (Netherlands)	4,490	261,138
Royal Dutch Shell plc - Class B (Netherlands)	4,679	135,158
Talisman Energy, Inc. (Canada)	12,780	218,030
Total S.A. (France)	2,700	161,461
Uranium One, Inc. (Canada)*	43,360	123,021

		7,581,985

Total Energy		23,350,234

Financials - 4.54%
Capital Markets - 1.86%
Bank of New York Mellon Corp.[1]	221,800	5,913,188
Credit Suisse Group AG - ADR (Switzerland)	3,190	170,027
Daiwa Securities Group, Inc. (Japan)	6,000	32,728
Federated Investors, Inc. - Class B	31,450	825,563
GAM Holding Ltd. (Switzerland)	28,530	349,568

70	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2009

Pro-Blend® Extended Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Financials (continued)
Capital Markets (continued)
The Goldman Sachs Group, Inc.	1,810	$308,008
Legg Mason, Inc.	10,900	317,299
Northern Trust Corp.	3,960	198,990
SEI Investments Co.	178,770	3,123,112
State Street Corp.	2,290	96,134

		11,334,617

Commercial Banks - 0.39%
BNP Paribas (France)	1,550	117,360
The Chugoku Bank Ltd. (Japan)	10,000	137,088
Commerzbank AG (Germany)*	4,775	49,893
Credit Agricole S.A. (France)	3,800	73,287
First Commonwealth Financial Corp.	59,640	313,110
The Hachijuni Bank Ltd. (Japan)	18,000	108,582
HSBC Holdings plc - ADR (United Kingdom)	6,672	369,562
ICICI Bank Ltd. - ADR (India)	8,780	276,131
KeyCorp.	51,180	275,860
Mitsubishi UFJ Financial Group, Inc. (Japan)	12,000	65,989
Societe Generale - ADR (France)[2]	12,410	174,360
The Sumitomo Trust & Banking Co. Ltd. (Japan)	18,000	97,384
Wilmington Trust Corp.	28,830	347,402

		2,406,008

Consumer Finance - 1.14%
American Express Co.	196,400	6,842,576
Discover Financial Services	9,720	137,441

		6,980,017

Diversified Financial Services - 0.29%
Financiere Marc de Lacharriere S.A. (Fimalac) (France)	5,180	270,583
ING Groep N.V. (Netherlands)*	4,650	61,151
JPMorgan Chase & Co.	15,485	646,808
Moody’s Corp.	32,320	765,338

		1,743,880

Insurance - 0.53%
Allianz SE (Germany)	8,470	972,758
Amil Participacoes S.A. (Brazil)	42,400	240,690
AXA S.A. (France)	4,550	113,932
Brown & Brown, Inc.	10,000	183,700
Muenchener Rueckversicherungs AG (MunichRe) (Germany)	2,275	360,379
Principal Financial Group, Inc.	5,770	144,481
The Progressive Corp.*	41,500	664,000

The accompanying notes are an integral part of the financial statements.	71

Investment Portfolio - October 31, 2009

Pro-Blend® Extended Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Financials (continued)
Insurance (continued)
Willis Group Holdings Ltd. (United Kingdom)	19,405	$523,935

		3,203,875

Real Estate Investment Trusts (REITS) - 0.15%
Alstria Office REIT AG (Germany)	16,120	178,397
American Campus Communities, Inc.	4,100	110,782
Corporate Office Properties Trust	15,180	503,824
Home Properties, Inc.	2,980	116,756

		909,759

Thrifts & Mortgage Finance - 0.18%
Aareal Bank AG (Germany)*	8,265	179,042
First Niagara Financial Group, Inc.	34,840	447,346
NewAlliance Bancshares, Inc.	23,580	261,266
People’s United Financial, Inc.	13,110	210,153

		1,097,807

Total Financials		27,675,963

Health Care - 12.71%
Biotechnology - 1.17%
Celera Corp.*	161,030	996,776
Genzyme Corp.*	121,089	6,127,103

		7,123,879

Health Care Equipment & Supplies - 3.18%
Abaxis, Inc.*	11,720	267,451
Becton, Dickinson and Co.	94,240	6,442,246
Cochlear Ltd. (Australia)	9,710	560,261
Conmed Corp.*	23,000	487,370
Covidien plc (Ireland)	44,780	1,886,134
DENTSPLY International, Inc.	22,990	757,750
DexCom, Inc.*	156,455	1,073,281
Gen-Probe, Inc.*	21,000	876,120
Hologic, Inc.*	25,310	374,082
Inverness Medical Innovations, Inc.*	37,230	1,415,112
Micrus Endovascular Corp.*	14,300	169,026
Mindray Medical International Ltd. - ADR (China)	28,250	868,123
Nobel Biocare Holding AG (Switzerland)	21,340	607,397
OraSure Technologies, Inc.*	154,150	502,529
Shandong Weigao Group Medical Polymer Co. Ltd. - Class H (China)	132,000	469,227
Sirona Dental Systems, Inc.*	20,810	559,997
Straumann Holding AG (Switzerland)	3,845	929,486

72	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2009

Pro-Blend® Extended Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Health Care (continued)
Health Care Equipment & Supplies (continued)
Synthes, Inc	4,010	$476,869
Zoll Medical Corp.*	34,220	664,552

		19,387,013

Health Care Providers & Services - 2.31%
Aetna, Inc	30,880	803,806
Bio-Reference Laboratories, Inc.*	13,320	430,636
Bumrungrad Hospital Public Co. Ltd. - NVDR (Thailand)	125,000	104,712
CIGNA Corp	28,370	789,821
Diagnosticos da America S.A. (Brazil)*	34,560	852,425
Quest Diagnostics, Inc	125,650	7,027,604
Sonic Healthcare Ltd. (Australia)	126,060	1,590,885
UnitedHealth Group, Inc	30,090	780,835
VCA Antech, Inc.*	37,880	902,302
WellPoint, Inc.*	17,820	833,263

		14,116,289

Health Care Technology - 0.76%
Allscripts - Misys Healthcare Solutions, Inc.*	24,200	471,900
Cerner Corp.*	35,613	2,708,013
Eclipsys Corp.*	79,110	1,483,312

		4,663,225

Life Sciences Tools & Services - 2.99%
Caliper Life Sciences, Inc.*	102,285	226,050
ICON plc - ADR (Ireland)*	28,690	708,643
Lonza Group AG (Switzerland)	25,904	2,018,740
Millipore Corp.*	63,340	4,244,413
PerkinElmer, Inc	304,715	5,670,746
Thermo Fisher Scientific, Inc.*	118,820	5,346,900

		18,215,492

Pharmaceuticals - 2.30%
AstraZeneca plc - ADR (United Kingdom)	2,475	111,152
AstraZeneca plc (United Kingdom)	1,450	65,255
Bayer AG (Germany)	6,775	470,903
GlaxoSmithKline plc (United Kingdom)	9,025	185,154
Johnson & Johnson	100,900	5,958,145
Novartis AG - ADR (Switzerland)	132,290	6,872,465
Sanofi - Aventis S.A. (France)	1,250	91,509
Shire plc (United Kingdom)	11,175	196,616

The accompanying notes are an integral part of the financial statements.	73

Investment Portfolio - October 31, 2009

Pro-Blend® Extended Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Health Care (continued)
Pharmaceuticals (continued)
Takeda Pharmaceutical Co. Ltd. (Japan)	1,700	$68,933

		14,020,132

Total Health Care		77,526,030

Industrials - 5.65%
Aerospace & Defense - 0.04%
Empresa Brasileira de Aeronautica S.A. (Embraer) - ADR (Brazil)*	13,550	274,387

Air Freight & Logistics - 2.55%
FedEx Corp	83,570	6,074,703
TNT N.V. (Netherlands)	10,244	272,566
United Parcel Service, Inc. - Class B	171,255	9,192,969

		15,540,238

Airlines - 2.36%
AirTran Holdings, Inc.*	66,430	280,999
Deutsche Lufthansa AG (Germany)	11,325	174,997
Ryanair Holdings plc - ADR (Ireland)*	7,860	214,342
Singapore Airlines Ltd. (Singapore)	11,000	106,739
Southwest Airlines Co	1,618,670	13,596,828

		14,373,905

Building Products - 0.02%
Owens Corning*	6,560	145,042

Commercial Services & Supplies - 0.09%
Tomra Systems ASA (Norway)	103,630	523,046

Electrical Equipment - 0.13%
ABB Ltd. (Asea Brown Boveri) - ADR (Switzerland)	17,060	316,122
Alstom S.A. (France)	2,160	150,435
Gamesa Corporacion Tecnologica S.A. (Spain)	6,450	118,462
Nexans S.A. (France)	830	58,887
Schneider Electric S.A. (France)	1,520	158,842

		802,748

Industrial Conglomerates - 0.20%
Siemens AG (Germany)	12,180	1,101,830
Sonae (Portugal)	61,250	80,674
Sonae Capital S.A. (SGPS) (Portugal)*	7,657	10,029

		1,192,533

Machinery - 0.09%
FANUC Ltd. (Japan)	1,000	85,652
Lindsay Corp	3,690	121,143

74	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2009

Pro-Blend® Extended Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Industrials (continued)
Machinery (continued)
MAN SE (Germany)	1,860	$153,232
Wabtec Corp	4,400	161,744

		521,771

Professional Services - 0.09%
Equifax, Inc	8,200	224,516
Experian plc (Ireland)	38,890	356,801

		581,317

Road & Rail - 0.08%
All America Latina Logistica S.A. (Brazil)	48,450	355,619
Kansas City Southern*	4,620	111,943

		467,562

Total Industrials		34,422,549

Information Technology - 18.11%
Communications Equipment - 4.40%
Alcatel-Lucent - ADR (France)*	148,320	547,301
Blue Coat Systems, Inc.*	39,710	884,739
Cisco Systems, Inc.*	531,540	12,145,689
Infinera Corp.*	85,000	631,550
Juniper Networks, Inc.*	139,340	3,554,563
Nokia Corp. - ADR (Finland)	671,703	8,470,175
Riverbed Technology, Inc.*	28,740	588,883

		26,822,900

Computers & Peripherals - 1.69%
Diebold, Inc	1,560	47,174
EMC Corp.*	622,870	10,258,669

		10,305,843

Electronic Equipment, Instruments & Components - 0.13%
Cogent, Inc.*	50,540	487,711
KEYENCE Corp. (Japan)	363	73,475
LoJack Corp.*	54,015	227,943

		789,129

Internet Software & Services - 3.17%
comScore, Inc.*	38,000	582,540
Google, Inc. - Class A*	34,440	18,463,973
Vocus, Inc.*	15,610	282,541

		19,329,054

IT Services - 1.75%
Accenture plc - Class A (Ireland)	13,490	500,209

The accompanying notes are an integral part of the financial statements.	75

Investment Portfolio - October 31, 2009

Pro-Blend® Extended Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Information Technology (continued)
IT Services (continued)
Amdocs Ltd. (Guernsey)*	34,600	$871,920
Automatic Data Processing, Inc	167,954	6,684,569
Cap Gemini S.A. (France)	9,880	459,606
Companhia Brasileira de Meios de Pagamento (Brazil)	62,360	573,828
Online Resources Corp.*	52,480	275,520
Paychex, Inc	13,885	394,473
Redecard S.A. (Brazil)	32,300	474,159
The Western Union Co	24,160	438,987

		10,673,271

Semiconductors & Semiconductor Equipment - 0.28%
Advantest Corp. (Japan)	11,500	263,178
Hynix Semiconductor, Inc. (South Korea)*	4,490	68,551
KLA-Tencor Corp	5,360	174,254
Lam Research Corp.*	12,870	433,976
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan)	14,282	136,250
Tokyo Electron Ltd. (Japan)	10,900	634,517

		1,710,726

Software - 6.69%
Autodesk, Inc.*	310,665	7,744,879
DemandTec, Inc.*	12,670	111,369
Electronic Arts, Inc. (EA)*	466,880	8,515,891
Intuit, Inc.*	12,170	353,782
Microsoft Corp	556,560	15,433,409
Misys plc (United Kingdom)*	55,900	190,006
Net 1 UEPS Technologies, Inc. (South Africa)*	18,000	314,820
SAP AG - ADR (Germany)	144,500	6,541,515
SAP AG (Germany)	5,200	235,699
Shanda Interactive Entertainment Ltd. - ADR (China)*	5,820	254,218
Square Enix Holdings Co. Ltd. (Japan)	4,600	116,258
Temenos Group AG (Switzerland)*	22,000	503,948
TIBCO Software, Inc.*	30,260	264,775
UbiSoft Entertainment S.A. (France)*	14,770	233,665

		40,814,234

Total Information Technology		110,445,157

Materials - 2.32%
Chemicals - 1.40%
Arkema S.A. (France)	67	2,569
Calgon Carbon Corp.*	17,075	270,468
Johnson Matthey plc (United Kingdom)	6,390	148,085

76	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2009

Pro-Blend® Extended Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Materials (continued)
Chemicals (continued)
Monsanto Co	119,320	$8,015,918
The Scotts Miracle-Gro Co. - Class A	2,670	108,455

		8,545,495

Containers & Packaging - 0.02%
Bemis Co., Inc	5,000	129,150

Paper & Forest Products - 0.90%
Norbord, Inc. (Canada)	4,854	66,796
Weyerhaeuser Co	148,700	5,403,758

		5,470,554

Total Materials		14,145,199

Telecommunication Services - 0.27%
Diversified Telecommunication Services - 0.07%
France Telecom S.A. (France)	7,800	193,534
Hutchison Telecommunications Hong Kong Holdings Ltd. (Hong Kong)	105,000	18,290
Swisscom AG - ADR (Switzerland)[2]	5,650	203,117

		414,941

Wireless Telecommunication Services - 0.20%
American Tower Corp. - Class A*	5,810	213,924
Crown Castle International Corp.*	13,120	396,486
Hutchison Telecommunications International Ltd. (Hong Kong)	105,000	21,271
SBA Communications Corp. - Class A*	13,680	385,913
SK Telecom Co. Ltd. - ADR (South Korea)	11,830	197,679

		1,215,273

Total Telecommunication Services		1,630,214

Utilities - 0.17%
Electric Utilities - 0.06%
E.ON AG (Germany)	9,900	380,114

Independent Power Producers & Energy Traders - 0.03%
Mirant Corp.*	6,150	85,977
RRI Energy, Inc.*	18,780	98,970

		184,947

Multi-Utilities - 0.04%
GDF Suez (France)	2,457	103,069
National Grid plc (United Kingdom)	15,275	152,051

		255,120

The accompanying notes are an integral part of the financial statements.	77

Investment Portfolio - October 31, 2009

Pro-Blend® Extended Term Series	Shares/ Principal Amount	Value (Note 2)

COMMON STOCKS (continued)

Utilities (continued)
Water Utilities - 0.04%
Cia de Saneamento de Minas Gerais - Copasa MG (Brazil)	11,480	$202,021

Total Utilities		1,022,202

TOTAL COMMON STOCKS (Identified Cost $363,221,687)		371,694,336

PREFERRED STOCKS - 0.32%
Consumer Staples - 0.03%
Household Products - 0.03%
Henkel AG & Co. KGaA (Germany)	3,800	173,136

Financials - 0.29%
Commercial Banks - 0.14%
PNC Financial Services Group, Inc., Series K	355,000	355,953
Wells Fargo & Co., Series K	505,000	472,806

		828,759

Diversified Financial Services - 0.15%
Bank of America Corp., Series K	510,000	458,633
JPMorgan Chase & Co., Series 1	465,000	467,571

		926,204

Total Financials		1,754,963

TOTAL PREFERRED STOCKS (Identified Cost $1,888,259)		1,928,099

WARRANTS - 0.00%**
Health Care - 0.00%**
Life Sciences Tools & Services - 0.00%**
Caliper Life Sciences, Inc., 8/10/2011 (Identified Cost $5,289)	8,377	880

CORPORATE BONDS - 16.32%
Convertible Corporate Bonds - 0.35%
Consumer Discretionary - 0.05%
Hotels, Restaurants & Leisure - 0.05%
Carnival Corp. (Panama), 2.00%, 4/15/2021	$315,000	327,600

Consumer Staples - 0.02%
Beverages - 0.02%
Central European Distribution Corp., 3.00%, 3/15/2013	150,000	123,000

78	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2009

Pro-Blend® Extended Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Convertible Corporate Bonds (continued)
Health Care - 0.12%
Biotechnology - 0.10%
Amgen, Inc., 0.375%, 2/1/2013	$635,000	$624,681

Health Care Equipment & Supplies - 0.02%
Medtronic, Inc., 1.625%, 4/15/2013	140,000	136,150

Total Health Care		760,831

Industrials - 0.09%
Airlines - 0.09%
AirTran Holdings, Inc., 5.25%, 11/1/2016	125,000	118,125
JetBlue Airways Corp., 3.75%, 3/15/2035	420,000	413,175

Total Industrials		531,300

Information Technology - 0.07%
Computers & Peripherals - 0.07%
EMC Corp., 1.75%, 12/1/2013	335,000	402,000

Total Convertible Corporate Bonds (Identified Cost $2,189,703)		2,144,731

Non-Convertible Corporate Bonds - 15.97%
Consumer Discretionary - 2.12%
Diversified Consumer Services - 0.02%
Affinion Group, Inc., 11.50%, 10/15/2015	150,000	156,750

Hotels, Restaurants & Leisure - 0.69%
International Game Technology, 7.50%, 6/15/2019	710,000	784,697
McDonald’s Corp., 5.80%, 10/15/2017	620,000	695,125
McDonald’s Corp., 6.30%, 10/15/2037	690,000	776,869
Pinnacle Entertainment, Inc., 7.50%, 6/15/2015	795,000	715,500
Scientific Games Corp.[3] , 7.875%, 6/15/2016	370,000	362,600
Scientific Games International, Inc.[3,4] , 9.25%, 6/15/2019	210,000	218,400
Wendy’s - Arby’s Restaurants LLC[3] , 10.00%, 7/15/2016 .	370,000	394,050
Yonkers Racing Corp.[3] , 11.375%, 7/15/2016	245,000	254,800

		4,202,041

Household Durables - 0.15%
Fortune Brands, Inc., 5.375%, 1/15/2016	765,000	771,669
Jarden Corp., 7.50%, 5/1/2017	125,000	123,125

		894,794

Media - 0.77%
Cablevision Systems Corp.[3] , 8.625%, 9/15/2017	795,000	822,825
Cinemark USA, Inc.[3] , 8.63%, 6/15/2019	245,000	253,575
Comcast Corp., 6.50%, 11/15/2035	670,000	693,490
Comcast Corp., 6.95%, 8/15/2037	355,000	387,221

The accompanying notes are an integral part of the financial statements.	79

Investment Portfolio - October 31, 2009

Pro-Blend® Extended Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Discretionary (continued)
Media (continued)
Interpublic Group of Companies, Inc., 10.00%, 7/15/2017	$185,000	$198,875
MDC Partners, Inc. (Canada)[3] , 11.00%, 11/1/2016	135,000	135,169
Mediacom LLC - Mediacom Capital Corp.[3] , 9.125%, 8/15/2019	245,000	252,962
Time Warner, Inc., 7.625%, 4/15/2031	500,000	559,198
UPC Holding B.V. (Netherlands)[3] , 9.875%, 4/15/2018	125,000	132,188
Virgin Media Finance plc, Series 1, (United Kingdom), 9.50%, 8/15/2016	370,000	391,275
The Walt Disney Co., Series B, 7.00%, 3/1/2032	380,000	461,473
WMG Acquisition Corp.[3] , 9.50%, 6/15/2016	125,000	133,438
XM Satellite Radio, Inc.[3] , 11.25%, 6/15/2013	245,000	257,250

		4,678,939

Multiline Retail - 0.12%
Target Corp., 6.00%, 1/15/2018	655,000	735,243

Specialty Retail - 0.23%
The Home Depot, Inc., 5.40%, 3/1/2016	745,000	786,229
Lowe’s Companies, Inc., 6.10%, 9/15/2017	575,000	644,956

		1,431,185

Textiles, Apparel & Luxury Goods - 0.14%
Jones Apparel Group, Inc., 6.125%, 11/15/2034	245,000	196,000
Levi Strauss & Co., 8.875%, 4/1/2016	125,000	127,500
VF Corp., 5.95%, 11/1/2017	490,000	530,753

		854,253

Total Consumer Discretionary		12,953,205

Consumer Staples - 0.67%
Beverages - 0.29%
The Coca - Cola Co., 5.35%, 11/15/2017	630,000	684,761
Constellation Brands, Inc., 8.375%, 12/15/2014	370,000	390,350
Pepsico, Inc., 5.00%, 6/1/2018	620,000	660,382

		1,735,493

Food & Staples Retailing - 0.14%
The Kroger Co., 6.75%, 4/15/2012	605,000	663,150
Rite Aid Corp., 9.75%, 6/12/2016	185,000	199,800

		862,950

Food Products - 0.24%
Dole Food Co., Inc.[3] , 8.00%, 10/1/2016	125,000	126,562
General Mills, Inc., 5.65%, 2/15/2019	585,000	631,389

80	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2009

Pro-Blend® Extended Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Staples (continued)
Food Products (continued)
Kraft Foods, Inc., 6.125%, 2/1/2018	$665,000	$704,830

		1,462,781

Total Consumer Staples		4,061,224

Energy - 1.04%
Energy Equipment & Services - 0.40%
Baker Hughes, Inc., 7.50%, 11/15/2018	580,000	703,621
Cie Generale de Geophysique - Veritas (France), 7.75%, 5/15/2017	425,000	420,750
Complete Production Services, Inc., 8.00%, 12/15/2016	185,000	175,288
Hercules Offshore, Inc.[3], 10.50%, 10/15/2017	125,000	124,688
Hornbeck Offshore Services, Inc.[3], 8.00%, 9/1/2017	250,000	247,500
Weatherford International Ltd. (Switzerland), 9.625%, 3/1/2019	620,000	767,585

		2,439,432

Oil, Gas & Consumable Fuels - 0.64%
Alon Refining Krotz Springs, Inc.[3], 13.50%, 10/15/2014	250,000	236,250
Anadarko Petroleum Corp., 5.95%, 9/15/2016	345,000	370,012
Apache Corp., 6.90%, 9/15/2018	600,000	709,558
Arch Coal, Inc.[3], 8.75%, 8/1/2016	185,000	189,625
Arch Western Finance LLC, 6.75%, 7/1/2013	690,000	665,850
Chesapeake Energy Corp., 6.875%, 1/15/2016	185,000	178,525
Encore Acquisition Co., 7.25%, 12/1/2017	245,000	233,975
Gibson Energy ULC - GEP Midstream Finance Corp. (Canada)[3], 11.75%, 5/27/2014	125,000	131,875
Plains Exploration & Production Co., 8.625%, 10/15/2019	670,000	671,675
Tesoro Corp., 9.75%, 6/1/2019	370,000	380,175
Whiting Petroleum Corp., 7.00%, 2/1/2014	125,000	124,531

		3,892,051

Total Energy		6,331,483

Financials - 5.74%
Capital Markets - 2.02%
Goldman Sachs Capital I, 6.345%, 2/15/2034	750,000	710,464
Goldman Sachs Capital II, 5.793%, 12/29/2049	630,000	468,562
The Goldman Sachs Group, Inc.[5], 3.25%, 6/15/2012	9,123,000	9,535,953
The Goldman Sachs Group, Inc., 6.15%, 4/1/2018	690,000	735,274
Merrill Lynch & Co., Inc., 6.11%, 1/29/2037	255,000	241,031

The accompanying notes are an integral part of the financial statements.	81

Investment Portfolio - October 31, 2009

Pro-Blend® Extended Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Capital Markets (continued)
Morgan Stanley, 5.55%, 4/27/2017	$635,000	$639,097

		12,330,381

Commercial Banks - 1.14%
HSBC Finance Corp., 7.00%, 5/15/2012	700,000	761,949
HSBC Finance Corp., 6.375%, 11/27/2012	240,000	260,899
Manufacturers & Traders Trust Co., 6.625%, 12/4/2017	845,000	875,489
PNC Bank National Association, 5.25%, 1/15/2017	1,035,000	1,041,636
U.S. Bank National Association, 6.375%, 8/1/2011	575,000	620,747
U.S. Bank National Association, 6.30%, 2/4/2014	555,000	622,860
Wachovia Corp., 5.25%, 8/1/2014	650,000	675,671
Wells Fargo & Co.[5], 3.00%, 12/9/2011	2,010,000	2,086,706

		6,945,957

Consumer Finance - 0.32%
American Express Co., 8.125%, 5/20/2019	680,000	813,774
American Express Co., 6.80%, 9/1/2066	555,000	482,850
SLM Corp., 4.00%, 1/15/2010	670,000	668,955

		1,965,579

Diversified Financial Services - 2.13%
Bank of America Corp.[5], 3.125%, 6/15/2012	6,102,000	6,353,927
Bank of America Corp., 5.75%, 8/15/2016	685,000	686,618
Bank of America Corp., Series L, 7.625%, 6/1/2019	690,000	796,198
Citigroup Funding, Inc.[5], 1.875%, 10/22/2012	3,892,000	3,904,988
JPMorgan Chase & Co.[5], 3.125%, 12/1/2011	1,195,000	1,243,750

		12,985,481

Insurance - 0.09%
Ambac Financial Group, Inc., 5.95%, 12/5/2035	980,000	245,562
American International Group, Inc., 4.25%, 5/15/2013	345,000	290,347

		535,909

Real Estate Investment Trusts (REITS) - 0.04%
Felcor Lodging LP3, 10.00%, 10/1/2014	245,000	241,938

Total Financials		35,005,245

Health Care - 0.71%
Health Care Equipment & Supplies - 0.31%
Becton, Dickinson and Co., 6.00%, 5/15/2039	695,000	749,714
Fresenius Medical Care Capital Trust IV, 7.875%, 6/15/2011	245,000	249,287
Inverness Medical Innovations, Inc., 7.875%, 2/1/2016	185,000	182,225

82	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2009

Pro-Blend® Extended Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Health Care (continued)
Health Care Equipment & Supplies (continued)
Inverness Medical Innovations, Inc., 9.00%, 5/15/2016	$714,000	$724,710

		1,905,936

Health Care Providers & Services - 0.16%
HCA, Inc.[3], 7.875%, 2/15/2020	795,000	818,850
Health Management Associates, Inc., 6.125%, 4/15/2016	185,000	171,125

		989,975

Pharmaceuticals - 0.24%
Johnson & Johnson, 5.95%, 8/15/2037	565,000	633,148
Wyeth, 6.50%, 2/1/2034	700,000	809,602

		1,442,750

Total Health Care		4,338,661

Industrials - 2.74%
Aerospace & Defense - 0.27%
The Boeing Co., 6.00%, 3/15/2019	625,000	693,434
GeoEye, Inc.[3], 9.625%, 10/1/2015	250,000	258,125
Honeywell International, Inc., 5.30%, 3/1/2018	660,000	709,081

		1,660,640

Air Freight & Logistics - 0.12%
United Parcel Service, Inc., 6.20%, 1/15/2038	645,000	727,354

Airlines - 0.54%
AirTran Airways, Inc.[4,6], 10.41%, 4/1/2017	167,716	144,236
Delta Air Lines, Inc.[3], 9.50%, 9/15/2014	795,000	810,900
Southwest Airlines Co., 5.25%, 10/1/2014	750,000	755,765
Southwest Airlines Co., 5.75%, 12/15/2016	1,580,000	1,565,189

		3,276,090

Building Products - 0.08%
Owens Corning, 9.00%, 6/15/2019	185,000	200,704
USG Corp.[3], 9.75%, 8/1/2014	185,000	194,250
USG Corp., 6.30%, 11/15/2016	125,000	107,500

		502,454

Commercial Services & Supplies - 0.21%
ACCO Brands Corp.[3], 10.625%, 3/15/2015	250,000	267,500
Corrections Corp. of America, 6.25%, 3/15/2013	245,000	243,775
Waste Management, Inc., 7.375%, 3/11/2019	645,000	751,969

		1,263,244

The accompanying notes are an integral part of the financial statements.	83

Investment Portfolio - October 31, 2009

Pro-Blend® Extended Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Industrial Conglomerates - 0.93%
General Electric Capital Corp.[5], 3.00%, 12/9/2011	$2,630,000	$2,729,254
General Electric Capital Corp., 6.375%, 11/15/2067	550,000	477,125
General Electric Capital Corp., Series A, 6.75%, 3/15/2032	680,000	714,689
General Electric Co., 5.25%, 12/6/2017	765,000	795,862
Textron, Inc., 7.25%, 10/1/2019	940,000	957,320

		5,674,250

Machinery - 0.29%
Caterpillar Financial Services Corp., 7.05%, 10/1/2018	620,000	718,053
John Deere Capital Corp., 5.50%, 4/13/2017	275,000	297,233
John Deere Capital Corp., 5.75%, 9/10/2018	700,000	762,626

		1,777,912

Road & Rail - 0.30%
CSX Corp., 6.00%, 10/1/2036	845,000	851,714
RailAmerica, Inc.[3], 9.25%, 7/1/2017	245,000	256,025
Union Pacific Corp., 5.65%, 5/1/2017	700,000	743,823

		1,851,562

Total Industrials		16,733,506

Information Technology - 0.59%
Communications Equipment - 0.22%
Cisco Systems, Inc., 5.90%, 2/15/2039	635,000	675,541
Hughes Network Systems LLC - HNS Finance Corp., 9.50%, 4/15/2014	650,000	661,375

		1,336,916

Computers & Peripherals - 0.13%
International Business Machines Corp., 8.00%, 10/15/2038	560,000	764,673

Electronic Equipment, Instruments & Components - 0.13%
Corning, Inc., 6.20%, 3/15/2016	720,000	779,190

Software - 0.11%
Microsoft Corp., 5.20%, 6/1/2039	690,000	689,966

Total Information Technology		3,570,745

Materials - 1.72%
Chemicals - 0.14%
E. I. du Pont de Nemours & Co., 6.00%, 7/15/2018	630,000	707,470
Terra Capital, Inc.[3], 7.75%, 11/1/2019	125,000	125,625

		833,095

84	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2009

Pro-Blend® Extended Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Materials (continued)
Containers & Packaging - 0.12%
Ball Corp., 6.625%, 3/15/2018	$245,000	$240,712
Cascades, Inc. (Canada), 7.25%, 2/15/2013	185,000	180,838
Reynolds Group DL Escrow, Inc. - Reynolds Group Escrow LLC[3], 7.75%, 10/15/2016	350,000	348,250

		769,800

Metals & Mining - 0.82%
Alcoa, Inc., 5.72%, 2/23/2019	3,122,000	2,997,773
Alcoa, Inc., 5.87%, 2/23/2022	405,000	374,210
BHP Billiton Finance (USA) Ltd. (Australia), 6.50%, 4/1/2019	600,000	689,159
Teck Resources Ltd. (Canada), 10.25%, 5/15/2016	370,000	426,425
Teck Resources Ltd. (Canada), 10.75%, 5/15/2019	425,000	495,125

		4,982,692

Paper & Forest Products - 0.64%
Georgia-Pacific LLC[3], 8.25%, 5/1/2016	425,000	450,500
Georgia-Pacific LLC[3], 7.125%, 1/15/2017	370,000	373,700
International Paper Co., 9.375%, 5/15/2019	2,562,000	3,101,526

		3,925,726

Total Materials		10,511,313

Telecommunication Services - 0.23%
Diversified Telecommunication Services - 0.14%
Intelsat Subsidiary Holding Co. Ltd. (Bermuda)[3], 8.875%, 1/15/2015	185,000	185,694
Telesat - Telesat LLC (Canada), 11.00%, 11/1/2015	370,000	401,450
Wind Acquisition Finance S.A. (Luxembourg)[3], 11.75%, 7/15/2017	245,000	276,850

		863,994

Wireless Telecommunication Services - 0.09%
CC Holdings GS V LLC - Crown Castle GS III Corp.[3], 7.75%, 5/1/2017	125,000	131,250
SBA Telecommunications, Inc.[3], 8.00%, 8/15/2016	370,000	382,950

		514,200

Total Telecommunication Services		1,378,194

Utilities - 0.41%
Electric Utilities - 0.25%
Exelon Generation Co. LLC, 5.35%, 1/15/2014	770,000	817,729

The accompanying notes are an integral part of the financial statements.	85

Investment Portfolio - October 31, 2009

Pro-Blend® Extended Term Series	Principal Amount/ Shares	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Utilities (continued)
Electric Utilities (continued)
Southwestern Electric Power Co., 6.45%, 1/15/2019	$660,000	$715,024

		1,532,753

Gas Utilities - 0.04%
Ferrellgas Partners LP3, 9.125%, 10/1/2017	245,000	256,025

Independent Power Producers & Energy Traders - 0.09%
Mirant Americas Generation LLC, 9.125%, 5/1/2031	370,000	304,787
North American Energy Alliance LLC - North American Energy Alliance Finance Corp.[3], 10.875%, 6/1/2016	250,000	260,000

		564,787

Multi-Utilities - 0.03%
CenterPoint Energy Resources Corp., Series B, 7.875%, 4/1/2013	135,000	152,245

Total Utilities		2,505,810

Total Non-Convertible Corporate Bonds (Identified Cost $93,820,966)		97,389,386

TOTAL CORPORATE BONDS (Identified Cost $96,010,669)		99,534,117

MUTUAL FUNDS - 0.92%
Financial Select Sector SPDR Fund	27,850	390,457
iShares iBoxx High Yield Corporate Bond Fund	20,991	1,788,013
iShares iBoxx Investment Grade Corporate Bond Fund	24,403	2,578,909
SPDR Barclays Capital High Yield Bond ETF	22,350	849,077

TOTAL MUTUAL FUNDS (Identified Cost $5,122,058)		5,606,456

U.S. TREASURY SECURITIES - 12.52%
U.S. Treasury Bonds - 3.25%
U.S. Treasury Bond, 5.50%, 8/15/2028	$8,050,000	9,413,469
U.S. Treasury Bond, 5.375%, 2/15/2031	8,924,000	10,369,964

Total U.S. Treasury Bonds (Identified Cost $19,468,421)		19,783,433

U.S. Treasury Notes - 9.27%
U.S. Treasury Note, 1.875%, 2/28/2014	7,450,000	7,397,619
U.S. Treasury Note, 2.625%, 6/30/2014	21,680,000	22,094,977
U.S. Treasury Note, 2.375%, 8/31/2014	12,500,000	12,563,475
U.S. Treasury Note, 4.00%, 8/15/2018	10,150,000	10,674,156

86	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2009

Pro-Blend® Extended Term Series	Principal Amount	Value (Note 2)

U.S. TREASURY SECURITIES (continued)

U.S. Treasury Notes (continued)
U.S. Treasury Note, 2.75%, 2/15/2019	$4,000,000	$3,801,248

Total U.S. Treasury Notes (Identified Cost $56,245,227)		56,531,475

TOTAL U.S. TREASURY SECURITIES (Identified Cost $75,713,648)		76,314,908

ASSET-BACKED SECURITIES - 0.08%
Hertz Vehicle Financing LLC, Series 2009-2A, Class A2[3], 5.29%, 3/25/2016 (Identified Cost $469,972)	470,000	473,240

U.S. GOVERNMENT AGENCIES - 6.27%
Mortgage-Backed Securities - 3.50%
Fannie Mae, Pool #621881, 5.50%, 1/1/2017	1,015	1,093
Fannie Mae, Pool #252210, 6.50%, 2/1/2019	8,644	9,302
Fannie Mae, Pool #725793, 5.50%, 9/1/2019	238,511	256,546
Fannie Mae, Pool #844917, 4.50%, 11/1/2020	277,630	291,817
Fannie Mae, Pool #813938, 4.50%, 12/1/2020	218,364	229,522
Fannie Mae, Pool #813954, 4.50%, 12/1/2020	207,118	217,701
Fannie Mae, Pool #864435, 4.50%, 12/1/2020	116,280	122,222
Fannie Mae, Pool #837190, 5.00%, 12/1/2020	60,904	64,709
Fannie Mae, Pool #909732, 5.00%, 2/1/2022	73,709	77,820
Fannie Mae, Pool #912520, 5.00%, 2/1/2022	776,087	822,159
Fannie Mae, Pool #745147, 4.50%, 12/1/2035	5,066,901	5,154,862
Fannie Mae, Pool #901895, 6.50%, 9/1/2036	543,019	584,094
Fannie Mae, Pool #899393, 6.00%, 4/1/2037	1,951,599	2,077,338
Freddie Mac, Pool #B16835, 5.50%, 10/1/2019	227,535	244,384
Freddie Mac, Pool #G11896, 4.50%, 1/1/2021	843,713	886,563
Freddie Mac, Pool #G12419, 5.00%, 10/1/2021	429,581	455,559
Freddie Mac, Pool #G18156, 5.00%, 12/1/2021	108,960	115,549
Freddie Mac, Pool #G18168, 5.00%, 2/1/2022	158,869	168,079
Freddie Mac, Pool #G18182, 5.50%, 5/1/2022	420,396	448,046
Freddie Mac, Pool #G12833, 4.50%, 9/1/2022	1,329,529	1,385,417
Freddie Mac, Pool #J06711, 5.00%, 1/1/2023	1,130,104	1,195,621
Freddie Mac, Pool #G12966, 5.50%, 1/1/2023	628,066	669,374
Freddie Mac, Pool #G13136, 4.50%, 5/1/2023	793,602	826,094
Freddie Mac, Pool #A22067, 6.50%, 5/1/2034	170,979	184,420
Freddie Mac, Pool #A52716, 6.50%, 10/1/2036	1,017,354	1,092,559
Freddie Mac, Pool #A62373, 5.00%, 6/1/2037	2,664,265	2,765,367
Freddie Mac, Pool #A82556, 5.50%, 10/1/2038	839,867	885,239

The accompanying notes are an integral part of the financial statements.	87

Investment Portfolio - October 31, 2009

	Principal Amount/ Shares

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
GNMA, Pool #631703, 6.50%, 9/15/2034	$93,817	$100,024

Total Mortgage-Backed Securities (Identified Cost $19,956,962)		21,331,480

Other Agencies - 2.77%
Fannie Mae, 6.25%, 5/15/2029	2,516,000	3,020,566
Fannie Mae, 7.25%, 5/15/2030	2,260,000	3,020,469
Fannie Mae, 6.625%, 11/15/2030	2,402,000	3,014,849
Freddie Mac, 3.75%, 3/27/2019	7,840,000	7,844,359

Total Other Agencies (Identified Cost $16,877,354)		16,900,243

TOTAL U.S. GOVERNMENT AGENCIES (Identified Cost $36,834,316)		38,231,723

SHORT-TERM INVESTMENTS - 2.37%
Dreyfus Cash Management, Inc. - Institutional Shares[7], 0.13%	8,277,471	8,277,471
U.S. Treasury Bill[8] , 0.24%, 8/26/2010	$6,200,000	6,184,550

TOTAL SHORT-TERM INVESTMENTS (Identified Cost $14,465,154)		14,462,021

TOTAL INVESTMENTS - 99.76% (Identified Cost $593,731,052)		608,245,780

OTHER ASSETS, LESS LIABILITIES - 0.24%		1,469,221

NET ASSETS - 100%		$609,715,001

ADR - American Depository Receipt

BDR - Brazilian Depository Receipt

NVDR - Non-Voting Depository Receipt

*Non-income producing security

**Less than 0.01%

1Bank of New York Mellon Corp. is the Fund’s custodian.

2Latest quoted sales price is not available and the latest quoted bid price was used to value the security.

3Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under rule 144A and have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $10,385,428, or 1.70%, of the Series’ net assets as of October 31, 2009 (see Note 2 to the financial statements).

4Security has been valued at fair value (see Note 2 to the financial statements).

5Security insured under the Federal Deposit Insurance Corporation Temporary Liquidity Guarantee Program.

6Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. This security was acquired on October 13, 2009 at a cost of $145,913 ($87.00 per share). This security has been sold under rule 144A and has been determined to be illiquid under guidelines established by the Board of Directors. This security amounts to $144,236, or 0.02%, of the Series’ net assets as of October 31, 2009 (see Note 2 to the financial statements).

7Rate shown is the current yield as of report date.

8Rate shown reflects the annualized yield at time of purchase.

88	The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Extended Term Series

October 31, 2009

ASSETS:

Investments, at value (identified cost $593,731,052) (Note 2)	$608,245,780
Cash	598,275
Foreign currency, at value (cost $97,709)	99,220
Interest receivable	2,524,155
Receivable for fund shares sold	1,127,174
Dividends receivable	178,134
Foreign tax reclaims receivable	169,536

TOTAL ASSETS	612,942,274

LIABILITIES:

Accrued management fees (Note 3)	386,749
Accrued shareholder services fees (Class S) (Note 3)	108,234
Accrued fund accounting and transfer agent fees (Note 3)	31,010
Accrued Chief Compliance Officer service fees (Note 3)	412
Payable for securities purchased	2,500,859
Payable for fund shares repurchased	139,551
Audit fees payable	33,711
Other payables and accrued expenses	26,747

TOTAL LIABILITIES	3,227,273

TOTAL NET ASSETS	$609,715,001

NET ASSETS CONSIST OF:

Capital stock	$492,103
Additional paid-in-capital	645,077,831
Undistributed net investment income	4,449,612
Accumulated net realized loss on investments, foreign currency and translation of other assets and liabilities	(54,837,053)
Net unrealized appreciation on investments, foreign currency and translation of other assets and liabilities	14,532,508

TOTAL NET ASSETS	$609,715,001

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($511,700,229/38,412,912 shares)	$13.32

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($98,014,772/10,797,377 shares)	$9.08

The accompanying notes are an integral part of the financial statements.	89

Statement of Operations - Pro-Blend® Extended Term Series

For the Year Ended October 31, 2009

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $184,997)	$5,483,150
Interest	6,413,614

Total Investment Income	11,896,764

EXPENSES:

Management fees (Note 3)	3,481,113
Shareholder services fees (Class S) (Note 3)	1,055,551
Fund accounting and transfer agent fees (Note 3)	307,365
Directors’ fees (Note 3)	12,300
Chief Compliance Officer service fees (Note 3)	3,800
Custodian fees	42,100
Miscellaneous	125,448

Total Expenses	5,027,677
Less reduction of expenses (Note 3)	(37,479)

Net Expenses	4,990,198

NET INVESTMENT INCOME	6,906,566

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized loss on-
Investments	(47,514,500)
Foreign currency and translation of other assets and liabilities	(29,592)

(47,544,092)

Net change in unrealized appreciation (depreciation) on-
Investments	109,713,756
Foreign currency and translation of other assets and liabilities	45,835

109,759,591

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	62,215,499

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$69,122,065

90	The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets - Pro-Blend® Extended Term Series

	For the Year Ended 10/31/09	For the Year Ended 10/31/08

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$6,906,566	$7,961,021
Net realized loss on investments and foreign currency	(47,544,092)	(6,193,462)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	109,759,591	(150,934,967)

Net increase (decrease) from operations	69,122,065	(149,167,408)

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(7,399,150)	(7,143,286)
From net investment income (Class I)	(270,130)	(6,624)
From net realized gain on investments (Class S)	—	(58,266,919)

Total distributions to shareholders	(7,669,280)	(65,416,829)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	122,302,231	43,553,483

Net increase (decrease) in net assets	183,755,016	(171,030,754)

NET ASSETS:

Beginning of year	425,959,985	596,990,739

End of year (including undistributed net investment income of $4,449,612 and $5,212,739, respectively)	$609,715,001	$425,959,985

The accompanying notes are an integral part of the financial statements.	91

Financial Highlights - Pro-Blend® Extended Term Series - Class S

	For the Years Ended

	10/31/09	10/31/08	10/31/07	10/31/06	10/31/05

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$11.75	$17.82	$17.12	$15.82	$14.45

Income (loss) from investment operations:
Net investment income	0.17[1]	0.22	0.22	0.21	0.13
Net realized and unrealized gain (loss) on investments	1.60	(4.36)	1.88	2.18	1.71

Total from investment operations	1.77	(4.14)	2.10	2.39	1.84

Less distributions to shareholders:
From net investment income	(0.20)	(0.21)	(0.25)	(0.14)	(0.11)
From net realized gain on investments	—	(1.72)	(1.15)	(0.95)	(0.36)

Total distributions to shareholders	(0.20)	(1.93)	(1.40)	(1.09)	(0.47)

Net asset value - End of year	$13.32	$11.75	$17.82	$17.12	$15.82

Net assets - End of year (000’s omitted)	$511,700	$424,876	$596,991	$484,003	$365,726

Total return[2]	15.47%	(25.70%)	12.95%	16.03%	12.92%
Ratios (to average net assets)/ Supplemental Data:
Expenses*	1.10%	1.10%	1.11%	1.14%	1.17%
Net investment income	1.48%	1.50%	1.37%	1.42%	0.89%
Series portfolio turnover	62%	76%	82%	82%	71%

*The investment advisor did not impose all or a portion of its management fees, CCO fees and fund accounting and transfer agent fees in some years. If these expenses had been incurred by the Class, the expense ratio (to average net assets)

would have been increased by the following amount:	0.01%	0.00%[3]	N/A	N/A	0.01%

1Calculated based on average shares outstanding during the year.

2Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

3Less than 0.01%.

92	The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Extended Term Series - Class I

	For the Year Ended 10/31/09	For the Period 3/28/08[1] to 10/31/08

Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$8.10	$10.00

Income (loss) from investment operations:
Net investment income	0.13[2]	0.08
Net realized and unrealized gain (loss) on investments	1.10	(1.91)

Total from investment operations	1.23	(1.83)

Less distributions to shareholders:
From net investment income	(0.25)	(0.07)

Net asset value - End of period	$9.08	$8.10

Net assets - End of period (000’s omitted)	$98,015	$1,084

Total return[3]	15.82%	(18.46%)
Ratios (to average net assets)/ Supplemental Data:
Expenses*	0.85%	0.85%[4]
Net investment income	1.59%	1.62%[4]
Series portfolio turnover	62%	76%

*The investment advisor did not impose all or a portion of its management fees, CCO fees and fund accounting and transfer agent fees in some periods. If these expenses had been incurred by the Class, the expense ratio (to average net assets)

would have been increased by the following amount:	0.00%[5]	0.02%[4]

1Commencement of operations.

2Calculated based on average shares outstanding during the year.

3Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the period. Periods less than one year are not annualized.

4Annualized.

5Less than 0.01%.

The accompanying notes are an integral part of the financial statements.	93

Performance Update - Pro-Blend® Maximum Term Series (unaudited)

	Average Annual Total Returns As of October 31, 2009
	One Year	Five Year	Ten Year	Since Inception[1]
Manning & Napier Fund, Inc. - Pro-Blend® Maximum Term Series - Class S2	17.34%	3.81%	6.14%	8.53%
Manning & Napier Fund, Inc. - Pro-Blend® Maximum Term Series - Class I2,3	17.58%	4.09%	6.47%	8.88%
Russell 3000® Index[4,6]	10.83%	0.71%	-0.14%	6.15%
20%/65%/15% Blended Index[4,5,6]	16.08%	2.87%	1.79%	6.32%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Pro-Blend® Maximum Term Series - Class S for the ten years ended October 31, 2009 to the Russell 3000® Index and a 20%/65%/15% Blended Index.

1Performance numbers for the Series and Indices are calculated from November 1, 1995, the Class S inception date.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2009, this net expense ratio was 1.10% for Class S and 0.85% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.13% for Class S and 0.87% for Class I for the year ended October 31, 2009.

3For periods prior to the inception of Class I on March 28, 2008, the performance figures are hypothetical and reflect the performance of the Manning & Napier Fund, Inc. - Pro-Blend® Maximum Term Series - Class S adjusted for expense differences.

4The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns, unlike Series returns, do not reflect any fees or expenses.

5The 20%/65%/15% Blended Index is 20% Morgan Stanley Capital International (MSCI) All Country World Index ex U.S., 65% Russell 3000® Index, and 15% Barclays Capital U.S. Aggregate Bond Index. The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market country indices outside the United States. The Index is denominated in U.S. Dollars. The Index returns assume daily reinvestment of gross dividends (which do not account for foreign dividend taxation) from the inception of the Series through December 31, 1998, as net returns were not available. Subsequent to December 31, 1998, the Index returns assume daily reinvestment of net dividends (thus accounting for foreign dividend taxation). The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The Index returns assume reinvestment of income. Both Indices’ returns, unlike Series returns, do not reflect any fees or expenses.

6Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative Indices’ portfolios.

94

Shareholder Expense Example - Pro-Blend® Maximum Term Series (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the Hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 5/1/09	Ending Account Value 10/31/09	Expenses Paid During Period 5/1/09-10/31/09*	Annualized Expense ratio
Class S
Actual	$1,000.00	$1,174.50	$6.03	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.60	1.10%
Class I
Actual	$1,000.00	$1,175.40	$4.66	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33	0.85%

*Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which is based on one-year data. The Class’ total return would have been lower had certain expenses not been waived during the period.

95

Portfolio Composition - Pro-Blend® Maximum Term Series (unaudited)

As of October 31, 2009

Sector Allocation4

Information Technology	25.27%
Health Care	18.48%
Consumer Discretionary	10.98%
Industrials	9.83%
Financials	9.39%
Consumer Staples	7.98%
Energy	6.08%
Materials	2.96%
Telecommunication Services	1.94%
Utilities	0.18%

4Including common stocks, preferred stocks and warrants, as a percentage of total investments.

Top Ten Stock Holdings5

Google, Inc. - Class A	3.85%
Cisco Systems, Inc.	2.71%
The Walt Disney Co.	2.57%
Microsoft Corp.	2.36%
Southwest Airlines Co.	2.33%
Hess Corp.	2.22%
EMC Corp.	2.02%
Electronic Arts, Inc. (EA)	1.91%
Nestle S.A. (Switzerland)	1.85%
Unilever plc - ADR (United Kingdom)	1.79%

5As a percentage of total investments.

96

Investment Portfolio - October 31, 2009

Pro-Blend® Maximum Term Series	Shares	Value (Note 2)

COMMON STOCKS - 92.94%

Consumer Discretionary - 10.96%
Auto Components - 0.07%
Hankook Tire Co. Ltd. (South Korea)	12,990	$251,614
WABCO Holdings, Inc.	4,900	116,228

		367,842

Automobiles - 0.09%
Bayerische Motoren Werke AG (BMW) (Germany)	3,470	170,025
Hyundai Motor Co. (South Korea)	2,120	196,354
Suzuki Motor Corp. (Japan)	2,500	62,073

		428,452

Diversified Consumer Services - 0.02%
Coinstar, Inc.*	3,560	112,994

Hotels, Restaurants & Leisure - 2.11%
Carnival Corp.*	178,081	5,185,719
Choice Hotels International, Inc.	3,290	98,108
Club Mediterranee S.A. (France)*	6,455	131,330
International Game Technology	282,895	5,046,847

		10,462,004

Household Durables - 0.17%
Corporacion Geo S.A.B. de C.V. - Class B (Mexico)*	35,870	94,404
LG Electronics, Inc. (South Korea)	1,750	165,786
NVR, Inc.*	250	165,567
Rodobens Negocios Imobiliarios S.A. (Brazil)	41,780	436,157

		861,914

Leisure Equipment & Products - 0.03%
Sankyo Co. Ltd. (Japan)	2,100	121,546

Media - 4.27%
Comcast Corp. - Class A	490,164	7,107,378
Grupo Televisa S.A. - ADR (Mexico)	13,240	256,327
Impresa-Sociedade Gestora de Participacoes S.A. (Portugal)*	18,150	36,326
The McGraw-Hill Companies, Inc.	9,330	268,517
Mediacom Communications Corp. - Class A*	26,420	126,288
Reed Elsevier plc - ADR (United Kingdom)	3,895	117,473
Societe Television Francaise 1 (France)	28,690	451,982
The Walt Disney Co.	464,760	12,720,481
Wolters Kluwer N.V. (Netherlands)	5,100	114,045

		21,198,817

Multiline Retail - 1.01%
Nordstrom, Inc.	154,370	4,905,879

The accompanying notes are an integral part of the financial statements.	97

Investment Portfolio - October 31, 2009

Pro-Blend® Maximum Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Consumer Discretionary (continued)
Multiline Retail (continued)
PPR (France)	885	$96,847

		5,002,726

Specialty Retail - 3.11%
Dick’s Sporting Goods, Inc.*	259,440	5,886,694
Dufry South America Ltd. - BDR (Bermuda)	6,120	106,308
The Finish Line, Inc. - Class A	17,710	179,579
The Home Depot, Inc.	83,270	2,089,244
KOMERI Co. Ltd. (Japan)	3,700	103,583
Lowe’s Companies, Inc.	143,450	2,807,317
The Sherwin-Williams Co.	74,760	4,264,310

		15,437,035

Textiles, Apparel & Luxury Goods - 0.08%
Adidas AG (Germany)	1,870	86,688
LVMH S.A. (Louis Vuitton Moet Hennessy) (France)	1,000	103,972
True Religion Apparel, Inc.*	7,320	188,636

		379,296

Total Consumer Discretionary		54,372,626

Consumer Staples - 7.93%
Beverages - 0.11%
Diageo plc (United Kingdom)	6,410	104,784
Heineken N.V. (Netherlands)	7,100	314,663
Kirin Holdings Co. Ltd. (Japan)	8,000	133,044

		552,491

Food & Staples Retailing - 0.26%
BJ’s Wholesale Club, Inc.*	6,450	225,943
Carrefour S.A. (France)	13,380	576,346
Casino Guichard-Perrachon S.A. (France)	1,550	123,587
Tesco plc (United Kingdom)	58,000	387,768

		1,313,644

Food Products - 7.49%
Cadbury plc (United Kingdom)	59,504	752,480
Danone S.A. (France)	2,500	150,679
Dean Foods Co.*	280,400	5,111,692
Flowers Foods, Inc.	8,170	190,851
General Mills, Inc.	97,810	6,447,635
Kellogg Co.	121,800	6,277,572
Nestle S.A. (Switzerland)	197,060	9,185,505
Sanderson Farms, Inc.	1,980	72,448
Suedzucker AG (Germany)	4,050	83,800

98	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2009

Pro-Blend® Maximum Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Food Products (continued)
Unilever plc - ADR (United Kingdom)	298,094	$8,892,144

		37,164,806

Household Products - 0.04%
Kao Corp. (Japan)	2,000	45,104
Reckitt Benckiser Group plc (United Kingdom)	3,060	152,425

		197,529

Personal Products - 0.03%
Alberto-Culver Co.	5,100	136,782

Total Consumer Staples		39,365,252

Energy - 6.07%
Energy Equipment & Services - 2.65%
Baker Hughes, Inc.	153,017	6,437,425
Calfrac Well Services Ltd. (Canada)	24,560	389,038
Compagnie Generale de Geophysique - Veritas (CGG - Veritas) (France)*	14,050	279,238
Dril-Quip, Inc.*	3,340	162,291
Trican Well Service Ltd. (Canada)	23,770	278,109
Weatherford International Ltd. (Switzerland)*	318,666	5,586,215

		13,132,316

Oil, Gas & Consumable Fuels - 3.42%
BP plc (United Kingdom)	9,950	93,459
Cameco Corp. (Canada)	184,670	5,024,871
Forest Oil Corp.*	1,750	34,300
Hess Corp.	201,020	11,003,835
Mariner Energy, Inc.*	1,375	17,517
Royal Dutch Shell plc - Class B - ADR (Netherlands)	3,960	230,314
Royal Dutch Shell plc - Class B (Netherlands)	3,414	98,617
Talisman Energy, Inc. (Canada)	13,020	222,124
Total S.A. (France)	2,200	131,561
Uranium One, Inc. (Canada)*	44,300	125,688

		16,982,286

Total Energy		30,114,602

Financials - 9.38%
Capital Markets - 4.58%
Bank of New York Mellon Corp.[1]	260,240	6,937,998
Credit Suisse Group AG - ADR (Switzerland)	3,250	173,225
Daiwa Securities Group, Inc. (Japan)	4,000	21,818
Federated Investors, Inc. - Class B	213,910	5,615,138
GAM Holding Ltd. (Switzerland)	28,170	345,157

The accompanying notes are an integral part of the financial statements.	99

Investment Portfolio - October 31, 2009

Pro-Blend® Maximum Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Financials (continued)
Capital Markets (continued)
The Goldman Sachs Group, Inc.	1,850	$314,814
Legg Mason, Inc.	11,380	331,272
Nomura Holdings, Inc. (Japan)	2,300	16,736
Northern Trust Corp.	88,670	4,455,668
SEI Investments Co.	248,788	4,346,326
State Street Corp.	3,370	141,473

		22,699,625

Commercial Banks - 0.46%
BNP Paribas (France)	1,403	106,230
The Chugoku Bank Ltd. (Japan)	7,300	100,074
Commerzbank AG (Germany)*	3,075	32,130
Credit Agricole S.A. (France)	2,840	54,772
First Commonwealth Financial Corp.	59,040	309,960
The Hachijuni Bank Ltd. (Japan)	13,400	80,833
HSBC Holdings plc - ADR (United Kingdom)	7,335	406,286
ICICI Bank Ltd. - ADR (India)	8,940	281,163
KeyCorp	53,450	288,096
Mitsubishi UFJ Financial Group, Inc. (Japan)	6,000	32,994
Societe Generale - ADR (France)[2]	12,660	177,873
The Sumitomo Trust & Banking Co. Ltd. (Japan)	12,000	64,923
Wilmington Trust Corp.	29,370	353,908

		2,289,242

Consumer Finance - 1.45%
American Express Co.	200,630	6,989,949
Discover Financial Services	14,140	199,940

		7,189,889

Diversified Financial Services - 0.41%
Financiere Marc de Lacharriere S.A. (Fimalac) (France)	5,100	266,405
ING Groep N.V. (Netherlands)*	3,225	42,411
JPMorgan Chase & Co.	18,951	791,583
Moody’s Corp.	39,080	925,414

		2,025,813

Insurance - 2.11%
Allianz SE (Germany)	7,638	877,205
Amil Participacoes S.A. (Brazil)	45,690	259,367
AXA S.A. (France)	2,675	66,982
Brown & Brown, Inc.	12,990	238,626
Muenchener Rueckversicherungs AG (MunichRe) (Germany)	2,073	328,380
Principal Financial Group, Inc.	5,430	135,967

100	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2009

Pro-Blend® Maximum Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Financials (continued)
Insurance (continued)
The Progressive Corp.*	497,180	$7,954,880
Willis Group Holdings Ltd. (United Kingdom)	22,805	615,735

		10,477,142

Real Estate Investment Trusts (REITS) - 0.18%
Alstria Office REIT AG (Germany)	13,000	143,868
American Campus Communities, Inc.	4,180	112,944
Corporate Office Properties Trust	15,480	513,781
Home Properties, Inc.	3,040	119,107

		889,700

Thrifts & Mortgage Finance - 0.19%
Aareal Bank AG (Germany)*	7,827	169,554
First Niagara Financial Group, Inc.	24,080	309,187
NewAlliance Bancshares, Inc.	24,280	269,022
People’s United Financial, Inc.	12,990	208,230

		955,993

Total Financials		46,527,404

Health Care - 18.46%
Biotechnology - 1.28%
Celera Corp.*	111,640	691,051
Genzyme Corp.*	112,243	5,679,496

		6,370,547

Health Care Equipment & Supplies - 5.51%
Abaxis, Inc.*	11,960	272,927
Becton, Dickinson and Co.	92,010	6,289,804
Cochlear Ltd. (Australia)	9,900	571,224
Conmed Corp.*	23,000	487,370
Covidien plc (Ireland)	40,620	1,710,914
DENTSPLY International, Inc.	23,990	790,711
DexCom, Inc.*	60,884	417,664
Gen-Probe, Inc.*	114,990	4,797,383
Hologic, Inc.*	26,880	397,287
Inverness Medical Innovations, Inc.*	174,939	6,649,431
Micrus Endovascular Corp.*	13,058	154,346
Mindray Medical International Ltd. - ADR (China)	19,000	583,870
Nobel Biocare Holding AG (Switzerland)	30,060	855,592
OraSure Technologies, Inc.*	153,636	500,853
Shandong Weigao Group Medical Polymer Co. Ltd. - Class H (China)	132,000	469,227
Sirona Dental Systems, Inc.*	20,430	549,771

The accompanying notes are an integral part of the financial statements.	101

Investment Portfolio - October 31, 2009

Pro-Blend® Maximum Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Health Care (continued)
Health Care Equipment & Supplies (continued)
Straumann Holding AG (Switzerland)	2,774	$670,584
Synthes, Inc	4,220	501,842
Zoll Medical Corp.*	34,830	676,399

		27,347,199

Health Care Providers & Services - 2.79%
Aetna, Inc	31,200	812,136
Bio-Reference Laboratories, Inc.*	13,070	422,553
Bumrungrad Hospital Public Co. Ltd. - NVDR (Thailand)	124,000	103,874
CIGNA Corp.	29,680	826,291
Diagnosticos da America S.A. (Brazil)*	42,990	1,060,352
Quest Diagnostics, Inc.	120,420	6,735,091
Sonic Healthcare Ltd. (Australia)	103,750	1,309,331
UnitedHealth Group, Inc.	30,760	798,222
VCA Antech, Inc.*	37,920	903,255
WellPoint, Inc.*	18,000	841,680

		13,812,785

Health Care Technology - 1.57%
Allscripts - Misys Healthcare Solutions, Inc.*	24,510	477,945
Cerner Corp.*	73,893	5,618,824
Eclipsys Corp.*	89,230	1,673,062

		7,769,831

Life Sciences Tools & Services - 4.49%
Caliper Life Sciences, Inc.*	184,520	407,789
ICON plc-ADR (Ireland)*	28,000	691,600
Lonza Group AG (Switzerland)	33,270	2,592,783
Millipore Corp.*	115,850	7,763,109
PerkinElmer, Inc.	298,721	5,559,198
Thermo Fisher Scientific, Inc.*	117,300	5,278,500

		22,292,979

Pharmaceuticals - 2.82%
AstraZeneca plc - ADR (United Kingdom)	1,500	67,365
AstraZeneca plc (United Kingdom)	675	30,377
Bayer AG (Germany)	6,806	473,058
GlaxoSmithKline plc (United Kingdom)	6,775	138,994
Johnson & Johnson	99,720	5,888,466
Novartis AG - ADR (Switzerland)	136,477	7,089,980
Sanofi-Aventis S.A. (France)	837	61,274
Shire plc (United Kingdom)	9,080	159,756

102	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2009

Pro-Blend® Maximum Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Health Care (continued)
Pharmaceuticals (continued)
Takeda Pharmaceutical Co. Ltd. (Japan)	1,400	$56,768

		13,966,038

Total Health Care		91,559,379

Industrials - 9.82%
Aerospace & Defense - 0.08%
Empresa Brasileira de Aeronautica S.A. (Embraer) - ADR (Brazil)*	13,810	279,652
Hexcel Corp.*	10,360	113,960

		393,612

Air Freight & Logistics - 3.27%
FedEx Corp.	97,220	7,066,922
TNT N.V. (Netherlands)	12,744	339,085
United Parcel Service, Inc. - Class B	164,643	8,838,036

		16,244,043

Airlines - 2.48%
AirTran Holdings, Inc.*	70,320	297,453
Deutsche Lufthansa AG (Germany)	8,080	124,855
Ryanair Holdings plc - ADR (Ireland)*	8,410	229,341
Singapore Airlines Ltd. (Singapore)	11,000	106,739
Southwest Airlines Co.	1,375,797	11,556,695

		12,315,083

Building Products - 0.03%
Owens Corning*	6,080	134,429

Commercial Services & Supplies - 0.88%
Tomra Systems ASA (Norway)	77,800	392,675
Waste Management, Inc.	132,610	3,962,387

		4,355,062

Electrical Equipment - 0.20%
ABB Ltd. (Asea Brown Boveri) - ADR (Switzerland)	17,620	326,499
Alstom S.A. (France)	2,260	157,399
Gamesa Corporacion Tecnologica S.A. (Spain)	5,690	104,503
Nexans S.A. (France)	3,150	223,487
Schneider Electric S.A. (France)	1,590	166,158

		978,046

Industrial Conglomerates - 0.21%
Siemens AG (Germany)	10,810	977,897
Sonae (Portugal)	33,275	43,828

The accompanying notes are an integral part of the financial statements.	103

Investment Portfolio - October 31, 2009

Pro-Blend® Maximum Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Industrials (continued)
Industrial Conglomerates (continued)
Sonae Capital S.A. (SGPS) (Portugal)*	4,159	$5,447

		1,027,172

Machinery - 1.35%
FANUC Ltd. (Japan)	900	77,087
Lindsay Corp.	3,770	123,769
MAN SE (Germany)	1,890	155,704
Pall Corp.	194,260	6,165,812
Wabtec Corp.	4,460	163,950

		6,686,322

Professional Services - 0.14%
Equifax, Inc.	10,340	283,109
Experian plc (Ireland)	46,200	423,867

		706,976

Road & Rail - 1.18%
All America Latina Logistica S.A. (Brazil)	49,740	365,087
Heartland Express, Inc.	99,640	1,355,104
J.B. Hunt Transport Services, Inc.	84,920	2,552,695
Kansas City Southern*	4,700	113,881
Knight Transportation, Inc.	91,890	1,473,916

		5,860,683

Total Industrials		48,701,428

Information Technology - 25.24%
Communications Equipment - 5.65%
Alcatel-Lucent - ADR (France)*	163,780	604,348
Blue Coat Systems, Inc.*	42,550	948,014
Cisco Systems, Inc.*	587,810	13,431,459
Infinera Corp.*	100,000	743,000
Juniper Networks, Inc.*	121,018	3,087,169
Nokia Corp. - ADR (Finland)	685,800	8,647,938
Riverbed Technology, Inc.*	28,480	583,555

		28,045,483

Computers & Peripherals - 2.03%
Diebold, Inc.	1,480	44,755
EMC Corp.*	607,870	10,011,619

		10,056,374

Electronic Equipment, Instruments & Components - 0.07%
KEYENCE Corp. (Japan)	242	48,983

104	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2009

Pro-Blend® Maximum Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Information Technology (continued)
Electronic Equipment, Instruments & Components (continued)
LoJack Corp.*	76,166	$321,421

		370,404

Internet Software & Services - 4.01%
comScore, Inc.*	38,000	582,540
Google, Inc. - Class A*	35,539	19,053,169
Vocus, Inc.*	13,820	250,142

		19,885,851

IT Services - 4.71%
Accenture plc - Class A (Ireland)	146,440	5,429,995
Amdocs Ltd. (Guernsey)*	34,880	878,976
Automatic Data Processing, Inc.	165,429	6,584,074
Cap Gemini S.A. (France)	10,070	468,445
Companhia Brasileira de Meios de Pagamento (Brazil)	63,550	584,778
Online Resources Corp.*	89,060	467,565
Paychex, Inc.	279,775	7,948,408
Redecard S.A. (Brazil)	36,670	538,310
The Western Union Co.	24,830	451,161

		23,351,712

Semiconductors & Semiconductor Equipment - 1.43%
Advantest Corp. (Japan)	89,700	2,052,791
Hynix Semiconductor, Inc. (South Korea)*	3,260	49,772
KLA-Tencor Corp.	65,080	2,115,751
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan)	13,933	132,921
Tokyo Electron Ltd. (Japan)	46,890	2,729,585

		7,080,820

Software - 7.34%
Autodesk, Inc.*	280,480	6,992,366
DemandTec, Inc.*	13,230	116,292
Electronic Arts, Inc. (EA)*	520,060	9,485,894
Intuit, Inc.*	11,120	323,259
Microsoft Corp.	420,910	11,671,834
Misys plc (United Kingdom)*	54,230	184,330
Net 1 UEPS Technologies, Inc. (South Africa)*	18,000	314,820
SAP AG - ADR (Germany)	136,900	6,197,463
SAP AG (Germany)	3,200	145,046
Shanda Interactive Entertainment Ltd. - ADR (China)*	5,930	259,022
Square Enix Holdings Co. Ltd. (Japan)	4,600	116,258
TIBCO Software, Inc.*	30,860	270,025

The accompanying notes are an integral part of the financial statements.	105

Investment Portfolio - October 31, 2009

Pro-Blend® Maximum Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Information Technology (continued)
Software (continued)
UbiSoft Entertainment S.A. (France)*	20,394	$322,638

		36,399,247

Total Information Technology		125,189,891

Materials - 2.96%
Chemicals - 1.78%
Arkema S.A. (France)	40	1,534
Calgon Carbon Corp.*	16,948	268,456
Johnson Matthey plc (United Kingdom)	6,510	150,866
Monsanto Co.	122,880	8,255,079
The Scotts Miracle-Gro Co. - Class A	4,070	165,323

		8,841,258

Containers & Packaging - 0.03%
Bemis Co., Inc.	5,310	137,157

Paper & Forest Products - 1.15%
Norbord, Inc. (Canada)	7,003	96,364
Weyerhaeuser Co.	154,120	5,600,721

		5,697,085

Total Materials		14,675,500

Telecommunication Services - 1.94%
Diversified Telecommunication Services - 0.09%
France Telecom S.A. (France)	7,070	175,421
Hutchison Telecommunications Hong Kong Holdings Ltd. (Hong Kong)	95,000	16,548
Swisscom AG - ADR (Switzerland)[2]	4,606	165,586
Telenor ASA - ADR (Norway)*[2]	1,950	74,880

		432,435

Wireless Telecommunication Services - 1.85%
American Tower Corp. - Class A*	64,570	2,377,467
Crown Castle International Corp.*	203,650	6,154,303
Hutchison Telecommunications International Ltd. (Hong Kong)	95,000	19,245
SBA Communications Corp. - Class A*	7,560	213,268
SK Telecom Co. Ltd. - ADR (South Korea)	25,150	420,256

		9,184,539

Total Telecommunication Services		9,616,974

Utilities - 0.18%
Electric Utilities - 0.06%
E.ON AG (Germany)	8,310	319,065

106	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2009

Pro-Blend® Maximum Term Series	Shares/ Principal Amount	Value (Note 2)

COMMON STOCKS (continued)

Utilities (continued)
Independent Power Producers & Energy Traders - 0.04%
Mirant Corp.*	6,060	$84,719
RRI Energy, Inc.*	18,490	97,442

		182,161

Multi-Utilities - 0.04%
GDF Suez (France)	2,184	91,617
National Grid plc (United Kingdom)	11,210	111,587

		203,204

Water Utilities - 0.04%
Cia de Saneamento de Minas Gerais - Copasa MG (Brazil)	9,850	173,337

Total Utilities		877,767

TOTAL COMMON STOCKS (Identified Cost $453,697,992)		461,000,823

PREFERRED STOCKS - 0.03%
Consumer Staples - 0.03%
Household Products - 0.03%
Henkel AG & Co. KGaA (Germany) (Identified Cost $134,525)	3,790	172,681

WARRANTS - 0.00%**
Health Care - 0.00%**
Life Sciences Tools & Services - 0.00%**
Caliper Life Sciences, Inc., 8/10/2011 (Identified Cost $2,672)	4,132	434

MUTUAL FUNDS - 0.07%
Financial Select Sector SPDR Fund (Identified Cost $355,404)	26,490	371,390

U.S. TREASURY SECURITIES - 2.09%
U.S. Treasury Bonds - 0.54%
U.S. Treasury Bond, 5.375%, 2/15/2031 (Identified Cost $2,622,246)	$2,300,000	2,672,671

U.S. Treasury Notes - 1.55%
U.S. Treasury Note, 4.875%, 4/30/2011	6,500,000	6,913,361

The accompanying notes are an integral part of the financial statements.	107

Investment Portfolio - October 31, 2009

Pro-Blend® Maximum Term Series	Principal Amount/ Shares	Value (Note 2)

U.S. TREASURY SECURITIES (continued)

U.S. Treasury Notes (continued)
U.S. Treasury Note, 2.625%, 6/30/2014	$750,000	$764,356

Total U.S. Treasury Notes (Identified Cost $7,623,227)		7,677,717

TOTAL U.S. TREASURY SECURITIES (Identified Cost $10,245,473)		10,350,388

SHORT-TERM INVESTMENTS - 4.74%
Dreyfus Cash Management, Inc. - Institutional Shares[3], 0.13%	6,018,571	6,018,571
U.S. Treasury Bill[4], 0.22%, 11/27/2009	$5,200,000	5,199,474
U.S. Treasury Bill[4], 0.52%, 7/1/2010	12,300,000	12,284,354

TOTAL SHORT-TERM INVESTMENTS (Identified Cost $23,483,524)		23,502,399

TOTAL INVESTMENTS - 99.87% (Identified Cost $487,919,590)		495,398,115

OTHER ASSETS, LESS LIABILITIES - 0.13%		643,071

NET ASSETS - 100%		$496,041,186

ADR - American Depository Receipt

BDR - Brazilian Depository Receipt

NVDR - Non-Voting Depository Receipt

*Non-income producing security

**Less than 0.01%

1Bank of New York Mellon Corp. is the Fund’s custodian.

2Latest quoted sales price is not available and the latest quoted bid price was used to value the security.

3Rate shown is the current yield as of report date.

4Rate shown reflects the annualized yield at time of purchase.

108	The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Maximum Term Series

October 31, 2009

ASSETS:

Investments, at value (identified cost $487,919,590) (Note 2)	$495,398,115
Cash	2,050,574
Foreign currency, at value (cost $39,511)	39,781
Receivable for securities sold	1,262,637
Receivable for fund shares sold	606,759
Dividends receivable	374,967
Foreign tax reclaims receivable	199,631
Interest receivable	192,915

TOTAL ASSETS	500,125,379

LIABILITIES:

Accrued management fees (Note 3)	361,524
Accrued shareholder services fees (Class S) (Note 3)	97,339
Accrued fund accounting and transfer agent fees (Note 3)	35,532
Accrued Chief Compliance Officer service fees (Note 3)	412
Payable for securities purchased	3,029,121
Payable for fund shares repurchased	486,029
Audit fees payable	33,681
Other payables and accrued expenses	40,555

TOTAL LIABILITIES	4,084,193

TOTAL NET ASSETS	$496,041,186

NET ASSETS CONSIST OF:

Capital stock	$392,549
Additional paid-in-capital	583,492,330
Undistributed net investment income	964,796
Accumulated net realized loss on investments, foreign currency and translation of other assets and liabilities	(96,306,594)
Net unrealized appreciation on investments, foreign currency and translation of other assets and liabilities	7,498,105

TOTAL NET ASSETS	$496,041,186

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($443,769,596/33,246,866 shares)	$13.35

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($52,271,590/6,008,007 shares)	$8.70

The accompanying notes are an integral part of the financial statements.	109

Statement of Operations - Pro-Blend® Maximum Term Series

For the Year Ended October 31, 2009

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $205,339)	$6,006,927
Interest	227,551

Total Investment Income	6,234,478

EXPENSES:

Management fees (Note 3)	2,838,640
Shareholder services fees (Class S) (Note 3)	879,273
Fund accounting and transfer agent fees (Note 3)	309,561
Directors’ fees (Note 3)	12,300
Chief Compliance Officer service fees (Note 3)	3,800
Custodian fees	38,500
Miscellaneous	140,772

Total Expenses	4,222,846
Less reduction of expenses (Note 3)	(115,420)

Net Expenses	4,107,426

NET INVESTMENT INCOME	2,127,052

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized loss on -
Investments	(50,731,427)
Foreign currency and translation of other assets and liabilities	(33,423)

(50,764,850)

Net change in unrealized appreciation (depreciation) on-
Investments	114,743,918
Foreign currency and translation of other assets and liabilities	50,493

114,794,411

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	64,029,561

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$66,156,613

110	The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets - Pro-Blend® Maximum Term Series

	For the Year Ended 10/31/09	For the Year Ended 10/31/08

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$2,127,052	$3,588,885
Net realized loss on investments and foreign currency .	(50,764,850)	(44,361,880)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	114,794,411	(140,884,499)

Net increase (decrease) from operations	66,156,613	(181,657,494)

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(3,331,521)	(2,811,804)
From net investment income (Class I)	(155,094)	(13,150)
From net realized gain on investments (Class S)	—	(51,012,468)

Total distributions to shareholders	(3,486,615)	(53,837,422)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	88,758,897	62,341,092

Net increase (decrease) in net assets	151,428,895	(173,153,824)

NET ASSETS:

Beginning of year	344,612,291	517,766,115

End of year (including undistributed net investment income of $964,796 and $2,357,782, respectively)	$496,041,186	$344,612,291

The accompanying notes are an integral part of the financial statements.	111

Financial Highlights - Pro-Blend® Maximum Term Series - Class S

	For the Years Ended

	10/31/09	10/31/08	10/31/07	10/31/06	10/31/05

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$11.50	$19.57	$18.35	$16.79	$15.00

Income (loss) from investment operations:
Net investment income	0.06[1]	0.12	0.11	0.14	0.08
Net realized and unrealized gain (loss) on investments	1.90	(6.22)	2.41	2.80	2.11

Total from investment operations	1.96	(6.10)	2.52	2.94	2.19

Less distributions to shareholders:
From net investment income	(0.11)	(0.10)	(0.15)	(0.08)	(0.05)
From net realized gain on investments	—	(1.87)	(1.15)	(1.30)	(0.35)

Total distributions to shareholders	(0.11)	(1.97)	(1.30)	(1.38)	(0.40)

Net asset value - End of year	$13.35	$11.50	$19.57	$18.35	$16.79

Net assets - End of year (000’s omitted)	$443,770	$342,015	$517,766	$285,714	$186,547

Total return[2]	17.34%	(34.19%)	14.37%	18.87%	14.84%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.10%	1.10%	1.12%	1.16%	1.20%
Net investment income	0.55%	0.77%	0.67%	0.94%	0.51%
Series portfolio turnover	67%	82%	61%	56%	61%

*The investment advisor did not impose all or a portion of its management fees, CCO fees and fund accounting and transfer agent fees in some years. If these expenses had been incurred by the Class, the expense ratio (to average net assets)

would have been increased by the following amount:	0.03%	0.04%	N/A	N/A	0.02%

1Calculated based on average shares outstanding during the year.

2Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

112	The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Maximum Term Series - Class I

	For the Year Ended 10/31/09	For the Period 3/28/08[1] to 10/31/08

Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$7.57	$10.00

Income (loss) from investment operations:
Net investment income	0.05[2]	0.05
Net realized and unrealized loss on investments	1.24	(2.44)

Total from investment operations	1.29	(2.39)

Less distributions to shareholders:
From net investment income	(0.16)	(0.04)

Net asset value - End of period	$8.70	$7.57

Net assets - End of period (000’s omitted)	$52,271	$2,597

Total return[3]	17.58%	(24.01%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.85%	0.85%[4]
Net investment income	0.68%	0.88%[4]
Series portfolio turnover	67%	82%

*The investment advisor did not impose all or a portion of its management fees, CCO fees and fund accounting and transfer agent fees in some periods. If these expenses had been incurred by the Class, the expense ratio (to average net assets)

would have been increased by the following amount:	0.02%	0.08%[4]

1Commencement of operations.

2Calculated based on average shares outstanding during the year.

3Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.	113

Notes to Financial Statements

1.	ORGANIZATION

Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series (each the “Series”) are no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.

The Series are asset allocation funds. Each invests in a combination of stocks, bonds and cash and is managed according to specific goals. The goals are as follows: Pro-Blend® Conservative Term Series - primary goal is preservation of capital; secondary goal is long-term growth of capital. Pro-Blend® Moderate Term Series - equal emphasis on long-term growth of capital and preservation of capital. Pro-Blend® Extended Term Series - primary goal is long-term growth of capital; secondary goal is preservation of capital. Pro-Blend® Maximum Term Series - primary goal is long-term growth of capital.

Each Series is authorized to issue six classes of shares (Class B, D, E, I, S and Z). Currently, only Class S and I shares have been issued. Each class of shares is substantially the same, except that class-specific transfer agency distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). Shares of each Series are offered to investors and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 10.0 billion shares of common stock each having a par value of $0.01. As of October 31, 2009, 4.6 billion shares have been designated in total among 29 series, of which 87.5 million have been designated as Pro-Blend® Conservative Term Series Class S common stock, 75 million have been designated as Pro-Blend® Conservative Term Series Class I common stock, 125 million each have been designated as Class S common stock and Class I common stock for Pro-Blend® Moderate Term Series, 125 million each have been designated as Class S common stock for Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series, and 200 million each have been designated as Class I common stock for Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided by an independent pricing service. Certain investments in securities held by the Series may be valued on a basis of a price provided by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

114

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold and the differences could be material.

Securities for which representative valuations or prices are not available from the Fund’s pricing service may be valued at fair value. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”).

Various inputs are used in determining the value of the Series’ assets or liabilities carried at market value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments.) The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2009 in valuing the Series’ assets or liabilities carried at market value:

	Pro-Blend® Conservative Term Series
Description	10/31/09	Level 1	Level 2	Level 3
Equity securities*	$100,564,371	$100,489,949	$74,422	$—
Preferred securities	622,557	42,373	580,184	—
Debt Securities:
U.S. Treasury and other U.S. Government agencies	193,758,236	—	193,758,236	—
Corporate debt	121,007,353	—	120,955,428	51,925
Asset backed securities	171,172	—	171,172	—
Mutual funds	10,448,728	10,448,728	—	—
Other financial instruments**	—	—	—	—

Total	$426,572,417	$110,981,050	$315,539,442	$51,925

115

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Level 3 Reconciliation	Corporate Debt
Balance as of October 31, 2008 (market value)	$—
Accrued discounts/premiums	29
Change in unrealized appreciation/depreciation ***	(633)
Net purchases/sales	52,529

Balance as of October 31, 2009 (market value)	$51,925

	Pro-Blend® Moderate Term Series
Description	10/31/09	Level 1	Level 2	Level 3
Equity securities*	$206,089,711	$205,891,918	$197,793	$—
Preferred securities	1,286,051	98,415	1,187,636	—
Debt Securities:
U.S. Treasury and other U.S. Government agencies	117,391,540	—	117,391,540	—
Corporate debt	105,588,724	—	105,487,759	100,965
Asset backed securities	337,309	—	337,309	—
Mutual funds	9,066,103	9,066,103	—	—
Other financial instruments**	—	—	—	—

Total	$439,759,438	$215,056,436	$224,602,037	$100,965

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Level 3 Reconciliation	Corporate Debt
Balance as of October 31, 2008 (market value)	$—
Accrued discounts/premiums	57
Change in unrealized appreciation/depreciation ***	(1,231)
Net purchases/sales	102,139

Balance as of October 31, 2009 (market value)	$100,965

116

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

	Pro-Blend® Extended Term Series
Description	10/31/09	Level 1	Level 2	Level 3
Equity securities*	$371,695,216	$371,317,739	$377,477	$—
Preferred securities	1,928,099	173,136	1,754,963	—
Debt Securities:
U.S. Treasury and other U.S. Government agencies	120,731,181	—	120,731,181	—
Corporate debt	99,534,117	—	99,389,881	144,236
Asset backed securities	473,240	—	473,240	—
Mutual funds	13,883,927	13,883,927	—	—
Other financial instruments**	—	—	—	—

Total	$608,245,780	$385,374,802	$222,726,742	$144,236

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Level 3 Reconciliation	Corporate Debt
Balance as of October 31, 2008 (market value)	$—
Accrued discounts/premiums	81
Change in unrealized appreciation/depreciation ***	(1,758)
Net purchases/sales	145,913

Balance as of October 31, 2009 (market value)	$144,236

	Pro-Blend® Maximum Term Series
Description	10/31/09	Level 1	Level 2	Level 3
Equity securities*	$461,001,257	$460,582,918	$418,339	$—
Preferred securities	172,681	172,681	—	—
Debt Securities:
U.S. Treasury and other U.S. Government agencies	27,834,216	—	27,834,216	—
Mutual funds	6,389,961	6,389,961	—	—
Other financial instruments**	—	—	—	—

Total	$495,398,115	$467,145,560	$28,252,555	$—

There were no Level 3 securities held by Pro-Blend® Maximum Term Series as of October 31, 2008 or October 31, 2009.

117

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

*Includes common stock, warrants and rights. Please see the Investment Portfolio for industry classification and for securities where a latest quoted sales price is not available and the latest quoted bid price was used to value the security. Such securities are included in Level 2 in the table above.

**Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/ depreciation on the instrument. As of October 31, 2009, the Series did not hold any derivative instruments.

***The change in unrealized appreciation (depreciation) on securities still held at October 31, 2009 for the Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series and Pro-Blend® Extended Term Series was $(633), $(1,231) and $(1,758), respectively, which is included in the related net change in unrealized appreciation/depreciation on the Statements of Operations.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

Income, expenses (other than class specific expenses), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that Class.

The Series use the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series do not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

118

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Securities Purchased on a When-Issued Basis or Forward Commitment

Each Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss.

In connection with its ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities. The Series account for such dollar rolls as purchases and sales. Information regarding securities purchased on a when-issued basis is included in each applicable Series Investment Portfolio. None of the Series had TBA dollar rolls outstanding as of October 31, 2009.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of each applicable Series’ Investment Portfolio.

Affiliated Companies

The Chairman and CEO of Alsius Corp. serves as a director of the Fund. Therefore, Alsius Corp. is considered an “affiliated company”, as defined in the 1940 Act. The following transactions were effected in shares of Alsius Corp. for the year ended October 31, 2009:

	Pro-Blend® Conservative Term Series
Name of Issuer	Number of Shares Held as of 10/31/08	Gross Additions	Gross Reductions	Number of Shares Held as of 10/31/09	Value as of 10/31/09	Investment Income	Realized Loss
Alsius Corp.	3,536	—	3,536	—	$—	$—	$14,749

	Pro-Blend® Moderate Term Series
Name of Issuer	Number of Shares Held as of 10/31/08	Gross Additions	Gross Reductions	Number of Shares Held as of 10/31/09	Value as of 10/31/09	Investment Income	Realized Loss
Alsius Corp.	25,695	—	25,695	—	$—	$—	$108,296

119

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Affiliated Companies (continued)

	Pro-Blend® Extended Term Series
Name of Issuer	Number of Shares Held as of 10/31/08	Gross Additions	Gross Reductions	Number of Shares Held as of 10/31/09	Value as of 10/31/09	Investment Income	Realized Loss
Alsius Corp.	56,230	—	56,230	—	$—	$—	$236,597

	Pro-Blend® Maximum Term Series
Name of Issuer	Number of Shares Held as of 10/31/08	Gross Additions	Gross Reductions	Number of Shares Held as of 10/31/09	Value as of 10/31/09	Investment Income	Realized Loss
Alsius Corp.	46,698	—	46,698	—	$—	$—	$202,156

Federal Taxes

Each Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series are not subject to federal income tax or excise tax to the extent that each Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2009, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended October 31, 2006 through October 31, 2009. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made semi-annually. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of a Series. Distributions are recorded on the ex-dividend date.

120

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which each Series pays a fee, computed daily and payable monthly, at an annual rate of 0.60% for Pro-Blend® Conservative Term Series and 0.75% for Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series, of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended for each active series of the Fund plus a fee for each committee meeting attended.

Class S shares of each Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Fund’s Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of each Series pays a fee, computed daily and payable monthly, at an annual rate of 0.20% for Pro-Blend® Conservative Term Series Class S and 0.25% for Pro-Blend® Moderate Term Series Class S, Pro-Blend® Extended Term Series Class S and Pro-Blend® Maximum Term Series Class S, of the Class’ average daily net assets. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

121

Notes to Financial Statements

3.	TRANSACTIONS WITH AFFILIATES (continued)

The Advisor has contractually agreed, until at least February 28, 2010, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than the following amounts, exclusive of shareholder services fees, of average daily net assets each year:

Series/Class	Expense Limit
Pro-Blend® Conservative Term Series Class S	0.80%
Pro-Blend® Conservative Term Series Class I	0.70%
Pro-Blend® Moderate Term Series Class S	0.95%
Pro-Blend® Moderate Term Series Class I	0.85%
Pro-Blend® Extended Term Series Class S	0.95%
Pro-Blend® Extended Term Series Class I	0.85%
Pro-Blend® Maximum Term Series Class S	0.95%
Pro-Blend® Maximum Term Series Class I	0.85%

In addition, the Advisor has voluntarily agreed to waive fees and reimburse expenses during the current fiscal year in order to keep total direct annual fund operating expenses from exceeding 0.90% for Pro-Blend® Conservative Term Series Class S and 1.10% for Pro-Blend® Moderate Term Series Class S, Pro-Blend® Extended Term Series Class S and Pro-Blend® Maximum Term Series Class S, of the Class’ average daily net assets. The Advisor may change or eliminate all or part of its voluntary waiver at any time. For the year ended October 31, 2009, the Advisor waived the following amounts which are included as a reduction of expenses on the Statements of Operations:

Series/Class	Waiver Amount
Pro-Blend® Conservative Term Series Class S	$56,095
Pro-Blend® Conservative Term Series Class I	10,927
Pro-Blend® Moderate Term Series Class S	47,744
Pro-Blend® Moderate Term Series Class I	2,889
Pro-Blend® Extended Term Series Class S	32,383
Pro-Blend® Extended Term Series Class I	594
Pro-Blend® Maximum Term Series Class S	105,034
Pro-Blend® Maximum Term Series Class I	6,013

The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

For fund accounting and transfer agent services, the Fund pays the Advisor an annual fee of 0.055% of the Fund’s average daily net assets up to $4.5 billion, 0.03% of the Fund’s average daily net assets between $4.5 billion and $7.5 billion, and 0.02% of the Fund’s average daily net assets over $7.5 billion. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense. Prior to October 12, 2009 (for sub-accountant) and November 9, 2009 (for sub-transfer agent), the Advisor had an agreement with Citi Fund Services Ohio, Inc. (“Citi”) under which Citi served as sub-accountant and sub-transfer agent. The Advisor voluntarily agreed to waive a portion of the fund accounting and transfer agent fees and the Chief Compliance Officer service fees for the period March 1, 2009 to April 30, 2009. Accordingly, the Advisor waived the following amounts which are included as a reduction of expenses on the Statements of Operations:

Series/Class	Waiver Amount
Pro-Blend® Conservative Term Series Class S	$1,702
Pro-Blend® Conservative Term Series Class I	511
Pro-Blend® Moderate Term Series Class S	2,530
Pro-Blend® Moderate Term Series Class I	169
Pro-Blend® Extended Term Series Class S	4,111
Pro-Blend® Extended Term Series Class I	391
Pro-Blend® Maximum Term Series Class S	4,049
Pro-Blend® Maximum Term Series Class I	324

122

Notes to Financial Statements

3.	TRANSACTIONS WITH AFFILIATES (continued)

The Advisor has entered into agreements dated October 12, 2009 and November 9, 2009 with PNC Global Investment Servicing (U.S.) Inc. (“PNC”) under which PNC serves as sub-accountant services agent and sub-transfer agent, respectively. Effective November 7, 2009 under the amended master services agreement, the Fund pays the Advisor an annual fee of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series); plus a base fee of $25,500 per Series. Additionally, certain transaction, account-based, and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged.

4.	PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2009, purchases and sales of securities, other than short-term securities, were as follows:

	Purchases		Sales
Series	Other Issuers	Government	Other Issuers	Government
Pro-Blend® Conservative Term Series	$313,973,816	$27,949,982	$52,247,356	$47,491,054
Pro-Blend® Moderate Term Series	284,070,085	62,342,093	106,637,428	51,998,739
Pro-Blend® Extended Term Series	331,716,028	63,362,191	223,674,462	55,559,371
Pro-Blend® Maximum Term Series	308,977,144	7,850,156	233,919,481	6,982,500

123

Notes to Financial Statements

5.	CAPITAL STOCK TRANSACTIONS

Transactions in Class S and Class I shares:

	For the Year Ended 10/31/09		For the Year Ended 10/31/08
	Shares	Amount	Shares	Amount

Pro-Blend® Conservative Term Series Class S:
Sold	21,638,922	$253,078,774	9,686,341	$115,140,188
Reinvested	255,888	2,852,616	530,547	6,344,345
Repurchased	(7,514,628)	(85,449,982)	(6,391,392)	(75,749,834)

Total	14,380,182	$170,481,408	3,825,496	$45,734,699

	For the Year Ended 10/31/09		For the Period 3/28/08 (commencement of operations) to 10/31/08
	Shares	Amount	Shares	Amount

Pro-Blend® Conservative Term Series Class I:
Sold	12,753,291	$123,336,525	8,307	$76,952
Reinvested	5,873	55,829	— *	2
Repurchased	(3,281,035)	(33,032,962)	(1)	(17)

Total	9,478,129	$90,359,392	8,306	$76,937

	For the Year Ended 10/31/09		For the Year Ended 10/31/08
	Shares	Amount	Shares	Amount

Pro-Blend® Moderate Term Series Class S:
Sold	21,461,762	$231,679,727	7,782,766	$96,005,211
Reinvested	441,147	4,403,673	2,667,069	33,443,964
Repurchased	(8,747,293)	(91,994,252)	(16,173,088)	(196,886,611)

Total	13,155,616	$144,089,148	(5,723,253)	$(67,437,436)

	For the Year Ended 10/31/09		For the Period 3/28/08 (commencement of operations) to 10/31/08
	Shares	Amount	Shares	Amount

Pro-Blend® Moderate Term Series Class I:
Sold	5,930,221	$53,443,816	37,519	$340,954
Reinvested	4,353	37,717	— *	2
Repurchased	(1,343,646)	(12,777,158)	(91)	(797)

Total	4,590,928	$40,704,375	37,428	$340,159

124

Notes to Financial Statements

5.	CAPITAL STOCK TRANSACTIONS (continued)

	For the Year Ended 10/31/09		For the Year Ended 10/31/08
	Shares	Amount	Shares	Amount

Pro-Blend® Extended Term Series Class S:
Sold	13,079,024	$157,628,794	11,894,127	$172,115,091
Reinvested	659,575	7,271,279	4,209,783	64,070,176
Repurchased	(11,496,524)	(131,007,040)	(13,438,599)	(193,980,336)

Total	2,242,075	$33,893,033	2,665,311	$42,204,931

	For the Year Ended 10/31/09		For the Period 3/28/08 (commencement of operations) to 10/31/08
	Shares	Amount	Shares	Amount

Pro-Blend® Extended Term Series Class I:
Sold	13,533,251	$113,607,736	135,225	$1,358,275
Reinvested	16,605	133,670	657	6,624
Repurchased	(2,886,283)	(25,332,208)	(2,078)	(16,347)

Total	10,663,573	$88,409,198	133,804	$1,348,552

	For the Year Ended 10/31/09		For the Year Ended 10/31/08
	Shares	Amount	Shares	Amount

Pro-Blend® Maximum Term Series Class S:
Sold	12,286,406	$144,482,110	10,653,804	$166,873,813
Reinvested	314,130	3,280,777	3,228,443	53,214,698
Repurchased	(9,095,502)	(101,912,603)	(10,596,526)	(160,847,579)

Total	3,505,034	$45,850,284	3,285,721	$59,240,932

	For the Year Ended 10/31/09		For the Period 3/28/08 (commencement of operations) to 10/31/08
	Shares	Amount	Shares	Amount

Pro-Blend® Maximum Term Series Class I:
Sold	6,367,312	$47,837,218	341,941	$3,087,078
Reinvested	14,888	108,194	1,285	13,150
Repurchased	(717,412)	(5,036,799)	(7)	(68)

Total	5,664,788	$42,908,613	343,219	$3,100,160

*Less than 1 share.

125

Notes to Financial Statements

5.	CAPITAL STOCK TRANSACTIONS (continued)

At October 31, 2009, the retirement plan of the Advisor and its affiliates owned the following:

Series	Shares Owned	Percentage of Series Shares Outstanding	Value
Pro-Blend® Conservative Term Series	51,614	0.1%	$521,818
Pro-Blend® Moderate Term Series	199,055	0.5%	1,898,985
Pro-Blend® Extended Term Series	1,200,640	2.4%	10,901,811
Pro-Blend® Maximum Term Series	1,351,664	3.4%	11,759,477

6.	FINANCIAL INSTRUMENTS

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes; the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivatives counterparties failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. No such investments were held by the Series during the year ended October 31, 2009.

7.	FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including foreign currency gains and losses, losses deferred due to wash sales, investments in passive foreign investment companies (PFICs) and market discount. Each Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

126

Notes to Financial Statements

8.	FEDERAL INCOME TAX INFORMATION (continued)

The tax character of distributions paid were as follows:

	Pro-Blend® Conservative Term Series		Pro-Blend® Moderate Term Series
	For the Year Ended 10/31/09	For the Year Ended 10/31/08	For the Year Ended 10/31/09	For the Year Ended 10/31/08
Ordinary income	$3,190,937	$3,868,243	$4,556,112	$13,982,331
Long-term capital gains	—	2,577,655	—	19,725,393

	Pro-Blend® Extended Term Series		Pro-Blend® Maximum Term Series
	For the Year Ended 10/31/09	For the Year Ended 10/31/08	For the Year Ended 10/31/09	For the Year Ended 10/31/08
Ordinary income	$7,669,280	$18,545,376	$3,486,615	$23,424,978
Long-term capital gains	—	46,871,453	—	30,412,444

At October 31, 2009, the tax basis components of distributable earnings and the new unrealized appreciation (depreciation) based on the identified cost for federal income tax purposes were as follows:

	Pro-Blend® Conservative Term Series	Pro-Blend® Moderate Term Series	Pro-Blend® Extended Term Series	Pro-Blend® Maximum Term Series

Cost for federal income tax purposes	$412,890,231	$426,474,327	$598,873,044	$495,637,817
Unrealized appreciation	$16,911,308	$23,416,176	$37,085,677	$32,911,604
Unrealized depreciation	(3,229,122)	(10,131,065)	(27,712,941)	(33,151,306)

Net unrealized appreciation (depreciation)	$13,682,186	$13,285,111	$9,372,736	$(239,702)
Undistributed ordinary income	3,375,890	3,057,168	4,497,817	975,030
Capital loss carryover	1,398,033	18,735,626	49,790,783	88,598,601

127

Notes to Financial Statements

8.	FEDERAL INCOME TAX INFORMATION (continued)

The capital loss carryover, disclosed above, available to the extent allowed by tax law to offset future net capital gain, if any, will expire as follows:

Pro-Blend® Conservative Term Series		Pro-Blend® Moderate Term Series
Loss Carryover	Expiration Date	Loss Carryover	Expiration Date
$1,398,033	October 31, 2016	$6,948,431	October 31, 2016
		$11,787,195	October 31, 2017

Pro-Blend® Extended Term Series		Pro-Blend® Maximum Term Series
Loss Carryover	Expiration Date	Loss Carryover	Expiration Date
$6,778,639	October 31, 2016	$44,378,890	October 31, 2016
$43,012,144	October 31, 2017	$44,219,711	October 31, 2017

9.	SUBSEQUENT EVENTS

There were no subsequent events that require recognition or disclosure. In preparing these financial statements, management of the Fund has evaluated events and transactions for potential recognition or disclosure through December 21, 2009, the date the financial statements were issued.

128

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of - Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series (each a series of Manning & Napier Fund, Inc., hereafter collectively referred to as the “Series”) at October 31, 2009, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Columbus, Ohio

December 21, 2009

129

Supplemental Tax Information (unaudited)

For federal income tax purposes, each of the Series designates for the current fiscal year the amount disclosed below or, if different, the maximum amount allowable under the tax law as qualified dividend income (“QDI”).

Series	QDI
Pro-Blend® Conservative Term Series	$871,145
Pro-Blend® Moderate Term Series	2,228,457
Pro-Blend® Extended Term Series	5,877,868
Pro-Blend® Maximum Term Series	3,486,446

For corporate shareholders, the percentage of investment income (dividend income plus short-term gain, if any) that qualifies for the dividends received deduction (DRD) for the current fiscal year is as follows:

Series	DRD%
Pro-Blend® Conservative Term Series	13.9%
Pro-Blend® Moderate Term Series	36.4%
Pro-Blend® Extended Term Series	54.2%
Pro-Blend® Maximum Term Series	100.0%

130

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	62
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Co-Executive Director; Executive Group Member**; Chief Compliance Officer since 2004 - Manning & Napier Advisors, Inc. President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	69
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Chairman (non-executive) 2004 - 2008; Director 1995 - 2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	The Ashley Group
Name:	Peter L. Faber
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel since 2006, Partner (1995-2006) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit) New York Collegium (non-profit) Boston Early Music Festival (non-profit)

131

Directors’ and Officers’ Information (unaudited)

INDEPENDENT DIRECTORS (continued)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	74
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994;
Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	63
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Incyte Corp. ViroPharma, Inc. HLTH Corp. Cheyne Capital International MPM Bio-equities GMP Companies HoustonPharma
Name:	Richard M. Hurwitz
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2009
Principal Occupation(s) During Past 5 Years:	Managing Partner, Aegis Investment Partners, LLC (investments) since 2006; Founder and Managing Partner (2004-2005) - Village Markets, LLC (groceries); Partner (1996-2004) - Bancorp Services, LLC (consulting)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Picometry International Corp. Pioneering Technologies

132

Directors’ and Officers’ Information (unaudited)

OFFICERS

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	Co-Director of Research since 2002 & Executive Group Member** since 2003, Manning & Napier Advisors, Inc. Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	43
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager, Manning & Napier Advisors, Inc. since 1997
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	41
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**The Executive Group performs the duties of the Office of the Chief Executive of Manning & Napier Advisors, Inc.

1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

133

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On the Advisor’s web site	http://www.manningnapieradvisors.com

Additional information available at www.manningnapieradvisors.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

MNPRO-10/09-AR

ITEM 2:	CODE OF ETHICS

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2 (a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2 (a) above were granted.

(d) Not applicable to the registrant due to the response given in 2 (c) above.

ITEM 3:	AUDIT COMMITTEE FINANCIAL EXPERT

All of the members of the Audit committee have been determined by the Registrant’s Board of Directors to be Audit Committee Financial Experts as defined in this item. The members of the Audit Committee are: Harris H. Rusitzky and Stephen B. Ashley. All Audit Committee members are independent under applicable rules. This designation will not increase the designee’s duties, obligations or liability as compared to their duties, obligations and liability as a member of the Audit Committee and of the Board.

ITEM 4:	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Principal Accountant Fees and Services

Aggregate fees for professional services rendered for the Manning & Napier Fund, Inc. (Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series, Pro-Blend® Maximum Term Series, Tax Managed Series, Equity Series, Overseas Series, Dividend Focus Series, Target Income Series, Target 2010 Series, Target 2020 Series, Target 2030 Series, Target 2040 Series and Target 2050 Series, collectively the “Fund”) by PricewaterhouseCoopers LLP (“PwC”) as of and for the years ended October 31, 2009 and 2008 were:

	2009	2008
Audit Fees (a)	$274,054	$250,528
Audit Related Fees (b)	15,624	—
Tax Fees (c)	92,605	86,180
All Other Fees (d)	—	—

	$382,283	$336,708

(a) Audit Fees

These fees relate to professional services rendered by PwC for the audit of the Fund’s annual financial statements or services normally provided by the accountant in connection with statutory and regulatory filing or engagements. These services include the audits of the financial statements of the Fund, issuance of consents, income tax provision procedures and assistance with review of documents filed with the SEC.

(b) Audit-Related Fees

These fees relate to assurance and related services by PwC that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under “Audit Fees” above. These fees relate to professional services provided by PwC in connection with service provider conversion.

(c) Tax Fees

These fees relate to professional services rendered by PwC for tax compliance, tax advice and tax planning. The tax services provided by PwC related to the preparation of the Fund’s federal and state income tax returns, excise tax calculations and returns, a review of the Fund’s calculations of capital gain and income distributions, and additional tax research for compliance purposes.

(d) All Other Fees

These fees relate to products and services provided by PwC other than those reported above under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended October 31, 2009 and 2008.

Non-Audit Services to the Fund’s Service Affiliates that were Pre-Approved by the Fund’s Audit Committee

The Fund’s Audit Committee is required to pre-approve non-audit services which meet both the following criteria:

i)	Directly relate to the Fund’s operations and financial reporting; and

ii)

Rendered by PwC to the Fund’s advisor, Manning & Napier Advisors, Inc., and entities in a control relationship with the advisor (“service affiliate”) that provide ongoing services to the Fund. For purposes of disclosure, Manning & Napier Investor Services, Inc. is considered to be a service affiliate.

	2009	2008
Audit Related Fees	$8,420	$9,392
Tax Fees	1,950	5,000

	$10,370	$14,392

The Audit Related fees for the years ended October 31, 2009 and 2008 were for 17Ad-13 internal control examinations, a license for proprietary automated financial statement disclosure software (2008 only) and a license for proprietary authoritative financial reporting and assurance literature library software.

The Tax fees for the year ended October 31, 2009 relate to research on the tax implications for various funds holding certain investment types.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended October 31, 2009 and 2008.

Aggregate Fees

Aggregate fees billed to the Fund for non-audit services for 2009 and 2008 were $92,605 and $86,180, respectively. Aggregate fees billed to the Fund’s advisor and service affiliates for non-audit services were $10,370 and $14,392, respectively. These amounts include fees for non-audit services required to be pre-approved and fees for non-audit services that did not require pre-approval since they did not relate to the Fund’s operations and financial reporting.

The Fund’s Audit Committee has considered whether the provisions for non-audit services to the Fund’s advisor and service affiliates, which did not require pre-approval, are compatible with maintaining PwC’s independence.

ITEM 5:	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable.

ITEM 6:	INVESTMENTS

(a)	See Investment Portfolios under Item 1 on this Form N-CSR.

(b)	Not applicable.

ITEM 7:	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8:	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9:	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10:	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedure by which shareholders may recommend nominees to the registrant’s board of directors.

ITEM 11:	CONTROLS AND PROCEDURES

(a) Based on their evaluation of the Funds’ disclosure controls and procedures, as of a date within 90 days of the filing date, the Funds’ Principal Executive Officer and Principal Financial Officer have concluded that the Funds’ disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to the Funds’ officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b) During the second fiscal quarter of the period covered by this report, there have been no changes in the Funds’ internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, the Funds’ internal control over financial reporting.

ITEM 12:	EXHIBITS

(a)(1)	Code of ethics that is subject to the disclosure of Item 2 above.

(a)(2)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX-99.CERT.

(a)(3)	Not applicable.

(b)

A certification of the Registrant’s principal executive officer and principal financial officer, as required by 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX-99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Manning & Napier Fund, Inc.

/s/ B. Reuben Auspitz
B. Reuben Auspitz
President & Principal Executive Officer of Manning & Napier Fund, Inc.

December 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ B. Reuben Auspitz
B. Reuben Auspitz
President & Principal Executive Officer of Manning & Napier Fund, Inc.

December 30, 2009

/s/ Christine Glavin
Christine Glavin
Chief Financial Officer & Principal Financial Officer of Manning & Napier Fund, Inc.

December 30, 2009